SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITES                    [ ]
   ACT OF 1933 (File No. 2-39663)

Pre-effective Amendment No.                                   [ ]
--------------------------------------------------------------------------------
Post-Effective Amendment No. 56                               [X]
--------------------------------------------------------------------------------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT                   [X]
   COMPANY ACT OF 1940 (File No. 811-2168)

Amendment No. 36                                              [ ]
(Check appropriate box or boxes)

                            ACTIVA MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)

2905 Lucerne Dr SE, Suite 200, Grand Rapids, Michigan         49546-7116
(Address of Principal Executive Office)                       (Zip Code)

       Registrant's Telephone Number, including Area Code: (616) 787-6288

               Allan D. Engel, President, Secretary, and Treasurer
                               Activa Mutual Fund
                         2905 Lucerne Dr, SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) p [ ] immediately upon filing pursuant to paragraph (b)
[X]  on April 28, 2006 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a) (1)
[ ]  on (date) pursuant to paragraph (a) (1)
[ ]  75 days after filing pursuant to paragraph (a) (2)
[ ]  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Exhibit Index begins on Page C-1.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class A

                               ACTIVA MUTUAL FUNDS
                           2905 LUCERNE SE, SUITE 200
                           GRAND RAPIDS MICHIGAN 49546
                                 (616) 787-6288
                                 (800) 346-2670

                                   PROSPECTUS
                                 April 28, 2006



                  ACTIVA INTERMEDIATE BOND FUND
                           Sub-Adviser: McDonnell Investment Management, LLC


                  ACTIVA VALUE FUND
                           Sub-Adviser: Wellington Management Company, LLP


                  ACTIVA GROWTH FUND
                           Sub-Adviser: BlackRock Advisors, Inc.


                  ACTIVA INTERNATIONAL FUND
                           Sub-Adviser: Tradewinds NWQ Global Investors, LLC



         A selection of stock and bond funds managed by professional advisers, which are designed to help investors meet their financial goals.

         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


Contents                                                                    Page

Facts at a Glance                                                              1

Activa Intermediate Bond Fund                                                  2

Activa Value Fund                                                              4

Activa Growth Fund                                                             6

Activa International                                                           8

Expenses                                                                      10

Organization and Management                                                   11
      Organization of the Fund                                                11
      Investment Management                                                   11
      The Sub-Advisers                                                        11
      Fundamental Investment Policies                                         12
      Portfolio Disclosure                                                    12
      Pricing of Fund Shares                                                  13
      Purchase of Fund Shares                                                 13
      How Shares are Redeemed                                                 13
      Exchange Privilege                                                      15
      Redemption of Shares in Low Balance Accounts                            15
      Market Timing and Excessive Trading Activity                            15
      Internet Address                                                        16
      Retirement Plans                                                        16
      Dividend & Capital Gain Distributions to Shareholders                   16
      Tax Consequences                                                        16
      Distribution Plan                                                       16
      Shareholder Inquiries                                                   17

Risk Factors and Special Considerations                                       18
     General Investment Risks                                                 18
     International Investment Risks and Considerations                        18
     General Fixed Income Securities Risks                                    20
     Other Risks                                                              20
     Intermediate Bond Fund Policy                                            21

Financial Highlights                                                          22



                               ACTIVA MUTUAL FUNDS
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                          (616) 787-6288 (800) 346-2670

                               ACTIVA MUTUAL FUNDS

                                FACTS AT A GLANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Each of the four Activa mutual funds (the "Funds") seeks as high a return over time as is consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.

STRATEGIES AND RISKS
--------------------------------------------------------------------------------
   Activa Intermediate Bond Fund. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. Total return also may be a factor in portfolio selection. The Fund invests primarily in marketable debt securities. Risk. Greater risk than an investment in cash equivalent type securities, but less risk than funds which invest in common stocks.
   Activa Value Fund. A stock fund which seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital appreciation. Risk. Lower risk than a fund investing in growth stocks, but greater risk than a bond fund.
   Activa Growth Fund. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential. Risk. Lower risk than an international fund, but greater than a value fund.
   Activa International Fund. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation. Risk. The Fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, LLC and the Board of Trustees of each Fund.

                                                                   HIGHER RISK

                                                                   THE ACTIVA
                                                                   INTERNATIONAL
                                                                   FUND

                                                THE ACTIVA
                                                GROWTH FUND
      LOWER RISK
                           THE ACTIVA
                           VALUE FUND

      THE ACTIVA
      INTERMEDIATE
      BOND FUND

                          ACTIVA INTERMEDIATE BOND FUND


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity. Total return also may be a factor in portfolio selection.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency. Under normal circumstances, at least 80% of the Fund's assets will be invested in bonds. The average maturity of securities held by the Fund is expected to be three to ten years.
   The Fund's Sub-Adviser, McDonnell Investment Management, LLC, analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. For example, the issuer of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. Interest rate changes have a greater affect on fixed income securities with longer maturity. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 18.
   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Lehman Bros. Aggregate Bond Index.
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Column Chart
2000                                9.84%
2001                                8.49%
2002                                8.85%
2003                                3.49%
2004                                3.86%
2005                                1.70%

During the periods shown in the chart, the Fund's highest return for a quarter was 4.86% (quarter ending September 30, 2001), and the Fund's lowest return for a quarter was -2.65% (quarter ending June 30, 2004).

                                                                  Average Annual Total Return
                                                              Periods Ended December 31, 2005

                                                                                        Since Inception
                                                             One Year    Five Year          8/30/99
         Activa Intermediate Bond Fund
                  Return Before Taxes                       1.70%           5.24%             5.77%
                  Return After Taxes on
                       Distributions *                      0.11%           3.26%             3.67%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*                      1.15%           3.36%             3.71%
         Lehman Bros. Aggregate Bond Index**                2.43%           5.87%             6.62%

 *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses or reduced for federal income taxes.

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.
   The Fund's Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), implements the construction of the Fund's portfolio based upon the analysis and input of the firm's fundamental and quantitative research teams. Wellington Management's fundamental analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". In addition, the Fund's Sub-Adviser will use an internally-developed, quantitative analytical process to complement the Sub-Adviser's fundamental research. The quantitative valuation process uses multiple factors to determine a security's attractiveness. The factors include value and momentum categories and generally favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors. The Sub-Adviser may invest in companies with any market capitalization.
   Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 18.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables on the next page show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------
Column Chart
1996                          23.18%
1997                          22.47%
1998                          10.17%
1999                          -6.70%
2000                          13.82%
2001                          -7.05%
2002                         -17.87%
2003                          28.37%
2004                          15.40%
2005                           8.47%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.65% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -17.71% (quarter ending September 30, 2002).

                                                         Average Annual Total Return
                                                       Periods Ended December 31, 2005

                                             One Year                 Five Year           Ten Year
         Activa Value Fund
                  Return Before Taxes           8.47%                 4.17%                8.03%
                  Return After Taxes on
                       Distributions*           8.07%                 3.81%                5.98%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*          5.51%                 3.37%                5.75%
         Russell 1000 Value Index**             7.05%                 5.28%               10.94%
         S&P 500**                              4.91%                 0.54%                9.07%

 *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Standard & Poor's 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income tax.

                               ACTIVA GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term growth of capital.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, BlackRock Advisors, Inc., seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies. Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis. While the Fund emphasizes established companies, it may also invest in other types of companies, including companies with any market capitalization.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 18.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Growth Index").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------
Column Chart
2000                           -11.01%
2001                           -23.63%
2002                           -33.69%
2003                            28.54%
2004                             9.61%
2005                             5.89%

During the periods shown in the chart, the Fund's highest return for a quarter was 13.62% (quarter ending December 31, 2001), and the Fund's lowest return for a quarter was -23.36% (quarter ending September 30, 2001).

                                                                 Average Annual Total Return
                                                              Periods Ended December 31, 2005

                                                                                        Since Inception
                                                      One Year         Five Year            8/30/99
         Activa Growth Fund
                  Return Before Taxes                    5.89%          -5.45%               -4.13%
                  Return After Taxes on
                      Distributions*                     5.89%          -5.46%               -4.28%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*                   3.83%          -4.55%               -3.49%
         Russell 1000 Growth Index**                     5.26%          -3.58%               -3.62%
         S&P 500**                                       4.91%           0.54%                0.67%

 *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income taxes.

                            ACTIVA INTERNATIONAL FUND


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks maximum long-term capital appreciation.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.
   The Fund's Sub-Adviser, NWQ Investment Management Company, LLC, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses fundamental research coupled with proprietary quantitative analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. Diversification is achieved by investing in a number of different countries, industries, and companies. The Fund is not required to invest a set portion of its assets in a particular geographic region or regions or a particular industry or sector. The Sub-Adviser also focuses on opportunities created by investor overreaction, misperception and short-term focus. The Fund may invest in companies with any market capitalization and the Fund may invest up to 15% in emerging markets at the time of purchase.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. These risks may be especially significant in the case of emerging markets. In addition, if the Fund has a greater emphasis on investments in a particular industry or region, its share values may fluctuate in response to events affecting that industry or region. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 18. The Sub-Adviser expects a high portfolio turnover rate which can be 100% or more. A high portfolio turnover rate increases the Fund's transaction costs and has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second provides indication of the risks of investing in the Fund by comparing the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") and Standard and Poor's 500 Stock Index ("S&P 500").
   As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------
Column Chart
2000                  -25.31%
2001                  -28.96%
2002                  -20.22%
2003                   31.90%
2004                   13.80%
2005                   13.58%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.06% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -19.39% (quarter ending September 30, 2002).

                                                                  Average Annual Total Return
                                                               Periods Ended December 31, 2005

                                                                                        Since Inception
                                                       One Year        Five Year             8/30/99
         Activa International Fund
                  Return Before Taxes                    13.58%          -0.69%               0.40%
                  Return After Taxes on
                       Distributions*                    13.33%          -0.74%              -0.23%
                  Return After Taxes on
                       Distributions and Sale
                       of Fund Shares*                    8.82%          -0.61%              -0.03%
         MSCI EAFE Index**                                14.02%          4.94%               4.17%
         S&P 500**                                        4.91%           0.54%               0.67%

 *After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

**The MSCI EAFE Index represents an unmanaged index of over 1000 foreign common stock prices and the Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. Neither index is impacted by the Fund's operating expenses or reduced for federal income taxes.

                                    EXPENSES
This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

Shareholder Transaction Expenses (Fees Paid Directly from Your Investment) for each Fund.

         Maximum Sales Charge Imposed on Purchases (Load)                               None
         Maximum Deferred Sales Charge (Load)                                           None
         Maximum Sales Charge (Load) Imposed on                                         None
                   Reinvested Dividends
         Redemption Fee                                                                 None
         Exchange Fee                                                                   None
                                          Annual Fund Operating Expenses Paid by the Fund

                                                     Bond        Value     Growth    International
         Management Fees                             0.34%       0.58%      0.69%        0.85%
         Distribution & Service (12b-1) Fees         0.10%       0.10%      0.10%        0.10%
         Other Expenses                              0.26%       0.51%      0.62%        0.64%
         Total Annual Fund Operating
                 Expenses                            0.70%       1.19%      1.41%        1.59%

   Total Fund Operating Expenses for all Funds, except for the Value Fund, are based upon total expenses incurred by each of the Funds for the year ended December 31, 2005. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 2005. The maximum amount presently authorized by the Trustees under the Trust's distribution plan is 0.10 of 1% for each Fund.
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investment in other mutual funds.
   The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            1 Year            3 Years           5 Years         10 Years
         Bond Fund                           $72               $224              $390             $871
         Value Fund                          $121              $378              $654             $1443
         Growth Fund                         $144              $446              $771             $1691
         International Fund                  $162              $502              $866             $1889

                           ORGANIZATION AND MANAGEMENT

ORGANIZATION OF THE FUNDS
--------------------------------------------------------------------------------
   Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.
   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.
   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.
   Activa's fees for serving as Investment Adviser are set forth as management fees in the Expense Summary for each Fund found on page 10. A discussion regarding the basis for the Board of Trustees approving the Advisory and Services Agreement and the Sub-Advisers' Agreements is available in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2005.

THE SUB-ADVISERS
--------------------------------------------------------------------------------
   Intermediate Bond Fund - The Sub-Adviser of Activa Intermediate Bond Fund is McDonnell Investment Management, LLC (McDonnell), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell currently manages over $ 10.0 billion (as of 12/31/05) for institutional and individual investors.
   Mark J. Giura, Managing Director and Director of the Investment Grade Taxable Client Group for McDonnell, Dirck D. Davis, Vice President and Senior Portfolio Manager in the Investment Grade Taxable Client Group, and Thomas W. O'Connell, Vice President and Portfolio Manager in the Investment Grade Taxable Client Group, are primarily responsible for the day-to-day management of the Fund's portfolio. The Sub-Adviser has managed the Intermediate Bond Fund since inception on September 1, 1999.
   Mr. Giura is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy, as well as directing the implementation of the strategy and monitoring overall risk management on the Fund. Mr. Davis is responsible primarily for the implementation and management of the Fund's strategy in the mortgage and asset-backed sectors, and Mr. O'Connell is responsible primarily for the implementing and management of the Fund's strategy in the corporate sector. Additionally, Mr. Davis and Mr. O'Connell both assist in the overall risk management of the Fund.
   Prior to joining McDonnell, Mr. Giura served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1989 to October 2001. Mr. Giura has over 15 years of investment industry experience. Prior to joining McDonnell, Mr. Davis was a fixed income portfolio manager at Van Kampen Management Inc. from 1991 to October 2001 and has over 13 years of investment industry experience. Prior to joining McDonnell, Mr. O'Connell served as a Corporate Bond Trader at J.P. Morgan Securities Inc. (formerly Banc One Capital Markets) from 1999 to October 2005 and has more than 20 years of investment industry experience.
   Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities in the Fund is contained in the Statement of Additional Information..
   Value Fund - The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $521 billion (as of 12/31/05) for institutional and individual investors. Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer is primarily responsible for the day-to-day management of the Fund. She has served in this capacity since 2000. The Sub-Adviser and portfolio manager have managed the Value Fund since January 1, 2000.
   Growth Fund - The Sub-Adviser of the Activa Growth Fund is BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware. BlackRock currently manages over $452.7 billion (as of 12/31/05) for individual and institutional investors. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund are Jeffrey R. Lindsey, CFA, and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock Advisors' Fundamental Large Cap Growth Equity Team, which consists of four investment professionals. The Sub-Adviser and its predecessor has managed the Growth Fund since inception on September 1, 1999.

   Mr. Lindsey and Mr. Dowd joined BlackRock Advisors following the merger with State Street Research and Management (SSRM) in 2005. Prior to joining BlackRock Advisors, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer-Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in September 2002, at which time he became responsible for managing the Fund's portfolio. During the past five years, he has also served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.
   Prior to joining BlackRock Advisors, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in November 2002 and was a co-portfolio manager of the SSR Legacy Fund and he became responsible for managing the Fund's portfolio. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jennrette.
   International Fund - The Sub-Adviser of Activa International Fund is Tradewinds NWQ Global Investors, LLC, 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. The Sub-Adviser is a wholly-owned subsidiary of NWQ Holdings, LLC which is a wholly-owned subsidiary of Nuveen Investments, Inc. 33 West Wacker Drive, Chicago, Illinois 60606. NWQ currently manages over $45.9 billion (as of 12/31/05) for individual and institutional investors. The portfolio manager who is primarily responsible for day to day management of the Fund's investments is Paul Hechmer. Mr. Hechmer, is Managing Director (since 2005), and International Portfolio Manager of the Sub-Adviser (formerly, Vice President since 2001), and acts as the portfolio manager of the Fund. From August 1998 through March 2001, Mr. Hechmer served as Portfolio Manager and Senior Equity Analyst for Palley-Needleman's International Value Portfolios. He has more than 12 years of experience as an investment manager. The Sub-Adviser and portfolio manager have managed the International Fund since April 1, 2005.
   Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities in the Fund is contained in the Statement of Additional Information.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
   The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

PORTFOLIO DISCLOSURE
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures with respect to the disclosure of each of the Fund's portfolio securities. A description of the policies and procedures can be found in each Fund's Statement of Additional Information.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   Each Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.
   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after the market has closed, usually 4:00 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See ''How Shares Are Redeemed'' for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
    To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
   Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
   If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
    The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity for each Fund. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities. Fund's that invest in overseas markets, such as the Activa International Fund, may be vulnerable to time zone arbitrage because of the time delay between the closing of those markets and the pricing of Fund shares.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

RETIREMENT PLANS
--------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
   Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.
   All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

   All or your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.
   Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of each Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
    Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
   Shareholder inquiries regarding each Fund should be directed to the Fund by writing, telephoning or emailing the Fund as follows:
   Activa Mutual Funds Trust
   2905 Lucerne SE Suite 200
   Grand Rapids MI 49546
   1-800-346-2670
   activafunds@activafunds.com

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------
     Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information ("SAI") which may be obtained by writing or telephoning the Fund. Each Fund's SAI is also available on the Fund's website at www.activafunds.com.
     STOCK MARKET RISKS. The value of securities in all of the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. Each Fund's portfolio will reflect changes in prices of individual portfolio securities or general changes in security valuations. Consequently, the Fund's share price may decline and you could lose money.
     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.
     SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
     POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS
--------------------------------------------------------------------------------
     FOREIGN SECURITIES. All of the Funds may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.
     CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.
     SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.
     The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.
     INFLATION. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.
     DIFFERENCES IN SECURITIES MARKETS. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exist, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.
     Trading practices in certain foreign countries are also significantly different from those in the United Sates. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.
     INDUSTRY AND REGIONAL EXPOSURE. At times, the Fund may increase the relative emphasis of its investments in a particular industry or region of the world. Stocks of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others. If the Fund has a greater emphasis on investments in a particular industry or region, its share values may fluctuate in response to events affecting that industry or that region. As of December 31, 2005, 32% of the assets of the International Fund were invested in companies in Japan.

     CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.
     GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.
     FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in foreign countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.
     EMERGING MARKET RISK. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.
     Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.
     The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

GENERAL FIXED INCOME SECURITIES RISKS
--------------------------------------------------------------------------------
   All of the Funds may invest in debt securities as a non-principal strategy. The Intermediate Bond Fund invests in debt securities as a principal strategy. Fixed income securities are subject to the following risks:
     MARKET/MATURITY RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.
     CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.
     Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.
     PREPAYMENT RISK. Prepayment risk is the possibility that an issuer may redeem a fixed income security before maturity . An increase in the likelihood of a prepayment may reduce the security's price. If a fixed income security is prepaid, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
     LIQUIDITY RISKS. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.
     FOREIGN RISKS. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

OTHER RISKS
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS AND RISKS. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.
   TEMPORARY INVESTMENTS AND RISKS. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.
   LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.
     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
   DERIVATIVE TRANSACTIONS RISKS. Each of the Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.
     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.
     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.
     SMALL AND MEDIUM-SIZE COMPANY RISK. To the extent that the Funds invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

INTERMEDIATE BOND FUND POLICY
--------------------------------------------------------------------------------
     The Intermediate Bond Fund's policy is to invest at least 80% of its assets in bonds. The Fund will not change this policy without providing the Fund's shareholders at least 60 days prior notice.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The following table presents financial highlights for the Activa Funds.
   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                       INTERMEDIATE BOND FUND
Per share outstanding for each year              Year Ended   Year Ended    Year Ended    Year Ended      Year Ended
                                                   12-31-05     12-31-04      12-31-03      12-31-02        12-31-01
                                                 -------------------------------------------------------------------
Net Asset Value, beginning of period               $10.21       $10.28         $10.71        $10.39         $10.19
Income from investment operations:
     Net investment income (loss)                    0.44         0.41           0.46          0.53           0.59
     Net realized and unrealized gains (losses)
     on securities                                  (0.27)       (0.02)         (0.09)         0.36           0.26
                                                 -------------------------------------------------------------------
Total from investment operations                     0.17         0.39           0.37          0.89           0.85
Less Distributions:
     Dividends from net investment income            0.44         0.41           0.46          0.53           0.59
     Dividends in excess of net investment income    -            -              -             -              -
     Distributions from capital gains                0.03         0.05           0.34          0.04           0.06
                                                 -------------------------------------------------------------------
Total Distributions                                  0.47         0.46           0.80          0.57           0.65
                                                 -------------------------------------------------------------------
Net Asset Value, end of period                      $9.91       $10.21         $10.28        $10.71         $10.39
Total Return                                        1.70%        3.86%          3.49%         8.85%          8.49%
     Ratios and Supplemental Data
Net assets, end of period                        $121,684,933  $176,449,413  $169,963,044    $164,162,796  $166,858,896
Ratio of expenses to average net assets              0.7%         0.7%           0.7%          0.7%           0.7%
Ratio of net income (loss) to average net assets     4.0%         4.0%           4.6%          5.3%           5.7%
Portfolio turnover rate                             94.6%        76.2%         104.0%         52.3%          44.8%

                                                                              VALUE FUND
Per share outstanding for each year              Year Ended   Year Ended    Year Ended    Year Ended      Year Ended
                                                   12-31-05     12-31-04      12-31-03      12-31-02        12-31-01
                                                 -------------------------------------------------------------------
Net Asset Value, beginning of period                $8.06           $7.06        $5.56        $6.85          $7.44
Income from investment operations:
     Net investment income (loss)                    0.09            0.09         0.08         0.07           0.06
     Net realized and unrealized gains (losses)
     on securities                                   0.59            1.00         1.50        (1.29)         (0.59)
                                                 -------------------------------------------------------------------
Total from investment operations                     0.68            1.09         1.58        (1.22)         (0.53)
Less Distributions:
     Dividends from net investment income            0.09            0.09         0.08         0.07           0.06
     Dividends in excess of net investment income    -               -            -            -              -
     Distributions from capital gains                -               -            -            -              -
                                                 -------------------------------------------------------------------
Total Distributions                                  0.09            0.09         0.08         0.07           0.06
                                                 -------------------------------------------------------------------
Net Asset Value, end of period                      $8.65           $8.06        $7.06        $5.56          $6.85
Total Return                                        8.47%          15.40%       28.37%      -17.87%         -7.05%
     Ratios and Supplemental Data
Net assets, end of period                        $132,596,978  $115,203,837  $135,146,120   $110,168,624  $140,823,782
Ratio of expenses to average net assets              1.2%            1.2%         1.1%         1.1%           1.1%
Ratio of net income (loss) to average net assets     1.1%            1.1%         1.2%         1.0%           0.9%
Portfolio turnover rate                             54.4%          103.8%        65.7%        84.9%          91.5%

                                                                               GROWTH FUND
Per share outstanding for each year              Year Ended   Year Ended    Year Ended    Year Ended      Year Ended
                                                   12-31-05     12-31-04      12-31-03      12-31-02       12-31-01
                                                 -------------------------------------------------------------------
Net Asset Value, beginning of period                $6.96        $6.35          $4.94         $7.45          $9.76
Income from investment operations:
     Net investment income (loss)                    -            -             (0.03)        (0.02)         (0.05)
     Net realized and unrealized gains (losses)
     on securities                                   0.41         0.61           1.44         (2.49)         (2.26)
                                                 -------------------------------------------------------------------
Total from investment operations                     0.41         0.61           1.41         (2.51)         (2.31)
Less Distributions:
     Dividends from net investment income            -            -              -             -              -
     Dividends in excess of net investment income    -            -              -             -              -
     Distributions from capital gains                -            -              -             -              -
                                                 -------------------------------------------------------------------
Total Distributions                                  -            -              -             -              -
                                                 -------------------------------------------------------------------
Net Asset Value, end of period                      $7.37        $6.96          $6.35         $4.94          $7.45
Total Return                                        5.89%        9.61%         28.54%       -33.69%        -23.63%
     Ratios and Supplemental Data
Net assets, end of period                        $24,168,127   $32,921,270   $30,019,431     $23,319,398  $20,912,247
Ratio of expenses to average net assets              1.4%         1.3%           1.4%          1.4%           1.4%
Ratio of net income (loss) to average net assets    -0.4%         0.0%          -0.5%         -0.6%          -0.5%
Portfolio turnover rate                             79.0%        87.4%         101.0%        143.0%         190.2%

                                                                          INTERNATIONAL FUND
Per share outstanding for each year              Year Ended   Year Ended    Year Ended    Year Ended      Year Ended
                                                   12-31-05    12-31-04      12-31-03       12-31-02       12-31-01
                                                 -------------------------------------------------------------------
Net Asset Value, beginning of period                $8.08        $7.10          $5.40         $6.77          $9.53
Income from investment operations:
     Net investment income (loss)                    0.06         0.01           0.02          -             (0.01)
     Net realized and unrealized gains (losses)
     on securities                                   1.04         0.97           1.70         (1.37)         (2.75)
                                                 -------------------------------------------------------------------
Total from investment operations                     1.10         0.98           1.72         (1.37)         (2.76)
Less Distributions:
     Dividends from net investment income            0.06         -              0.02          -              -
     Dividends in excess of net investment income      -          -              -             -              -
     Distributions from capital gains                  -          -              -             -              -
                                                 -------------------------------------------------------------------
Total Distributions                                  0.06         -              0.02          -              -
                                                 -------------------------------------------------------------------
Net Asset Value, end of period                      $9.12        $8.08          $7.10         $5.40          $6.77
Total Return                                        13.58%      13.80%         31.90%       -20.22%        -28.96%
     Ratios and Supplemental Data
Net assets, end of period                        $35,528,611   $33,327,770   $29,428,761     $22,237,059  $19,459,085
Ratio of expenses to average net assets              1.6%         1.7%           1.7%          1.9%           1.7%
Ratio of net income (loss) to average net assets     1.1%         0.2%           0.5%          0.0%          -0.2%
Portfolio turnover rate                            178.3%       199.6%         188.0%        208.2%         231.5%

                    ============================================================
                                   ACTIVA
                                   Mutual
                                   Funds
                                   Prospectus

                         The Statement of Additional Information ("SAI")
                    provides additional details about the Funds. Also, additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 28, 2006, Annual Reports, and Semi-Annual Reports are available without charge. Investors and shareholders can request information about the Fund or make inquiries by writing or telephoning the Fund at the address or toll-free number below. The Fund's SAI and Annual and Semi-Annual Shareholder Reports are also available on the Fund's website at www.activafunds.com. The SAI is incorporated into the Prospectus by reference, and therefore, is legally part of the Prospectus.

                         Additional information about the Funds, including the
                    SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                                           April 28, 2006
                                     ACTIVA MUTUAL FUNDS LOGO
                    ============================================================


ACTIVA MUTUAL FUNDS
2905 Lucerne SE, Suite 200
Grand Rapids Michigan  49546
www.activafunds.com
(616) 787-6288
(800) 346-2670
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class R

                               ACTIVA MUTUAL FUNDS
                           2905 LUCERNE SE, SUITE 200
                          GRAND RAPIDS, MICHIGAN 49546
                                 (616) 787-6288
                                 (800) 346-2670

                               CLASS R PROSPECTUS
                                 April 28, 2006


       The Fund's primary investment objective is capital appreciation. The Fund will attempt to meet its objective by investing in common stocks that it believes are undervalued. Income may be a factor in portfolio selection, but is secondary to the principal objective.

       This Prospectus contains information with respect to Class R shares of Activa Value Fund. Class R is offered only to tax exempt retirement and benefit plans of Alticor Inc. and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Activa Funds Prospectus dated April 28, 2006, which is available upon request.

       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                           The date of the Prospectus
                                Is April 28, 2006

                                TABLE OF CONTENTS


Contents                                                                    Page

Investment Objective                                                           1

Investment Approach                                                            1

Risk Factors                                                                   1

Past Performance                                                               1

Year to Year Performance                                                       2

Expenses                                                                       3

Financial Highlights                                                           4

Organization of the Fund                                                       6

Investment Management                                                          6

The Sub-Adviser                                                                6

Fundamental Investment Policies                                                6

Portfolio Disclosure                                                           6

Pricing of Fund Shares                                                         6

Purchase of Fund Shares                                                        7

How Shares are Redeemed                                                        7

Market Timing and Excessive Trading Activity                                   8

Retirement Plans                                                               8

Dividend & Capital Gain Distributions to Shareholders                          8

Risk Factors and Special Considerations                                        8
     General Investment Risks                                                  8
     Other Risks                                                               8

Financial Highlights                                                          10



                               ACTIVA MUTUAL FUNDS
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                          (616) 787-6288 (800) 346-2670

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
   The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.
   The Fund's Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), implements the construction of the Fund's portfolio based upon the analysis and input of the firm's fundamental and quantitative research teams. Wellington Management's fundamental analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". In addition, the Fund's Sub-Adviser will use an internally-developed, quantitative analytical process to complement the Sub-Adviser's fundamental research. The quantitative valuation process uses multiple factors to determine a security's attractiveness. The factors include value and momentum categories and generally favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors. The Sub-Adviser may invest in companies with any market capitalization.
   Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
   Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 7.

PAST PERFORMANCE
--------------------------------------------------------------------------------
   The two tables below, show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The inception date for Class R was November 1, 1998.
    The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R are disclosed in the Fee Expense Table.
   As with all mutual funds, past performance is not a prediction of future results.

YEAR TO YEAR PERFORMANCE
--------------------------------------------------------------------------------
Column Chart
1999                -6.43%
2000                13.95%
2001                -6.92%
2002               -17.76%
2003                28.65%
2004                15.44%
2005                 8.52%




   During the periods shown in the chart, the Fund's highest return for a quarter was 17.65% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -17.68% (quarter ending September 30, 2002).

                                                    Average Annual Total Return
                                                   Periods Ended December 31, 2005
                                            One Year     Five Year      Since Inception
                                                                            11/1/98
   Activa Value Fund*
         - Class R                           8.52%         4.29%             4.07%
   Russell 1000 Value Index**                7.08%         5.28%             6.71%
   S&P 500**                                 4.91%         0.54%             3.20%

 *Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.

**The Standard & Poor's 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.

                                    EXPENSES
   This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)
            Maximum Sales Charge Imposed on Purchases (Load)                              None
            Maximum Deferred Sales Charge (Load)                                          None
            Maximum Sales Charge (Load) Imposed on
                 Reinvested Dividends                                                     None
            Redemption Fee                                                                None
            Exchange Fee                                                                  None

Annual Fund Operating Expenses Paid by the Fund
            Management Fees                                                              0.58%
            Distribution & Service (12b-1) Fees                                           None
            Other Expenses                                                               0.52%
                                                                                         -----
            Total Fund Operating Expenses                                                1.10%

The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            1 Year            3 Years           5 Years          10 Years
         Value Fund - Class R                $112              $350              $606              $1340

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, the independent registered public accounting firm for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                          VALUE FUND - CLASS R
Per share outstanding for each  year             Year Ended      Year Ended    Year Ended   Year Ended  Year Ended
                                                   12-31-05       12-31-04      12-31-03     12-31-02    12-31-01
                                                 -----------------------------------------------------------------
Net Asset Value, beginning of period                $8.10           $7.09        $5.57        $6.86       $7.44
Income from investment operations:
     Net investment income (loss)                    0.10            0.08         0.07         0.07        0.06
     Net realized and unrealized gains (losses)
     on securities                                   0.59            1.01          1.52       (1.29)      (0.58)
                                                 -----------------------------------------------------------------
Total from investment operations                     0.69             .09         1.59        (1.22)      (0.52)
Less Distributions:
     Dividends from net investment income            0.10            0.08         0.07         0.07        0.06
Dividends in excess of net investment income           -                -           -            -           -
     Distributions from capital gains                  -               -            -            -           -
                                                 -----------------------------------------------------------------
Total Distributions                                  0.10            0.08         0.07         0.07        0.06
                                                 -----------------------------------------------------------------
Net Asset Value, end of period                      $8.69           $8.10        $7.09        $5.57       $6.86
Total Return                                        8.52%          15.44%       28.65%      -17.76%      -6.92%
     Ratios and Supplemental Data
Net assets, end of period                         $4,263,646    $3,528,806   $2,204,343     $1,489,146  $1,639,834
Ratio of expenses to average net assets              1.1%            1.2%         1.0%         1.0%        1.0%
Ratio of net income (loss) to average net assets     1.2%            1.4%         1.3%         1.1%        1.0%
Portfolio turnover rate                             54.4%          103.8%        65.7%        84.9%       91.5%

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
   Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.
   Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.
   Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.
   Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.
   Activa's fees for serving as Investment Adviser are set forth as management fees in the Expense Summary for each Fund found on page 3.

THE SUB-ADVISER
--------------------------------------------------------------------------------
   The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $571 billion (as of 12/31/05) for institutional and individual investors. Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer is primarily responsible for the day-to-day management of Activa Value Fund. She has served in this capacity since 2000. The Sub-Adviser and portfolio manager have managed the Value Fund since January 1, 2000.
   Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities in the Fund is contained in the Statement of Additional Information.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
   The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

PORTFOLIO DISCLOSURE
--------------------------------------------------------------------------------
   The Fund has adopted policies and procedures with respect to the disclosure of each of the Fund's portfolio securities. A description of the policies and procedures can be found in the Fund's Statement of Additional Information.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange, on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.
   Each Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
   The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
    The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

RETIREMENT PLANS
--------------------------------------------------------------------------------
   The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
   The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy. All distributions will be reinvested in additional shares of the Fund at their net asset value at the time of distribution.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL INVESTMENT RISKS
     Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus. Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund. The Class R Statement of Additional Information is available on the Fund's website at www.activafunds.com.
     STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.
     The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.
     SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
     POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

OTHER RISKS
REPURCHASE AGREEMENTS AND RISK. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.
TEMPORARY INVESTMENTS AND RISKS. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.
LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.
     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. DERIVATIVE TRANSACTION RISKS. The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.
     Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.
     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts of options.
     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.
     SMALL AND MEDIUM-SIZE COMPANY RISK. To the extent that the Funds invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
   Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Alticor Inc. and its affiliates.

                    ============================================================
                             ACTIVA
                             Value
                             Fund
                             Class R
                             Prospectus

                         The Statement of Additional Information ("SAI")
                    provides additional details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 28, 2006, Annual Reports, and Semi-Annual Reports are available without charge. Investors and shareholders can request information about the Fund or make inquiries by writing or telephoning the Fund at the address or toll-free number below. The Fund's SAI and Annual and Semi-Annual Shareholder Reports are also made available free of charge on the Fund's website at www.activafunds.com. The SAI is incorporated into the Prospectus by reference, and therefore, is legally part of the Prospectus.

                         Additional information about the Fund, including the
                    SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                           April 28, 2006
                                       ACTIVA MUTUAL FUND LOGO
                    ============================================================

ACTIVA MUTUAL FUND
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
www.activafunds.com
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class A

                          ACTIVA INTERMEDIATE BOND FUND
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 787-6288
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2006

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2005 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April 28, 2006.


CONTENTS                                                                   PAGE
--------                                                                   ----
Organization of the Fund.................................................    1
Objectives, Policies, and Restrictions on the Fund's Investments ........    1
Income Securities .......................................................    2
Description of Securities Ratings .......................................    7
Portfolio Transactions and Brokerage Allocation .........................   11
Portfolio Disclosure Policy .............................................   12
Principal Shareholders ..................................................   12
Officers and Trustees of the Fund .......................................   12
Investment Adviser ......................................................   15
Sub-Adviser and Portfolio Manager .......................................   15
Plan of Distribution and Principal Underwriter ..........................   17
Administrative Agreement ................................................   17
Transfer Agent ..........................................................   18
Custodian ...............................................................   18
Auditors ................................................................   18
Pricing of Fund Shares ..................................................   18
Purchase of Shares ......................................................   18
How Shares are Redeemed .................................................   18
Exchange Privilege ......................................................   19
Redemption of Shares in Low Balance Accounts ............................   20
Market Timing and Excessive Trading Activity ............................   20
Customer Identification Program .........................................   20
Internet Address ........................................................   20
Federal Income Tax ......................................................   20
Reports to Shareholders and Annual Audit ................................   21

              The date of this Statement of Additional Information
                                is April 28, 2006

                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

      When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. Total return may be a factor in portfolio selection. The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency.

Fundamental Investment Restrictions

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INCOME SECURITIES
--------------------------------------------------------------------------------

      Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; Yankee Bonds; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.

      CORPORATE BONDS AND OTHER DEBT SECURITIES. The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

      STRIPPED TREASURY SECURITIES. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

      OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

      MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.

      TYPES OF CREDIT SUPPORT. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

      ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.

      In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      ZERO-COUPON SECURITIES. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.

      PREMIUM SECURITIES. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.

      ADJUSTABLE AND FLOATING RATE SECURITIES. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

      Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.

      DEFENSIVE STRATEGIES. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.

      BORROWINGS

      The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

      "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

      The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

      LOANS OF PORTFOLIO SECURITIES

      Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

      ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES

      The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.

      As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

      STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

      A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1.    LONG-TERM DEBT - INVESTMENT GRADE

      AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE

      BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

      C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.    COMMERCIAL PAPER

A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:

      A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".

      A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3.    PREFERRED STOCK

      A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii.         Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.

      AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

      A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

      BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      C: A preferred stock issue rated "C" is a nonpaying issue.

      D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

      NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1.    LONG-TERM DEBT

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

2.    SHORT-TERM DEBT

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

      ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-Leading market positions in well-established industries.

-High rates of return on funds employed.

-Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-Well-established access to a range of financial markets and assured sources of alternate liquidity.

      ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

3.    PREFERRED STOCK

      Preferred stock rating symbols and their definitions are as follows:

      AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

      A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

      BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

      C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

      Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.

      The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

      The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

      During the calendar years ended December 31, 2005, 2004, and 2003, the portfolio turnover rate was 94.6%, 76.2%, and 104.0%, respectively.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2005, the Fund owned corporate bonds of Lehman Brothers with a market value of $927,262; Goldman Sachs with a market value of $644,029; JP Morgan Chase with a market value of $1,006,520; Merrill Lynch with a market value of $2,250,164; Morgan Stanley with a market value of $1,107,752; and Bear Stearns with a market value of 2,236,319. Lehman Brothers, Goldman Sachs, JP Morgan Chase, Merrill Lynch, Morgan Stanley, and Bear Stearns are considered regular brokers for the Fund.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------

      The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure.Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and partieis providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

      Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2006, 11,667,485 shares, or 98.05%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------

      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2005, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN       OTHER
                                                           TERM OF                                   FUND COMPLEX    DIRECTORSHIPS
                                                        OFFICE/LENGTH    PRINCIPAL OCCUPATION LAST    OVERSEEN BY       HELD BY
NAME AND ADDRESS            AGE      OFFICE HELD       OF TIME SERVED            FIVE YEARS            DIRECTOR        DIRECTOR
--------------------------  ---  --------------------  ---------------   --------------------------   -----------    -------------
INTERESTED TRUSTEE
James J. Rosloniec*          60  Trustee of the Fund   Perpetual / 25    President, Chief Operating        4             None
2905 Lucerne SE, Suite 200                                               Officer, JVA Enterprises
Grand Rapids, Michigan                                                   I, LLC. President, Chief
49546                                                                    Executive Officer and
                                                                         Director, Activa Holdings
                                                                         Corp.; President, Chief
                                                                         Executive Officer of
                                                                         Activa Management
                                                                         Services, LLC: and
                                                                         President and Treasurer,
                                                                         Activa Mutual Fund Trust
                                                                         (1999-2002).

ADVISORY  TRUSTEE
Joseph E. Victor, Jr.        58  Advisory Trustee of   Perpetual / 5     President and Chief               4             None
2905 Lucerne SE, Suite 200       the Fund                                Executive Officer, Marker
Grand Rapids, Michigan                                                   Net, Inc. (Crown
49546                                                                    Independent Business Owner
                                                                         affiliated with Quixtar,
                                                                         Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson            75  Trustee of the Fund   Perpetual / 13    Retired, Former Vice              4             None
2905 Lucerne SE, Suite 200                                               President-Treasurer, SPX
Grand Rapids, Michigan                                                   Corporation.
49546

Walter T. Jones              63  Trustee of the Fund   Perpetual / 14    Retired, Former Senior            4             None
936 Sycamore Ave.                                                        Vice President-Chief
Holland, Michigan 49424                                                  Financial Officer, Prince
                                                                         Corporation

Richard E. Wayman            71  Trustee of the Fund   Perpetual / 8     Retired, Former Finance           4             None
24578 Rutherford                                                         Director, Amway
Ramona, California 92065                                                 Corporation.

OFFICER

Allan D. Engel               53  President, Secretary  Perpetual / 25    Vice President, Real             N/A             N/A
2905 Lucerne SE, Suite 200       and Treasurer of the                    Estate Operations and
Grand Rapids, Michigan           Fund; President, and                    Secretary-Activa Holdings
49546                            Secretary of the                        Corp.; Vice President of
                                 Investment Adviser.                     Activa Management
                                                                         Services, LLC; Trustee,
                                                                         Activa Mutual Fund Trust
                                                                         (1999-2004); and Vice
                                                                         President and Assistant
                                                                         Treasurer, Activa Mutual
                                                                         Fund Trust (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

      The following table contains information about the Activa Funds owned by the Trustees:

                            Dollar Range of        Dollar Range of
                           Equity Securities      Equity Securities
                              In the Fund        In All Activa Funds
  NAMES OF TRUSTEES        December 31, 2005      December 31, 2005
----------------------     -----------------     -------------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                           -0-               Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                  -0-                $1-$10,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                           -0-             $10,001 - $50,000
Walter T. Jones
Trustee                           -0-               $1 - $10,000
Richard E. Wayman
Trustee                    $10,001 - $50,000     $50,001 - $100,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:


                                           PENSION OR
                                           RETIREMENT
                                        BENEFITS ACCRUED
                                               AS          ESTIMATED ANNUAL        TOTAL
   NAME OF PERSON,         TRUSTEE        PART OF FUND         BENEFITS         COMPENSATION
       POSITION          COMPENSATION       EXPENSES       UPON RETIREMENT    PAID TO TRUSTEES
----------------------   ------------   ----------------   ----------------   ----------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                    $12,000            -0-                -0-              $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee           $12,000            -0-                -0-              $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                    $12,000            -0-                -0-              $12,000
Walter T. Jones
Trustee                    $12,000            -0-                -0-              $12,000
Richard E. Wayman
Trustee                    $12,000            -0-                -0-              $12,000


      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999. The Agreement provides that the Fund will pay the Investment Adviser a fee, payable quarterly, at the annual rate of ..40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .32 of 1% on the excess. The fees paid by the Fund for investment adivsory services during the years ended December 31, 2005, 2004, and 2003 were $508,486 $573,718, and $561,235, respectively.

      Effective March 1, 2000, the Sub-Advisory Agreement between the Investment Adviser and the Fund's prior Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. They may also be considered controlling persons of Alticor, Inc., which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER

      The Sub-Adviser for Activa Intermediate Bond is McDonnell Investment Management, LLC (McDonnell), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell currently manages over $10.0 billion (as of 12/31/05) for institutional and individual investors.

PORTFOLIO MANAGER

      Mark J. Giura, Managing Director and Director of the Investment Grade Taxable Client Group for McDonnell, Dirck D. Davis, Vice President and Senior Portfolio Manager in the Investment Grade Taxable Client Group, and Thomas W. O'Connell, Vice President and Portfolio Manager in the Investment Grade Taxable Client Group, are primarily responsible for the day-to-day management of the Fund's portfolio. The Sub-Adviser has managed the Intermediate Bond Fund since inception on September 1, 1999.

      Mr. Giura is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy, as well as directing the implementation of the strategy and monitoring overall risk management on the Fund. Mr. Davis is responsible primarily for the implementation and management of the Fund's strategy in the mortgage and asset-backed sectors, and Mr. O'Connell is responsible primarily for the implementing and management of the Fund's strategy in the corporate sector. Additionally, Mr. Davis and Mr. O'Connell both assist in the overall risk management of the Fund.

      Prior to joining McDonnell, Mr. Giura served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1989 to October 2001. Mr. Giura has over 15 years of investment industry experience. Prior to joining McDonnell, Mr. Davis was a fixed income portfolio manager at Van Kampen Management Inc. from 1991 to October 2001 and has over 13 years of investment industry experience. Mr. Giura and Mr. Davis have been responsible for day to day management of the Fund since its inception on September 1, 1999. Prior to joining McDonnell, Mr. O'Connell served as a Corporate Bond Trader at J.P. Morgan Securities Inc. (formerly Banc One Capital Markets) from 1999 to October 2005 and has more than 20 years of investment industry experience.

      As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .04 of 1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2005, 2004, and 2003, were $209,056, $228,959, and $226,875, respectively.

OTHER ACCOUNTS MANAGED - Description of Other Accounts - As of December 31, 2005, the portfolio managers of the Fund, Mark Giura, Dirck Davis and Thomas O'Connell, were responsible for approximately 211 account relationships for the Sub-Adviser, totaling approximately $4.2 billion in assets under management (excluding assets of the Fund). The portfolio managers do not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles." Set forth below for each portfolio manager is the number of accounts managed in the "Other Accounts" category and the total assets in such accounts.

                                 Mark Giura    Thomas O' Connell   Dirck Davis
      Number of Other Accounts   211           211                 205
      Total Assets               $4.2 billion  $4.2 billion        $3.5 billion

      Of the "Other Accounts" listed above, the advisory fees for one account managed by the Sub-Adviser with assets of $28 million were subject to a performance fee component.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

      There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

      The Sub-Adviser may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-Adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case if Sub-Adviser did not take significant interests in any particular issuer.

Notwithstanding anything to the contrary above, the Sub-Adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

COMPENSATION - The Sub-Adviser is paid a sub-advisory fee from the Adviser. Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-Adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

      o     Competitive base salary

      o     Performance based bonus pool

                  o     Financial Performance of Sub-Adviser

                  o     Portfolio manager performance

                  o     Client satisfaction / retention

      o     Quality benefits program

      o     Company equity participation

      Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management. However, the Fund's performance, which is compared against the Lehman Brothers Aggregate Bond Index, as well as the performance of other accounts managed by the Sub-Adviser, is a component of bonus compensation.

OWNERSHIP OF SECURITIES The portfolio managers do not own any securities in the Fund.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      During 2005 the Fund paid $149,900 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($3,326), and general and administrative services ($152,311). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      The Adviser acts as the exclusive agent for sales of shares of the Fund, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------

      Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2005, 2004, and 2003, total payments were $224,851, $258,575, and $250,772, respectively.

      The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------

      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------

      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------

      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued at on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------

      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after the market has closed, usually 4:00 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------

      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------

      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------

Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------

      The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------

      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2005 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================


                          Activa

                          Intermediate

                          Bond

                          Fund



                                  Statement of
                             Additional Information



                                 April 28, 2006




                             ACTIVA MUTUAL FUND LOGO


================================================================================

ACTIVA INTERMEDIATE BOND FUND
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                           ACTIVA VALUE FUND - CLASS A
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 787-6288
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2006

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Class A Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2005 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Class A Prospectus for the Fund dated April 28, 2006.

      Class A is offered to members of the general public. The Fund also offers Class R shares, which are available only to tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates. Information about Class R is contained in the Class R Prospectus dated April 28, 2006, which is available upon request.

CONTENTS                                                                    PAGE
--------                                                                    ----
Organization of the Fund ..................................................   1
Objectives, Policies, and Restrictions on the Fund's Investments ..........   1
Additional Risks and Information Concerning Certain Investment Techniques..   2
Portfolio Transactions and Brokerage Allocation ...........................  11
Portfolio Voting Policy ...................................................  11
Portfolio Disclosure Policy ...............................................  12
Principal Shareholders ....................................................  12
Officers and Trustees of the Fund .........................................  12
Investment Adviser ........................................................  14
Sub-Adviser and Portfolio Manager .........................................  15
Plan of Distribution and Principal Underwriter ............................  17
Administrative Agreement ..................................................  17
Transfer Agent ............................................................  18
Custodian .................................................................  18
Auditors ..................................................................  18
Pricing of Fund Shares ....................................................  18
Purchase of Shares ........................................................  19
How Shares are Redeemed ...................................................  19
Exchange Privilege ........................................................  20
Redemption of Shares in Low Balance Accounts ..............................  20
Market Timing and Excessive Trading Activity ..............................  20
Customer Identification Program ...........................................  20
Internet Address ..........................................................  21
Federal Income Tax ........................................................  21
Reports to Shareholders and Annual Audit ..................................  22
Addendum ..................................................................   i

              The date of this Statement of Additional Information
                                is April 28, 2006

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.

      Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

      The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

      DERIVATIVES.

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

      The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

      FUTURE CONTRACTS.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

      OPTION

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.

      OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      SHORT SALES AGAINST THE BOX

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

      SWAP ARRANGEMENTS

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS.

      The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      WHEN-ISSUED SECURITIES.

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

      RESTRICTED SECURITIES.

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

      Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

      FOREIGN INVESTMENTS.

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

      CURRENCY TRANSACTIONS.

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

      SECURITIES LENDING.

      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

      SHORT-TERM TRADING.

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

      TEMPORARY AND DEFENSIVE INVESTMENTS.

      The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

      INDUSTRY CLASSIFICATIONS.

      For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

      OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

            U.S. GOVERNMENT AND RELATED SECURITIES. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      BANK MONEY INVESTMENTS

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      ZERO AND STEP COUPON SECURITIES

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

      COMMERCIAL PAPER RATINGS

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.

      The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.

      Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

      During the years ended December 31, 2005, 2004, and 2003, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $68,451, $153,688, and $232,168, respectively. Transactions in the amount of $1,341,037 involving commissions of approximately $1,616, were directed to brokers because of research services provided during 2005. During the calendar year ended December 31, 2005 the portfolio turnover rate was 54.4% which was a decrease over the previous year's rate of 103.8%.

      The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2005, the Fund owned common stock of Bank of America with a market value of $7,150,020; common stock of Goldman Sachs with a market value of $1,928,421; and common stock of Lehman Brothers with a market value of $1,999,452. Bank of America, Goldman Sachs and Lehman Brothers are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------

      The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure. Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and parties providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

      The Board of Trustees has approved disclosure of the portfolio for the Fund to the Consulting Group, a division of Citicorp Global Markets, Inc., a portfolio consulting service provider for JVA Enterprises Capital LLC ("JVA"), a principal shareholder of the Fund, and Activa Asset Management, LLC, the investment adviser for the Fund, 10 days following the close of the calendar quarter.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

      Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2006, 2,406,406 shares, or 15.10%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      The Jay Van Andel Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, owns all the outstanding securities of JVA Enterprises Capital LLC, which owned, as of January 31, 2006, 5,855,894 shares, or 36.75%, of the Fund's outstanding shares. Accordingly, the Jay Van Andel Trust may be deemed to control the Fund.

      If any of the Fund's principal shareholders were to substanially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------

      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2005, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                                                                        NUMBER OF
                                                         TERM OF                                      PORTFOLIOS IN       OTHER
                                                      OFFICE/LENGTH                                   FUND COMPLEX    DIRECTORSHIPS
                                                         OF TIME         PRINCIPAL OCCUPATION LAST     OVERSEEN BY       HELD BY
NAME AND ADDRESS            AGE      OFFICE HELD          SERVED                 FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------  ----  -----------------  ----------------   ----------------------------  -------------   -------------
INTERESTED TRUSTEE
James J. Rosloniec*          60   Trustee of the      Perpetual / 25    President, Chief Operating          4             None
2905 Lucerne SE, Suite 200        Fund                                  Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                  LLC; President, Chief
49546                                                                   Executive Officer and
                                                                        Director, Activa_Holdings
                                                                        Corp.; President, Chief
                                                                        Executive Officer of Activa
                                                                        Management Services, LLC;
                                                                        and  President and
                                                                        Treasurer, Activa Mutual
                                                                        Fund Trust (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.        58   Advisory Trustee    Perpetual / 5     President and Chief                 4             None
2905 Lucerne SE, Suite 200        of the Fund                           Executive Officer, Marker
Grand Rapids, Michigan                                                  Net, Inc. (Crown
49546                                                                   Independent Business Owner
                                                                        affiliated with Quixtar,
                                                                        Inc.)



                                                                                                        NUMBER OF
                                                         TERM OF                                      PORTFOLIOS IN       OTHER
                                                      OFFICE/LENGTH                                   FUND COMPLEX    DIRECTORSHIPS
                                                         OF TIME         PRINCIPAL OCCUPATION LAST     OVERSEEN BY       HELD BY
NAME AND ADDRESS            AGE      OFFICE HELD         SERVED                  FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------  ----  -----------------  ----------------   ----------------------------  -------------   -------------
DISINTERESTED TRUSTEES
Donald H. Johnson            75   Trustee of the      Perpetual / 13    Retired, Former Vice                4             None
2905 Lucerne SE, Suite 200        Fund                                  President-Treasurer, SPX
Grand Rapids, Michigan                                                  Corporation.
49546

Walter T. Jones              63   Trustee of the      Perpetual / 14    Retired, Former Senior Vice         4             None
936 Sycamore Ave.                 Fund                                  President-Chief Financial
Holland, Michigan 49424                                                 Officer, Prince Corporation

Richard E. Wayman            71   Trustee of the      Perpetual / 8     Retired, Former Finance             4             None
24578 Rutherford                  Fund                                  Director, Amway Corporation.
Ramona, California 92065

OFFICER
Allan D. Engel               53   President,          Perpetual / 25    Vice President, Real Estate        N/A             N/A
2905 Lucerne SE,                  Secretary and                         Operations and
Suite 200                         Treasurer of the                      Secretary-Activa Holdings
Grand Rapids, Michigan            Fund; President,                      Corp.; Vice President of
49546                             and Secretary of                      Activa Management Services,
                                  the Investment                        LLC; Trustee, Activa Mutual
                                  Adviser.                              Fund Trust (1999-2004); Vice
                                                                        President and Assistant
                                                                        Treasurer, Activa Mutual
                                                                        Fund Trust (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

      The following table contains information about the Activa Funds owned by the Trustees:

                             Dollar Range of        Dollar Range of
                            Equity Securities      Equity Securities
                               In the Fund        In All Activa Funds
   NAMES OF TRUSTEES        December 31, 2005      December 31, 2005
   -----------------        -----------------     -------------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                       Over $100,000          Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee               $1 - $10,000           $1 - $10,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                        $1 - $10,000        $10,001 - $50,000
Walter T. Jones
Trustee                            -0-                $1 - $10,000
Richard E. Wayman
Trustee                     $10,001 - $50,000      $50,001 - $100,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:



                                           PENSION OR
                                           RETIREMENT
                                        BENEFITS ACCRUED
                                               AS          ESTIMATED ANNUAL        TOTAL
   NAME OF PERSON,         TRUSTEE        PART OF FUND         BENEFITS         COMPENSATION
       POSITION          COMPENSATION       EXPENSES       UPON RETIREMENT    PAID TO TRUSTEES
----------------------   ------------   ----------------   ----------------   ----------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                    $12,000            -0-                -0-              $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee           $12,000            -0-                -0-              $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                    $12,000            -0-                -0-              $12,000
Walter T. Jones
Trustee                    $12,000            -0-                -0-              $12,000
Richard E. Wayman
Trustee                    $12,000            -0-                -0-              $12,000


      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2005, 2004, and 2003 were $736,607, $670,199, and $595,071, respectively.

      Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus ..20% of average net assets.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. The Jay Van Andel Trust may also be considered a controlling person of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

      The following information relative to the Fund's Sub-Adviser and Portfolio Manager has been provided by the Fund's Sub-Adviser:

SUB-ADVISER

      Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for its services as the Fund's Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100 million of average daily net assets of the Fund, and 0.30% of the assets in excess of $100 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2005, 2004, and 2003 were $481,968, $438,461, and
$356,976, respectively.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED - As of December 31, 2005, the portfolio manager of the Fund, Doris T. Dwyer, was responsible for approximately 25 account relationships for the Sub-Adviser, totaling approximately $4.7 billion in assets under management (excluding assets of the Fund). Set forth below for the portfolio manager is the number of accounts managed and the total assets in such accounts.


                                        Other Registered                   Other Pooled
                                           Investment                       Investment
                                           Companies                         Vehicles                      Other Accounts
                                  # of Accts   Assets ($ mil)*     # of Accts   Assets ($ mil)*     # of Accts    Assets ($ mil)*
All Accounts:                         5            1,496.4             6             164.5              14            3,086.5

Accounts where advisory
fee is based on account               0              0.0               0               0.0               2              270.3
performance (subset of above):


      *Assets are rounded to the nearest one hundred thousand dollars.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - There may be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

      Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Activa Value Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Activa Value Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Activa Value Fund, or make investment decisions that are similar to those made for the Activa Value Fund, both of which have the potential to adversely impact the Activa Value Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Activa Value Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified in the table above.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

COMPENSATION - The Activa Value Fund pays Wellington Management a fee based on the assets under management of the Activa Value Fund as set forth in a Sub-Advisory Agreement between Wellington Management and Activa Asset Management, LLC with respect to the Activa Value Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Activa Value Fund. The following information relates to the fiscal year ended December 31, 2005.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals includes a fixed base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in her role as a Portfolio Manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the Company. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Activa Value Fund and generally each other portfolio managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to the Activa Value Fund is linked to the gross pre-tax performance of the Active Value Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a Portfolio Manager can, and typically do, represent a significant portion of a Portfolio Manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

OWNERSHIP OF SECURITIES - The Portfolio Manager does not own any securities in the Fund.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999, AMC provided services pursuant to the Distribution Plan.

      During 2005 the Fund paid $123,462 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($2,739), and general and administrative services ($125,448). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      Activa serves as the exclusive agent for sales of the Fund's shares, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------

      Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 2005, 2004, and 2003, total payments were $190,982, $173,603, and $178,522, respectively.

      The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------

      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------

      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------

      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------

      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670. Requests received after the market has closed, usually 4 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------

      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------

      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------

      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------

      The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------

      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once during each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2005 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================


                        Activa

                        Value

                        Fund



                                  Statement of
                             Additional Information


                                 April 28, 2006


                             ACTIVA MUTUAL FUND LOGO


================================================================================

ACTIVA VALUE FUND
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                    ADDENDUM

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

INTRODUCTION                  Wellington Management Company, LLP ("Wellington
                              Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

                              Wellington Management's PROXY VOTING GUIDELINES, attached as Exhibit A to these PROXY POLICIES AND PROCEDURES, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the PROXY VOTING GUIDELINES set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the PROXY VOTING GUIDELINES.

---------------------------   --------------------------------------------------
STATEMENT OF POLICIES         As a matter of policy, Wellington Management:

                              1
                              Takes responsibility for voting client proxies only upon a client's written request.

                              2
                              Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                              3
                              Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                              4
                              Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                              5
                              Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 1

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------

                              6
                              Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                              7
                              Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                              8
                              Provides all clients, upon request, with copies of these PROXY POLICIES AND PROCEDURES, the PROXY VOTING GUIDELINES, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                              9
                              Reviews regularly the voting record to ensure that proxies are voted in accordance with these PROXY POLICIES AND PROCEDURES and the PROXY VOTING GUIDELINES; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

---------------------------   --------------------------------------------------
Responsibility and            Wellington Management has a Global Corporate
Oversight                     Governance Committee, established by action of the
                              firm's Executive Committee, that is responsible for the review and approval of the firm's written
                              PROXY POLICIES AND PROCEDURES and its PROXY VOTING
                              GUIDELINES, and for providing advice and guidance on specific proxy votes for individual issuers.
                              The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global
                              Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the
                              Corporate Operations Department. In addition, the
                              Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

---------------------------   --------------------------------------------------
Statement of Procedures       Wellington Management has in place certain
                              procedures for implementing its proxy voting policies.

                              --------------------------------------------------
GENERAL PROXY VOTING          AUTHORIZATION TO VOTE. Wellington Management will
                              vote only those proxies for which its clients have affirmatively - delegated proxy-voting authority.

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 2

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington
                              Management or its voting agent. Wellington
                              Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                              RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                              RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                              PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's PROXY VOTING GUIDELINES, and handled as follows:

                              o Generally, issues for which explicit proxy voting guidance is provided in the PROXY VOTING GUIDELINES (I.E., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the PROXY VOTING GUIDELINES.

                              o Issues identified as "case-by-case" in the PROXY VOTING GUIDELINES are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                              MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 3

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------

                              reviewed by designated members of the Global
                              Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                              If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

                              --------------------------------------------------
OTHER CONSIDERATIONS          In certain instances, Wellington Management may be
                              unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                              SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                              SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                              In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

--------------------------------------------------------------------------------
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                                       iv

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------

                              LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

---------------------------   --------------------------------------------------
ADDITIONAL INFORMATION        Wellington Management maintains records of proxies
                              voted pursuant to Section 204-2 of the Investment
                              Advisers Act of 1940 (the "Advisers Act"), the
                              Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                              Wellington Management's PROXY POLICIES AND
                              PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its PROXY POLICIES AND PROCEDURES, including the PROXY VOTING GUIDELINES, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

--------------------------------------------------------------------------------
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                                        v

                              Wellington Management Company, LLP     EXHIBIT A
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
INTRODUCTION                  Upon a client's written request, Wellington
                              Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

                              These Guidelines are based on Wellington
                              Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                              Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

---------------------------   --------------------------------------------------
VOTING GUIDELINES             COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                              o   Election of Directors:           Case-by-Case
                                  Wellington Management Company
                                  believes that shareholders'
                                  ability to elect directors
                                  annually is the most important
                                  right shareholders have. We
                                  generally support management
                                  nominees, but will withhold
                                  votes from any director who is
                                  demonstrated to have acted
                                  contrary to the best economic
                                  interest of shareholders. We
                                  may withhold votes from
                                  directors who failed to
                                  implement shareholder proposals
                                  that received majority support,
                                  implemented dead-hand or
                                  no-hand poison pills, or failed
                                  to attend at least 75% of
                                  scheduled board meetings.

                              o   Classify Board of Directors:     Against
                                  We will also vote in favor of
                                  shareholder proposals seeking
                                  to declassify boards.

                              o   Adopt Director                   Against
                                  Tenure/Retirement Age (SP):

                              o   Minimum Stock Ownership by       Case-by-Case
                                  Directors (SP):

--------------------------------------------------------------------------------
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                                       vi

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------

                              o   Adopt Director & Officer         For
                                  Indemnification:
                                  We generally support director
                                  and officer indemnification
                                  as critical to the attraction
                                  and retention of qualified
                                  candidates to the board. Such
                                  proposals must incorporate the
                                  duty of care.

                              o   Allow Special Interest           Against
                                  Representation to Board (SP):

                              o   Require Board Independence:      For
                                  Wellington Management Company,
                                  LLP believes that, in the
                                  absence of a compelling
                                  counter-argument, at least 65%
                                  of a board should be comprised
                                  of independent directors. Our
                                  support for this level of
                                  independence may include
                                  withholding approval for
                                  non-independent directors, as
                                  well as votes in support of
                                  shareholder proposals calling
                                  for independence.

                              o   Require Key Board Committees to  For
                                  be Independent:
                                  Key board committees are the
                                  Nominating, Audit, and
                                  Compensation Committees.

                              o   Require a Separation of Chair    Case-by-Case
                                  and CEO or Require a Lead
                                  Director:

                              o   Approve Directors' Fees:         For

                              o   Approve Bonuses for Retiring     Case-by-Case
                                  Directors:

                              o   Elect Supervisory                For
                                  Board/Corporate Assembly:

                              o   Elect/Establish Board            For
                                  Committee:

                              o   Adopt Shareholder                Case-by-Case
                                  Access/Majority Vote on
                                  Election of Directors (SP):

--------------------------------------------------------------------------------
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                                       vii

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              MANAGEMENT COMPENSATION

                              o   Adopt/Amend Stock Option Plans:  Case-by-Case

                              o   Adopt/Amend Employee Stock       For
                                  Purchase Plans:

                              o   Approve/Amend Bonus Plans:       Case-by-Case

                              o   Approve Remuneration Policy:     Case-by-Case

                              o   Exchange Underwater Options:     Case-by-Case
                                  Wellington Management may
                                  support value-neutral exchanges
                                  in which senior management is
                                  ineligible to participate.

                              o   Eliminate or Limit Severance     Case-by-Case
                                  Agreements (Golden Parachutes
                                  (SP):
                                  We will oppose excessively
                                  generous arrangements, but may
                                  support agreements structured
                                  to encourage management to
                                  negotiate in shareholders' best
                                  economic interest.

                              o   Shareholder Approval of Future   For
                                  Severance Agreements Covering
                                  Senior Executives (SP):

                              o   Expense Future Stock Options     For
                                  (SP):

                              o   Shareholder Approval of All      For
                                  Stock Option Plans (SP):

                              o   Require Senior Executives Own    Case-by-Case
                                  and Hold Company Stock, not
                                  Including Options (SP):

                              o   Disclose All Executive           For
                                  Compensation (SP):

--------------------------------------------------------------------------------
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                                      viii

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              REPORTING OF RESULTS

                              o   Approve Financial Statements:    For

                              o   Set Dividends and Allocate       For
                                  Profits:

                              o   Limit Non-Audit Services         Case-by-Case
                                  Provided by Auditors (SP):
                                  We follow the guidelines
                                  established by the Public
                                  Company Accounting Oversight
                                  Board regarding permissible
                                  levels of non-audit fees
                                  payable to auditors.

                              o   Ratify Selection of Auditors     Case-by-Case
                                  and Set Their Fees:
                                  Wellington Management will
                                  generally support management's
                                  choice of auditors, unless the
                                  auditors have demonstrated
                                  failure to act in shareholders'
                                  best economic interest.

                              o   Elect Statutory Auditors:        Case-by-Case

                              o   Shareholder Approval of          For
                                  Auditors (SP):

                              --------------------------------------------------
                              SHAREHOLDER VOTING RIGHTS

                              o   Adopt Cumulative Voting (SP):    Against

                              o   Redeem or Vote on Poison Pill    For
                                  (SP):

                              o   Authorize Blank Check Preferred  Against
                                  Stock:

                              o   Eliminate Right to Call a        Against
                                  Special Meeting:

                              o   Increase Supermajority Vote      Against
                                  Requirement:

                              o   Adopt Anti-Greenmail Provision:  For

--------------------------------------------------------------------------------
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                                       ix

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------

                              o Adopt Confidential Voting (SP): Case-by-Case We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                              o   Approve Unequal Voting Rights:   Against

                              o   Remove Right to Act by Written   Against
                                  Consent:

                              o   Approve Binding Shareholder      Case-by-Case
                                  Proposals:

                              CAPITAL STRUCTURE

                              o   Increase Authorized Common       Case-by-Case
                                  Stock:

                              o   Approve Merger or Acquisition:   Case-by-Case

                              o   Approve Technical Amendments to  Case-by-Case
                                  Charter:

                              o   Opt Out of State Takeover        For
                                  Statutes:

                              o   Authorize Share Repurchase:      For

                              o   Authorize Trade in Company       For
                                  Stock:

                              o   Approve Stock Splits:            Case-by-Case
                                  We approve stock splits and
                                  reverse stock splits that
                                  preserve the level of
                                  authorized, but unissued
                                  shares.

                              o   Approve                          Case-by-Case
                                  Recapitalization/Restructuring:

                              o   Issue Stock with or without      For
                                  Preemptive Rights:

                              o   Issue Debt Instruments:          Case-by-Case

--------------------------------------------------------------------------------
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                                        x

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              SOCIAL ISSUES

                              o   Endorse the Ceres Principles     Case-by-Case
                                  (SP):

                              o   Disclose Political and PAC       Case-by-Case
                                  Gifts (SP):
                                  Wellington Management generally
                                  does not support imposition of
                                  disclosure requirements on
                                  management of companies in
                                  excess of regulatory
                                  requirements.

                              o   Require Adoption of              Case-by-Case
                                  International Labor
                                  Organization's Fair Labor
                                  Principles (SP):

                              o   Report on Sustainability (SP):   Case-by-Case

                              --------------------------------------------------
                              MISCELLANEOUS

                              o   Approve Other Business:          Abstain

                              o   Approve Reincorporation:         Case-by-Case

                              o   Approve Third Party              Case-by-Case
                                  Transactions:

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 4

                               ACTIVA GROWTH FUND
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 787-6288
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2006

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2005 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April 28, 2006.

CONTENTS                                                                    PAGE
--------                                                                    ----
Organization of the Fund ..................................................   1
Objectives, Policies, and Restrictions on the Fund's Investments ..........   1
Additional Risks and Information Concerning Certain Investment Techniques .   2
Brokerage Allocation ......................................................  11
Proxy Voting Policies .....................................................  13
Portfolio Disclosure Policy ...............................................  13
Principal Shareholders ....................................................  13
Officers and Trustees of the Fund .........................................  14
Investment Adviser ........................................................  16
Sub-Adviser and Portfolio Manager .........................................  16
Plan of Distribution and Principal Underwriter ............................  18
Administrative Agreement ..................................................  19
Transfer Agent ............................................................  19
Custodian .................................................................  19
Auditors ..................................................................  19
Pricing of Fund Shares ....................................................  19
Purchase of Shares ........................................................  20
How Shares are Redeemed ...................................................  20
Exchange Privilege ........................................................  21
Redemption of Shares in Low Balance Accounts ..............................  21
Market Timing and Excessive Trading Activity ..............................  21
Customer Identification Program ...........................................  21
Internet Address ..........................................................  22
Federal Income Tax ........................................................  22
Reports to Shareholders and Annual Audit ..................................  22
Addendum ..................................................................   i

              The date of this Statement of Additional Information
                                is April 28, 2006

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

      When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

      The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

      DERIVATIVES.

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by BlackRock Advisors, Inc., (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

      The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

      FUTURES CONTRACTS.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

      OPTIONS

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

      OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      SHORT SALES AGAINST THE BOX

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

      SWAP ARRANGEMENTS

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS.

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      WHEN-ISSUED SECURITIES.

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

      RESTRICTED SECURITIES.

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

      Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

      FOREIGN INVESTMENTS.

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

      CURRENCY TRANSACTIONS.

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

      SECURITIES LENDING. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

      SHORT-TERM TRADING.

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

      TEMPORARY AND DEFENSIVE INVESTMENTS.

      The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

      INDUSTRY CLASSIFICATIONS.

      In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

AUTOS & TRANSPORTATION

Air Transport
Auto parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

INTEGRATED OILS

Oil: Integrated Domestic
Oil: Integrated International

CONSUMER STAPLES

Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

MATERIALS & PROCESSING

Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper & Forest Products
Real Estate & Construction
Steel
Textile Products


CONSUMER DISCRETIONARY

Advertising Agencies
Casino/Gambling Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile Apparel Manufacturers
Toys

FINANCIAL SERVICES

Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

OTHER ENERGY

Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil & Gas Producers
Oil Well Equipment & Services

HEALTH CARE

Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

TECHNOLOGY

Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES

Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

OTHER

Trust Certificates - Government Related
Lending
Asset-backed Mortgages
Asset-backed-Credit Card Receivables
Miscellaneous Multi-Sector Companies

PRODUCER DURABLES

Aerospace
Electrical Equipment & Components
Electronics: Industrial Components
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

      OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

            U.S. GOVERNMENT AND RELATED SECURITIES. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      BANK MONEY INVESTMENTS

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      ZERO AND STEP COUPON SECURITIES

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

      COMMERCIAL PAPER RATINGS

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

      When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

      In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

      The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

      Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

      The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

      It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.

      In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.

      In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

      When the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time.

      In addition, when the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Sub-Adviser believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Sub-Adviser may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disporportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more of less favorable overall execution ( including transaction costs) relative to other clients.

      The Sub-Adviser has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.

      During the years ended December 31, 2005, 2004, and 2003, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $52,255 $78,984, and $89,664, respectively. Transactions in the amount of $26,848,847, involving commissions of approximately $31,111, were directed to brokers because of research services provided during 2005. During the calendar year ended December 31, 2005, the portfolio turnover rate was 79.0%, which was a decrease over the previous year's rate of 87.4%.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2005 the Fund owned common stock of Goldman Sach with a market value of $191,565. Goldman Sach is considered a regular broker for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------

      The Fund has adopted policies and procedures which prohibit disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure. Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and parties providing analystical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

      Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2006, 3,141,457 shares, or 95.92% of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------

      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2005, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                                                                        NUMBER OF
                                                         TERM OF                                      PORTFOLIOS IN       OTHER
                                                      OFFICE/LENGTH                                    FUND COMPLEX   DIRECTORSHIPS
                                                         OF TIME         PRINCIPAL OCCUPATION LAST     OVERSEEN BY       HELD BY
NAME AND ADDRESS            AGE      OFFICE HELD          SERVED                FIVE YEARS               DIRECTOR        DIRECTOR
--------------------------  ---  -------------------  --------------   -----------------------------  --------------  --------------
INTERESTED TRUSTEE
James J. Rosloniec*         60   Trustee of the Fund  Perpetual / 25   President, Chief Operating           4              None
2905 Lucerne SE, Suite 200                                             Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                 LLC; President, Chief
49546                                                                  Executive Officer and
                                                                       Director, Activa Holdings
                                                                       Corp.; President, Chief
                                                                       Executive Officer of Activa
                                                                       Management Services, LLC;
                                                                       and President and Treasurer,
                                                                       Activa Mutual Fund Trust
                                                                       (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.       58   Advisory Trustee     Perpetual / 5    President and Chief                  4              None
2905 Lucerne SE, Suite 200       of the Fund                           Executive Officer, Marker
Grand Rapids, Michigan                                                 Net, Inc. (Crown
49546                                                                  Independent Business Owner
                                                                       affiliated with Quixtar,
                                                                       Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson           75   Trustee of the Fund  Perpetual / 13   Retired, Former Vice                 4              None
2905 Lucerne SE, Suite 200                                             President-Treasurer, SPX
Grand Rapids, Michigan                                                 Corporation.
49546

Walter T. Jones             63   Trustee of the Fund  Perpetual / 14   Retired, Former Senior Vice          4              None
936 Sycamore Ave.                                                      President-Chief Financial
Holland, Michigan 49424                                                Officer, Prince Corporation

Richard E. Wayman           71   Trustee of the Fund  Perpetual / 8    Retired, Former Finance              4              None
24578 Rutherford                                                       Director, Amway Corporation,.
Ramona, California 92065

OFFICER
Allan D. Engel              53   President,           Perpetual / 25   Vice President, Real Estate         N/A             N/A
2905 Lucerne SE, Suite 200       Secretary and                         Operations and
Grand Rapids, Michigan           Treasurer of the                      Secretary-Activa Holdings
49546                            Fund; President,                      Corp.; Vice President of
                                 and Secretary of                      Activa Management Services,
                                 the Investment                        LLC; Trustee, Activa Mutual
                                 Adviser.                              Fund Trust (1999-2004); and
                                                                       Vice President and Assistant
                                                                       Treasurer, Activa Mutual
                                                                       Fund Trust (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:

                           Dollar Range of           Dollar Range of
                          Equity Securities         Equity Securities
                             In the Fund            In All Activa Funds
  NAMES OF TRUSTEES       December 31, 2005         December 31, 2005
----------------------    ------------------        -------------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                          -0-                  Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                 -0-                   $1 - $10,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                   $10,001 - $50,000         $10,001 - $50,000
Walter T. Jones
Trustee                      $1 - $10,000              $1 - $10,000
Richard E. Wayman
Trustee                   $10,001 - $50,000         $50,001 - $100,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:


                                         PENSION OR
                                         RETIREMENT
                                      BENEFITS ACCRUED  ESTIMATED ANNUAL
   NAME OF PERSON,        TRUSTEE     AS PART OF FUND       BENEFITS      TOTAL COMPENSATION
      POSITION          COMPENSATION      EXPENSES      UPON RETIREMENT    PAID TO TRUSTEES
----------------------  ------------  ----------------  ----------------  ------------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                   $12,000           -0-               -0-              $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee          $12,000           -0-               -0-              $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                   $12,000           -0-               -0-              $12,000
Walter T. Jones
Trustee                   $12,000           -0-               -0-              $12,000
Richard E. Wayman
Trustee                   $12,000           -0-               -0-              $12,000


      All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2005, 2004, and 2003 were $190,792, $209,035, and $181,047, respectively.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests in Activa. Accordingly, they may be considered controlling persons of Activa. They may also be considered controlling persons of Alticor Inc. which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER

      A Sub-Advisory Agreement has been entered into between the Investment Adviser and BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware, 19809 (Sub-Adviser). The Sub-Adviser is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $452.7 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

      Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2005, 2004, and 2003, were $135,897, $148,618, and $129,124, respectively.

PORTFOLIO MANAGER

      OTHER ACCOUNTS MANAGED - As of December 31, 2005, Jeffrey Lindsey and Edward Dowd managed or were members of the management team for the following client accounts:

--------------------------------------------------------------------------------
                                             Number of
                                             Accounts Subject  Assets Subject to
                  Number of  Assets of       to a Performance  a Performance
Type of Account   Accounts   Accounts        Fee               Fee
--------------------------------------------------------------------------------
Registered        4          $1,136 million  0                 --
Investment
Companies
--------------------------------------------------------------------------------
Pooled            1          $125 million    0                 --
Investment
Vehicles Other
Than Registered
Investment
Companies
--------------------------------------------------------------------------------
Other Accounts    4          $745 million    0                 --
--------------------------------------------------------------------------------

      CONFLICTS OF INTEREST WITH OTHER ACCOUNTS. BlackRock Advisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are traded equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, BlackRock Advisors, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors' (or its affiliates") officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both it Form ADV and investment management agreements.

      Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

      COMPENSATION. BlackRock Advisors' financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

      BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

      Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Dowd and Mr. Lindsey have received awards under the LTIP.

      Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers is mandatorily deferred in a similar manner for a number of years.

      Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

      Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Mr. Dowd and Mr. Lindsey are eligible to participate in these plans.

      Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. For Messrs, Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index.

      Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

      OWNERSHIP OF SECURITIES. As of December 31, 2005, neither Jeffrey Lindsey nor Edward Dowd beneficially owned any securities of the Fund

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      During 2005 the Fund paid $27,492 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($610), and general and administrative services ($27,934). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      The Adviser serves as the exclusive agent for sales of the Fund's shares, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------

      Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2005, 2004, and 2003, total payments were $41,238, $45,355, and $38,964, respectively.

      The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------

      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------

      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------

      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------

      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNT
--------------------------------------------------------------------------------

      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------

      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------

Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------

      The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------

      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2005 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================


                        Activa

                        Growth

                        Fund



                                  Statement of
                             Additional Information


                                 April 28, 2006


                             ACTIVA MUTUAL FUND LOGO


================================================================================

ACTIVA GROWTH FUND
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                               PROXY VOTING POLICY

                                       FOR

                            BLACKROCK ADVISORS, INC.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

INTRODUCTION

      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated in a manner designed to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy for that client. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be supported only when we conclude that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, we will assess management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that our continued confidence remains warranted. If we determine that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless we determine other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, we seek to vote proxies based on our clients' best interests.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, we will consider the facts we believe are relevant, and if we vote contrary to these guidelines we will record the reasons for this contrary vote.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

            A. Social Issues,

            B. Financial/Corporate Issues, and

            C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures we follow in casting votes pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

      1. They do not measurably change the structure, management control, or operation of the corporation.

      2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION

      BlackRock will normally SUPPORT the following ROUTINE PROPOSALS:

      1.    To increase authorized common shares.

      2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      3.    To elect or re-elect directors, except as noted below.

      4.    To appoint or elect auditors.

      5. To approve indemnification of directors and limitation of directors' liability.

      6.    To establish compensation levels.

      7.    To establish employee stock purchase or ownership plans.

      8.    To set time and location of annual meeting.

      BlackRock will withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, BlackRock will withhold its vote for all nominees standing for election to a board if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      BlackRock evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A. SOCIAL ISSUES

      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              VOTING RECOMMENDATION

      If we have determined that management is generally socially responsible, we will generally vote AGAINST the following SHAREHOLDER PROPOSALS:

      1.    To enforce restrictive energy policies.

      2.    To place arbitrary restrictions on military contracting.

      3. To bar or place arbitrary restrictions on trade with other countries.

      4.    To restrict the marketing of controversial products.

      5.    To limit corporate political activities.

      6.    To bar or restrict charitable contributions.

      7. To enforce a general policy regarding human rights based on arbitrary parameters.

      8. To enforce a general policy regarding employment practices based on arbitrary parameters.

      9. To enforce a general policy regarding animal rights based on arbitrary parameters.

      10.   To place arbitrary restrictions on environmental practices.

B. FINANCIAL/CORPORATE ISSUES

      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

      1.    To change the state of incorporation.

      2.    To approve mergers, acquisitions or dissolution.

      3.    To institute indenture changes.

      4.    To change capitalization.

C. SHAREHOLDER RIGHTS

      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

      We will generally vote FOR the following MANAGEMENT PROPOSALS:

      1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

      2.    To institute staggered board of directors.

      3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

      4.    To eliminate cumulative voting.

      5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

      6.    To create a dividend reinvestment program.

      7.    To eliminate preemptive rights.

      8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      9. To adopt or continue a stock option or restricted stock plan if all such plans for a particular company do not involve excessive dilution.

We will generally vote AGAINST the following MANAGEMENT PROPOSALS:

      1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

      2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

      3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      4. To prohibit replacement of existing members of the board of directors.

      5. To eliminate shareholder action by written consent without a shareholder meeting.

      6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

      7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      8.    To limit the ability of shareholders to nominate directors.

      9. To adopt or continue a stock option or restricted stock plan if plan contributes to excessive dilution.

We will generally VOTE for the following SHAREHOLDER PROPOSALS:

      1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

      2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

      3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

      4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

      5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

      6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

      7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

      8.    To create a dividend reinvestment program.

      9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

      10. To require that "golden parachutes" be submitted for shareholder ratification.

      11. To rescind a stock option or restricted stock plan if the plan contributes to excessive dilution.

We will generally vote AGAINST the following SHAREHOLDER PROPOSALS:

      1.    To restore preemptive rights.

      2.    To restore cumulative voting.

      3.    To require annual election of directors or to specify tenure.

      4.    To eliminate a staggered board of directors.

      5.    To require confidential voting.

      6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

      7.    To dock director pay for failing to attend board meetings.

      8. To rescind a stock option or restricted stock plan if the plan does not contribute to excessive dilution.

      9. To prohibit the provision of any non-audit services by a company's auditors to the company.

                                   SECTION III

                                 VOTING PROCESS

      BlackRock has engaged an independent third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant BlackRock Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the BlackRock Operations Group (e-mail is deemed to be a writing). If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the third-party service provider recommendation, the reason for such differing vote shall be noted in the written approval form sent to the BlackRock Operations Group. The head of each relevant BlackRock Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The BlackRock Equity Investment Policy Oversight Committee (or similar or successor committee, the "EIPOC") receives regular reports of votes cast that differ from recommendations made by the third-party service provider and votes cast that may have involved a material conflict of interest. The EIPOC also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      Votes may involve a conflict of interest if (i) the vote is proposed to be cast in a manner that differs from the third-party service provider recommendation and (ii) the subject matter of the proxy involves a party that has a material relationship with BlackRock, or the issuer of the proxy has such a relationship, such as where the issuer soliciting the vote is a BlackRock client. The BlackRock Operations Group identifies potential conflicts of interest and then refers any potential conflict to BlackRock's Legal and Compliance Department for review prior to a vote being cast.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                     *****

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

LAST REVISED: NOVEMBER 29, 2005

                            ACTIVA INTERNATIONAL FUND
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 787-6288
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2006

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2005 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained, without charge, by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April 28, 2006.

CONTENTS                                                                   PAGE
--------                                                                   ----
Organization of the Fund ................................................    1
Objectives, Policies, and Restrictions on the Fund's Investments ........    1
Securities Descriptions and Techniques ..................................    2
Risk Management and Return Enhancement Strategies .......................    5
Portfolio Transactions and Brokerage Allocation .........................   16
Proxy Voting Policies ...................................................   17
Portfolio Disclosure Policy .............................................   17
Principal Shareholders ..................................................   17
Officers and Trustees of the Fund .......................................   18
Investment Adviser ......................................................   19
Sub-Adviser and Portfolio Manager .......................................   20
Plan of Distribution and Principal Underwriter ..........................   22
Administrative Agreement ................................................   22
Transfer Agent ..........................................................   23
Custodian ...............................................................   23
Auditors ................................................................   23
Pricing of Fund Shares ..................................................   24
Purchase of Shares ......................................................   24
How Shares are Redeemed .................................................   24
Exchange Privilege ......................................................   26
Redemption of Shares in Low Balance Accounts ............................   26
Market Timing and Excessive Trading Activity ............................   26
Customer Identification Program .........................................   26
Internet Address ........................................................   26
Federal Income Tax ......................................................   27
Reports to Shareholders and Annual Audit ................................   28
Addendum ................................................................    i

              The date of this Statement of Additional Information
                                is April 28, 2006

                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

      When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

      The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

SECURITIES DESCRIPTIONS AND TECHNIQUES
--------------------------------------------------------------------------------

      The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.

      EQUITY SECURITIES:

          COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

          PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

          WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

          CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.

          Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

          The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

      FIXED INCOME SECURITIES:

          CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.

          ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

          There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

          COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

          BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.

          DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

          GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

          In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.

          VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN SECURITIES:

          Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.

          FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.

          FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

          Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

          DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

          EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

          EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------

      The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.

          RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:

          INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

          MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

          U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

          Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

          Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

          SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

OPTIONS AND FUTURES:

          OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

          The Fund may:

          o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.

          o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

          o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

          STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

          The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

          FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

          As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

          FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

          FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

          The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.

          INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

          The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

          Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

          RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

          When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

          Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make margin payments.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Successful use of futures by the Fund depends on the Sub-ADVISER's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

          Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

          Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

          These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

INTEREST RATE AND CURRENCY SWAPS:

          For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

          CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

          SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

          SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

          INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.

          RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

          The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

          The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

SPECIAL TRANSACTIONS

          TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.

          INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

          "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

          The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

NON-HEDGING STRATEGIC TRANSACTIONS

          The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".

          REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

          The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

          REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.

          WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

          The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

          When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

          SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

          In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

          Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

          ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.

          The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

          LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser, the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

          Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

          The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

          Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

          Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

          During the year ended December 31, 2005, 2004, and 2003, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $156,388, $224,694, and $168,113, respectively. Transactions in the amount of $26,469,211, involving commissions of approximately $45,614, were directed to brokers because of research services provided during 2005. During the calendar year ended December 31, 2005, the portfolio turnover rate was 178.3%, which was a decrease over the previous year's rate of 199.6%.

          The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

          The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2005, the Fund owned no such securities.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------

      The Fund has adopted policies and procedures which prohibit disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure.Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and partieis providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations.. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

      Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2006, 3,839,487 shares, or 98.47%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------

      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2005, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN      OTHER
                                                                 TERM OF                               FUND COMPLEX   DIRECTORSHIPS
                                                              OFFICE/LENGTH     PRINCIPAL OCCUPATION    OVERSEEN BY      HELD BY
NAME AND ADDRESS               AGE         OFFICE HELD        OF TIME SERVED      LAST FIVE YEARS        DIRECTOR       DIRECTOR
-----------------              ---         -----------        --------------   ----------------------  -------------  -------------
INTERESTED TRUSTEE
James J. Rosloniec*            60    Trustee of the Fund      Perpetual /      President, Chief              4            None
2905 Lucerne SE, Suite 200                                    25               Operating Officer, JVA
Grand Rapids, Michigan                                                         Enterprises I, LLC;
49546                                                                          President, Chief
                                                                               Executive Officer and
                                                                               Director, Activa
                                                                               Holdings Corp.;
                                                                               President, Chief
                                                                               Executive Officer of
                                                                               Activa Management
                                                                               Services, LLC; and
                                                                               President and
                                                                               Treasurer, Activa
                                                                               Mutual Fund Trust
                                                                               (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.          58    Advisory Trustee of      Perpetual / 5    President and Chief           4            None
2905 Lucerne SE, Suite 200           the Fund                                  Executive Officer,
Grand Rapids, Michigan 49546                                                   Marker Net, Inc.
                                                                               (Crown Independent
                                                                               Business Owner
                                                                               affiliated with
                                                                               Quixtar, Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson              75    Trustee of the Fund      Perpetual / 13   Retired, Former Vice          4            None
2905 Lucerne SE, Suite 200                                                     President-Treasurer,
Grand Rapids, Michigan 49546                                                   SPX Corporation.

Walter T Jones                 63    Trustee of the Fund      Perpetual / 14   Retired, Former Senior        4            None
936 Sycamore Ave.                                                              Vice President-Chief
Holland, Michigan 49424                                                        Financial Officer,
                                                                               Prince Corporation



                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN      OTHER
                                                                 TERM OF                               FUND COMPLEX   DIRECTORSHIPS
                                                              OFFICE/LENGTH     PRINCIPAL OCCUPATION    OVERSEEN BY      HELD BY
NAME AND ADDRESS               AGE         OFFICE HELD        OF TIME SERVED      LAST FIVE YEARS        DIRECTOR       DIRECTOR
-----------------              ---         -----------        --------------   ----------------------  -------------  -------------
Richard E. Wayman              71    Trustee of the Fund      Perpetual / 8    Retired, Former               4            None
24578 Rutherford                                                               Finance Director,
Ramona, California 92065                                                       Amway Corporation

OFFICER
Allan D. Engel                 53    Trustee, President,      Perpetual / 25   Vice President, Real         N/A            N/A
2905 Lucerne SE, Suite 200           Secretary and Treasurer                   Estate Operations and
Grand Rapids, Michigan               of the Fund; President,                   Secretary-Activa
49546                                and Secretary of the                      Holdings Corp.; Vice
                                     Investment Adviser.                       President of Activa
                                                                               Management Services,
                                                                               LLC; Trustee, Activa
                                                                               Mutual Fund Trust
                                                                               (1999-2004); and
                                                                               Vice President and
                                                                               Assistant Treasurer,
                                                                               Activa Mutual Fund
                                                                               Trust (1999-2002).


* Mr. Rosloniec ia an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:

                                 Dollar Range of             Dollar Range of
                                Equity Securities           Equity Securities
                                   In the Fund             In All Activa Funds
  NAMES OF TRUSTEES             December 31, 2005           December 31, 2005
---------------------           -----------------          -------------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                                -0-                    Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                       -0-                    $1 - $10,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                                -0-                  $10,001 - $50,000
Walter T. Jones
Trustee                                -0-                     $1-$10,000
Richard E. Wayman
Trustee                           $1 - $10,000             $50,001 - $100,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:


                                            PENSION OR
                                        RETIREMENT BENEFITS   ESTIMATED ANNUAL        TOTAL
   NAME OF PERSON,         TRUSTEE      ACCRUED AS PART OF     BENEFITS UPON       COMPENSATION
       POSITION          COMPENSATION      FUND EXPENSES         RETIREMENT      PAID TO TRUSTEES
----------------------   ------------   -------------------   ----------------   ----------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                    $12,000              -0-                 -0-              $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee           $12,000              -0-                 -0-              $12,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                    $12,000              -0-                 -0-              $12,000
Walter T. Jones
Trustee                    $12,000              -0-                 -0-              $12,000
Richard E. Wayman
Trustee                    $12,000              -0-                 -0-              $12,000


      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund.. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2005, 2004, and 2003, were $282,191, $253,478, and $207,081, respectively.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests in Activa. Accordingly, they may be considered controlling persons of Active. They may also be considered controlling persons of Alticor Inc. which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER

      A Sub-Advisory Agreement has been entered into between the Investment Adviser and Tradewinds NWQ Global Investors, LLC. ("Sub-Adviser"). The Sub-Adviser is a wholly-owned subsidiary of NWQ Holdings, LLC which is a wholly-owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

      Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of .65 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .55% on the assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Fund's Sub-Adviser during the years ended December 31, 2005, 2004 and 2003, were $215,864, $193,941, and $158,356, respectively.

PORTFOLIO MANAGER

      OTHER ACCOUNTS MANAGED. As of December 31, 2005, the portfolio manager of the Fund, Paul J. Hechmer, was responsible for management of the following account relationships for the Sub-Adviser, and none of the relationship has advisory fees based on performance of the account:

                     REGISTERED INVESTMENT   OTHER POOLED   OTHER ACCOUNTS*
                          COMPANIES*          INVESTMENT       VEHICLES*
                     ---------------------   ------------   ---------------
NUMBER OF ACCOUNTS             6                  4               225
Total Assets               $488.6 MM           $198.6MM      $12.1Billion

      * For purposes of this column, separately managed account (wrap-fee) programs in which NWQ is a manager are reported as one account per investment product.

      CONFLICTS OF INTEREST WITH OTHER ACCOUNTS. There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser's portfolio managers do not devote their full time to the management of any one account and will only be required to devote such time and attention to the Fund as they, in their sole discretion, deem necessary for the management of the Fund. The Sub-Adviser seeks to manage such competing interests for the portfolio manager's time and attention by having the manager focus on a particular investment discipline.

      There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

      There may be a potential conflict of interest regarding timing of transactions for the Fund and other accounts of the Sub-Adviser. With respect to many of its clients' accounts, Sub-Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other account, Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Sub-Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

      The Sub-Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Sub-Adviser has also adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. In addition, the Sub-Adviser includes disclosure regarding these matters to its clients in its Form ADV.

      COMPENSATION. The Sub-Adviser is paid a sub-advisory fee from the Adviser. Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management.

      Sub-Adviser's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall performance of client portfolios, an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

      The total compensation package has included the availability of an equity-like incentive for purchase (the value of which is determined by the increase in profitability of Sub-Adviser over time) made to most investment professionals. Sub-Adviser is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the Sub-Adviser's executive committee.

      OWNERSHIP OF SECURITIES. The portfolio managers do not own any securities in the Fund.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      During 2005 the Fund paid $33,199 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($737), and general and administrative services ($33,733) The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      The Adviser acts as the exclusive agent for sales of shares of the Fund, which is a continuous offering, pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------

      Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2005, 2004, and 2003, total payments were $49,799, $44,732, and $36,544, respectively.

      The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------

      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------

      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------

      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Asset Management" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------

      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Issuing redemption proceeds may take up to 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after the market has closed, usually 4 p.m. Eastern Time, will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by phone. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------

      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------

      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------

      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------

      The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will usually not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------

      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2005 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================


                     Activa

                     International

                     Fund



                                  Statement of
                             Additional Information


                                 April 28, 2006


                             ACTIVA MUTUAL FUND LOGO


================================================================================

ACTIVA INTERNATIONAL FUND
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

1.    Application; General Principles

      1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which NWQ Investment Management Company, LLC ("NWQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

      1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ.

2.    Voting; Procedures

      2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

            2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

            2.1.2 The Proxy Voting Committee shall:

                  o supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned by or on behalf of such clients;

                  o determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

                  o determine when NWQ may deviate from these Policies and Procedures.

      2.2 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.SM ("ISS Guidelines") or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as "Voting Guidelines").

            2.2.1 Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

            2.2.2 For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Fund's Board or its designated committee.

            2.2.3 For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

      2.3 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

      2.31 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NWQ may decide, on an individual security basis, that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.

      2.32 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

      2.33 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.    Conflicts of Interest

      3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

            3.1.1 The issuer is a client of NWQ.

            3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

            3.1.3 The matter under consideration could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of NWQ's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

            3.1.4 Another client or prospective client of NWQ, directly or indirectly, conditions future engagement of NWQ on voting proxies in respect of any client's securities on a particular matter in a particular way.

            3.1.5 Any other circumstance where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

            3.1.6 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

            3.1.7 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider information about the business arrangements of its affiliates or their officers and directors.

4.    Recordkeeping and Retention

      4.1 NWQ shall retain records relating to the voting of proxies, including:

            4.1.1 Copies of these Policies and Procedures and any amendments thereto.

            4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NWQ receives regarding client securities.

            4.1.3 Records of each vote cast by NWQ on behalf of clients; these records may be maintained on an aggregate basis.

            4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

            4.1.5 A copy of each written request for information on how NWQ voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

      4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

      4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.


   For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.


      Adopted: June 24, 2003

                                    EXHIBIT A

                       ISS PROXY VOTING GUIDELINES SUMMARY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      o Attend less than 75 percent of the board and committee meetings without a valid excuse

      o     Implement or renew a dead-hand or modified dead-hand poison pill

      o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      o Failed to act on takeover offers where the majority of the shareholders tendered their shares

      o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

o     Majority of independent directors on board

o     All-independent key committees

o     Committee chairpersons nominated by the independent directors

o     CEO performance reviewed annually by a committee of outside directors

o     Established governance guidelines

o     Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o     Background to the proxy contest

o     Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  o   Purchase price

  o   Fairness opinion

  o   Financial and strategic benefits

  o   How the deal was negotiated

  o   Conflicts of interest

  o   Other alternatives for the business

  o   Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

  o   Impact on the balance sheet/working capital

  o   Potential elimination of diseconomies

  o   Anticipated financial and operating benefits

  o   Anticipated use of funds

  o   Value received for the asset

  o   Fairness opinion

  o   How the deal was negotiated

  o   Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

  o   Dilution to existing shareholders' position

  o   Terms of the offer

  o   Financial issues

  o   Management's efforts to pursue other alternatives

  o   Control issues

  o   Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

  o   The reasons for the change

  o   Any financial or tax benefits

  o   Regulatory benefits

  o   Increases in capital structure

  o   Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

  o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

  o   Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

  o Prospects of the combined company, anticipated financial and operating benefits

  o   Offer price

  o   Fairness opinion

  o   How the deal was negotiated

  o   Changes in corporate governance

  o   Change in the capital structure

  o   Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages

o     Valuation of spin-off

o     Fairness opinion

o     Benefits to the parent company

o     Conflicts of interest

o     Managerial incentives

o     Corporate governance changes

o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o     Cash compensation, and

o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

   o  Historic trading patterns

   o  Rationale for the repricing

   o  Value-for-value exchange

   o  Option vesting

   o  Term of the option

   o  Exercise price

   o  Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

   o  Purchase price is at least 85 percent of fair market value

   o  Offering period is 27 months or less, and

   o  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

   o  Purchase price is less than 85 percent of fair market value, or

   o  Offering period is greater than 27 months, or

   o  VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

   o  Whether the proposal mandates that ALL awards be performance-based

   o Whether the proposal extends beyond executive awards to those of lower-ranking employees

   o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

   o The parachute should be less attractive than an ongoing employment opportunity with the firm

   o  The triggering mechanism should be beyond the control of management

   o The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

   o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

   o The availability and feasibility of alternatives to animal testing to ensure product safety, and

   o  The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

   o The company has already published a set of animal welfare standards and monitors compliance

   o The company's standards are comparable to or better than those of peer firms, and

   o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

   o  Whether the proposal focuses on a specific drug and region

   o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

   o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

   o  Whether the company already limits price increases of its products

   o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

   o  The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

   o  The costs and feasibility of labeling and/or phasing out

   o The nature of the company's business and the proportion of it affected by the proposal

   o The proportion of company sales in markets requiring labeling or GMO-free products

   o  The extent that peer companies label or have eliminated GMOs

   o Competitive benefits, such as expected increases in consumer demand for the company's products

   o The risks of misleading consumers without federally mandated, standardized labeling

   o  Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

                                      xviii

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

   o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

   o  The extent that peer companies have eliminated GMOs

   o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

   o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

   o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated. Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

   o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

   o Whether the company has adequately disclosed the financial risks of its subprime business

   o Whether the company has been subject to violations of lending laws or serious lending controversies

   o  Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

   o  Whether the company complies with all local ordinances and regulations

   o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

   o  The risk of any health-related liabilities.
      Advertising to youth:

   o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

   o  Whether the company has gone as far as peers in restricting advertising

   o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

   o  Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

   o  The percentage of the company's business affected

   o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

   o  The percentage of the company's business affected

   o  The feasibility of a spin-off

   o  Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

   o  Whether there are publicly available environmental impact reports;

   o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

   o  The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

   o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

   o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

   o Environmentally conscious practices of peer companies, including endorsement of CERES

   o  Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

   o  The company's level of disclosure lags that of its competitors, or

   o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

   o  The nature of the company's business and the percentage affected

   o  The extent that peer companies are recycling

   o  The timetable prescribed by the proposal

   o  The costs and methods of implementation

   o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

   o  The nature of the company's business and the percentage affected

   o The extent that peer companies are switching from fossil fuels to cleaner sources

   o  he timetable and specific action prescribed by the proposal

   o  The costs of implementation

   o  The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

   o  The relevance of the issue to be linked to pay

   o The degree that social performance is already included in the company's pay structure and disclosed

   o The degree that social performance is used by peer companies in setting pay

   o Violations or complaints filed against the company relating to the particular social performance measure

   o Artificial limits sought by the proposal, such as freezing or capping executive pay

   o  Independence of the compensation committee

   o  Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

   o The company is in compliance with laws governing corporate political activities, and

   o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

   o There are serious controversies surrounding the company's China operations, and

   o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

   o  The nature and amount of company business in that country

   o  The company's workplace code of conduct

   o  Proprietary and confidential information involved

   o  Company compliance with U.S. regulations on investing in the country

   o  Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

   o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

   o  Agreements with foreign suppliers to meet certain workplace standards

   o  Whether company and vendor facilities are monitored and how

   o  Company participation in fair labor organizations

   o  Type of business

   o  Proportion of business conducted overseas

   o  Countries of operation with known human rights abuses

   o Whether the company has been recently involved in significant labor and human rights controversies or violations

   o  Peer company standards and practices

   o  Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

   o The company does not operate in countries with significant human rights violations

   o  The company has no recent human rights controversies or violations, or

   o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

   o  Company compliance with or violations of the Fair Employment Act of 1989

   o Company antidiscrimination policies that already exceed the legal requirements

   o  The cost and feasibility of adopting all nine principles

   o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

   o  The potential for charges of reverse discrimination

   o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

   o  The level of the company's investment in Northern Ireland

   o  The number of company employees in Northern Ireland

   o  The degree that industry peers have adopted the MacBride Principles

   o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o  Whether the company has in the past manufactured landmine components

o  Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

   o  What weapons classifications the proponent views as cluster bombs

   o Whether the company currently or in the past has manufactured cluster bombs or their components

   o  The percentage of revenue derived from cluster bomb manufacture

   o  Whether the company's peers have renounced future production

                                      xxiii

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

   o  The information is already publicly available or

   o  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

   o  The degree of board diversity

   o  Comparison with peer companies

   o  Established process for improving board diversity

   o  Existence of independent nominating committee

   o  Use of outside search firm

   o  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

   o  The company has well-documented equal opportunity programs

   o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

   o  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o  The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

   o Whether the company's EEO policy is already in compliance with federal, state and local laws

   o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

   o  The industry norm for including sexual orientation in EEO statements

   o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

   o  Board structure

   o  Director independence and qualifications

   o  Attendance at board and committee meetings.

Votes should be withheld from directors who:

   o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

   o Ignore a shareholder proposal that is approved by a majority of shares outstanding

   o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

   o  Are interested directors and sit on the audit or nominating committee, or

   o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

   o  Past performance as a closed-end fund

   o  Market in which the fund invests

   o  Measures taken by the board to address the discount

   o  Past shareholder activism, board activity

   o  Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  Past performance relative to its peers

   o  Market in which fund invests

   o  Measures taken by the board to address the issues

   o  Past shareholder activism, board activity, and votes on related proposals

   o  Strategy of the incumbents versus the dissidents

   o  Independence of directors

   o  Experience and skills of director candidates

   o  Governance profile of the company

   o  Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  Proposed and current fee schedules

   o  Fund category/investment objective

   o  Performance benchmarks

   o  Share price performance compared to peers

   o  Resulting fees relative to peers

   o  Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  Stated specific financing purpose

   o  Possible dilution for common shares

   o  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  Potential competitiveness

   o  Regulatory developments

   o  Current and potential returns

   o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

   o  The fund's target investments

   o  The reasons given by the fund for the change

   o  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  Political/economic changes in the target market

   o  onsolidation in the target market

   o  Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  Potential competitiveness

   o  Current and potential returns

   o  Risk of concentration

   o  Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

   o  Strategies employed to salvage the company

   o  The fund's past performance

   o  Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

   o  The degree of change implied by the proposal

   o  The efficiencies that could result

   o  The state of incorporation

   o  Regulatory standards and implications.

Vote AGAINST any of the following changes:

   o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

   o Removal of shareholder approval requirement for amendments to the new declaration of trust

   o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

   o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

   o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

   o Removal of shareholder approval requirement to change the domicile of the fund

                                      xxvii

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

   o  Regulations of both states

   o  Required fundamental policies of both states

   o  Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

   o  Fees charged to comparably sized funds with similar objectives

   o  The proposed distributor's reputation and past performance

   o  The competitiveness of the fund in the industry

   o  Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

   o  Resulting fee structure

   o  Performance of both funds

   o  Continuity of management personnel

   o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

   o  Performance of the fund's NAV

   o  The fund's history of shareholder relations

   o  The performance of other funds under the advisor's management.

                                     xxviii

                                    EXHIBIT B

                           Proxy Voter Services (PVS)

                 U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES

PVS [LOGO]

            U.S. Proxy Voting Policy Statement and Guidelines

                  a) Fifth Edition, January 2003


COPYRIGHT (C) 2003 BY PROXY VOTER SERVICES (PVS), A DIVISION OF INSTITUTIONAL SHAREHOLDER SERVICES (ISS INC.) PERSONS RECEIVING THIS EXHIBIT B ARE REQUESTED NOT TO DISSEMINATE IT TO ANY THIRD PARTY.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

                  PROXY VOTER SERVICES/ISS
                  2099 GAITHER ROAD, SUITE 501
                  ROCKVILLE, MD 20850-4045

                  PROXY VOTING POLICY STATEMENT AND GUIDELINES
--------------------------------------------------------------------------------

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this PROXY VOTING POLICY STATEMENT AND GUIDELINES is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS' BLUE RIBBON COMMISSION ON DIRECTOR PROFESSIONALISM (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

   o Poor long-term corporate performance record relative to its peer index and S&P 500;

   o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

   o  Diversity of board;

   o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

   o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

   o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

   o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

   o Failure to establish any key board committees (i.e. audit, compensation, or nominating);

   o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

   o  Chapter 7 bankruptcy, SEC violations, and criminal investigations;

   o  Interlocking directorships;

   o Performance of compensation committee members related to egregious executive compensation; and

   o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

   o Long-term financial performance of the target company relative to its industry;

   o  Management's historical track record;

   o  Background to the proxy contest;

   o  Qualifications of director nominees (both slates);

   o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

   o  Equity ownership positions; and

   o  Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. 2

In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy 3 is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

   o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

   o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

   o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

   o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

   o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

   o  Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

   o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

   o  Support endorsement of a policy of board inclusiveness.

   o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

   o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

________________________

2 Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

3     New PVS policy implemented October 1, 2002.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

   o  Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

   o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

   o  Vote AGAINST proposals to eliminate cumulative voting.

   o  Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

   o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock;
      (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

   o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

   o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

   o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

   o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

   o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

   o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

   o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

   o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

   o Vote AGAINST proposals that provide that directors may be removed only for cause.

   o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

   o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

   o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

   o  Vote FOR proposals that seek to fix the size of the board.

   o ote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                    AUDITORS
--------------------------------------------------------------------------------

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                            MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o Impact of the merger on shareholder value;

o Anticipated financial and operating benefits realizable through combined synergies;

o Offer price (cost vs. premium).

o Financial viability of the combined companies as a single entity;

o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

o Fairness opinion (or lack thereof);

o Changes in corporate governance and their impact on shareholder rights; and

o Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises-- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that-- absent of board or shareholder approval of the acquisition-- the bidder must pay the remaining shareholders the same price for their shares that brought control.

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

o Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

o Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments-- such as fixed dividend payments and seniority of claims to common stock-- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent.

Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

o Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

      Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL: Will the transaction result in a change-in-control of the company?

o BANKRUPTCY: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

o POSSIBLE SELF-DEALINGS: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                       EXECUTIVE AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

o DILUTION: Vote AGAINST plans in which the potential voting power dilution
(VPD) of all shares outstanding exceeds 12 percent.

o FULL MARKET VALUE: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

o REPRICING: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

o The repricing is value for value;

o If the five most highly compensated employees are excluded from the repricing;

o If the plan is broad based; and

o If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

o Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

o Vote FOR amendments that place a cap on annual grants or amend administrative features.

o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

o Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

o Generally vote against all proposals to ratify golden parachutes.

o Vote on tin parachutes on a case-by-case basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

   Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             STATE OF INCORPORATION
--------------------------------------------------------------------------------

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

o The transparency (or lack thereof) of the new locale's legal system;

o Adoption of any shareholder-unfriendly corporate law provisions;

o Actual, qualified tax benefits;

o Potential for accounting manipulations and/or discrepancies;

o Any pending U.S. legislation concerning offshore companies; and

o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY

                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES
--------------------------------------------------------------------------------

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o Percentage of sales, assets, and earnings affected;

o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o Whether the issues presented should be dealt with through government or company-specific action;

o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o Whether the company's analysis and voting recommendation to shareholders is persuasive;

o What its industry peers have done in response to the issue;

o Whether the proposal itself is well framed and reasonable;

o Whether implementation of the proposal would achieve the objectives sought in the proposal; and

o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

o Generally support reports on foreign military sales and economic conversion of facilities.

o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

o Support proposals affirming political non-partisanship.

o Support reporting of political and political action committee (PAC) contributions.

o Support establishment of corporate political contributions guidelines and reporting provisions.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

o Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

o Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

      o Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the NATIONAL ASSOCIATION OF MANUFACTURERS and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

o Support compliance with fair-lending laws.

o Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

o Vote FOR the adoption of the CERES Principles.

o Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

o Create incentives to encourage suppliers to raise standards rather than terminate contracts.

o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o Request public disclosure of contract supplier reviews on a regular basis.

o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

o Support the implementation and reporting on ILO codes of conduct.

o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class R

                           ACTIVA VALUE FUND - CLASS R
                     (a series of Activa Mutual Fund Trust)
                           2905 Lucerne SE, Suite 200
                          Grand Rapids, Michigan 49546
                                 (616) 787-6288
                                 (800) 346-2670

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2006

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Class A Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2005 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Class R Prospectus for the Fund dated April 28, 2006.

      Class R shares are available only to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Class A Prospectus dated April 28, 2006, which is available upon request.

CONTENTS                                                                    PAGE
--------                                                                    ----
Organization of the Fund ................................................     1
Objectives, Policies, and Restrictions on the Fund's Investments ........     1
Additional Risks and Information Concerning Certain Investment
  Techniques ............................................................     2
Portfolio Transactions and Brokerage Allocation .........................    11
Portfolio Voting Policy .................................................    11
Portfolio Disclosure Policy .............................................    12
Principal Shareholders ..................................................    12
Officers and Trustees of the Fund .......................................    12
Investment Adviser ......................................................    14
Sub-Adviser and Portfolio Manager .......................................    15
Principal Underwriter ...................................................    17
Administrative Agreement ................................................    17
Transfer Agent ..........................................................    17
Custodian ...............................................................    17
Auditors ................................................................    18
Pricing of Fund Shares ..................................................    18
Purchase of Shares ......................................................    18
How Shares are Redeemed .................................................    18
Market Timing and Excessive Trading Activity ............................    19
Internet Address ........................................................    19
Federal Income Tax ......................................................    19
Reports to Shareholders and Annual Audit ................................    19
Addendum ................................................................     i

              The date of this Statement of Additional Information
                                is April 28, 2006

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.

      Shares of beneficial interest of the Fund are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

      The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

      DERIVATIVES.

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP, (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

      The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

      FUTURE CONTRACTS.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

      OPTIONS

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

      OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      Limitations and Risks of Options and Futures Activity

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      SHORT SALES AGAINST THE BOX

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

      SWAP ARRANGEMENTS

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS.

      The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      WHEN-ISSUED SECURITIES.

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

      RESTRICTED SECURITIES.

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

      Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

      FOREIGN INVESTMENTS.

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

      CURRENCY TRANSACTIONS.

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

      SECURITIES LENDING.

      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

      SHORT-TERM TRADING.

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

      TEMPORARY AND DEFENSIVE INVESTMENTS.

      The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

      INDUSTRY CLASSIFICATIONS.

      For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

      OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

            U.S. GOVERNMENT AND RELATED SECURITIES. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      BANK MONEY INVESTMENTS

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      ZERO AND STEP COUPON SECURITIES

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

      COMMERCIAL PAPER RATINGS

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.

      The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.

      Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

      During the years ended December 31, 2005, 2004, and 2003, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $68,451, $153,688, and $232,168, respectively. Transactions in the amount of $1,341,037 involving commissions of approximately $1,616, were directed to brokers because of research services provided during 2005. During the calendar year ended December 31, 2005 the portfolio turnover rate was 54.4% which was a decrease over the previous year's rate of 103.8%.

      The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2005, the Fund owned common stock of Bank of America with a market value of $7,150,000; common stock of Goldman Sachs with a market value of $1,928,421; and common stock of Lehman Brothers with a market value of $1,999,452. Bank of America, Goldman Sachs and Lehman Brothers are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------

      The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees unless the disclosure is a permitted disclosure. Permitted disclosures include third party service providers for the Fund and its advisers including the Fund Accountant, Custodian, Auditors, broker/dealers and market participants in the normal course of portfolio trading, and parties providing analytical services, such as proxy voting, corporate actions or portfolio performance, attribution analysis and rating and ranking organizations. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

      The Board of Trustees has approved disclosure of the portfolio for the Fund to the Consulting Group, a division of Citicorp. Global Markets, Inc., a portfolio consulting service provider for JVA Enterprises Capital LLC ("JVA"), a principal shareholder of the Fund, and Activa Asset Management, LLC, the investment adviser for the Fund, 10 days following the close of the calendar quarter.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

      Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2006, 2,406,406 shares, or 15.10%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      The Jay Van Andel Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, owns all the outstanding securities of JVA Enterprises Capital LLC, which owned, as of January 31, 2006, 5,855,894 shares, or 36.75%, of the Fund's outstanding shares. Accordingly, the Jay Van Andel Trust may be deemed to control the Fund.

      If any of the Fund's principal shareholders were to substanially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------

      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2005 and the Nominating Committee held no meetings. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2005, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN         OTHER
                                                            TERM OF                                  FUND COMPLEX      DIRECTORSHIPS
                                                         OFFICE/LENGTH      PRINCIPAL OCCUPATION      OVERSEEN BY         HELD BY
NAME AND ADDRESS            AGE       OFFICE HELD       OF TIME SERVED         LAST FIVE YEARS         DIRECTOR          DIRECTOR
------------------------    ---   -------------------   --------------     -----------------------   -------------     -------------
INTERESTED TRUSTEE
James J. Rosloniec*         60    Trustee of the Fund   Perpetual / 25     President, Chief                4               None
2905 Lucerne SE, Suite                                                     Operating Officer, JVA
200                                                                        Enterprises I, LLC;
Grand Rapids, Michigan                                                     President, Chief
49546                                                                      Executive Officer and
                                                                           Director, Activa
                                                                           Holdings
                                                                           Corp.;President, Chief
                                                                           Executive Officer of
                                                                           Activa Management
                                                                           Services, LLC; and
                                                                           President and
                                                                           Treasurer, Activa
                                                                           Mutual Fund Trust
                                                                           (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.       58    Advisory Trustee      Perpetual / 5      President and Chief             4               None
2905 Lucerne SE                   of the Fund                              Executive Officer,
Suite 200                                                                  Marker Net, Inc.
Grand Rapids, Michigan                                                     (Crown Independent
49546                                                                      Business Owner
                                                                           affiliated with
                                                                           Quixtar, Inc.)

DISINTERESTED TRUSTEES
Donald H. Johnson           75    Trustee of the Fund   Perpetual / 13     Retired, Former Vice            4               None
2905 Lucerne SE                                                            President-Treasurer,
Suite 200                                                                  SPX Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones             63    Trustee of the Fund   Perpetual / 14     Retired, Former Senior          4               None
936 Sycamore Ave.                                                          Vice President-Chief
Holland, Michigan 49424                                                    Financial Officer,
                                                                           Prince Corporation

Richard E. Wayman           71    Trustee of the Fund   Perpetual / 8      Retired, Former Finance         4               None
24578 Rutherford                                                           Director, Amway
Ramona, California 92065                                                   Corporation,.



                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN         OTHER
                                                            TERM OF                                  FUND COMPLEX      DIRECTORSHIPS
                                                         OFFICE/LENGTH      PRINCIPAL OCCUPATION      OVERSEEN BY         HELD BY
NAME AND ADDRESS            AGE       OFFICE HELD       OF TIME SERVED         LAST FIVE YEARS         DIRECTOR          DIRECTOR
------------------------    ---   -------------------   --------------     -----------------------   -------------     -------------
OFFICER

Allan D. Engel              53    Trustee,              Perpetual / 25     Vice President, Real           N/A               N/A
2905 Lucerne SE, Suite            President,                               Estate Operations and
200                               Secretary and                            Secretary-Activa
Grand Rapids, Michigan            Treasurer of the                         Holdings Corp; Vice
49546                             Fund; President,                         President of Activa
                                  and Secretary of                         Management Services,
                                  the Investment                           LLC; Trustee, Activa
                                  Adviser.                                 Mutual Fund Trust
                                                                           (1999-2004);  Vice
                                                                           President and Assistant
                                                                           Treasurer (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC, which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:

                                   Dollar Range of            Dollar Range of
                                  Equity Securities          Equity Securities
                                     In the Fund            In All Activa Funds
  Names of Trustees               December 31, 2005          December 31, 2005
----------------------            -----------------         -------------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                             Over $100,000              Over $100,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee                     $1 - $10,000              $1 - $10,000

DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                              $1 - $10,000            $10,001 - $50,000
Walter T. Jones
Trustee                                  -0-                   $1 - $10,000
Richard E. Wayman
Trustee                           $10,001 - $50,000         $50,001 - $100,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:


                                                  Pension or
                                                  Retirement
                                               Benefits Accrued     Estimated Annual          Total
   Name of Person,             Trustee         as Part of Fund          Benefits           Compensation
       Position             Compensation           Expenses         Upon Retirement      Paid to Trustees
----------------------      ------------       ----------------     ----------------     ----------------
INTERESTED TRUSTEE
James J. Rosloniec
Trustee                        $12,000               -0-                -0-                  $12,000

ADVISORY TRUSTEE
Joseph E. Victor, Jr.
Advisory Trustee               $12,000               -0-                -0-                  $12,000



                                                  Pension or
                                                  Retirement
                                               Benefits Accrued     Estimated Annual          Total
   Name of Person,             Trustee         as Part of Fund          Benefits           Compensation
       Position             Compensation           Expenses         Upon Retirement      Paid to Trustees
----------------------      ------------       ----------------     ----------------     ----------------
DISINTERESTED TRUSTEES
Donald H. Johnson
Trustee                        $12,000               -0-                  -0-                $12,000
Walter T. Jones
Trustee                        $12,000               -0-                  -0-                $12,000
Richard E. Wayman
Trustee                        $12,000               -0-                  -0-                $12,000


      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2005, 2004, and 2003, were $736,607, $670,199, and $595,071, respectively.

      Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus ..20% of average net assets.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. The Jay Van Andel Trust may also be considered a controlling person of the Fund.. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER

      Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for its services as the Fund's Sub-Adviser, Wellington Management, will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100 million of average daily net assets of the Fund, and 0.30% of the assets in excess of $100 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2005, 2004, and 2003 were $481,968, $438,461, and
$356,976, respectively.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED - As of December 31, 2005, the portfolio manager of the Fund, Doris T. Dwyer, was responsible for approximately 25 account relationships for the Sub-Adviser, totaling approximately $4.7 billion in assets under management (excluding assets of the Fund). Set forth below for the portfolio manager is the number of accounts managed and the total assets in such accounts.


                                        Other Registered                  Other Pooled
                                           Investment                      Investment
                                            Companies                       Vehicles                     Other Accounts
                                  # of Accts   Assets ($ mil)*    # of Accts   Assets ($ mil)*    # of Accts   Assets ($ mil)*
                                  ----------------------------    ----------------------------    ----------------------------
All Accounts:                         5            1,496.4            6             164.5             14           3,086.5

Accounts where advisory
fee is based on account               0            0                  0               0.0              2             270.3
performance  (subset of above):


      *Assets are rounded to the nearest one hundred thousand dollars.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - There may be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

      Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Activa Value Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Activa Value Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Activa Value Fund, or make investment decisions that are similar to those made for the Activa Value Fund, both of which have the potential to adversely impact the Activa Value Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Activa Value Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

COMPENSATION - The Activa Value Fund pays Wellington Management a fee based on the assets under management of the Activa Value Fund as set forth in a Sub-Advisory Agreement between Wellington Management and Activa Asset Management, LLC with respect to the Activa Value Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Activa Value Fund. The following information relates to the period ended December 31, 2005.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals includes a fixed base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in her role as a Portfolio Manager. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Activa Value Fund and generally each other portfolio managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to the Activa Value Fund is linked to the gross pre-tax performance of the Active Value Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by a Portfolio Manager can, and typically does, represent a significant portion of a Portfolio Manager's overall compensation;

performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a supplemental retirement plan as a partner of the firm.

OWNERSHIP OF SECURITIES - The Portfolio Manager does not own any securities in the Fund.

PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

      Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan. The Distribution Plan does not apply to Class R.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------

      Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2005, 2004, and 2003, total payments were $190,982, $173,603, and $178,522, respectively.

      The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------

      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------

      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------

      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued on the basis of market quotations or offical closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------

      The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

      Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------

      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

INTERNET ADDRESS
--------------------------------------------------------------------------------

      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------

      The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.

      Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------

      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once during each year, the Fund is audited by an independent registered public accounting firm appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2005 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================


                        Activa

                        Value

                        Fund


                                     Class R
                                  Statement of
                             Additional Information


                                 April 28, 2006


                             ACTIVA MUTUAL FUND LOGO


================================================================================

ACTIVA VALUE FUND
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                    ADDENDUM

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
INTRODUCTION                  Wellington Management Company, LLP ("Wellington
                              Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

                              Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

---------------------------   --------------------------------------------------
STATEMENT OF POLICIES         As a matter of policy, Wellington Management:

                              1
                              Takes responsibility for voting client proxies only upon a client's written request.

                              2
                              Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                              3
                              Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                              4
                              Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                              5
                              Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 1

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              6
                              Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                              7
                              Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                              8
                              Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                              9
                              Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

---------------------------   --------------------------------------------------
Responsibility and            Wellington Management has a Global Corporate
Oversight                     Governance Committee, established by action of the
                              firm's Executive Committee, that is responsible for the review and approval of the firm's written
                              Proxy Policies and Procedures and its Proxy Voting
                              Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.
                              The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global
                              Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the
                              Corporate Operations Department. In addition, the
                              Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

---------------------------   --------------------------------------------------
Statement of Procedures       Wellington Management has in place certain
                              procedures for implementing its proxy voting policies.

                              --------------------------------------------------
GENERAL PROXY VOTING          AUTHORIZATION TO VOTE. Wellington Management will
                              vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 2

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington
                              Management or its voting agent. Wellington
                              Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                              RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                              RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                              PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                              o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (I.E., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

                              o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                              MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 3

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              reviewed by designated members of the Global
                              Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                              If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

                              --------------------------------------------------
OTHER CONSIDERATIONS          In certain instances, Wellington Management may be
                              unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                              SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                              SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                              In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 4

                              Wellington Management Company, LLP
                              Proxy Policies and Procedures

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                              PROXY, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

---------------------------   --------------------------------------------------
ADDITIONAL INFORMATION        Wellington Management maintains records of proxies
                              voted pursuant to Section 204-2 of the Investment
                              Advisers Act of 1940 (the "Advisers Act"), the
                              Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                              Wellington Management's Proxy Policies and
                              Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 5

                              Wellington Management Company, LLP       EXHIBIT A
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
INTRODUCTION                  Upon a client's written request, Wellington
                              Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                              These Guidelines are based on Wellington
                              Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                              Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

---------------------------   --------------------------------------------------
VOTING GUIDELINES             COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                              o  Election of Directors:             Case-by-Case
                                 Wellington Management Company
                                 believes that shareholders'
                                 ability to elect directors
                                 annually is the most important
                                 right shareholders have. We
                                 generally support management
                                 nominees, but will withhold
                                 votes from any director who is
                                 demonstrated to have acted
                                 contrary to the best economic
                                 interest of shareholders. We may
                                 withhold votes from directors
                                 who failed to implement
                                 shareholder proposals that
                                 received majority support,
                                 implemented dead-hand or no-hand
                                 poison pills, or failed to
                                 attend at least 75% of scheduled
                                 board meetings.

                              o  Classify Board of Directors:       Against
                                 We will also vote in favor of
                                 shareholder proposals seeking to
                                 declassify boards.

                              o  Adopt Director Tenure/Retirement   Against
                                 Age (SP):

                              o  Minimum Stock Ownership by         Case-by-Case
                                 Directors (SP):

---------------------------   --------------------------------------------------
                              Wellington Management Company, LLP          Page 1

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              o  Adopt Director & Officer           For
                                 Indemnification:
                                 We generally support director
                                 and officer indemni- fication as
                                 critical to the attraction and
                                 retention of qualified
                                 candidates to the board. Such
                                 proposals must incorporate the
                                 duty of care.

                              o  Allow Special Interest             Against
                                 Representation to Board (SP):

                              o  Require Board Independence:        For
                                 Wellington Management Company,
                                 LLP believes that, in the
                                 absence of a compelling
                                 counter-argument, at least 65%
                                 of a board should be comprised
                                 of independent directors. Our
                                 support for this level of
                                 independence may include
                                 withholding approval for
                                 non-independent directors, as
                                 well as votes in support of
                                 shareholder proposals calling
                                 for independence.

                              o  Require Key Board Committees to    For
                                 be Independent:
                                 Key board committees are the
                                 Nominating, Audit, and
                                 Compensation Committees.

                              o  Require a Separation of Chair      Case-by-Case
                                 and CEO or Require a Lead
                                 Director:

                              o  Approve Directors' Fees:           For

                              o  Approve Bonuses for Retiring       Case-by-Case
                                 Directors:

                              o  Elect Supervisory                  For
                                 Board/Corporate Assembly:

                              o  Elect/Establish Board Committee:   For

                              o  Adopt Shareholder                  Case-by-Case
                                 Access/Majority Vote Election of
                                 Directors (SP):

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 2

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              MANAGEMENT COMPENSATION

                              o  Adopt/Amend Stock Option Plans:    Case-by-Case

                              o  Adopt/Amend Employee Stock         For
                                 Purchase Plans:

                              o  Approve/Amend Bonus Plans:         Case-by-Case

                              o  Approve Remuneration Policy:       Case-by-Case

                              o  Exchange Underwater Options:       Case-by-Case
                                 Wellington Management may
                                 support value-neutral exchanges
                                 in which senior management is
                                 ineligible to participate.

                              o  Eliminate or Limit Serverence      Case-by-Case
                                 Agreements (Golden Parachutes
                                 (SP):
                                 We will oppose excessively
                                 generous arrangements, but may
                                 support agreements structured to
                                 encourage management to
                                 negotiate in shareholders' best
                                 economic interest.

                              o  Shareholder Approval of Future     For
                                 Severance Agreements Covering
                                 Senior Executives (SP):

                              o  Expense Future Stock Options       For
                                 (SP):

                              o  Shareholder Approval of All        For
                                 Stock Option Plans (SP):

                              o  Require Senior Executives Own      Case-by-Case
                                 and Hold Company Stock, not
                                 Including Options (SP):

                              o  Disclose All Executive             For
                                 Compensation (SP):

--------------------------------------------------------------------------------
                              Wellington Management Company, LLP          Page 3

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              REPORTING OF RESULTS

                              o  Approve Financial Statements:      For

                              o  Set Dividends and Allocate         For
                                 Profits:

                              o  Limit Non-Audit Services           Case-by-Case
                                 Provided by Auditors (SP):
                                 We follow the guidelines
                                 established by the Public
                                 Company Accounting Oversight
                                 Board regarding permissible
                                 levels of non-audit fees payable
                                 to auditors.

                              o  Ratify Selection of Auditors and   Case-by-Case
                                 Set Their Fees:
                                 Wellington Management will
                                 generally support management's
                                 choice of auditors, unless the
                                 auditors have demonstrated
                                 failure to act in shareholders'
                                 best economic interest.

                              o  Elect Statutory Auditors:          Case-by-Case

                              o  Shareholder Approval of Auditors   For
                                 (SP):

                              --------------------------------------------------
                              SHAREHOLDER VOTING RIGHTS

                              o  Adopt Cumulative Voting (SP):      Against

                              o  Redeem or Vote on Poison Pill      For
                                 (SP):

                              o  Authorize Blank Check Preferred    Against
                                 Stock:

                              o  Eliminate Right to Call a          Against
                                 Special Meeting:

                              o  Increase Supermajority Vote        Against
                                 Requirement:

                              o  Adopt Anti-Greenmail Provision:    For

                              --------------------------------------------------
                              Wellington Management Company, LLP          Page 4

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              o  Adopt Confidential Voting (SP):    Case-by-Case

                              o  Approve Unequal Voting Rights:     Against

                              o  Remove Right to Act by Written     Against
                                 Consent:

                              o  Approve Binding Shareholder        Case-by-Case
                                 Proposals:

                              CAPITAL STRUCTURE

                              o  Increase Authorized Common         Case-by-Case
                                 Stock:

                              o  Approve Merger or Acquisition:     Case-by-Case

                              o  Approve Technical Amendments to    Case-by-Case
                                 Charter:

                              o  Opt Out of State Takeover          For
                                 Statutes:

                              o  Authorize Share Repurchase:        For

                              o  Authorize Trade in Company         For
                                 Stock:

                              o  Approve Stock Splits:              Case-by-Case
                                 We approve stock splits and
                                 reverse stock splits that
                                 preserve the level of
                                 authorized, but unissued shares.

                              o  Approve                            Case-by-Case
                                 Recapitalization/Restructuring:


                              o  Issue Stock with or without        For
                                 Preemptive Rights:

                              o  Issue Debt Instruments:            Case-by-Case

                              --------------------------------------------------
                              Wellington Management Company, LLP          Page 5

                              Wellington Management Company, LLP
                              Proxy Voting Guidelines

                              Dated: January 18, 2006

---------------------------   --------------------------------------------------
                              SOCIAL ISSUES

                              o  Endorse the Ceres Principles       Case-by-Case
                                 (SP):

                              o  Disclose Political and PAC Gifts   Case-by-Case
                                 (SP):
                                 Wellington Management generally
                                 does not support imposition of
                                 disclosure requirements on
                                 management of companies in
                                 excess of regulatory
                                 requirements.

                              o  Require Adoption of                Case-by-Case
                                 International Labor
                                 Organization's Fair Labor
                                 Principles (SP):

                              o  Report on Sustainability (SP):     Case-by-Case

                              --------------------------------------------------
                              MISCELLANEOUS

                              o  Approve Other Business:            Abstain

                              o  Approve Reincorporation:           Case-by-Case

                              o  Approve Third Party                Case-by-Case
                                 Transactions:

                              --------------------------------------------------
                              Wellington Management Company, LLP          Page 6

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.   Exhibits

               Declaration of Trust

                    The Declaration of Trust for Amway Mutual Fund Trust,
               renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

               Bylaws

                    The Bylaws of Amway Mutual Fund Trust, renamed the Activa
               Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

               Instruments Defining Rights of Security Holders

                    Reference is made to the Declaration of Trust, Exhibit
               23(a), including, in particular, Article III (Units) and Article V (Unitholders Voting Powers and Meetings), and to the Bylaws,
               Exhibit 23(b), including, in particular, Article II (Meetings of Shareholders) and Article V (Inspection of Records and Reports) which are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, and Pages C-25 through C-26, respectively, as filed on June 17, 1999 and to Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

               Investment Advisory Contract

               (1) Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC

                    The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.   Exhibits (Continued)

               (2)  Sub-Advisory Agreements

                    (a) The Sub-Advisory Agreement between Activa Asset Management LLC and McDonnell Investment Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 51, Part C, Pages C-11 through C-13 as filed on April 28, 2002.

                    (b) The Sub-Advisory Agreement between Activa Asset Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 29, 2000. An amended fee schedule is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 53, Page C-12, as filed on February 27, 2004.

                    (c) The Sub-Advisory Agreement between Activa Asset Management LLC and BlackRock Advisers Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 55, Part C, Pages C-11 through C-13.

                    (d) The Sub-Advisory Agreement between Activa Asset Management LLC and NWQ Investment Management, LLC, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 55, Part C, Pages C-14 through C-16.

                    Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC

                         The Principal Underwriter Agreement between Activa
                    Mutual Fund Trust and Activa Asset Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-55 through C-60, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.   Exhibits (Continued)


               (f)  Bonus or Profit Sharing Contracts

                         There are no bonus or profit sharing contracts for the
                    Board of Trustees.

               (g)  Custodian Agreement

                         The Custody Agreement between Amway Mutual Fund Trust,
                    renamed the Activa Mutual Fund Trust, and Northern Trust Company is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 46, Part C, Pages C-14 through C-35, as filed on March 1, 1999 except for the First Amendment dated October 29, 1999 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-13 through C-16, as filed on February 29, 2000. The Second Amendment dated February 26, 2004 is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 54, Part C, Pages C-13 through C-18, as filed on March 1, 2005.

               (h)  Other Material Contracts

                    (1) Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC

                             The  Class A Transfer Agency and Dividend
                         Disbursing Agency Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 54, Part C, Pages C-19 through C-24, as filed on March 1, 2005, and the Class R Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-29 through C-35, as filed on September 1, 1999.

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.        Exhibits (Continued)

                    (2) Administrative Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC


                             The Administrative Agreement between
                         Activa Mutual Fund Trust and Activa Asset
                         Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-36 through C-41, as filed on September 1, 1999. The First Amendment to the Administrative Agreement dated June 3, 2004 is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 54, Part C, Pages C-25 through C-26, as filed on March 1, 2005.

                    (3)  Portfolio Accounting and Research Information System

                             The Portfolio Accounting and Research
                         Information System Agreement between Activa
                         Asset Management LLC and Bisys Securities,
                         Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-42 through C-53, as filed on September 1, 1999.

               (i)  Legal Opinion

                         Not Applicable.

               (j)  Other Opinions

                         The Consent of Independent Certified Public Accountants
                    is included on Page C-11. There are no other opinions, appraisals or rulings, and related consents relied on in preparing the registration statement and required by Section 7 of the Securities Act.

               (k)  Omitted Financial Statements

                         The Annual Report for the year ended December 31, 2005
                    for Activa Mutual Fund Trust is included on Pages C-12 through C-55.

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.   Exhibits (Continued)


               (l)  Initial Capital Agreements

                         There are no agreements or understandings made in
                    consideration for providing the initial capital between or among the Fund, the Underwriter, Adviser, Promoter or initial shareholders.

               (m)  12b-1 Plan for Distribution

                         The 12b-1 Plan for Distribution between Activa Mutual
                    Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-55 through C-58, as filed on September 1, 1999.

               (n)  Rule 18f-3

                         The Rule 18f-3 Plan of Amway Mutual Fund, renamed
                    Activa Mutual Fund Trust, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 45, Part C, Pages C-16 through C-17, as filed on September 2, 1998.

               (o)  Reserved

               (p)  Codes of Ethics

                    (1) The Code of Ethics for Activa Mutual Fund Trust as required under Rule 17j of the Investment Company Act of 1940, as amended, is included on Pages C-56 through C-61.

                    (2) The Code of Ethics for the Investment Adviser as required under Rule 17j of the Investment Company Act of 1940, is included on Pages C-62 through C-66.

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.   Exhibits (Continued)

                    (3) The Code of Ethics for the Sub-Advisers as required under Rule 17j of the Investment Company Act of 1940, as amended, for:

                         (a) McDonnell Investment Management, LLC is
                             incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective No. 54, Part C, Pages C-71 through C-95, as filed on March 1, 2005.

                         (b) Wellington Management Company, LLP, is included on
                             Pages C-67 through C-95.

                         (c) BlackRock Advisors, Inc. is incorporated by
                             reference to the Registration Statement under the Securities Act of 1933, Post Effective No. 54, Part C, Pages C-123 through C-129, as filed on March 1, 2005.

                         (d) NWQ Investment Management Company, LLC is included
                             on Pages C-96 to C-144.

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


                                            Location in Registration Statement

                                                          Part C
                                                          Page No.
                                                      --------------

ITEM 23.          Persons Controlled by
                  or under Common Control                  C-8
                  with the Fund

ITEM 24.          Indemnification                          C-8

ITEM 25.          Business and Other

                  Connections of                           C-9
                  Investment Adviser

ITEM 26.          Principal Underwriter                    C-9

ITEM 27.          Location of Accounts
                  and Records                              C-10

ITEM 28.          Management Services                      C-10

ITEM 29.          Undertakings                             C-10

                            ACTIVA MUTUAL FUND TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Persons Controlled by or under Common Control with the Fund.

          Following is a table disclosing ownership as of January 31, 2006, by persons controlled or under common control for each series of Activa Mutual Fund Trust. Alticor Inc. indirectly owned, as of January 31, 2006, all of the outstanding shares of Amway Investment, Inc. Richard
          M. DeVos, The Jay Van Andel Trust and members of the DeVos and Van Andel families may be considered controlling persons of Alticor Inc. since they own substantially all of its outstanding securities.

          The Jay Van Andel Trust owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership. The Jay and Betty Van Andel Foundation is controlled by the Jay Van Andel Trust. As noted above, Alticor owned more than 25% of the Fund's outstanding securities and may be deemed to control the Fund.

          Organizations controlled by the DeVos and Van Andel families that have transactions with the Funds include Activa Asset Management, LLC, the Fund's Adviser, Principal Underwriter, Administration Service Agent Agreement and Transfer Agent, and Amway Investment, Inc., which has an investment in the Funds as disclosed below.


                                     Intermediate
                                         Bond                      Value                  Growth                  International
         Entity                  shs           %             shs           %        shs            %          shs                %


Amway Investment Corp.       11,667,485     98.05       2,406,406        15.10     2,957,882      90.31     3,762,075        96.48

Nan Van Andel                   189,016      1.59         336,095         2.11       183,575       5.61        77,412         1.99

JVA Enterprises Capital LLC                             5,855,894        36.75


ITEM 24.  Indemnification

          Indemnification is covered in Section 9 of the Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC, which is filed as an exhibit hereto. Also, a Joint Directors and Officers Liability Insurance Policy for Activa Asset Management, LLC and Activa Mutual Fund Trust is provided by those entities. The Sixth Article of the Agreement and Declaration of Trust of Activa Mutual Fund Trust, which is filed as an exhibit hereto, provides for indemnification for any person to the extent permitted by law.

ITEM 25.  Business and Other Connections of Investment Adviser.

          Activa Asset Management, LLC acts as the investment adviser, principal underwriter, and transfer agent for Activa Mutual Fund Trust and as a servicing agent for the Cash Equivalent Fund.

          Business histories of each Director and Officer of the Investment Adviser of the Registrant are included on Page C-145.

          Business histories of the Sub-Advisers for the Registrant and of each of its Directors and Officers are included on Pages C-146 through C-156.

ITEM 26.  Principal Underwriter

     (a) The principal underwriter, Activa Asset Management, LLC, acts as such only for Activa Mutual Fund Trust. Listed below is the information required pertaining to the individual Directors and Officers of the principal underwriter. There is no other principal underwriter.


     (b)  Name and Principal                 Positions and Office               Position and Offices
           Business Address                    With Underwriter                    With Registrant
          ------------------                 ------------------                 ---------------------

           Allan D. Engel                     President and Secretary           President, Secretary and
           2905 Lucerne SE, Suite 200                                           Treasurer
           Grand Rapids MI 49546

      (c) Not Applicable.

ITEM 27.  Location of Accounts and Records

          With respect to each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, all transfer agent and shareholder records are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, pursuant to the Administrative Agreement. All portfolio securities held or in transfer are under the control of the Custodian, Northern Trust, Chicago, Illinois; all portfolio security records and brokerage records related thereto are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, or the Sub-Advisers, pursuant to the Sub-Advisory Agreements; and all remaining records are in the custody and control of Activa Mutual Fund Trust, Grand Rapids, Michigan.

ITEM 28.  Management Services

          Activa Asset Management, LLC has entered into a contract with Bisys which provides access to a data processing recordkeeping system for stockholder accounting. The system provides and supports remote terminal access to the provider's facilities for the maintenance of stockholder records, processing of information and the generation of output with respect thereto. Pursuant to this agreement, Activa Asset Management, LLC has paid to Bisys, including equipment costs, telephone lines, and service fees for the three years ending, or since inception if less than three years, a total of $661,979.14.

ITEM 29.  Undertakings

          Not applicable.

          CONSENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Activa Mutual Funds
Grand Rapids, Michigan

         We hereby consent to the incorporation by reference in the Statement of Additional Information constituting a part of this Registration Statement of our report dated January 27, 2006, relating to the financial statements, schedules and financial highlights of Activa Mutual Fund Trust appearing in the Fund's Annual Shareholders Report for the year ended December 31, 2005.

         We also consent to the reference to us under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                          /s/ BDO Seidman, LLP

                                                              BDO Seidman, LLP


Grand Rapids, Michigan
January 27, 2006

ACTIVA

ANNUAL REPORT
DECEMBER 31, 2005


ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Advisors, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: NWQ Investment Management Company, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             6

ACTIVA INTERNATIONAL FUND                                                      8


ACTIVA Additional Information                                                 10


ACTIVA Officers and Trustees of the Fund                                      11


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              13

   Activa Value Fund                                                          17

   Activa Growth Fund                                                         21

   Activa International Fund                                                  24


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           27

STATEMENT OF OPERATIONS                                                       28

STATEMENT OF CHANGES IN NET ASSETS                                            29

NOTES TO FINANCIAL STATEMENTS                                                 31


FINANCIAL HIGHLIGHTS                                                          36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        40

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT


Dear Shareholder:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2005. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

Many events, both economic and natural, helped to shape the markets during 2005. Concerns over oil prices that dominated much of the first six months continued as hurricanes brought devastation to the gulf coast causing refinery outages. Continued tightening at the Federal Reserve, surging energy prices, expanding budget deficits and concerns in the housing sector created challenges for the financial markets. The Dow Jones Industrial Average ended the year relatively flat down 0.61%, the smallest annual percentage move in either direction in nearly eight decades. The broader markets ended on the positive side with the Standard & Poor's 500 Index up 4.91% for the year. International stocks, as measured by the MSCI EAFE Index, experienced the best returns for the year ending up 14.02%.

In subsequent pages to this Shareholders Report you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the funds.

The Mutual Fund industry continues to be challenged to ensure that Fund activities are undertaken with the best interest of shareholders in mind. As issues have arisen, the Funds have taken steps to protect your interests and safeguard your assets. Policies relative to confidentiality, market timing, anti-money laundering and other regulatory requirements continue to be reviewed and updated with your investment protection in mind.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

Interested in establishing a Retirement Account? Activa offers Individual Retirement Accounts (IRAs) as well as Master Profit Sharing Plans. There is still time to contribute to an IRA for 2005. The new IRA contribution limit for the 2005 tax year is $4,000 with the additional catch-up contribution, for those age 50 and over, remaining at $500. We have both Traditional and Roth IRAs for investors who are eligible to participate. Traditional IRA contributions may be tax deductible and require withdrawals to begin at age 70 1 1/42. Roth IRAs are not tax deductible in the year of contribution but may grow tax-free. There are no mandatory withdrawal requirements for Roth IRAs. There are Internal Revenue Service eligibility requirements for both Traditional and Roth IRAs and those rules should be reviewed prior to investing. Please call us to discuss the IRA choices and receive additional information. Our web-site also offers financial calculators that may help you decide between a Traditional or Roth IRA.

We also offer a Master Profit Sharing Plan for eligible participants designed for independent business owners. With the Master Profit Sharing Plan you may contribute a larger annual amount and help employees establish retirement savings accounts as well. Please contact us to discuss the Plan in more detail.

Activa Funds is pleased to announce that investors can now view their mutual fund account balance and recent transaction history on-line. The My Accounts at activafunds.com allows shareholders to view their current market value, share balance and transaction history. Call Investor Services, (800) 346-2670, to learn how you can activate this service. Remember the Activa web-site is also a great way to stay current with your Funds' performance and investment changes. The site is updated regularly with Fund performance information and investment updates including a fund's top ten holdings.

We here at Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.

Sincerely

/s/ Allan D. Engel

Allan D. Engel
President

                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC REVIEW

The economic environment for 2005 was characterized by solid US economic growth (with US real Gross Domestic Product expanding at nearly a 4% rate), commodity price pressures, US budget and trade deficits, a stronger US dollar and a tighter Federal Reserve monetary policy. The underlying economic strength coupled with the commodity price pressures contributed to an increase in the Consumer Price Index of approximately 3.5%.

MARKET OVERVIEW

During 2005, as a result of the underlying economic strength, the Federal Reserve increased the Fed Funds target rate to 4.25% from 2.25%. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period as shorter interest rates moved higher in anticipation of tighter monetary policy while longer rates actually declined. The yield difference from 2 year treasuries to 30 year treasuries decreased from 1.76% as of December 31, 2004 to .14% as of December 31, 2005. Overall, the 2 year treasury yield increased from 3.07% on December 31, 2004 to 4.40% on December 31, 2005, while the 30-year treasury yield decreased from 4.83% to 4.54% over the same period.

FUND RETURN AND STRATEGY OVERVIEW

The Fund generated total returns of 1.70% for the year ended December 31, 2005, while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, total return was 2.43% for the same period. Overall the Fund's 2005 total relative returns benefited from underweighting the middle of the yield curve (3 to 10 year maturity range) and a modest underweight duration posture over the course of the year. Detractors from the Fund's relative return included an overweight in lower quality investment grade bonds earlier in the year, as well as widening corporate yield premiums. As of December 31, 2005, the Fund had a duration of approximately 4.6 years, which was comparable to the 4.6 year duration of the Fund's benchmark. With respect to relative sector weightings, the Fund held overweight positions in the corporate and asset- and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, the Fund had been moved to a yield curve neutral posture by year end. We anticipate maintaining the current posture as we enter 2006.

OUTLOOK AND SUMMARY

We believe the prospects for continued economic growth will lead to firming of monetary policy by the Fed. However, the Fed indicated it believes the Fed Funds rate may be approaching neutral and has lead the market to expect two more 25 basis point increases in the first quarter of 2006.
The challenge for us remains identifying the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Pie Charts:

Quality Diversification
as of 12/31/05
U.S. Government and U.S. Government Agency Obligations   57%
BBB                                                      11%
A                                                        16%
AA                                                        3%
AAA                                                      13%


Maturity Schedule
as of 12/31/05
Less than 1 Year                                          6%
1-5 Years                                                23%
6-10 Years                                               17%
11-20 Years                                              16%
Over 20 Years                                            38%

                                                            Average Annual Total Return*
                                                               Periods ended 12/31/05
-------------------------------------------------------------------------------------------------
                                                                                  Since Inception
                                                      One Year        Five Year        8/30/99
  Activa Intermediate Bond Fund                        1.70%           5.24%           5.77%
  Lehman Bros. Aggregate Bond Index**                  2.43%           5.87%           6.62%

           Average Annual Return of the Activa Intermediate Bond Fund*

    Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from 8/30/99 through 12/31/05: Includes all fees

Line Chart:

Date              Activa Intermediate Bond Fund      Lehman Bros. Aggregate Bond
8/30/99           10000                              10000
1999              10063                              10104
2000              11053                              11279
2001              11991                              12229
2002              13052                              13485
2003              13507                              14039
2004              14029                              14648
2005              14267                              15004


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET OVERVIEW

Equity markets looked past rising short-term interest rates, persistently high energy prices, catastrophic hurricanes in the Gulf Coast area, and a slowing housing market, opting instead to embrace solid corporate earnings and continued economic growth.

Most major indexes posted positive returns during the twelve-month period ended December 31, 2005. Mid cap stocks led large caps and small caps when measured using the S&P MidCap 400, Russell 1000 and Russell 2000 Indexes. Value outperformed growth, as the Russell 1000 Value Index returned 7.05% versus 5.26% for the Russell 1000 Growth. Within the Russell 1000 Value Index, eight out of ten broad industry sectors posted positive returns. Energy was the best performing sector while Consumer Discretionary and Telecommunication Services were the only sectors to post negative returns.

FUND REVIEW

The Activa Value Fund recorded positive performance of 8.47% net of expenses for the twelve-month period outperforming the 7.05% return of the Russell 1000 Value Index.

The Sub-Advisor uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. In addition, the Sub-Adviser uses an internally-developed, quantitative analytical approach to complement the fundamental research ("Intersection Style").

The Fund's bottom-up investment approach produced positive benchmark-relative results in seven of the ten broad market sectors. Strong stock selection within Health Care, Industrials and Consumer Staples contributed most to relative performance, while Information Technology detracted.

The Health Care sector outperformed on a relative basis, buoyed by the strong performance of King Pharmaceuticals and Health Net. Shares of King Pharmaceuticals were driven by robust sales, improved gross margins, and lower than expected R&D spending. Health Net benefited from upside in the TRICARE business, increased Medicare enrollment and decelerating medical cost trends. An underweight position in Pfizer also positively contributed to performance. The stock was trading at a discount as investors were concerned about the upcoming patent expirations.

The Industrials sector also performed well with positive returns from United Defense Industries and Canadian National Railway. Shares of United Defense Industries performed well as investors responded favorably to the buyout offer of BAE Systems, a large UK defense company. The Fund also benefited from an overweight position in Canadian National Railway, which continued to execute well.

Stock selection within Consumer Staples was also positive as shares of Altria gained on favorable litigation developments and an increase in the dividend.

On the negative side, our Information Technology holdings underperformed with shares of IBM and Xerox falling. IBM failed to keep pace with its peers due to the uncertain and weak macro economic environment. While IBM does have a strong pipeline that should support continued growth in services, it lost share to Intel as Apple decided to convert its platform to Intel processors. Xerox fell due to disappointing earnings results.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/05
Consumer Discretionary                            10%
Consumer Staples                                   7%
Energy                                            12%
Financials                                        36%
Health Care                                        8%
Industrials                                        9%
Information Technology                             6%
Materials                                          2%
Telecommunication Services                         5%
Utilities                                          5%

Top Ten Holdings as of 12/31/05
as a Percent of Total Investments

CITIGROUP, INC.                                  5.5%
BANK OF AMERICA CORP.                            5.3%
EXXON MOBIL CORP. COM                            4.0%
CONOCOPHILLIPS                                   3.8%
ALTRIA GROUP, INC.                               3.0%
SPRINT NEXTEL CORP.                              2.5%
CANADIAN NATIONAL RAILWAY                        2.4%
CAPITAL ONE FINANCIAL                            2.4%
UNIONBANCAL CORPORATION                          2.2%
INGERSOLL-RAND                                   2.2%

                                                          Average Annual Total Return*
                                                             Periods ended 12/31/05
---------------------------------------------------------------------------------------------
                                                    One Year        Five Year       Ten Year
Activa Value Fund**                                  8.47%           4.17%           8.03%
Russell 1000 Value Index***                          7.05%           5.28%          10.94%
S&P 500 Index****                                    4.91%           0.54%           9.07%

                 Average Annual Return of the Activa Value Fund*

          Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/95 through 12/31/05

Line Chart:
Date              Activa Value Fund     Russell 1000 Value           S&P 500
12/31/95                      10000                  10000             10000
1996                          12318                  12164             12296
1997                          15089                  16443             16398
1998                          16623                  19013             21088
1999                          15508                  20411             25525
2000                          17652                  21842             23202
2001                          16407                  20621             20441
2002                          13476                  17420             15925
2003                          17299                  22652             20491
2004                          19963                  26387             22719
2005                          21654                  28247             23834

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. The Fund's 12b-1 fee was reduced again to 0.10% on January 1, 2005. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Management Company, LLP became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Growth Fund -- BlackRock Advisors, Inc.

PERFORMANCE SUMMARY

Equity markets delivered modest returns during the fourth quarter on the heels of subdued energy prices and economic strength. The S&P 500 Index ended the quarter with a gain of 2.08%, leaving the Index up 4.91% for 2005, and marking the third consecutive year of gains. However, strong earnings growth among companies did little to propel market returns during the year, as investors focused on elevated oil prices, interest rates and a susceptible housing market.

In this environment, the Portfolio's positive return of 5.89% for calendar year 2005 outperformed its benchmark, the Russell 1000 Growth Index, return of 5.26% for the same period. The Portfolio benefited from strong stock selection across a number of sectors including, information technology, health care, financials, energy and materials. Stock selection decisions in consumer staples, consumer discretionary, and industrials created a modest drag on return comparisons. Additionally, our overweight to the energy sector helped to drive both absolute and relative gains higher over the course of the year.

PORTFOLIO REVIEW

Stock selection decisions within the information technology sector led to favorable return comparisons during the year, as portfolio positions tended to significantly outperform benchmark holdings. Among information technology holdings, internet service provider Google was the top individual contributor for relative gains during the year. Google continues to benefit from robust trends in their paid search business, as an increasing number of companies are shifting from traditional media such as print and radio towards the internet. Software proved to be another area of strength within the technology segment of the portfolio. Customer relationship management software provider Salesforce.com posted impressive gains rising over 70% in the portfolio. Expanded distribution of the firm's on-demand CRM software has helped to accelerate earnings, and deliver strong investment returns. Additionally, our avoidance of troubled blue chips such as International Business Machines and Dell Inc. added value relative to the benchmark.

Broad-based strength among our positions in the financials sector bolstered both absolute and relative returns during 2005. Good stock selection propelled gains, with holdings such as diversified asset manager Franklin Resources and futures exchange operator Chicago Mercantile Exchange making the largest contributions to performance. The futures exchange operator is capitalizing on demand for futures and derivatives contract trading as the use of risk management techniques increases among investors.

Despite modest fourth quarter losses, energy finished 2005 as the top performing area of the market due to the fundamental backdrop of rising energy prices boosting profitability across the sector. Our overweight to the sector was instrumental in delivering above benchmark returns for the year, with key contributions coming from a variety of companies including oil services firm Schlumberger, exploration and production companies, EOG Resources and Newfield Exploration, and Consol Energy in the coal industry.

Select positions in consumer discretionary and the industrials sector had a negative impact on returns. The major source of underperformance in the consumer discretionary sector was audio equipment maker Harman International. Weakness in industrials can be largely attributed to a position in conglomerate Tyco International. After a strong 2003 and 2004, Tyco struggled throughout 2005, and we sold our position on concerns that the company cannot sustain growth.

PORTFOLIO POSITIONING AND OUTLOOK

From a portfolio positioning standpoint, the fund's sector weights have remained fairly stable over the last several months. In this market environment, we continue to remain cautious of the consumer's ability to maintain current spending levels and are underweight in both the consumer discretionary and staples sectors moving into 2006. We continue to hold a significant overweight in energy, despite the recent pull-back in energy-related commodity prices. We believe our long-term thesis is intact, as overall supply-demand dynamics remain attractive. Within information technology we continue to focus on uncovering accelerating growth opportunities, and bottom-up stock selection decisions have led to a modest overweight.

Much of what has concerned investors in 2005 will remain unresolved going into the New Year. From the housing market's slowdown to the direction of energy prices, these lingering uncertainties have left the equity market without a strongly positive or negative direction. In this market environment, we continue to feel that solid bottom-up stock selection will be the key to producing value added returns. As we move into 2006, we continue to look for companies exhibiting stable growth and/or accelerating earnings.


6 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/05
Consumer Discretionary                            10%
Consumer Staples                                   5%
Energy                                            10%
Financials                                         9%
Health Care                                       23%
Industrials                                        8%
Information Technology                            28%
Materials                                          2%
Other                                              5%

               Top Ten Holdings as of 12/31/05
               as a Percent of Total Investments

GENERAL ELECTRIC CO.                             5.0%
MICROSOFT                                        5.0%
GOOGLE, INC.                                     4.0%
UNITEDHEALTH GROUP, INC.                         3.1%
YAHOO!, INC.                                     3.0%
AMEX CONSUMER STAPLES SPD                        2.9%
PEPSICO, INC.                                    2.7%
ST. JUDE MEDICAL, INC.                           2.7%
AMERICAN EXPRESS CO.                             2.7%
CONSOL ENERGY, INC.                              2.7%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/05
--------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                                                           One Year        Five Year        8/30/99
        Activa Growth Fund                                   5.89%          -5.45%          -4.13%
        Russell 1000 Growth Index**                          5.26%          -3.58%          -3.62%
        S&P 500 Index***                                     4.91%           0.54%           0.67%

                Average Annual Return of the Activa Growth Fund*


   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/05: Includes all fees

            Activa Growth Fund         Russell 1000 Growth               S&P 500
8/30/99                  10000                       10000                 10000
1999                     11380                       12252                 11173
2000                     10136                        9504                 10155
2001                      7740                        7562                  8947
2002                      5132                        5453                  6970
2003                      6597                        7075                  8969
2004                      7231                        7521                  9944
2005                      7657                        7917                 10432


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA International Fund -- NWQ Investment Management Company, LLC

MARKET OVERVIEW

International markets advanced once again in the last quarter of 2005, and for the full year investors enjoyed double digit returns. Unlike 2003 and 2004, when strong local returns (returns in the foreign country before currency impact) were boosted even further by appreciating foreign currencies, in the 4th quarter and indeed for 2005 as a whole, foreign currencies largely weakened versus the dollar, detracting somewhat from the strong local returns. Value type companies, as defined by the MSCI EAFE Value Index, marginally underperformed growth companies for the quarter but maintained a slight advantage for the year. For both the quarter and the full year, small cap International companies continued to outperform their large cap brethren.

Many significant macro events occurred in 2005, including leadership elections in Japan and Germany, the two largest economies after the US and a revaluation of the Chinese currency to name but a few. However, whether viewed positively or negatively from a political or economic perspective, all international regions performed strongly, including Europe and Asia. The star performer of all major markets in 2005 was Japan which rallied in excess of 40% in local currency terms. Positive sentiment on the economy and politics inspired the rally which was led by foreign investors. Commodities were also a major focus in 2005, as the oil price almost touched $70 per barrel in the third quarter of the year and gold ended the year above $500, rallying almost 20% in 2005. The Materials sector ended the year the best performer of all MSCI sectors.

PORTFOLIO PERFORMANCE

The Activa International Fund returned 13.58% for the year, against the 14.02% MSCI EAFE Index return. NWQ became the sub-advisor to the Fund in April of 2005 and from that time the Fund has benefited from being overweight the aforementioned Materials sector, where we have had exposure to a broad range of materials related companies, including Anglogold a South African gold company and Lonmin a UK listed platinum company. We also benefited from our exposure to the Energy sector, where we held names such as Suncor Energy of Canada. We reduced our exposure to Energy names in the second half of the year, taking profits in some companies as they appreciated in value, in keeping with our process. Holding names such as Shiseido, the Japanese cosmetics company and Metso, the Finish machinery company also helped returns for the period.

Regionally, our overweight position in Japanese companies helped us significantly, as most of our positions in this country fared quite well. However, this is something of a double edge sword, given the type of companies we hold in that market. Japan was the best performing major market for the year, but index performance was led by financial companies and what we would consider lower quality companies which typically do not meet our investment criteria. A rising tide lifts all boats, so our overweight position in Japan helped our total return. But being underweight in the best performing names in the country had a negative impact on performance relative to the index.

Dragging further, in an absolute and relative sense, was our continued large exposure to the telecom sector. We continue to find good value in the ample cash these companies are generating and as such continue to be attracted to the sector. We were also hurt by our exposure in the Consumer Discretionary sector to Premiere Ag, a German pay-TV company which fell significantly at the end of the fourth quarter, when it lost the rights to some live TV content.

OUTLOOK

As noted, international markets notched up a third straight year of very strong performance in 2005. Unlike the years 1998 - 2000, when indices were driven by a very narrow group of companies, and stocks more generally were actually falling in price, the last 3 year's rally has been fairly broad based. In general, if markets appreciate much more rapidly than the fundamentals of underlying companies in that market, almost by definition those markets have become less attractively valued. As such, it is fair to say that it is getting more difficult to find attractive opportunities.

However, it is certainly the case that on a relative basis, the international markets still appear much more attractively valued than the US markets. Further, they also appear to offer better structural and cyclical opportunities. There is still much room to improve profitability in Europe, and a 15 year recession and bear market left Japanese companies at very depressed levels. Even with the strong performance of the markets we continue to find genuinely attractive investments and have a portfolio of holdings that we believe offer good long term potential. Our challenge is a function of the rapidness in which a large number of our holdings have appreciated. We can not control how quickly our stocks appreciate, yet must remain very disciplined in the due diligence process for the ferreting out of new ideas.

Pie Chart:

Industry Sector Holdings as of 12/31/05
Consumer Discretionary                            13%
Consumer Staples                                  10%
Energy                                             9%
Finance                                            5%
Materials & Processing                            21%
Producer Durables                                  4%
Technology                                         5%
Transportation                                     6%
Utilities                                          8%
Telecommunications                                16%
Miscellaneous                                      3%

8 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued
Pie Chart:

Country Breakdown
as of 12/31/05
Japan                            32%
United Kingdom                   18%
Canada                            7%
Republic of Korea                 6%
France                            5%
Italy                             5%
Netherlands                       5%
Taiwan                            4%
South Africa                      4%
Other                            14%

             Top Ten Holdings as of 12/31/05
             as a Percent of Total Investments

BARRICK GOLD CORP. - CANADA                      4.3%
CHUNGHWA TELECOM ADR - TAIWAN                    4.0%
KT CORP.  ADR - KOREA                            4.0%
SHISEDO LTD. ORD - JAPAN                         3.4%
ELECTRICIDADE DE PORTUGAL - PORTUGAL             3.4%
AREVA - CI - FRANCE                              3.2%
NINTENDO - JAPAN                                 3.2%
DAI NIPPON PRINTING - JAPAN                      3.1%
DAIICHI SANKYO CO. LTD. - JAPAN                  3.1%
CENTRAL JAPAN RAILWAY - JAPAN                    3.0%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/05
--------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa International Fund**                         13.58%          -0.69%           0.40%
        MSCI EAFE Index***                                  14.02%           4.94%           4.17%
        S&P 500 Index****                                    4.91%           0.54%           0.67%

             Average Annual Return of the Activa International Fund*

      Growth of an assumed $10,000 investment in Activa International Fund from 8/30/99 through 12/31/05: Includes all fees

Line Chart:
                 MSCI EAFE Index        S&P 500        Activa International Fund
8/30/99          10000                  10000          10000
1999             11800                  11173          14200
2000             10153                  10155          10605
2001             7999                   8947           7534
2002             6747                   6970           6011
2003             9389                   8969           7928
2004             11333                  9944           9022
2005             12922                  10432          10247

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** NWQ Investment Management Company, LLC, became the Fund's sub-adviser on April 1, 2005. Nicholas Applegate Capital Management was the Fund's sub-advisor from August 30, 1999 until March 31, 2005.

*** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                    EXPENSES PAID DURING THE PERIOD
                                                          Beginning      Ending         Expenses
                                                          Account       Account           Paid     Annualized
                                                           Value,        Value,          During      Expense
                                                           7/1/05       12/31/05         Period*      Ratio
                                                          ---------     ---------       ---------  ----------
     Activa Intermediate Bond                Actual       $1,000.00      $997.50         $3.68        0.73%
                                       Hypothetical       $1,000.00     $1,021.32        $3.73        0.73%
     Activa Value Fund Class A               Actual       $1,000.00     $1,048.30        $6.09        1.18%
                                       Hypothetical       $1,000.00     $1,019.05        $6.02        1.18%
     Activa Value Fund Class R               Actual       $1,000.00     $1,048.90        $5.68        1.10%
                                       Hypothetical       $1,000.00     $1,019.45        $5.61        1.10%
     Activa Growth Fund                      Actual       $1,000.00     $1,083.80        $7.93        1.51%
                                       Hypothetical       $1,000.00     $1,017.39        $7.71        1.51%
     Activa International Fund               Actual       $1,000.00     $1,144.30        $8.32        1.54%
                                       Hypothetical       $1,000.00     $1,017.24        $7.86        1.54%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2005 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


10 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2005 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS      OTHER
                                                                                                               IN FUND     DIRECTOR-
                                                                  TERM OF                                     COMPLEX       SHIPS
         NAME AND                                              OFFICE/LENGTH    PRINCIPAL OCCUPATION         OVERSEEN BY    HELD BY
         ADDRESS                AGE        OFFICE HELD        OF TIME SERVED    LAST FIVE YEARS                TRUSTEE      TRUSTEE

INTERESTED TRUSTEE

James J. Rosloniec*             60      Trustee of the Fund   Perpetual / 25    President, Chief Operating        4           None
2905 Lucerne SE, Suite 200                                                      Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                          LLC; President, Chief Executive
49546                                                                           Officer and Director, Activa
                                                                                Holdings Corp.; President,
                                                                                Chief Executive Officer, of
                                                                                Activa Management Services,
                                                                                LLC; and President and
                                                                                Treasurer, Activa Mutual
                                                                                Fund Trust (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.           58      Advisory Trustee      Perpetual / 5     President and Chief               4           None
2905 Lucerne SE,                        of the Fund                             Executive Officer, Marker
Suite 200                                                                       Net, Inc. (Crown Independent
Grand Rapids,                                                                   Business Owner affiliated
Michigan 49546                                                                  with Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson               75      Trustee of            Perpetual / 13    Retired, Former Vice              4           None
2905 Lucerne SE,                        the Fund                                President-Treasurer,
Suite 200                                                                       SPX Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones                 63      Trustee of            Perpetual / 14    Retired, Former Senior            4           None
936 Sycamore Ave.                       the Fund                                Vice President-Chief
Holland, Michigan 49424                                                         Financial Officer, Prince
                                                                                Corporation

Richard E. Wayman               71      Trustee of            Perpetual / 8     Retired, Former Finance           4           None
24578 Rutherford                        the Fund                                Director, Amway Corporation.
Ramona, California 92065


OFFICER

Allan D. Engel                  53      President, Secretary  Perpetual / 25    Vice President, Real Estate       N/A         N/A
2905 Lucerne SE,                        and Treasurer of the                    Operations and
Suite 200                               Fund; President, and                    Secretary-Activa Holdings
Grand Rapids, Michigan                  Secretary of the                        Corp.; Vice President of
49546                                   Investment Adviser.                     Activa Management Services,
                                                                                LLC; Trustee, Activa Mutual
                                                                                Fund Trust (1999-2004);
                                                                                and Vice President and
                                                                                Assistant Treasurer, Activa
                                                                                Mutual Fund Trust (1999-2002).

                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL        TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*
Trustee                             $12,000          -0-               -0-              $12,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                    $12,000          -0-               -0-              $12,000

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                             $12,000          -0-               -0-              $12,000

Walter T. Jones
Trustee                             $12,000          -0-               -0-              $12,000

Richard E. Wayman
Trustee                             $12,000          -0-               -0-              $12,000

* Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004 under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


12 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/05

                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES                                                               6.5%
       U.S. TREASURY NOTES, 5.75%, 8/15/10                                                 1,865,000          $   1,973,618
       U.S. TREASURY NOTES, 4.25%, 8/15/14                                                 6,120,000              6,058,800
                                                                                                              -------------
                                                                                                                  8,032,418
                                                                                                              -------------
US TREASURY BONDS                                                               6.6%
       U.S. TREASURY BONDS, 6.25%, 8/15/23                                                 3,828,000              4,572,355
       U.S .TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                             611,000                999,258
       U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 1/15/09                           1,018,000              1,299,950
       U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 1/15/14                            1,167,000              1,251,817
                                                                                                              -------------
                                                                                                                  8,123,380
                                                                                                              -------------

US TREASURY STRIPS - PRINCIPAL ONLY                                             0.5%
       STRIP PRINC., 5/15/18                                                               1,066,000                608,089
                                                                                                              -------------

FEDERAL HOME LOAN BANK                                                          5.6%
       FEDERAL HOME LOAN BANK, 3.93%, 1/11/06                                              2,900,000              2,896,411
       FEDERAL HOME LOAN BANK, 3.625%, 11/14/08                                            4,145,000              4,031,013
                                                                                                              -------------
                                                                                                                  6,927,424
                                                                                                              -------------
FEDERAL HOME LOAN MORTGAGE                                                     15.4%
       FEDERAL HOME LOAN MORTGAGE CORPORATION, 5.00%, 1/15/36                              1,500,000              1,452,188
       FREDDIE MAC GOLD, 5.50%, 12/1/32                                                      614,580                610,769
       FREDDIE MAC, 4.50%, 4/1/35                                                            978,894                921,282
       FEDERAL GOVT. LOAN MORTGAGE CORP. PL G18010, 5.50%, 9/1/19                          1,054,011              1,060,892
       FREDDIE MAC, 8.00%, 3/1/30                                                            280,673                299,442
       FEDERAL GOVT. LOAN MORTGAGE CORP. PL B19064, 4.50%, 4/1/20                          2,210,304              2,151,552
       FREDDIE MAC, 5.00%, 7/1/34                                                          1,917,634              1,860,879
       FREDDIE MAC, 5.50%, 5/1/35                                                          3,219,421              3,191,587
       FEDERAL HOME LOAN MORTGAGE CORPORATION, 5.00%, 7/15/14                              2,250,000              2,283,750
       FREDDIE MAC, 5.50%, 5/15/28                                                         2,036,000              2,060,849
       FREDDIE MAC, 5.00%, 4/15/18                                                         1,527,000              1,519,427
       FREDDIE MAC, 4.50%, 4/15/26                                                         1,697,000              1,675,746
                                                                                                              -------------
                                                                                                                 19,088,363
                                                                                                              -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          20.0%
       FANNIE MAE TBA JANUARY, 5.50%, 1/15/36                                              2,000,000              1,980,624
       FANNIE MAE, DN, 1/11/06                                                             1,865,000              1,862,496
       FANNIE MAE, 6.5%, 9/1/29                                                              139,731                143,923
       FNMA PL 255630, 5.00%, 2/1/35                                                       2,184,793              2,117,656
       FANNIE MAE, 4.50%, 9/1/18                                                           1,976,709              1,928,535
       FANNIE MAE, 5.00%, 12/1/33                                                          1,415,194              1,376,607
       FANNIE MAE, 6.0%, 1/1/29                                                              234,099                237,170
       FANNIE MAE, 6.50%, 3/1/29                                                              98,496                101,482
       FANNIE MAE, 6.50%, 3/1/29                                                             251,329                258,947
       FANNIE MAE, 6.50%, 7/1/32                                                           1,437,711              1,478,028
       FANNIE MAE, 6.50%, 9/1/18                                                           1,011,274              1,040,649
       FANNIE MAE, 6.50%, 5/1/32                                                             627,785                645,390
       FANNIE MAE, 5.50%, 2/1/33                                                             628,304                623,893
       FANNIE MAE, 5.50%, 4/1/33                                                             481,096                477,718
       FANNIE MAE, 4.50%, 8/1/19                                                           1,896,287              1,848,653
       FANNIE MAE, 4.50%, 9/1/34                                                           1,114,349              1,052,209
       FANNIE MAE, 5.00%, 8/1/33                                                             491,301                477,905
       FANNIE MAE, 7.00%, 5/1/35                                                             596,830                622,862
       FANNIE MAE, 5.00%, 6/1/34                                                             479,874                466,056
       FANNIE MAE, 5.00%, 8/1/19                                                           1,139,607              1,127,833


   The accompanying notes are an integral part of these financial statements.


                                            ACTIVA Mutual Funds Annual Report 13

                                      C-26


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
       FANNIE MAE, 6.00%, 10/1/34                                                          2,895,788          $   2,924,073
       FANNIE MAE PL 807595, 4.50%, 12/1/34                                                  811,321                764,332
       FNCL, 5.00%, 11/1/35                                                                1,250,000              1,211,589
                                                                                                              -------------
                                                                                                                 24,768,630
                                                                                                              -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        2.8%
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                  232,640                244,321
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 12/15/28                                   88,367                 92,896
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                    27,483                 28,875
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 12/15/29                                    355,019                373,105
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.50%, 4/15/18                                 1,253,699              1,230,600
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 9/15/34                                     256,026                268,873
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                1,357,000              1,309,539
                                                                                                              -------------
                                                                                                                  3,548,209
                                                                                                              -------------
CORPORATE BONDS - 33.6%
AUTOMOTIVE                                                                      0.4%
       DAIMLERCHRYSLER, 7.20%, 9/1/09                                                        526,000                556,902
                                                                                                              -------------

BANKING                                                                         2.8%
       CHASE CAPITAL I, 7.67%, 12/1/26                                                       700,000                739,876
       NB CAPITAL TRUST IV, 8.25%, 4/15/27                                                 1,127,000              1,207,188
       NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                            848,000                921,384
       USA INTERACTIVE, 7.00%, 1/15/13                                                       543,000                559,453
                                                                                                              -------------
                                                                                                                  3,427,901
                                                                                                              -------------
BANKING AND FINANCIAL SERVICES                                                  8.2%
       AMERICAN GENERAL FINANCE, 4.50%, 11/15/07                                           1,222,000              1,214,567
       CAPITAL ONE BANK, 6.50%, 6/13/13                                                      679,000                722,461
       FIRST DATA CORP., 4.70%, 11/1/06                                                    1,188,000              1,186,621
       GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                              611,000                644,029
       INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                            1,018,000              1,055,029
       JP MORGAN CHASE, 5.247%, 1/12/43                                                    1,000,000              1,006,520
       MELLON CAP II, 7.995%, 1/15/27                                                      1,000,000              1,064,631
       MERRILL LYNCH MORTGAGE TRUST, 4.218%, 5/12/43                                       1,259,342              1,239,461
       PNC FUNDING CORP., 5.125%, 12/14/10                                                   900,000                903,866
       RESIDENTIAL CAPITAL CORP., 6.375%, 6/30/10                                            568,000                577,940
       RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                             575,000                611,109
                                                                                                              -------------
                                                                                                                 10,226,234
                                                                                                              -------------
COMPUTER SOFTWARE                                                               0.5%
       HEWLETT-PACKARD CO., 6.50%, 7/1/12                                                    545,000                588,727
                                                                                                              -------------

COMMERCIAL SERVICES                                                             0.9%
       ARAMARK SERVICES, INC., 7.00%, 7/15/06                                              1,052,000              1,061,205
                                                                                                              -------------

DEFENSE                                                                         0.5%
       UNITED TECHNOLOGIES CORPORATION, 5.40%, 5/1/35                                        597,000                597,097
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

14 ACTIVA Mutual Funds Annual Report

                                      C-27


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                3.9%
       ALABAMA POWER CO., 5.6%, 3/15/33                                                      601,000          $     611,852
       AMERICA MOVIL SA DE CV, 5.50%, 3/1/14                                                 611,000                604,951
       AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                              600,000                605,391
       PACIFIC GAS & ELEC., 6.05%, 3/1/34                                                    573,000                595,066
       PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                       2,297,000              2,445,453
                                                                                                              -------------
                                                                                                                  4,862,713
                                                                                                              -------------
ENERGY                                                                          0.5%
       FIRSTENERGY CORP., 6.45%, 11/15/11                                                    575,000                610,242
                                                                                                              -------------

FINANCIAL SERVICES                                                              6.9%
       AMBAC FINANCIAL GROUP, INC., 5.95%, 12/5/35                                           600,000                616,571
       CITIGROUP/DEUTSCHE BANK COMM. MORTGAGE, 5.23%, 9/15/20                              1,200,000              1,208,603
       CIT GROUP, INC., 5.00%, 11/24/08                                                      600,000                600,074
       CATERPILLAR FINANCIAL SERVICES CORP., 5.05%, 12/1/10                                  900,000                902,874
       GENERAL ELECTRIC CAP. CORP., 6.75%, 3/15/32                                           495,000                582,863
       HOUSEHOLD FINANCE, 6.40%, 6/17/08                                                     780,000                805,133
       ISTAR FINANCIAL SFI, 5.15%, 3/1/12                                                    625,000                606,069
       LEHMAN BROTHERS HOLDINGS, 4.25%, 1/27/10                                              950,000                927,262
       MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                             1,117,878              1,107,752
       SOVRISC BV, 4.63%, 10/31/08                                                         1,250,000              1,248,061
                                                                                                              -------------
                                                                                                                  8,605,262
                                                                                                              -------------
HOTELS AND LODGING                                                              0.5%
       HARRAHS OPERATING CO., INC., 5.375%, 12/15/13                                         594,000                580,530
                                                                                                              -------------

INSURANCE                                                                       1.0%
       ALLSTATE CORP., 5.35%, 6/1/33                                                         603,000                574,870
       MARSH & MCLENNAN, 7.125%, 6/15/09                                                     600,000                635,632
                                                                                                              -------------
                                                                                                                  1,210,502
                                                                                                              -------------
MEDICAL EQUIPMENT AND SUPPLIES                                                  0.4%
       LABORATORY CORPORATION OF AMERICA, 5.625%, 12/15/15                                   520,000                527,892
                                                                                                              -------------

OIL & GAS EQUIPMENT/SERVICES                                                    0.5%
       MARATHON OIL CORP., 5.375%, 6/1/07                                                    580,000                583,625
                                                                                                              -------------

PRINTING & PUBLISHING                                                           0.5%
       NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                577,000                695,375
                                                                                                              -------------

RAILROADS                                                                       0.5%
       BURLINGTON/SANTA, 4.30%, 1/1/13                                                       628,000                600,435
                                                                                                              -------------

RETAIL STORES                                                                   0.8%
       WAL-MART STORES, 6.875%, 8/10/09                                                      916,000                975,540
                                                                                                              -------------

REAL ESTATE                                                                     0.5%
       ERP OPERATING LP, 5.25%, 9/15/14                                                      611,000                609,472
                                                                                                              -------------

TRANSPORTATION & SHIPPING                                                       0.8%
       FEDEX CORP., 6.875%, 2/15/06                                                        1,018,000              1,020,387
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 15

                                      C-28


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                                                              3.5%
       AT&T WIRELESS, 8.125%, 5/1/12                                                         611,000          $     706,857
       BELLSOUTH CORPORATION, 5.20%, 9/15/14                                                 679,000                676,553
       BRIT SKY BROADCA BSY, 8.20%, 7/15/09                                                  679,000                742,683
       DEUTSCHE TELEKOM INT FIN, 8.50%, 6/15/10                                              679,000                770,551
       TELECOM IT CAP., 4.875%, 10/1/10                                                      600,000                588,848
       VERIZON GLOBAL FUNDING CORP., 7.75%, 6/15/32                                          679,000                810,812
                                                                                                              -------------
                                                                                                                  4,296,304
                                                                                                              -------------
TOTAL CORPORATE BONDS                                                                                            41,636,345
                                                                                                              -------------

ASSET BACKED SECURITIES - 4.4%
CREDIT CARD                                                                     1.0%
       MBNA CREDIT CARD MASTER NOTE TRUST, 4.30%, 2/15/11                                  1,300,000              1,284,975
                                                                                                              -------------

FINANCIAL SERVICES                                                              3.4%
       DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                              339,000                355,785
       GE CAPITAL COMMERCIAL MORTGAGE CORP., 4.353%, 6/10/48                               1,188,000              1,157,665
       PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                          984,000              1,046,327
       VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           166,319                166,754
       VOLKSWAGEN AUTO LOAN ENHANCED TRUST, 4.86%, 2/20/09                                 1,500,000              1,501,002
                                                                                                              -------------
                                                                                                                  4,227,533
                                                                                                              -------------

TOTAL ASSET BACKED SECURITIES                                                                                     5,512,508
                                                                                                              -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
FINANCIAL SERVICES                                                              4.6%
       BEAR STEARNS COMMERCIAL MORTGAGE SEC., 4.212%, 6/11/41                              1,271,654              1,250,494
       BEAR STEARNS COMMERCIAL MORTGAGE SEC., 4.74%, 9/15/42                               1,000,000                985,825
       CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.391%, 5/15/43                                1,214,471              1,197,516
       LB UBS COMMERCIAL MORTGAGE TRUST, 4.394%, 7/15/30                                   1,240,334              1,226,026
       MERRILL LYNCH MORTGAGE TRUST, 5.2447%, 11/12/37                                     1,000,000              1,010,703
                                                                                                              -------------
                                                                                                                  5,670,564
                                                                                                              -------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         5,670,564
                                                                                                              -------------

TOTAL FIXED INCOME - 100% (Cost $124,911,574)                                                                 $ 123,915,930
                                                                                                              =============

   The accompanying notes are an integral part of these financial statements.

16 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
US TREASURY BILLS - 0.1%                                                        0.1%
       U.S. TREASURY BILLS, DN, 3/9/06                                                       125,000          $     124,123
                                                                                                              -------------

TOTAL US TREASURY BILLS (Cost $124,116)                                                                             124,123
                                                                                                              -------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       0.5%
       UNITED TECHNOLOGIES                                                                    12,772                714,083
                                                                                                              -------------

BANKING                                                                        18.2%
       BANK OF AMERICA CORP.                                                                 154,930              7,150,020
       CITIGROUP, INC.                                                                       151,872              7,370,348
       COMERICA, INC.                                                                         41,060              2,330,566
       INDYMAC BANCORP, INC.                                                                  29,900              1,166,698
       KEYCORP                                                                                36,900              1,215,117
       MBNA CORPORATION                                                                       36,100                980,476
       UNIONBANCAL CORPORATION                                                                43,409              2,983,066
       UBS AG-REGISTERED                                                                      12,472              1,186,711
                                                                                                              -------------
                                                                                                                 24,383,002
                                                                                                              -------------
BIOTECHNOLOGY                                                                   1.1%
       MILLENNIUM PHARMACEUTICALS                                                           *145,700              1,413,290
                                                                                                              -------------

BROADCASTING                                                                    0.3%
       UNIVISION COMMUNICATIONS-A                                                            *11,700                343,863
                                                                                                              -------------

BUSINESS SERVICES                                                               1.0%
       FIRST DATA CORP.                                                                       32,500              1,397,825
                                                                                                              -------------

COMMERCIAL SERVICES                                                             0.3%
       CENDANT CORP.                                                                          22,912                395,232
                                                                                                              -------------

COMPUTER SOFTWARE                                                               1.7%
       MICROSOFT CORP.                                                                        67,300              1,759,895
       ORACLE CORP.                                                                          *41,800                510,378
                                                                                                              -------------
                                                                                                                  2,270,273
                                                                                                              -------------
CONSTRUCTION - DOMESTIC                                                         1.6%
       CENTEX CORPORATION                                                                      4,000                285,960
       HOVNANIAN ENTERPRISES                                                                  *9,600                476,544
       LAFARGE NORTH AMERICA, INC.                                                            25,600              1,408,512
                                                                                                              -------------
                                                                                                                  2,171,016
                                                                                                              -------------
CONSTRUCTION - FOREIGN                                                          0.8%
       ACCENTURE LTD.                                                                         35,700              1,030,659
                                                                                                              -------------

COSMETICS                                                                       1.4%
       KIMBERLY-CLARK CORP.                                                                   30,600              1,825,290
                                                                                                              -------------

DIVERSIFIED                                                                     0.6%
       PEPCO HOLDINGS, INC.                                                                   33,800                756,106
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 17

                                      C-30


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                1.0%
       P G & E CORPORATION                                                                    17,700          $     657,024
       WESTAR ENERGY, INC.                                                                    29,800                640,700
                                                                                                              -------------
                                                                                                                  1,297,724
                                                                                                              -------------
ENERGY                                                                          1.8%
       PUGET ENERGY, INC.                                                                     16,400                334,888
       XCEL ENERGY, INC.                                                                     114,800              2,119,208
                                                                                                              -------------
                                                                                                                  2,454,096
                                                                                                              -------------
ENTERTAINMENT                                                                   2.1%
       VIACOM, INC. CL B                                                                      85,900              2,800,340
                                                                                                              -------------

ENVIRONMENTAL SERVICES                                                          1.3%
       WASTE MANAGEMENT, INC.                                                                 58,600              1,778,510
                                                                                                              -------------

FINANCIAL SERVICES                                                              9.5%
       AMERICAN CAPITAL STRATIGIES                                                            24,100                872,661
       CAPITAL ONE FINANCIAL                                                                  37,038              3,200,083
       COUNTRYWIDE CREDIT IND., INC.                                                          39,320              1,344,351
       FREDDIE MAC                                                                            16,757              1,095,070
       GOLDEN WEST FINANCIAL CORP.                                                            12,746                841,236
       GOLDMAN SACH GROUP, INC.                                                               15,100              1,928,421
       LEHMAN BROTHERS HOLDING                                                                15,600              1,999,452
       WASHINGTON MUTUAL, INC.                                                                34,000              1,479,000
                                                                                                              -------------
                                                                                                                 12,760,274
                                                                                                              -------------
FOOD PROCESSING                                                                 1.4%
       GENERAL MILLS, INC.                                                                    39,000              1,923,480
                                                                                                              -------------

HEALTH CARE                                                                     3.4%
       HCA, INC.                                                                              10,800                545,400
       HEALTH NET, INC.                                                                      *27,500              1,417,625
       MCKESSON HBOC, INC.                                                                    49,100              2,533,069
                                                                                                              -------------
                                                                                                                  4,496,094
                                                                                                              -------------
HOME BUILDERS                                                                   2.1%
       D.R. HORTON, INC.                                                                      35,733              1,276,740
       MERITAGE HOMES CORP.                                                                   *6,300                396,396
       STANDARD-PACIFIC CORP.                                                                 30,400              1,118,720
                                                                                                              -------------
                                                                                                                  2,791,856
                                                                                                              -------------

INDUSTRIAL GOODS & SERVICES                                                     0.6%
       YELLOW ROADWAY CORP.                                                                  *17,800                794,058
                                                                                                              -------------

INSURANCE                                                                       7.0%
       ASSURANT, INC.                                                                         11,200                487,088
       HARTFORD FINANCIAL SERVICES GROUP                                                      28,800              2,473,632
       MBIA, INC.                                                                             12,012                722,642
       ST. PAUL COMPANIES                                                                     50,501              2,255,880
       UNUMPROVIDENT CORP.                                                                    28,600                650,650
       ACE LIMITED                                                                            38,900              2,078,816
       EVEREST REINSURANCE HOLDINGS                                                            6,400                642,240
                                                                                                              -------------
                                                                                                                  9,310,948
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

18 ACTIVA Mutual Funds Annual Report

                                      C-31



ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - MISCELLANEOUS                                                   2.9%
       PARKER HANNIFIN CORP.                                                                  13,300          $     877,268
       INGERSOLL-RAND CO.-CL A                                                                73,800              2,979,306
                                                                                                              -------------
                                                                                                                  3,856,574
                                                                                                              -------------
MEDICAL EQUIPMENT & SUPPLIES                                                    0.3%
       CARDINAL HEALTH, INC.                                                                   6,900                474,375
                                                                                                              -------------

MERCHANDISING                                                                   0.4%
       OMNICOM GROUP COM                                                                       6,200                527,806
                                                                                                              -------------

MEDICAL SERVICES                                                                0.4%
       UNITEDHEALTH GROUP, INC.                                                                8,470                526,326
                                                                                                              -------------

OFFICE PROPERTIES                                                               1.3%
       BOSTON PROPERTIES, INC.                                                                23,200              1,719,816
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            2.5%
       I.B.M.                                                                                 24,420              2,007,324
       PITNEY BOWES, INC.                                                                     13,500                570,375
       XEROX CORP.                                                                           *50,230                735,869
                                                                                                              -------------
                                                                                                                  3,313,568
                                                                                                              -------------
OIL & GAS EXPLOR PROD & SER                                                    14.0%
       CHEVRON CORPORATION                                                                    29,319              1,664,440
       CONOCOPHILLIPS                                                                         86,300              5,020,934
       DEVON ENERGY CORP.                                                                      9,684                605,637
       EXXON MOBIL CORP.                                                                      96,264              5,407,149
       NISOURCE, INC.                                                                         80,000              1,668,800
       PETRO-CANADA                                                                           51,100              2,048,599
       UGI CORP.                                                                              28,100                578,860
       VALERO ENERGY CORP.                                                                    34,800              1,795,680
                                                                                                              -------------
                                                                                                                 18,790,099
                                                                                                              -------------
PAPER PRODUCTS                                                                  1.5%
       WEYERHAEUSER                                                                           29,771              1,975,008
                                                                                                              -------------

PHARMACEUTICALS                                                                 2.9%
       ABBOTT LABORATORIES                                                                    17,500                690,025
       KING PHARMACEUTICALS, INC.                                                            *97,397              1,647,957
       PFIZER, INC.                                                                           64,500              1,504,140
                                                                                                              -------------
                                                                                                                  3,842,122
                                                                                                              -------------
RAILROADS                                                                       2.4%
       CANADIAN NATIONAL RAILWAY                                                              39,971              3,197,280
                                                                                                              -------------

RESTAURANTS                                                                     0.3%
       MCDONALDS CORP.                                                                        12,700                428,244
                                                                                                              -------------

RETAIL STORES                                                                   0.8%
       ABERCROMBIE & FITCH CO. - CL A                                                          8,500                554,030
       FEDERATED DEPARTMENT STORES                                                             8,000                530,640
                                                                                                              -------------
                                                                                                                  1,084,670
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 19

                                      C-32

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST                                                    0.2%
       HRPT PROPERTIES TRUST                                                                  29,700          $     307,395
                                                                                                              -------------

TOBACCO                                                                         4.1%
       ALTRIA GROUP, INC.                                                                     52,825              3,947,084
       CAROLINA GROUP                                                                         32,200              1,416,478
       UST, INC.                                                                               4,100                167,403
                                                                                                              -------------
                                                                                                                  5,530,965
                                                                                                              -------------
TELECOMMUNICATIONS                                                              8.2%
       AT&T, INC.                                                                             11,400                279,186
       ALLTEL CORPORATION                                                                     21,300              1,344,030
       CENTURYTEL, INC.                                                                       45,600              1,512,096
       COMCAST CORP. NEW CL A                                                                *53,200              1,381,072
       LIBERTY GLOBAL, INC. NEW                                                               *8,921                200,722
       LIBERTY GLOBAL, INC. SERIES C                                                          *8,921                189,125
       SPRINT NEXTEL CORP.                                                                   142,232              3,322,540
       TIME WARNER                                                                           156,123              2,722,785
                                                                                                              -------------
                                                                                                                 10,951,556
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $115,892,653)                                                                         133,633,823
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $116,016,769)                                                                  $ 133,757,946
                                                                                                              =============

*Non-dividend producing as of December 31, 2005

At December 31, 2005, the Fund's open future contracts were as follows:

           Number of                        Opening                                Face                     Market
           Contracts                      Contract Type                           Amount                     Value
---------------------------------------------------------------------------------------------------------------------------
              24                 Standard & Poor's 500, 3/17/06                 $1,526,085                $1,505,760


   The accompanying notes are an integral part of these financial statements.

20 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/05

                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100%
APPAREL                                                                         1.3%
       POLO RALPH LAUREN CORPORATION                                                           5,700          $     319,998
                                                                                                              -------------

BEVERAGES - DOMESTIC                                                            2.7%
       PEPSICO, INC.                                                                          11,000                649,880
                                                                                                              -------------

BIOTECHNOLOGY                                                                   1.0%
       GENENTECH, INC.                                                                        *2,600                240,500
                                                                                                              -------------

COMMUNICATIONS EQUIPMENT                                                        1.2%
       AMERICAN TOWER CORPORATION                                                             *6,600                178,860
       QUALCOMM, INC.                                                                          2,600                112,008
                                                                                                              -------------
                                                                                                                    290,868
                                                                                                              -------------
COMPUTER SOFTWARE                                                               6.4%
       ADOBE SYSTEMS, INC.                                                                    *8,900                328,944
       MICROSOFT CORP.                                                                        45,420              1,187,733
                                                                                                              -------------
                                                                                                                  1,516,677
                                                                                                              -------------
COMPUTERS                                                                       1.1%
       INTEL CORP.                                                                            10,414                259,933
                                                                                                              -------------

DRUGS                                                                           1.8%
       NOVARTIS AG - ADR                                                                       8,310                436,109
                                                                                                              -------------

DEFENSE                                                                         1.6%
       GENERAL DYNAMICS                                                                        3,300                376,365
                                                                                                              -------------

ELECTRIC UTILITY                                                                7.7%
       CONSOL ENERGY, INC.                                                                     9,700                632,246
       GENERAL ELECTRIC & CO.                                                                 34,094              1,194,995
                                                                                                              -------------
                                                                                                                  1,827,241
                                                                                                              -------------
ELECTRONICS                                                                     6.5%
       EMC CORP/MASS                                                                         *38,000                517,560
       EOG RESOURCES, INC.                                                                     7,300                535,601
       HARMAN INTERNATIONAL INDUSTRIES                                                         2,100                205,485
       TEXAS INSTRUMENTS, INC.                                                                 5,300                169,971
       MARVELL TECHNOLOGY GROUP LTD.                                                           2,100                117,789
                                                                                                              -------------
                                                                                                                  1,546,406
                                                                                                              -------------
ENTERTAINMENT                                                                   0.8%
       XM SATELLITE RADIO HOLDING - CL A                                                      *6,700                182,776
                                                                                                              -------------

FINANCIAL SERVICES                                                             11.5%
       AMERICAN EXPRESS COMPANY                                                               12,440                640,162
       CHICAGO MERCANTILE EXCHANGE                                                               800                293,992
       FRANKLIN RESOURCES, INC.                                                                4,447                418,063
       GOLDMAN SACHS GROUP, INC.                                                               1,500                191,565

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 21

                                      C-34


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
       SLM CORP.                                                                               9,300          $     512,337
       AMEX CONSUMER STAPLES SPDR                                                             29,500                687,055
                                                                                                              -------------
                                                                                                                  2,743,174
                                                                                                              -------------
HEALTH CARE                                                                     0.7%
       HUMANA, INC.                                                                           *2,940                159,730
                                                                                                              -------------

HOTELS & LODGING                                                                1.1%
       MARRIOTT INTERNATIONAL CL A                                                             1,900                127,243
       STARWOOD HOTELS & RESORTS WORLDWIDE                                                     2,000                127,720
                                                                                                              -------------
                                                                                                                    254,963
                                                                                                              -------------
INDUSTRIAL GOODS & SERVICES                                                     1.6%
       CORNING, INC.                                                                         *19,900                391,234
                                                                                                              -------------

INTERNET CONTENT                                                                7.0%
       GOOGLE, INC. CL A                                                                      *2,283                947,125
       YAHOO!, INC.                                                                          *18,300                716,994
                                                                                                              -------------
                                                                                                                  1,664,119
                                                                                                              -------------
MANUFACTURING-CAPITAL GOODS                                                     2.1%
       DANAHER CORP.                                                                           8,800                490,864
                                                                                                              -------------

MEDICAL EQUIPMENT & SUPPLIES                                                    6.9%
       ALLERGAN, INC.                                                                          1,679                181,265
       JOHNSON & JOHNSON                                                                      10,410                625,641
       ST. JUDE MEDICAL, INC.                                                                *12,900                647,580
       STRYKER CORP.                                                                           4,200                186,606
                                                                                                              -------------
                                                                                                                  1,641,092
                                                                                                              -------------
MEDICAL LABS & TESTING SERV.                                                    1.1%
       QUEST DIAGNOSTICS, INC.                                                                 5,300                272,844
                                                                                                              -------------

MEDICAL SERVICES                                                                3.1%
       UNITEDHEALTH GROUP, INC.                                                               12,005                745,991
                                                                                                              -------------

METAL-ALUMINUM                                                                  1.5%
       WELLPOINT, INC.                                                                        *4,400                351,076
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            4.1%
       APPLE COMPUTER                                                                          5,300                381,017
       HEWLETT PACKARD                                                                       *21,000                601,230
                                                                                                              -------------
                                                                                                                    982,247
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                     5.5%
       EXXON MOBIL CORP.                                                                       3,418                191,989
       NEWFIELD EXPLORATION CO.                                                               *8,000                400,560
       SCHLUMBERGER LTD.                                                                       3,200                310,880
       GLOBALSANTAFE CORP.                                                                     8,700                418,905
                                                                                                              -------------
                                                                                                                  1,322,334
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

22 ACTIVA Mutual Funds Annual Report

                                      C-35


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                                                                 9.1%
       AMGEN, INC.                                                                            *6,186          $     487,828
       AMYLIN PHARMACEUTICALS, INC.                                                           *3,300                131,736
       CAREMARK RX, INC.                                                                      *4,600                238,234
       GENZYME CORPORATION                                                                    *4,800                339,744
       MEDCO HEALTH SOLUTIONS                                                                 *2,200                122,760
       MONSANTO COMPANY                                                                        4,942                383,153
       SANOFI-SYNTHELABO SA-ADR                                                                5,800                254,620
       TEVA PHARMACEUTICAL - SP ADR                                                            4,600                197,846
                                                                                                              -------------
                                                                                                                  2,155,921
                                                                                                              -------------
RETAIL STORES                                                                   7.8%
       CVS CORP.                                                                              11,900                314,398
       CHICO'S FAS, INC.                                                                      *4,300                188,899
       COACH, INC.                                                                            *5,540                184,704
       KOHL'S CORP.                                                                           *7,900                383,940
       STAPLES, INC.                                                                           9,250                210,067
       TARGET CORP.                                                                            6,100                335,317
       WALGREEN CO.                                                                            5,400                239,004
                                                                                                              -------------
                                                                                                                  1,856,329
                                                                                                              -------------
SHOES - LEATHER                                                                 0.8%
       NIKE, INC. CL B                                                                         2,200                190,938
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                             0.9%
       SALESFORCE.COM, INC.                                                                   *6,600                211,530
                                                                                                              -------------

TELECOMMUNICATIONS                                                              3.1%
       BROADCOM CORP. CL A                                                                    *3,600                169,740
       COGNIZANT TECHNOLOGY SOLUTIONS CORPORATIONS                                            *6,600                332,310
       FREESCALE SEMICONDUCTOR-A                                                              *9,100                229,229
                                                                                                              -------------
                                                                                                                    731,279
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $20,130,300)                                                                           23,812,418
                                                                                                              -------------

WARRANTS                                                                        0.0%
       LUCENT TECH WARRANT EXPIRES 12/10/07                                                     *514                    291
                                                                                                              -------------

TOTAL WARRANTS (Cost $0.00)                                                                                             291
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $20,130,300)                                                                   $  23,812,709
                                                                                                              =============

*Non-dividend producing as of December 31, 2005


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 23

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100%
AEROSPACE                                                                       2.0%
       THALES SA                                                                              15,400          $     698,169
                                                                                                              -------------

APPAREL                                                                         1.9%
       WACOAL CORPORATION                                                                     49,000                664,026
                                                                                                              -------------

BREWERY                                                                         2.1%
       KIRIN BREWERY CO. LTD.                                                                 61,000                711,287
                                                                                                              -------------

CABLE TV                                                                        1.9%
       PREMIERE AG                                                                           *36,500                639,434
                                                                                                              -------------

COAL                                                                            1.6%
       XSTRATA PLC                                                                            22,700                531,031
                                                                                                              -------------

CONSUMER GOODS & SERVICES                                                       2.9%
       FUJI PHOTO FILM                                                                        30,100                995,505
                                                                                                              -------------

COSMETICS                                                                       3.4%
       SHISEIDO LTD. ORD                                                                      62,000              1,156,716
                                                                                                              -------------

DRUGS                                                                           3.1%
       DAIICHI SANKYO CO. LTD.                                                               *55,500              1,070,747
                                                                                                              -------------

ELECTRIC UTILITY                                                                5.4%
       ELECTRICIDADE DE PORTUGAL SA                                                          373,900              1,150,720
       KOREA ELECTRIC POWER CORP. - SPON. ADR                                                 36,000                701,640
                                                                                                              -------------
                                                                                                                  1,852,360
                                                                                                              -------------
ELECTRONICS                                                                     2.8%
       MATSUSHITA ELECTRIC INDL. CO.                                                          18,000                347,269
       NEC ELECTRONICS CORPORATION                                                            18,100                594,021
                                                                                                              -------------
                                                                                                                    941,291
                                                                                                              -------------
ENERGY                                                                          1.9%
       SUNCOR ENERGY, INC.                                                                    10,090                636,982
                                                                                                              -------------

FINANCIAL SERVICES                                                              2.7%
       TAKEFUJI CORP.                                                                         13,500                917,020
                                                                                                              -------------

FOOD PRODUCTS                                                                   4.7%
       NORTHERN FOODS PLC                                                                    254,900                664,259
       J. SAINSBURY PLC                                                                     *175,600                952,214
                                                                                                              -------------
                                                                                                                  1,616,473
                                                                                                              -------------
FOREST PRODUCTS                                                                 2.0%
       STORA ENSO OYJ `R' SHRS (FIN)                                                          50,600                685,200
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

24 ACTIVA Mutual Funds Annual Report

                                      C-37


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
HOME BUILDERS                                                                   2.0%
       SEKISUI HOUSE LTD.                                                                     54,000          $     679,579
                                                                                                              -------------
INSURANCE                                                                       2.3%
       AEGON (NLG)                                                                            48,351                786,954
                                                                                                              -------------
MATERIALS                                                                       2.2%
       ALUMINA LTD.                                                                          140,100                761,882
                                                                                                              -------------
METALS & MINING                                                                 6.8%
       ANGLOGOLD ASHANTI - SPON. ADR                                                          16,400                809,012
       LONMIN PLC                                                                             28,200                782,417
       IMPALA PLATINUM HOLDINGS                                                                2,550                376,342
       PLACER DOME, INC.                                                                      15,700                360,001
                                                                                                              -------------
                                                                                                                  2,327,772
                                                                                                              -------------
MINERALS                                                                        4.1%
       ANGLO AMERICAN                                                                         22,800                776,132
       LIHIR GOLD LIMITED                                                                   *385,700                616,243
                                                                                                              -------------
                                                                                                                  1,392,375
                                                                                                              -------------
NATURAL RESOURCES                                                               3.2%
       AREVA - CI                                                                              2,300              1,103,976
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                     3.9%
       ENTE NAZIONALE IDROC (ITL)                                                             24,700                685,031
       ROYAL DUTCH SHELL ADR-B                                                                10,085                650,785
                                                                                                              -------------
                                                                                                                  1,335,816
                                                                                                              -------------
PRINTING & PUBLISHING                                                           3.1%
       DAI NIPPON PRINTING CO., LTD.                                                          59,000              1,050,712
                                                                                                              -------------

PRECIOUS METALS                                                                 4.3%
       BARRICK GOLD CORP.                                                                     52,700              1,468,749
                                                                                                              -------------

RAILROADS                                                                       3.0%
       CENTRAL JAPAN RAILWAY CO.                                                                 107              1,025,356
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                             2.3%
       MISYS PLC                                                                             189,200                776,997
                                                                                                              -------------

TOYS                                                                            3.2%
       NINTENDO                                                                                8,900              1,075,517
                                                                                                              -------------

TRANSPORTATION & SHIPPING                                                       2.5%
       TNT NV                                                                                 27,800                868,740
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 25

                                      C-38


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                                                             15.9%
       CHUNGHWA TELECOM CO. ADR                                                               74,700          $   1,370,745
       KT CORPORATION                                                                         62,910              1,355,710
       NIPPON TELEGRAPH & TELEPHONE CORP. ADR                                                 31,300                713,953
       TELECOM ITALIA                                                                        414,550              1,028,021
       BELGACOM SA                                                                            29,750                970,174
                                                                                                              -------------
                                                                                                                  5,438,603
                                                                                                              -------------
WATER UTILITY                                                                   2.8%
       UNITED UTILITIES                                                                       80,900                933,740
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $31,037,493)                                                                           34,143,009
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $31,037,493)                                                                   $  34,143,009
                                                                                                              =============

*Non-dividend producing as of December 31, 2005

At December 31, 2005 the breakdown by country was:

                                               % OF MARKET         ACTUAL
            COUNTRY                                VALUE        MARKET VALUE
            Australia                              2.2%        $    761,882
            Belgium                                2.8%             970,174
            Canada                                 7.3%           2,465,732
            Finland                                2.0%             685,200
            France                                 5.2%           1,802,145
            Germany                                1.9%             639,434
            Italy                                  5.0%           1,713,052
            Japan                                 32.2%          11,001,712
            Republic of Korea                      6.1%           2,057,350
            Netherlands                            4.8%           1,655,693
            Papua New Guinea                       1.8%             616,242
            Portugal                               3.4%           1,150,720
            South Africa                           3.5%           1,185,354
            Taiwan                                 4.0%           1,370,745
            United Kingdom                        17.8%           6,067,574
                                                 ------        ------------
                                                 100.0%        $ 34,143,009
                                                 ======        ============

   The accompanying notes are an integral part of these financial statements.

26 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Assets and Liabilities

                                                          INTERMEDIATE                                        INTERNATIONAL
As of December 31, 2005                                     BOND FUND       VALUE FUND         GROWTH FUND         FUND
                                                           ------------     ------------       -----------      -----------
ASSETS
Investments at cost                                        $124,911,574     $116,016,769       $20,130,300      $31,037,493
                                                           ------------     ------------       -----------      -----------
Investments at value                                        123,915,930      133,757,946        23,812,709       34,143,009
Cash                                                            272,577        3,246,261           396,762        1,394,477
Receivables:
     Investment income                                        1,122,148          212,922            24,849           91,950
Other assets                                                         --            2,519                --            5,665
                                                           ------------     ------------       -----------      -----------
Total Assets                                                125,310,655      137,219,648        24,234,320       35,635,101
                                                           ------------     ------------       -----------      -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                              107,442          196,315            41,751           73,176
     Transfer agent fees                                            530           58,763             1,482              826
     12b-1 fees                                                  30,424           33,158             5,964            8,609
     Service fees                                                45,637           51,333             8,947           12,913
Payables - general:
     Securities purchased                                     3,423,750               --                --               --
Other liabilities                                                 5,653            6,360                --               --
Accrued expenses                                                 12,286           13,095             8,049           10,966
                                                           ------------     ------------       -----------      -----------
Total Liabilities                                             3,625,722          359,024            66,193          106,490
                                                           ------------     ------------       -----------      -----------
NET ASSETS                                                 $121,684,933     $136,860,624       $24,168,127      $35,528,611
                                                           ============     ============       ===========      ===========
SHARES OUTSTANDING                                           12,282,118       15,815,167         3,278,274        3,896,087
                                                           ============     ============       ===========      ===========

NET ASSET VALUE PER SHARE                                         $9.91                              $7.37            $9.12

Class A based on net assets of
$132,596,978 and 15,324,716
shares outstanding                                                                 $8.65

Class R based on net assets of
$4,263,646 and 490,451
shares outstanding                                                                 $8.69


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 27

ACTIVA Statement of Operations
For the year ended December 31, 2005

                                                           INTERMEDIATE                                        INTERNATIONAL
                                                             BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                                           ------------     ------------       -----------      -----------
INVESTMENT INCOME
Interest                                                     $7,146,172          $70,340           $20,099          $22,383
Dividends                                                            --        2,859,320           243,733          826,417
Miscellaneous                                                    21,458           14,273             4,581           34,968
                                                           ------------     ------------       -----------      -----------
Total Investment Income                                       7,167,630        2,943,933           268,413          883,768
                                                           ------------     ------------       -----------      -----------
EXPENSES
Advisory fees                                                   508,487          736,607           190,792          282,191
12b-1 fees                                                      149,900          123,462            27,492           33,199
Service fees                                                    224,852          190,982            41,238           49,798
Shareholder report                                                4,829           53,588             5,662            5,072
Fund accounting fees                                             68,489           69,695            42,871           45,570
Audit fees                                                       23,958           20,594            23,558           20,394
Custodian fees                                                   21,627           23,141            11,584           42,831
Insurance                                                        15,908           10,705             2,968            3,005
Legal fees                                                       22,688           22,688            24,840           27,199
Registration fees                                                 8,901            6,098             1,945            1,985
Transfer agent fees                                               2,041          232,733             6,068            3,238
Transfer agent fees - Class R                                        --            7,717                --               --
Trustee fees                                                     14,087           14,087            14,087           14,087
                                                           ------------     ------------       -----------      -----------
Total Expenses                                                1,065,767        1,512,097           393,105          528,569
                                                           ------------     ------------       -----------      -----------
Net Investment Income (Loss)                                  6,101,863        1,431,836          (124,692)         355,199
                                                           ------------     ------------       -----------      -----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                                   659,616        9,292,631         3,182,451        5,325,931
     Net realized gain (loss) from
        foreign currency transactions                                --               --                --          (98,178)
     Net realized gain (loss) from
        futures contracts                                            --           20,649                --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                                     (3,842,975)        (375,659)       (1,809,731)      (1,372,640)
                                                           ------------     ------------       -----------      -----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                       (3,183,359)       8,937,621         1,372,720        3,855,113
                                                           ------------     ------------       -----------      -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                         $2,918,504      $10,369,457        $1,248,028       $4,210,312
                                                           ============     ============       ===========      ===========

   The accompanying notes are an integral part of these financial statements.

28 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Changes in Net Assets

                                                                        INTERMEDIATE BOND FUND             VALUE FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/05       12/31/04      12/31/05       12/31/04
                                                                     ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $6,101,863     $6,915,648    $1,431,836    $ 1,357,933
Net realized gain (loss) on investments                                   659,616      1,164,068     9,313,280     20,755,163
Net increase (decrease) in unrealized appreciation                     (3,842,975)    (1,662,216)     (375,659)    (5,484,151)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations                                          2,918,504      6,417,500    10,369,457     16,628,945

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (6,333,002)    (6,860,034)   (1,421,795)    (1,218,977)
     Class R                                                                   --             --       (49,369)       (93,582)
Net realized gain from investment transactions:
     Class A                                                             (453,148)      (868,494)           --             --
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Total distributions to shareholders                                    (6,786,150)    (7,728,528)   (1,471,164)    (1,312,559)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               91,353        187,253    15,233,245        906,515
     Class R                                                                   --             --     1,281,276      6,459,219
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            6,785,885      7,727,313     1,397,923      1,195,178
     Class R                                                                   --             --        49,369         93,582
Payment for shares redeemed:
     Class A (Note 4)                                                 (57,774,072)      (117,169)   (7,869,807)   (36,383,342)
     Class R                                                                   --             --      (862,318)    (6,205,359)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (50,896,834)     7,797,397     9,229,688    (33,934,207)
                                                                     ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets                                 (54,764,480)     6,486,369    18,127,981    (18,617,821)
Net Assets, beginning of year                                         176,449,413    169,963,044   118,732,643    137,350,464
                                                                     ------------   ------------  ------------   ------------
Net Assets, end of year                                              $121,684,933   $176,449,413  $136,860,624   $118,732,643
                                                                     ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                                                         $122,586,214   $173,483,048  $120,070,575   $110,840,888
     Undistributed net investment income (loss)                                --             --            --             --
     Return of capital                                                     (2,441)        93,722       (66,332)       (27,005)
     Undistributed net realized gain (loss) from investments               96,804         25,312      (864,471)   (10,177,750)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                 (995,644)     2,847,331    17,720,852     18,096,510
                                                                     ------------   ------------  ------------   ------------
                                                                     $121,684,933   $176,449,413  $136,860,624   $118,732,643
                                                                     ============   ============  ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                8,988         18,269     1,824,745        118,751
     Class R                                                                   --             --       153,233        886,454
Reinvested distributions:
     Class A                                                              674,988        756,164       160,129        150,337
     Class R                                                                   --             --         5,629         11,712
Shares redeemed:
     Class A                                                           (5,692,312)       (11,455)     (950,920)    (5,119,911)
     Class R                                                                   --             --      (104,162)      (773,403)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares                                 (5,008,336)       762,978     1,088,654     (4,726,060)
Shares outstanding, beginning of year                                  17,290,454     16,527,476    14,726,513     19,452,573
                                                                     ------------   ------------  ------------   ------------
Shares outstanding, end of year                                        12,282,118     17,290,454    15,815,167     14,726,513
                                                                     ============   ============  ============   ============

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 29

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/05       12/31/04      12/31/05       12/31/04
                                                                     ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                            ($124,692)       ($7,778)     $355,199        $45,806
Net realized gain (loss) on investments                                 3,182,451      2,717,993     5,227,753      4,663,978
Net increase (decrease) in unrealized appreciation                     (1,809,731)       168,841    (1,372,640)      (684,300)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations                                          1,248,028      2,879,056     4,210,312      4,025,484

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --      (220,522)            --
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Total distributions to shareholders                                            --             --      (220,522)            --

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                              114,783        293,272        59,048        149,917
     Class R                                                                   --             --            --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --       220,522             --
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A (Note 4)                                                 (10,115,954)      (270,489)   (2,068,519)      (276,392)
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (10,001,171)        22,783    (1,788,949)      (126,475)
                                                                     ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets                                  (8,753,143)     2,901,839     2,200,841      3,899,009
Net Assets, beginning of year                                          32,921,270     30,019,431    33,327,770     29,428,761
                                                                     ------------   ------------  ------------   ------------
Net Assets, end of year                                               $24,168,127    $32,921,270   $35,528,611    $33,327,770
                                                                     ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                                                          $27,675,102    $37,676,272   $33,561,048    $35,349,997
     Undistributed net investment income (loss)                          (680,858)      (556,166)     (907,437)      (943,936)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments           (6,508,525)    (9,690,976)     (229,815)    (5,555,746)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                3,682,408      5,492,140     3,104,815      4,477,455
                                                                     ------------   ------------  ------------   ------------
                                                                      $24,168,127    $32,921,270   $35,528,611    $33,327,770
                                                                     ============   ============  ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               16,983         45,318         6,925         20,792
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --        24,154             --
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                           (1,470,831)       (43,066)     (259,682)       (38,158)
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares                                 (1,453,848)         2,252      (228,603)       (17,366)
Shares outstanding, beginning of year                                   4,732,122      4,729,870     4,124,690      4,142,056
                                                                     ------------   ------------  ------------   ------------
Shares outstanding, end of year                                         3,278,274      4,732,122     3,896,087      4,124,690
                                                                     ============   ============  ============   ============

   The accompanying notes are an integral part of these financial statements.

30 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements

1.  ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2005), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of


                                            ACTIVA Mutual Funds Annual Report 31

ACTIVA Notes to Financial Statements continued

assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2005.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31,


32 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued


2005, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
                         -----------------       -----------
Intermediate Bond              $30,544,373       $31,155,131
Value                           $9,666,910        $9,945,714
Growth                            $978,508        $1,012,995
International                   $7,012,455        $7,272,492

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP

Growth               BlackRock Advisors, Inc.

International        NWQ Investment Management Company, LLC*

* NWQ Investment Management Company, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.



                                            ACTIVA Mutual Funds Annual Report 33

ACTIVA Notes to Financial Statements continued


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2005 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15 of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4.  INVESTMENT TRANSACTIONS

At December 31, 2005, the cost of investments owned by the Value Fund was $116,120,190 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $19,425,349. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $1,787,593. Net unrealized appreciation for tax purposes was $17,637,756, at December 31, 2005.

The unrealized appreciation (depreciation) at October 31, 2005 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                           Net          Cost for
                           Gross         Gross      unrealized           federal
                      unrealized    unrealized    appreciation        income tax
Fund                appreciation  depreciation   (depreciation)         purposes
                    ------------  ------------   --------------     ------------
Intermediate
  Bond                 $ 521,110    $2,532,392     $(2,011,282)     $118,970,891
Growth                 3,224,525       335,600       2,888,925        19,644,054
International          2,464,268     1,225,259       1,239,009        30,915,429

On July 5, 2005 Amway Investment Corp., a principal shareholder in the Activa Mutual Funds, redeemed $57,522,286 from the Activa Intermediate Bond Fund and $9,769,520 from the Activa Growth Fund, via a redemption in kind. In addition, a cash redemption in the amount of


34 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued


$2,017,928 was redeemed from the Activa International Fund and a purchase in the amount of $12,122,954 was made in the Activa Value Fund by this same shareholder. All of these transactions were part of a reallocation of investment assets.

5.  SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 12, 2006, Alticor, Inc. purchased 224,000 Value Fund shares valued at $1,995,841 (based upon the net asset value of $8.91 per share) and transferred the shares to these Independent Business Owners.

On January 20, 2006, the Intermediate Bond Fund declared and paid a dividend of $.020809 per share, to shareholders of record on January 19, 2006. The amount distributed was $247,094.


                                            ACTIVA Mutual Funds Annual Report 35

ACTIVA Financial Highlights

                                                                                       INTERMEDIATE BOND FUND
                                                             -----------------------------------------------------------------------
                                                                     YEAR          YEAR           YEAR           YEAR           YEAR
                                                                    ENDED         ENDED          ENDED          ENDED          ENDED
Per share outstanding for each year or period                    12/31/05      12/31/04       12/31/03       12/31/02       12/31/01
                                                             ------------  ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period                               $10.21        $10.28         $10.71         $10.39         $10.19
Income from investment operations:
   Net investment income (loss)                                      0.44          0.41           0.46           0.53           0.59
   Net realized and unrealized gains (losses) on securities         (0.27)        (0.02)         (0.09)          0.36           0.26
                                                             ------------  ------------   ------------   ------------   ------------
Total from investment operations                                     0.17          0.39           0.37           0.89           0.85
Less Distributions:
   Dividends from net investment income                              0.44          0.41           0.46           0.53           0.59
   Dividends in excess of net investment income                        --            --             --             --             --
   Distributions from capital gains                                  0.03          0.05           0.34           0.04           0.06
                                                             ------------  ------------   ------------   ------------   ------------
Total Distributions                                                  0.47          0.46           0.80           0.57           0.65
                                                             ------------  ------------   ------------   ------------   ------------
Net Asset Value, End of Period                                      $9.91        $10.21         $10.28         $10.71         $10.39
                                                             ============  ============   ============   ============   ============
Total Return                                                        1.70%         3.86%          3.49%          8.85%          8.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                    $121,684,933  $176,449,413   $169,963,044   $164,162,796   $166,858,896
Ratio of expenses to average net assets                              0.7%          0.7%           0.7%           0.7%           0.7%
Ratio of net income (loss) to average net assets                     4.0%          4.0%           4.6%           5.3%           5.7%
Portfolio turnover rate                                             94.6%         76.2%         104.0%          52.3%          44.8%
                                                                                   VALUE FUND - CLASS A
                                                       ----------------------------------------------------------------------------
                                                               YEAR            YEAR           YEAR            YEAR             YEAR
                                                              ENDED           ENDED          ENDED           ENDED            ENDED
Per share outstanding for each year or period              12/31/05        12/31/04       12/31/03        12/31/02         12/31/01
                                                       ------------    ------------   ------------    ------------     ------------
Net Asset Value, Beginning of Period                          $8.06           $7.06          $5.56           $6.85            $7.44
Income from investment operations:
   Net investment income (loss)                                0.09            0.09           0.08            0.07             0.06
   Net realized and unrealized gains (losses)
      on securities                                            0.59            1.00           1.50           (1.29)           (0.59)
                                                       ------------    ------------   ------------    ------------     ------------
Total from investment operations                               0.68            1.09           1.58           (1.22)           (0.53)
Less Distributions:
   Dividends from net investment income                        0.09            0.09           0.08            0.07             0.06
   Dividends in excess of net investment income                  --              --             --              --               --
   Distributions from capital gains                              --              --             --              --               --
                                                       ------------    ------------   ------------    ------------     ------------
Total Distributions                                            0.09            0.09           0.08            0.07             0.06
                                                       ------------    ------------   ------------    ------------     ------------
Net Asset Value, End of Period                                $8.65           $8.06          $7.06           $5.56            $6.85
                                                       ============    ============   ============    ============     ============
Total Return                                                  8.47%          15.40%         28.37%         -17.87%           -7.05%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              $132,596,978    $115,203,837   $135,146,120    $110,168,624     $140,823,782
Ratio of expenses to average net assets                        1.2%            1.2%           1.1%            1.1%             1.1%
Ratio of net income (loss) to average net assets               1.1%            1.1%           1.2%            1.0%             0.9%
Portfolio turnover rate                                       54.4%          103.8%          65.7%           84.9%            91.5%
                                                                                      VALUE FUND - CLASS R
                                                             ---------------------------------------------------------------------
                                                                   YEAR           YEAR           YEAR           YEAR          YEAR
                                                                  ENDED          ENDED          ENDED          ENDED         ENDED
Per share outstanding for each year or period                  12/31/05       12/31/04       12/31/03       12/31/02      12/31/01
                                                             ----------     ----------     ----------     ----------    ----------
Net Asset Value, Beginning of Period                              $8.10          $7.09          $5.57          $6.86         $7.44
Income from investment operations:
   Net investment income (loss)                                    0.10           0.08           0.07           0.07          0.06
   Net realized and unrealized gains (losses) on securities        0.59           1.01           1.52          (1.29)        (0.58)
                                                             ----------     ----------     ----------     ----------    ----------
Total from investment operations                                   0.69           1.09           1.59          (1.22)        (0.52)
Less Distributions:
   Dividends from net investment income                            0.10           0.08           0.07           0.07          0.06
   Dividends in excess of net investment income                      --             --             --             --            --
   Distributions from capital gains                                  --             --             --             --            --
                                                             ----------     ----------     ----------     ----------    ----------
Total Distributions                                                0.10           0.08           0.07           0.07          0.06
                                                             ----------     ----------     ----------     ----------    ----------
Net Asset Value, End of Period                                    $8.69          $8.10          $7.09          $5.57         $6.86
                                                             ==========     ==========     ==========     ==========    ==========
Total Return                                                      8.52%         15.44%         28.65%        -17.76%        -6.92%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                    $4,263,646     $3,528,806     $2,204,343     $1,489,146    $1,639,834
Ratio of expenses to average net assets                            1.1%           1.2%           1.0%           1.0%          1.0%
Ratio of net income (loss) to average net assets                   1.2%           1.4%           1.3%           1.1%          1.0%
Portfolio turnover rate                                           54.4%         103.8%          65.7%          84.9%         91.5%

                 36-37 ACTIVA Mutual Funds Annual Report SPREAD

                              C-49 AND C-50 SPREAD

ACTIVA Financial Highlights continued

                                                                                          GROWTH FUND
                                                           ------------------------------------------------------------------------
                                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                                  ENDED          ENDED          ENDED          ENDED          ENDED
Per share outstanding for each year or period                  12/31/05       12/31/04       12/31/03       12/31/02       12/31/01
                                                           ------------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period                              $6.96          $6.35          $4.94          $7.45          $9.76
Income from investment operations:
   Net investment income (loss)                                      --             --          (0.03)         (0.02)         (0.05)
   Net realized and unrealized gains (losses)
      on securities                                                0.41           0.61           1.44          (2.49)         (2.26)
                                                           ------------    -----------    -----------    -----------    -----------
Total from investment operations                                   0.41           0.61           1.41          (2.51)         (2.31)
Less Distributions:
   Dividends from net investment income                              --             --             --             --             --
   Dividends in excess of net investment income                      --             --             --             --             --
   Distributions from capital gains                                  --             --             --             --             --
                                                           ------------    -----------    -----------    -----------    -----------
Total Distributions                                                  --             --             --             --             --
                                                           ------------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period                                    $7.37          $6.96          $6.35          $4.94          $7.45
                                                           ============    ===========    ===========    ===========    ===========
Total Return                                                      5.89%          9.61%         28.54%        -33.69%        -23.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                   $24,168,127    $32,921,270    $30,019,431    $23,319,398    $20,912,247
Ratio of expenses to average net assets                            1.4%           1.3%           1.4%           1.4%           1.4%
Ratio of net income (loss) to average net assets                  -0.4%           0.0%          -0.5%          -0.6%          -0.5%
Portfolio turnover rate                                           79.0%          87.4%         101.0%         143.0%         190.2%
                                                                                       INTERNATIONAL FUND
                                                            -----------------------------------------------------------------------
                                                                   YEAR           YEAR          YEAR           YEAR            YEAR
                                                                  ENDED          ENDED         ENDED          ENDED           ENDED
Per share outstanding for each year or period                  12/31/05       12/31/04      12/31/03       12/31/02        12/31/01
                                                            -----------    -----------   -----------    -----------     -----------
Net Asset Value, Beginning of Period                              $8.08          $7.10         $5.40          $6.77           $9.53
Income from investment operations:
   Net investment income (loss)                                    0.06           0.01          0.02             --           (0.01)
   Net realized and unrealized gains (losses)
      on securities                                                1.04           0.97          1.70          (1.37)          (2.75)
                                                            -----------    -----------   -----------    -----------     -----------
Total from investment operations                                   1.10           0.98          1.72          (1.37)          (2.76)
Less Distributions:
   Dividends from net investment income                            0.06             --          0.02             --              --
   Dividends in excess of net investment income                      --             --            --             --              --
   Distributions from capital gains                                  --             --            --             --              --
                                                            -----------    -----------   -----------    -----------     -----------
Total Distributions                                                0.06             --          0.02             --              --
                                                            -----------    -----------   -----------    -----------     -----------
Net Asset Value, End of Period                                    $9.12          $8.08         $7.10          $5.40           $6.77
                                                            ===========    ===========   ===========    ===========     ===========
Total Return                                                     13.58%         13.80%        31.90%        -20.22%         -28.96%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                   $35,528,611    $33,327,770   $29,428,761    $22,237,059     $19,459,085
Ratio of expenses to average net assets                            1.6%           1.7%          1.7%           1.9%            1.7%
Ratio of net income (loss) to average net assets                   1.1%           0.2%          0.5%           0.0%           -0.2%
Portfolio turnover rate                                          178.3%         199.6%        188.0%         208.2%          231.5%

                 38-39 ACTIVA Mutual Funds Annual Report SPREAD

                              C-51 AND C-52 SPREAD

ACTIVA Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 27, 2006


40 ACTIVA Mutual Funds Annual Report

                       This page intentionally left blank.

Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM


                                                               Printed in U.S.A.

                                 CODE OF ETHICS

                            ACTIVA MUTUAL FUND TRUST

1.       Purposes

         This Code of Ethics (the "Code") has been adopted by the Trustees of Activa Mutual Fund Trust, in accordance with Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities Held or to be Acquired by investment companies, if effected by associated persons of such companies. The purpose of this Code is to adopt provisions reasonably necessary to prevent Access Persons and Investment Personnel from engaging in any unlawful conduct as set forth in Rule 17j-1(b).

2.       Unlawful Actions

         It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

         (a) To employ any device, scheme or artifice to defraud the Fund;

         (b) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         (c) To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         (d) To engage in any manipulative practice with respect to the Fund.

3.       Definitions

         (a) "Access Person" means any trustee, officer, general partner or Advisory Person of the Fund.

         (b) "Advisory Person" means (i) any employee of the Fund (or any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations regarding the purchase or sale of securities by the Fund.

         (c) "Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

         (d) "Beneficial ownership" shall be interpreted in the same manner as it would be under Exchange Act Rule 16a-1(a)(2)in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (e) "Control" has the same meaning as in Section 2(a)(9) of the Act.

         (f) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of open-end funds, other than reportable funds, direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

         (g) "Fund" means Activa Mutual Fund Trust.

         (h) "Initial Public Offering" means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

         (i) "Investment Personnel" means (i) any employee of the Fund (or of any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund, and
(ii) any natural person who controls the Fund and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

         (j) "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act.

         (k) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (l) "Reportable Fund" means (i) any fund for which the Adviser serves as an investment adviser as defined in section 2(a)(20) of the Investment Company Act of 1940; or (ii) any fund whose investment adviser or principal underwriter controls the Adviser, is controlled by the Adviser, or is under common control with the Adviser. For purposes of this section, control has the same meaning as it does in section 2(a)(9) of the Investment Company Act.

         (m) "Security Held or to be Acquired" by a Adviser means: (i) any Covered Security which, within the most recent 15 days, is or has been held by the Fund or is being or has been considered by the Adviser for purchase by the Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in Section 2(k)(i) of this Code.

4.       Statement of Principles

         It is understood that the following general fiduciary principles govern the personal investment activities of Access Persons:

         (a) the duty to at all times place the interests of the Fund Shareholders first;

         (b) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

         (c) the fundamental standard that Investment Personnel may not take inappropriate advantage of their position.

5.       Pre-approval of Investments in IPO's and Limited Offerings

         Investment Personnel must obtain prior written approval from the Vice President of the Fund (or his designee) before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering or in a Limited Offering.

6.       Reporting Requirements

         (a) Every Access Person must report to the Fund.

                  (i) Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information (which information must be current as of a date no more than 45 days prior to the date the person became an Access Person): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and (C) the date that the report is submitted by the Access Person.

                  (ii) Quarterly Transaction Reports. No later than 30 days after the end of a calendar quarter, with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership: (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and principal amount of each Covered Security involved; (B) the nature of the transaction; (C) the price of the Covered Security at which the transaction was effected; (D) the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by the Access Person.

                  (iii) New Account Report. No later than 30 days after the calendar quarter, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person: (A) the name of the broker, dealer or bank with whom the Access Person established the account; (B) the date the account was established; and (C) the date that the report is submitted by the Access Person.

                  (iv) Annual Holdings Report. Annually, the following information (which information must be current as of a date no more than 45 days before the report is submitted): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (B) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person: and (C) the date that the report is submitted by the Access Person.

         (b) Exceptions from the Reporting Requirements.

                  (i) No Access Person shall be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control;

                  (ii) No Access Person shall be required to make a Quarterly Transaction or New Account Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund with respect to the Access Person no later than 30 days after the calendar quarter end;

                  (iii) A Trustee of the Fund who is not an "interested person" of the Fund within the meaning of section 2(a)(19) of the Act, and who would be required to make a report solely by reason of being a Fund Trustee need not make: (a) an initial holdings report under paragraph 6(a)(i) or an annual holdings report under paragraph 6(a)(iii), or (b) a quarterly transaction report under paragraph 6(a)(ii), unless the Trustee knew, or in the ordinary course of fulfilling his or her duties as a Fund Trustee, should have known that, during the 15-day period immediately before or after the Trustees' transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or its investment adviser considered purchasing or selling the Covered Security.

                  (iv) An access person need not make a quarterly transaction report under this section with respect to transactions effected pursuant to an automatic investment plan.

7.       Review of Reports

         All reports prepared pursuant to Section 6 shall be filed with the appropriate compliance personnel designated by the Fund and reviewed in accordance with procedures adopted by the Fund.

8.       Notification of Reporting Obligation

         The Fund will identify all Access Persons who are required to file reports pursuant to Section 6 and will inform them of their reporting obligation.

9.       Administration of Codes of Ethics

         The Fund and its investment advisers, no less frequently than annually, shall furnish to a Fund's board of trustees for their consideration (a) a written report that describes any issues under their respective Codes of Ethics or related procedures since the last report to the board of trustees, including, but limited to, information about material violations of the Codes or procedures and sanctions imposed in response to the material violations; and (b) certification that the Fund and its investment advisers (as applicable) have adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

10.      Recordkeeping Requirements

         The Fund must at its principal place of business maintain records in the manner and extent set out in this Section of this Code and must make available to the Securities and Exchange Commission (SEC) at any time and from time to time for reasonable, periodic, special or other examination:

         (a) A copy of its code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

         (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

         (c) A copy of each report made by an Access Person as required by
Section 6(a) including any information provided in lieu of a quarterly transaction report, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place.

         (d) A record of all persons, currently or within the past five years, who are or were required to make reports as Access Persons or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place.

         (e) A copy of each report required by Section 9 above must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

         (f) A record of any decision and the reasons supporting the decision to approve the acquisition by Investment Personnel of securities under Section 5 above, for at least five years after the end of the fiscal year in which the approval is granted.

11.      Sanctions

         Upon discovering a violation of this Code, the Board of Trustees may impose such sanctions as they deem appropriate, including, inter alia, financial penalty, a letter of censure or suspension or termination of the employment of the violator.

                                                                          6/2005

                                 CODE OF ETHICS

                           ACTIVA ASSET MANAGEMENT LLC

1.       Purposes

         This Code of Ethics (the "Code") has been adopted by Activa Asset Management LLC ("AAM"), in accordance with Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities Held or to be Acquired by investment companies, if effected by associated persons of such companies. The purpose of this Code is to adopt provisions reasonably necessary to prevent Access Persons and Investment Personnel from engaging in any unlawful conduct as set forth in Rule 17j-1(b). This Code is also intended to comply with Rule 204A-(1) under the Investment Advisers Act of 1940.

2.       Unlawful Actions

         It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

         (a) To employ any device, scheme or artifice to defraud the Fund;

         (b) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         (c) To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         (d) To engage in any manipulative practice with respect to the Fund.

3.       Definitions

         (a) "Access Person" means any trustee, officer, general partner or Advisory Person of AAM.

         (b) "Advisory Person" means (i) any employee of AAM (or any company in a control relationship to AMM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to AMM who obtains information concerning recommendations regarding the purchase or sale of securities by the Fund.

(c) "Beneficial ownership" shall be interpreted in the same manner as it would be under Exchange Act Rule 16a-1(a)(2) in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (d)   "Control" has the same meaning as in Section 2(a)(9) of the Act.

         (e) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of open-end funds other than reportable funds, direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

         (f) "Initial Public Offering" means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

         (g) "Investment Personnel" means (i) any employee of AAM (or of any company in a control relationship to AAM) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund, and (ii) any natural person who controls AAM and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

         (h) "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act.

         (i) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (j) "Reportable Fund" means (i) any fund for which the Adviser serves as an investment adviser as defined in section 2(a)(20) of the Investment Company Act of 1940; or (ii) any fund whose investment adviser or principal underwriter controls the Adviser, is controlled by the Adviser, or is under common control with the Adviser. For purposes of this section, control has the same meaning as it does in section 2(a)(9) of the Investment Company Act.

         (k) "Security Held or to be Acquired" by the Fund means: (i) any Covered Security which, within the most recent 15 days, is or has been held by the Fund or is being or has been considered by the Adviser for purchase by the Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in Section 2(k)(i) of this Code.

4.       Statement of Principles

         It is understood that the following general fiduciary principles govern the personal investment activities of Access Persons:

         (a)   the duty to at all times place the interests of the Fund first;

         (b) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

         (c) the fundamental standard that Investment Personnel may not take inappropriate advantage of their position.

5.       Pre-approval of Investments in IPO's and Limited Offerings

          Investment Personnel must obtain prior written approval from the President of AAM (or his designee) before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering or in a Limited Offering.

6.       Reporting Requirements

         (a) Every Access Person must report to AAM.

                  (i) Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information (which information must be current as of a date no more than 45 days prior to the date the person became an Access Person): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and (C) the date that the report is submitted by the Access Person.

                  (ii) Quarterly Transaction Reports. No later than 30 days after the end of a calendar quarter, with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership: (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and principal amount of each Covered Security involved; (B) the nature of the transaction; (C) the price of the Covered Security at which the transaction was effected; (D) the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by the Access Person.

                  (iii) New Account Report. No later than 30 days after the calendar quarter, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person: (A) the name of the broker, dealer or bank with whom the Access Person established the account; (B) the date the account was established; and (C) the date that the report is submitted by the Access Person.

                  (iv) Annual Holdings Report. Annually, the following information (which information must be current as of a date no more than 45 days before the report is submitted): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (B) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person: and (C) the date that the report is submitted by the Access Person.

         (b) Exceptions from the Reporting Requirements.

                  (i) No Access Person shall be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control;

                  (ii) No Access Person shall be required to make a Quarterly Transaction or New Account Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund with respect to the Access Person no later than 10 days after the calendar quarter end.

                  (iii) An Access Person need not make a quarterly transaction report under this section with respect to transactions effected pursuant to an automatic investment plan.

7.       Review of Reports

         All reports prepared pursuant to Section 6 shall be filed with the appropriate compliance personnel designated by AAM and reviewed in accordance with procedures adopted by AAM.

8.       Notification of Reporting Obligation

         AAM will identify all Access Persons who are required to file reports pursuant to Section 6 and will inform them of their reporting obligation.

9.       Administration of Codes of Ethics

         AAM, no less frequently than annually, shall furnish to a Fund's board of trustees for their consideration (a) a written report that describes any issues under this Code of Ethics since the last report to the board of trustees, including, but limited to, information about material violations of the Code and sanctions imposed in response to the material violations; and (b) certification that AAM has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

10.      Recordkeeping Requirements

         AAM must at its principal place of business maintain records in the manner and extent set out in this Section of this Code and must make available to the Securities and Exchange Commission (SEC) at any time and from time to time for reasonable, periodic, special or other examination:

         (a) A copy of its code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

         (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

         (c) A copy of each report made by an Access Person as required by
Section 6(a) including any information provided in lieu of a quarterly transaction report, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place.

         (d) A record of all persons, currently or within the past five years, who are or were required to make reports as Access Persons or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place.

         (e) A copy of each report required by Section 9 above must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

         (f) A record of any decision and the reasons supporting the decision to approve the acquisition by Investment Personnel of securities under Section 5 above, for at least five years after the end of the fiscal year in which the approval is granted.

11.      Sanctions

         Upon discovering a violation of this Code, AAM may impose such sanctions as it deems appropriate, including, inter alia, financial penalty, a letter of censure or suspension or termination of the employment of the violator.

                                                                          6/2005

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

MESSAGE FROM OUR                    "THE REPUTATION OF A THOUSAND YEARS MAY BE
CEO                                 DETERMINED BY THE CONDUCT OF ONE HOUR."
                                    ANCIENT JAPANESE PROVERB

                                    We have said it time and again in our Goals, Strategy and Culture statement, "We exist for our clients and are driven by their needs." Wellington Management's reputation is built on this principle. We know that our reputation is our most valuable asset as that reputation attracts clients and promotes their trust and confidence in our firm's capabilities. We entrust our clients' interests and the firm's reputation every day to each Wellington Management employee around the world. Each of us must take constant care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come first; they cannot and will not be compromised.

                                    We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our standards slip, or our focus wanes, we risk the loss of everything we have worked so hard to build together over the years.

                                    It is important that we all remember
                                    "client, firm, person" is our most
                                    fundamental guiding principle. This high ethical standard is embodied in our Code of Ethics. The heart of the Code of Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the letter and the spirit of the Code.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

TABLE OF CONTENTS          Standards of Conduct                                                      4
                           Ethical Considerations Regarding Confidentiality                          5
                           Ethical Considerations Regarding Open-end Mutual Fund Transactions        5
                           Policy on Personal Securities Transactions                                6
                               Covered Accounts                                                      6
                               Transactions Subject to Pre-clearance and Reporting                   8
                               Requesting Pre-clearance
                           Restrictions on Covered Transactions and Other Restrictions               9
                                    Blackout Periods                                                 9
                                    Short Term Trading                                               10
                                    Securities of Brokerage Firms                                    11
                                    Short Sales, Options and Margin Transactions                     11
                                    Derivatives                                                      11
                                    Initial Public Offerings ("IPOs")                                12
                                    Private Placements                                               12
                                    ETFs and HOLDRs                                                  12
                           Transactions Subject to Reporting Only                                    12
                               Transactions Exempt from Pre-clearance and Reporting                  13
                           Exemptive Procedure for Personal Trading                                  14
                           Reporting and Certification Requirements                                  14
                               Initial Holdings Report                                               15
                               Duplicate Brokerage Confirmations and Statements                      15
                               Duplicate Annual Statements for Wellington Managed Funds              16
                               Quarterly Reporting of Transactions and Brokerage Accounts            16
                               Annual Holdings Report                                                17
                               Quarterly Certifications                                              17
                               Annual Certifications                                                 18
                               Review of Reports and Additional Requests                             18
                           Gifts, Travel and Entertainment Opportunities and Sensitive Payments      18
                               General Principles                                                    18
                               Accepting Gifts                                                       19
                               Accepting Travel and Entertainment Opportunities and Tickets          19
                               Solicitation of Gifts, Contributions, or Sponsorships                 21
                               Giving Gifts (other than Entertainment Opportunities)                 22
                               Giving Entertainment Opportunities                                    22
                               Sensitive Payments                                                    23
                           Other Activities                                                          23
                           Violations of the Code of Ethics                                          24

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd
                                    Code of Ethics

TABLE OF CONTENTS                   APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                                    APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL SECURITIES TRANSACTIONS
                                    APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND ENTERTAINMENT

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

STANDARDS OF CONDUCT                Wellington Management Company, LLP and its
                                    affiliates ("Wellington Management") have a fiduciary duty to investment company and investment counseling clients that requires each Employee to act solely for the benefit of clients. As a firm and as individuals, our conduct (including our personal trading) must recognize that the firm's clients always come first and that we must avoid any abuse of our positions of trust and responsibility.

                                    Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation. To this end, each Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each Employee is also required to comply with all applicable securities laws. Moreover, each Employee must exercise reasonable care and professional judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear.

                                    This Code of Ethics (the "Code") recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding Employee conduct in those situations in which conflicts with our clients' interests are most likely to develop. ALL EMPLOYEES ARE SUBJECT TO THIS CODE AND ADHERENCE TO THE CODE IS A BASIC CONDITION OF EMPLOYMENT. IF AN EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF ANY ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED THE CODE, OR BECOMES AWARE OF A VIOLATION OF THE CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD CONSULT TRACY SOEHLE, OUR GLOBAL COMPLIANCE MANAGER, AT 617.790.8149, SELWYN NOTELOVITZ, OUR CHIEF COMPLIANCE OFFICER AT 617.790.8524, CYNTHIA CLARKE, OUR GENERAL COUNSEL AT 617.790.7426, OR LORRAINE KEADY, THE CHAIR OF THE ETHICS COMMITTEE AT 617.951.5020.

                                    The Code reflects the requirements of United
                                    States law, Rule 17j-1 of the Investment
                                    Company Act of 1940, as amended on August
                                    31, 2004, and Rule 204A-1 under the
                                    Investment Advisers Act of 1940. The term
                                    "Employee" for purposes of this Code,
                                    includes all Partners and employees
                                    worldwide (including temporary personnel compensated directly by Wellington Management and other temporary personnel to the extent that their tenure with Wellington Management exceeds 90 days).

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics


ETHICAL CONSIDERATIONS              CONFIDENTIALITY IS A CORNERSTONE OF
REGARDING CONFIDENTIALITY           WELLINGTON MANAGEMENT'S FIDUCIARY OBLIGATION
                                    TO ITS CLIENTS AS WELL AS AN IMPORTANT PART
                                    OF THE FIRM'S CULTURE.

                                    Use and Disclosure of Information

                                    Information acquired in connection with
                                    employment by the organization, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, firm activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of clients or the firm. Employees are reminded that certain clients have specifically required their relationship with our firm to be treated confidentially.

                                    Specific reference is made to the firm's
                                    Portfolio Holdings Disclosure Policy and
                                    Procedures, accessible on the Wellington
                                    Management intranet, which addresses the appropriate and authorized disclosure of a client's portfolio holdings.

                                    "Inside Information"

                                    Specific reference is made to the firm's
                                    Statement of Policy on the Receipt and Use of Material, Non-Public Information (i.e., "inside information"), accessible on the Wellington Management intranet, which applies to personal securities transactions as well as to client transactions.


ETHICAL CONSIDERATIONS              Wellington Management requires that an
REGARDING OPEN-END                  Employee engaging in mutual fund investments
MUTUAL FUND TRANSACTIONS            ensure that all investments in open-end
                                    mutual funds comply with the funds' rules regarding purchases, redemptions, and exchanges. Wellington Management has a fiduciary relationship with the mutual funds and variable insurance portfolios for which it serves as investment adviser or sub-adviser, including funds organized outside the US ("Wellington Managed Funds").
                                    Accordingly, an Employee may not engage in any activity in Wellington Managed Funds that might be perceived as contrary to or in conflict with the interests of such funds or their shareholders.

                                    The Code's personal trading reporting
                                    requirements extend to transactions and
                                    holdings in Wellington Managed Funds
                                    (excluding money market funds). A complete list of the Wellington Managed Funds is available to Employees via the Wellington Management intranet. Please refer to "Reporting and Certification Requirements" for further details.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

POLICY ON PERSONAL All              Employees are required to clear their
SECURITIES TRANSACTIONS             personal securities transactions (as defined
                                    below) prior to execution, report their
                                    transactions and holdings periodically, and refrain from transacting either in certain types of securities or during certain blackout periods as described in more detail in this section.

                                    EMPLOYEES SHOULD NOTE THAT WELLINGTON
                                    MANAGEMENT'S POLICIES AND PROCEDURES WITH
                                    RESPECT TO PERSONAL SECURITIES TRANSACTIONS
                                    ALSO APPLY TO TRANSACTIONS BY A SPOUSE,
                                    DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE
                                    FAMILY MEMBER RESIDING IN THE SAME HOUSEHOLD
                                    AS THE EMPLOYEE.

                                    COVERED ACCOUNTS

                                    Definition of "Personal Securities
                                    Transactions"

                                    A personal securities transaction is a
                                    transaction in which an Employee has a
                                    beneficial interest.

                                    Definition of "Beneficial Interest"

                                    An Employee is considered to have a
                                    beneficial interest in any transaction in which the Employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                                    1

                                    Securities owned by an Employee in his or her name.

                                    2

                                    Securities owned by an individual Employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, family trust or family partnership.

                                    3

                                    Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage account.

                                    4

                                    Securities in which a member of the
                                    Employee's immediate family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct, indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    5

                                    Securities owned by trusts, private
                                    foundations or other charitable accounts for which the Employee has investment discretion (other than client accounts of the firm).

                                    If an Employee believes that he or she does not have a beneficial interest in the securities listed above, the Employee should provide the Global Compliance Group (the "Compliance Group") with satisfactory documentation that the Employee has no beneficial interest in the security and exercises no control over investment decisions made regarding the security (see "Exceptions" below). Any question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the Compliance Group.

                                    Exceptions

                                    If an Employee has a beneficial interest in an account which the Employee feels should not be subject to the Code's pre-clearance and reporting requirements, the Employee should submit a written request for clarification or an exemption to the Global Compliance Manager. The request should name the account, describe the nature of the Employee's interest in the account, the person or firm responsible for managing the account, and the basis upon which the exemption is being claimed. Requests will be considered on a case-by-case basis. An example of a situation where grounds for an exemption may be present is an account in which the Employee has no influence or control (e.g., the Employee has a professionally managed account over which the Employee has given up discretion.

                                    In all transactions involving such an
                                    account an Employee should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the interests of the firm's clients, or with the Employee's position within Wellington Management. In this regard, please refer to the "Ethical Considerations Regarding Confidentiality" section of this Code.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND
                                    REPORTING "COVERED TRANSACTIONS"


                                    ALL EMPLOYEES MUST CLEAR THEIR PERSONAL
                                    SECURITIES TRANSACTIONS PRIOR TO EXECUTION,
                                    EXCEPT AS SPECIFICALLY EXEMPTED IN
                                    SUBSEQUENT SECTIONS OF THE CODE. CLEARANCE
                                    FOR PERSONAL SECURITIES TRANSACTIONS FOR
                                    PUBLICLY TRADED SECURITIES WILL BE IN EFFECT
                                    FOR 24 HOURS FROM THE TIME OF APPROVAL.
                                    TRANSACTIONS IN THE FOLLOWING SECURITIES ARE
                                    "COVERED TRANSACTIONS" AND THEREFORE MUST BE
                                    PRE-CLEARED AND REPORTED:

                                    o        bonds (including municipal bonds)
                                    o        stock (including shares of
                                             closed-end funds and funds
                                             organizaed outside the US that have
                                             a structure similar to that of
                                             closed-end funds)
                                    o        exchange-traded funds not listed on
                                             Appendix A
                                    o        notes
                                    o        vonvertibles
                                    o        preferreds
                                    o        ADRs
                                    o        dingle stock futures
                                    o        limited partnership and limited
                                             liability company interests (for
                                             example, hedge funds not sponsored
                                             by Wellington Management or an
                                             affilitate)
                                    o        options on securities
                                    o        warrants, rights, etc., whether
                                             publicly traded or privately placed

                                    See Appendix B for a summary of securities subject to pre-clearance and reporting, securities subject to reporting only, and securities exempt from pre-clearance and reporting.

                                    REQUESTING PRE-CLEARANCE

                                    Pre-clearance for Covered Transactions must be obtained by submitting a request via the intranet-based Code of Ethics Compliance System ("COEC"). Approval must be obtained prior to placing the trade with a broker. An Employee is responsible for ensuring that the proposed transaction does not violate Wellington Management's policies or applicable securities laws and regulations by virture of the Employee's responsibilities at Wellington Management or the information that he or she may possess about the securities or the issuer. The Compliance Group will maintain confidential records of all requests for approval. Covered Transactions offered through a participation in a private placement (including both securities and partnership interests) are subject to special clearance by the Chief compliance Officer or the General Counsel or their designees, and the clearance will remain in effect for a reasonable period thereafter, not to exceed 90 days (See, "Private Placements").

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ehtics

                                    An Employee wishing to seek an exemption from the pre-clearance requirement for a security or instrument not covered by an exception (see below) that has similar characteristics to an excepted security or transaction should submit a request in writing to the Global Compliance Manager.

                                    RESTRICTIONS ON COVERED TRANSACTIONS AND
                                    OTHER RESTRICTIONS ON PERSONAL TRADING

                                    Covered Transactions are restricted and will be denied pre-clearance under the circumstances described below. Please note that the following restrictions on Covered Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction. A related instrument is any security or instrument issued by the same entity as the issuer of the Covered Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments otherwise convertible into securities of that issuer.

                                    THE RESTRICTIONS AND BLACKOUT PERIODS
                                    PRESCRIBED BELOW ARE DESIGNED TO AVOID
                                    CONFLICT WITH OUR CLIENTS' INTERESTS.
                                    HOWEVER, PATTERNS OF TRADING THAT MEET THE
                                    LETTER OF THE RESTRICTIONS BUT ARE INTENDED
                                    TO CIRCUMVENT THE RESTRICTIONS ARE ALSO
                                    PROHIBITED. IT IS EXPECTED THAT EMPLOYEES
                                    WILL COMPLY WITH THE RESTRICTIONS BELOW IN
                                    GOOD FAITH AND CONDUCT THEIR PERSONAL
                                    SECURITIES TRANSACTIONS IN KEEPING WITH THE
                                    INTENDED PURPOSE OF THIS CODE.

                                    1

                                    Blackout Periods

                                    No Employee may engage in Covered
                                    Transactions involving securities or
                                    instruments which the Employee knows are actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                                    Employee Blackout Periods

                                    An Employee will be denied pre-clearance for Covered Transactions that are:

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    o        being bought or sold on behalf of
                                             clients until one trading day after
                                             such buying or selling is completed
                                             or canceled;
                                    o        the subject of a new or changed
                                             action recommendation from a
                                             research analyst until 10 business
                                             days following the issuance of such
                                             recommendation;
                                    o        the subject of a re-issued but
                                             unchanged recommendation from a
                                             research analyst until 2 business
                                             days following re-issuance of the
                                             recommendation.

                                    Portfolio Manager Additional Blackout Period

                                    In addition to the above, an Employee who is a Portfolio Manager may not engage in a personal transaction involving any security for 7 calendar days prior to, and 7 calendar days following, a transaction in the same security for a client account managed by that Portfolio Manager without a special exemption. See "Exemptive Procedures for Personal Trading" below.

                                    Portfolio Managers include all designated portfolio managers and other investment professionals that have portfolio management responsibilities for client accounts or who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts involved in Research Equity portfolios.

                                    2

                                    Short Term Trading

                                    No Employee may take a "short term trading" profit with respect to a Covered Transaction, which means a sale, closing of a short position or expiration of an option at a gain within 60 calendar days of its purchase (beginning on trade date plus one), without a special exemption. See "Exemptive Procedures for Personal Trading" on page 14. The 60-day trading prohibition does not apply to transactions resulting in a loss.

                                    An Employee engaging in mutual fund
                                    investments must ensure that all investments and transactions in open-end mutual funds, including funds organized outside the US, comply with the funds' rules regarding purchases, redemptions, and exchanges.

                                    3

                                    Securities of Brokerage Firms

                                    An Employee engaged in Global Trading and an Employee with portfolio management responsibility for client accounts may not engage in personal transactions involving any equity or debt securities of any company whose primary business is that of a broker/dealer. A company is deemed to be in the primary business as a broker/dealer if it derives more than 15 percent of its gross revenues from broker/dealer related activities.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    4

                                    Short Sales, Options and Margin Transactions

                                    THE CODE STRONGLY DISCOURAGES SHORT SALES,
                                    OPTIONS AND MARGIN TRANSACTIONS. Subject to pre-clearance, an Employee may engage in short sales, options and margin transactions, however, an Employee engaging in such transactions should recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as noted above. These types of activities are risky not only because of the nature of the transactions, but also because action necessary to close out a position may become prohibited under the Code while the position remains open. FOR EXAMPLE, YOU MAY NOT BE ABLE TO CLOSE OUT SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In specific cases of hardship, an exception may be granted by the Chief Compliance Officer or the General Counsel with respect to an otherwise "frozen" transaction.

                                    Particular attention should be paid to
                                    margin transactions. An Employee should
                                    understand that brokers of such transactions generally have the authority to automatically sell securities in the Employee's brokerage account to cover a margin call. Such sale transactions will be in violation of the Code unless they are pre-cleared. An Employee engaging in margin transactions should not expect that exceptions will be granted after the fact for these violations.

                                    5

                                    Derivatives

                                    Transactions in derivative instruments shall be restricted in the same manner as the underlying security. An Employee engaging in derivative transactions should also recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as described in more detail in paragraph 4 above.

                                    6

                                    Initial Public Offerings ("IPOs")
                                    No Employee may engage in personal
                                    transactions involving the direct purchase of any security (debt or equity) in an IPO (including initial offerings of closed-end funds). This restriction also includes new issues resulting from spin-offs, municipal securities, and thrift conversions, although in limited cases the purchase of such securities in an offering may be approved by the Chief Compliance Officer or the General Counsel upon determining that approval would not violate any policy reflected in this Code. This restriction does not apply to initial offerings of open-end mutual funds, US government issues or money market instruments.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    7

                                    Private Placements

                                    AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A
                                    PRIVATE PLACEMENT TRANSACTION (INCLUDING
                                    HEDGE FUNDS THAT ARE NOT SPONSORED BY
                                    WELLINGTON MANAGEMENT OR ONE OF ITS
                                    AFFILIATES) UNLESS APPROVAL OF THE CHIEF
                                    COMPLIANCE OFFICER, THE GENERAL COUNSEL OR
                                    THEIR RESPECTIVE DESIGNEES HAS BEEN
                                    OBTAINED. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the investment opportunity due to his or her employment with Wellington Management, and other relevant factors on a case-by-case basis.

                                    8

                                    Exchange Traded Funds ("ETFs") and HOLDRs

                                    AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.

                                    Transactions in exchange traded funds are permitted. However, transactions in exchange traded funds not listed on Appendix A are Covered Transactions that must be pre-cleared and reported. Transactions in exchange traded funds listed on Appendix A are not Covered Transactions and accordingly, are not subject to pre-clearance or reporting.

                                    TRANSACTIONS SUBJECT TO REPORTING ONLY (NO
                                    NEED TO PRE-CLEAR) Pre-clearance is not
                                    required, but reporting is required for
                                    transactions in:

                                    1

                                    Open-end mutual funds and variable insurance products that are managed by Wellington Management or any of its affiliates, INCLUDING FUNDS ORGANIZED OUTSIDE THE US THAT HAVE A STRUCTURE SIMILAR TO THAT OF OPEN-END MUTUAL funds, if held outside of the Wellington Retirement and Pension Plan ("WRPP"). A list of Wellington Managed Funds is available via the Wellington Management intranet.

                                    2

                                    Non-volitional transactions to include:

                                    o        automatic dividend reinvestment and
                                             stock purchase plan acquisitions;
                                    o        transactions that result from a
                                             corporate action applicable to all
                                             similar security holders (such as
                                             splits, tender offers, mergers,
                                             stock dividends, etc.).

                                    3

                                    Gift transactions to include:

                                    o        gifts of securities to an Employee
                                             if the Employee has no control of
                                             the timing;

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    o        gifts of securities from an
                                             Employee to an individual so long
                                             as the recipient of the gift
                                             confirms in writing that the
                                             recipient has no present intention
                                             to sell the securities received
                                             from the Employee;

                                    o        gifts of securities from an
                                             Employee to a not-for-profit
                                             organization. For this purpose, a
                                             not-for-profit organization
                                             includes only those trusts and
                                             other entities exclusively for the
                                             benefit of one or more
                                             not-for-profit organizations and
                                             does not include so-called split
                                             interest trusts (no writing is
                                             required);

                                    o        gifts of securities from an
                                             Employee to other trusts or
                                             investment vehicles, including
                                             charitable lead trusts, charitable
                                             remainder trusts, family
                                             partnerships and family trusts, so
                                             long as the recipient of the gift
                                             confirms in writing that the
                                             recipient has no present intention
                                             to sell the securities received
                                             from the Employee.

                                    Even if the gift of a security from an
                                    Employee does not require pre-clearance
                                    under these rules, a subsequent sale of the security by the recipient of the gift must be pre-cleared and reported IF the Employee is deemed to have a beneficial interest in the security (for example, if the Employee has investment discretion over the recipient or the recipient is a family member living in the same house as the Employee).

                                    TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND
                                    REPORTING

                                    Pre-clearance and reporting is not required for transactions in:

                                    o        US government securities
                                    o        Exchange Traded Funds listed in
                                             Appendix A
                                    o        money market instruments
                                    o        Collective Investment Funds
                                             sponsored by Wellington Trust
                                             Company, na ("trust company pools")
                                    o        hedge funds sponsored by Wellington
                                             Management or any of its affiliates
                                    o        broad-based stock index and US
                                             government securities futures and
                                             options on such futures
                                    o        commodities futures
                                    o        open-end mutual funds and variable
                                             insurance products, including funds
                                             organized outside the US with a
                                             structure similar to that of an
                                             open-end mutual fund, that are not
                                             managed by Wellington Management or
                                             any of its affiliates

EXEMPTIVE PROCEDURE                 In cases of hardship, the Chief Compliance
FOR PERSONAL TRADING                Officer, Global Compliance Manager, the
                                    General Counsel, or their respective
                                    designees can grant exemptions from the
                                    personal trading restrictions in this Code.
                                    The decision will be based on a
                                    determination that a hardship exists and the transaction for which an exemption is requested would not result in a conflict with our clients'

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    interests or violate any other policy
                                    embodied in this Code. Other factors that may be considered include: the size and holding period of the Employee's position in the security, the market capitalization of the issuer, the liquidity of the security, the amount and timing of client trading in the same or a related security, and other relevant factors.

                                    Any Employee seeking an exemption should submit a written request to the Chief Compliance Officer, Global Compliance Manager or the General Counsel, setting forth the nature of the hardship along with any pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an Employee are not likely to be granted.

                                    Records of the approval of exemptions and the reasons for granting exemptions will be maintained by the Compliance Group.


REPORTING AND                       Records of personal securities transactions
CERTIFICATION                       by Employees and their immediate family
REQUIREMENTS                        members will be maintained. All Employees
                                    are subject to the following reporting and certification requirements:

                                    1

                                    Initial Holdings Report

                                    New Employees are required to file an
                                    Initial Holdings Report and a Disciplinary
                                    Action Disclosure form within ten (10)
                                    calendar days of joining the firm. New
                                    Employees must disclose all of their
                                    security holdings in Covered Transactions including private placement securities, and Wellington Managed Funds, at this time. New Employees are also required to disclose all of their brokerage accounts or other accounts holding Wellington Managed Funds (including IRA Accounts, 529 Plans, custodial accounts and 401K Plans outside of
                                    WRPP) at that time, even if the only
                                    securities held in such accounts are mutual funds. Personal trading is prohibited until these reports are filed. The forms can be filed via the COEC that is accessible on the Wellington Management intranet.

                                    PLEASE NOTE THAT YOU DO NOT NEED TO REPORT
                                    MUTUAL FUNDS OR TRUST COMPANY POOLS HELD
                                    WITHIN THE WRPP (THIS INFORMATION WILL BE
                                    OBTAINED FROM THE WRPP ADMINISTRATOR); AND
                                    YOU NEED NOT REPORT WELLINGTON MANAGED FUNDS
                                    THAT ARE MONEY MARKET FUNDS.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics


                                    2

                                    Duplicate Brokerage Confirmations and
                                    Statements for Covered Transactions
                                    Employees may place securities transactions with the broker of their choosing. All Employees must require their securities brokers to send duplicate confirmations of their Covered Transactions and quarterly account statements to the Compliance Group. Brokerage firms are accustomed to providing this service.

                                    To arrange for the delivery of duplicate confirmations and quarterly statements, each Employee must complete a Duplicate Confirmation Request Form for each brokerage account that is used for personal securities transactions of the Employee and each account in which the Employee has a beneficial interest and return the form to the Compliance Group. The form can be obtained from the Compliance Group. The form must be completed and returned to the Compliance Group prior to any transactions being placed with the broker. The Compliance Group will process the request with the broker in order to assure delivery of the confirmations and quarterly statements directly to the Compliance Group and to preserve the confidentiality of this information. When possible, the duplicate confirmation requirement will be satisfied by electronic means. Employees should not send the completed forms to their brokers directly.

                                    If under local market practice, brokers are not willing to deliver duplicate confirmations and/or quarterly statements to the Compliance Group, it is the Employee's responsibility to provide promptly the Compliance Group with a duplicate confirmation (either a photocopy or facsimile) for each trade and quarterly statement.

                                    3

                                    Duplicate Annual Statements for Wellington
                                    Managed Funds. Employees must provide
                                    duplicate Annual Statements to the
                                    Compliance Group with respect to their
                                    holdings in Wellington Managed Funds.

                                    4

                                    Quarterly Reporting of Transactions and
                                    Brokerage Accounts SEC rules require that a quarterly record of all personal securities transactions be submitted by each person subject to the Code's requirements within 30 calendar days after the end of each calendar quarter and that this record be available for inspection. To comply with these SEC rules, every Employee must file a quarterly personal securities transaction report electronically utilizing the COEC accessible to all Employees via the Wellington Management intranet by this deadline.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    AT THE END OF EACH CALENDAR QUARTER,
                                    EMPLOYEES WILL BE REMINDED OF THE SEC FILING
                                    REQUIREMENT. AN EMPLOYEE THAT FAILS TO FILE
                                    WITHIN THE SEC'S 30 CALENDAR DAY DEADLINE
                                    WILL, AT A MINIMUM, BE PROHIBITED FROM
                                    ENGAGING IN PERSONAL TRADING UNTIL THE
                                    REQUIRED FILINGS ARE MADE AND MAY GIVE RISE
                                    TO OTHER SANCTIONS.

                                    Transactions during the quarter as
                                    periodically entered via the COEC by the Employee are displayed on the Employee's reporting screen and must be affirmed if they are accurate. Holdings not acquired through a broker and certain holdings that were not subject to pre-clearance (as described below) must also be entered by the Employee.

                                    ALL EMPLOYEES ARE REQUIRED TO SUBMIT A
                                    QUARTERLY REPORT, EVEN IF THERE WERE NO
                                    REPORTABLE TRANSACTIONS DURING THE QUARTER.
                                    THE QUARTERLY REPORT MUST INCLUDE
                                    TRANSACTION INFORMATION REGARDING:
                                    o        all Covered Transactions (as
                                             defined on page 8);
                                    o        all Wellington Managed Funds (as
                                             defined on page 5);
                                    o        any new brokerage account
                                             established during the quarter
                                             including the name of the broker,
                                             dealer or bank and the date the
                                             account was established;
                                    o        non-volitional transactions (as
                                             described on page 13); and
                                    o        gift transactions (as described on
                                             page 13).

                                    Transactions in Wellington Managed Funds and non-volitional transactions must be reported even though pre-clearance is not required. For non-volitional transactions, the nature of the transaction must be clearly specified in the report. Non-volitional transactions include automatic dividend reinvestment and stock purchase plan acquisitions, gifts of securities to and from the Employee, and transactions that result from corporate actions applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends).

                                    5

                                    Annual Holdings Report

                                    SEC Rules also require that each Employee file, on an annual basis, a schedule indicating their personal securities holdings as of December 31 of each year by the following February 14th. SEC Rules require that this report include the title, number of shares and principal amount of each security held in an Employee's personal account and the accounts for which the Employee has a beneficial interest, and the name of any broker, dealer or bank with whom the Employee maintains an account. "Securities" for purposes of this report are Covered Transactions, Wellington Managed Funds and those that must be reported as indicated in the prior section.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    Employees are also required to disclose all of their brokerage accounts at this time, even if the only securities held in such accounts are mutual funds.

                                    6

                                    Quarterly Certifications

                                    As part of the quarterly reporting process on the COEC, Employees are required to confirm their compliance with the provisions of this Code of Ethics. In addition, each Employee is also required to identify any issuer for which the Employee owns more than 0.5% of the outstanding securities.

                                    7

                                    Annual Certifications

                                    As part of the annual reporting process on the COEC, each Employee is required to certify that:

                                    o        The Employee has read the Code and
                                             understands its terms and
                                             requirements;
                                    o        The Employee has complied with the
                                             Code during the course of his or
                                             her association with the firm;
                                    o        The Employee has disclosed and
                                             reported all personal securities
                                             transactions and brokerage accounts
                                             required to be disclosed or
                                             reported;
                                    o        The Employee will continue to
                                             comply with the Code in the future;
                                    o        The Employee will promptly report
                                             to the Compliance Group, the
                                             General Counsel, or the Chair of
                                             the Ethics Committee any violation
                                             or possible violation of the Code
                                             of which the Employee becomes
                                             aware; and
                                    o        The Employee understands that a
                                             violation of the Code may be
                                             grounds for disciplinary action or
                                             termination and may also be a
                                             violation of federal and/or state
                                             securities laws.

                                    8

                                    Review of Reports and Additional Requests

                                    All reports filed in accordance with this section will be maintained and kept confidential by the Compliance Group. Such reports will be reviewed by the Chief Compliance Officer or his/her designee. The firm may request other reports and certifications from Employees as may be deemed necessary to comply with applicable regulations and industry best practices.

GIFTS, TRAVEL AND                   Occasionally, an Employee may be offered
ENTERTAINMENT                       gifts or entertainment opportunities by
                                    clients, brokers, vendors or other
                                    organizations with whom the firm transacts

OPPORTUNITIES, AND                  business. The giving and receiving of gifts
SENSITIVE PAYMENTS                  and opportunities to travel and attend
                                    entertainment events from such sources are subject to the general

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    principles outlined below and are permitted only under the circumstances specified in this section of the Code.

                                    1

                                    GENERAL PRINCIPLES APPLICABLE TO GIFTS,
                                    TRAVEL AND ENTERTAINMENT OPPORTUNITIES, AND
                                    SENSITIVE PAYMENTS

                                    o        An Employee cannot give or accept a
                                             gift or participate in an
                                             entertainment opportunity if the
                                             frequency and/or value of the gift
                                             or entertainment opportunity may be
                                             considered excessive or
                                             extravagant.
                                    o        An Employee cannot give or receive
                                             a gift, travel and entertainment
                                             opportunity or sensitive payment
                                             if, in doing so, it would create or
                                             appear to create a conflict with
                                             the interests of our clients or the
                                             firm, or have a detrimental impact
                                             on the firm's reputation.
                                    o        With regard to gifts and
                                             entertainment opportunities covered
                                             and permitted under the Code, under
                                             no circumstances is it acceptable
                                             for an Employee to resell a gift or
                                             ticket to an entertainment event.

                                    2

                                    ACCEPTING GIFTS

                                    The only gift (other than entertainment
                                    tickets) that may be accepted by an Employee is a gift of nominal value (i.e. a gift whose reasonable value is no more than $100) and promotional items (e.g. pens, mugs, t-shirts and other logo bearing items). Under no circumstances may an Employee accept a gift of cash, including a cash equivalent such as a gift certificate, bond, security or other items that may be readily converted to cash.

                                    Acceptance of a gift that is directed to Wellington Management as a firm should be cleared with the Employee's Business Manager. Such a gift, if approved, will be accepted on behalf of, and treated as the property of, the firm.

                                    If an Employee receives a gift that is
                                    prohibited under the Code, it must be
                                    declined or returned in order to protect the reputation and integrity of Wellington Management. Any question as to the appropriateness of any gift should be directed to the Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee.

                                    3

                                    ACCEPTING TRAVEL AND ENTERTAINMENT
                                    OPPORTUNITIES AND TICKETS Wellington
                                    Management recognizes that occasional
                                    participation in entertainment opportunities with representatives from organizations with whom the firm transacts business, such as clients, brokers, vendors or other

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    organizations, can be useful relationship building exercises. Examples of such entertainment opportunities are: lunches, dinners, cocktail parties, golf outings or regular season sporting events.

                                    Accordingly, OCCASIONAL participation by an
                                    Employee in such entertainment opportunities for legitimate business purposes is permitted provided that:
                                    o        a representative from the hosting
                                             organization attends the event with
                                             the Employee;
                                    o        the primary purpose of the event is
                                             to discuss business or build a
                                             business relationship;
                                    o        the Employee demonstrates high
                                             standards of personal behavior;
                                    o        participation complies with the
                                             following requirements for
                                             entertainment tickets, lodging, car
                                             and limousine services, and air
                                             travel.

                                    ENTERTAINMENT TICKETS

                                    An Employee occasionally may accept ONE
                                    TICKET to an entertainment event ONLY IF THE
                                    HOST WILL ATTEND THE EVENT WITH THE EMPLOYEE
                                    AND THE FACE VALUE OF THE TICKET OR ENTRANCE
                                    FEE IS $200 OR LESS, not including the value of food that may be provided to the Employee before, during, or after the event. An Employee is required to obtain prior approval from his or her Business Manager before accepting any other entertainment opportunity.

                                    An Employee is strongly discouraged from participating in the following situations and may not participate unless prior approval from his/her Business Manager is obtained:

                                    o        the entertainment ticket has a face
                                             value above $200; if approved by a
                                             Business Manager, the Employee is
                                             required to reimburse the host for
                                             the full face value of the ticket;
                                    o        the Employee wants to accept more
                                             than one ticket; if approved by a
                                             Business Manager, the Employee is
                                             required to reimburse the host for
                                             the aggregate face value of the
                                             tickets regardless of each ticket's
                                             face value;
                                    o        the entertainment event is unusual
                                             or high profile (e.g., a major
                                             sporting event); if approved by a
                                             Business Manager, the Employee is
                                             required to reimburse the host for
                                             the full face value of the ticket
                                             regardless of what the face value
                                             might be;
                                    o        the host has extended an invitation
                                             to the entertainment event to
                                             numerous Employees.

                                    Business Managers must clear their own
                                    participation in the above situations with the Chief Compliance Officer or Chair of the Ethics Committee.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    EACH EMPLOYEE MUST FAMILIARIZE
                                    HIMSELF/HERSELF WITH, AND ADHERE TO, ANY
                                    ADDITIONAL POLICIES AND PROCEDURES REGARDING
                                    ENTERTAINMENT OPPORTUNITIES AND TICKETS THAT
                                    MAY BE ENFORCED BY HIS/HER BUSINESS MANAGER.

                                    LODGING

                                    An Employee is not permitted to accept a gift of lodging in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own lodging expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which lodging is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the lodging, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Lodging connected to an Employee's business travel will be paid for by Wellington.

                                    CAR AND LIMOUSINE SERVICES

                                    An Employee must exercise reasonable
                                    judgment with respect to accepting rides in limousines and with car services. Except where circumstances warrant (e.g., where safety is a concern), an Employee is discouraged from accepting limousine and car services paid for by a host when the host is not present.

                                    AIR TRAVEL

                                    An Employee is not permitted to accept a gift of air travel in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own air travel expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which air travel is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the air travel, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Use of private aircraft or charter flights arranged by the host for entertainment related travel is prohibited. Air travel that is connected to an Employee's business travel will be paid for by Wellington Management.

                                    4

                                    SOLICITATION OF GIFTS, CONTRIBUTIONS, OR
                                    SPONSORSHIPS An Employee may not solicit gifts, entertainment tickets, gratuities, contributions (including charitable contributions), or sponsorships from brokers, vendors, clients or companies in which the firm invests or conducts research. Similarly, an Employee is prohibited from making such requests through Wellington

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    Management's Trading Department or any other
                                    Wellington Management Department or employee
                                    (this prohibition does not extend to
                                    personal gifts or offers of Employee owned tickets between Employees).

                                    5

                                    GIVING GIFTS (other than Entertainment
                                    Opportunities) In appropriate circumstances, it may be acceptable for the firm or its Employees to extend gifts to clients or others who do business with Wellington Management. Gifts of cash (including cash equivalents such as gift certificates, bonds, securities or other items that may be readily converted to cash) or excessive or extravagant gifts, as measured by the total value or quantity of the gift(s), are prohibited. Gifts with a face value in excess of $100 must be cleared by the Employee's Business Manager.

                                    An Employee should be certain that the gift does not give rise to a conflict with client interests, or the appearance of a conflict, and that there is no reason to believe that the gift violates any applicable code of conduct of the recipient. Gifts are permitted only when made in accordance with applicable laws and regulations, and in accordance with generally accepted business practices in the various countries and jurisdictions where Wellington Management does business.

                                    6

                                    GIVING ENTERTAINMENT OPPORTUNITIES

                                    An Employee is not permitted to source
                                    tickets to entertainment events from
                                    Wellington Management's Trading Department or any other Wellington Management Department or employee, brokers, vendors, or other organizations with whom the firm transacts business (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees). Similarly, an Employee is prohibited from sourcing tickets on behalf of clients or prospects from ticket vendors.

                                    CLIENT EVENTS AND ENTERTAINMENT ORGANIZED,
                                    HOSTED AND ATTENDED BY ONE OR MORE
                                    WELLINGTON MANAGEMENT EMPLOYEES ARE NOT
                                    SUBJECT TO THIS PROHIBITION AND ARE OUTSIDE
                                    THE SCOPE OF THIS CODE.

                                    7

                                    SENSITIVE PAYMENTS

                                    An Employee may not participate on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    o        Use of the firm's name or funds to
                                             support political candidates or
                                             issues, or elected or appointed
                                             government officials;
                                    o        Payment or receipt of bribes,
                                             kickbacks, or payment or receipt of
                                             any money in violation of any law
                                             applicable to the transaction;
                                    o        Payments to government officials or
                                             government employees that are
                                             unlawful or otherwise not in
                                             accordance with regulatory rules
                                             and generally accepted business
                                             practices of the governing
                                             jurisdiction.

                                    An Employee making contributions or payments of any kind may do so in his/her capacity as an individual, but may not use or in any way associate Wellington Management's name with such contributions or payments (except as may be required under applicable law). Employees should be mindful of these general principals when making donations to charities sponsored by clients.

                                    8

                                    QUESTIONS AND CLARIFICATIONS

                                    Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief Compliance Officer, Global Compliance Manager, the General Counsel, or the Chair of the Ethics Committee.

OTHER ACTIVITIES                    Outside Activities

                                    All outside business affiliations (e.g., directorships, officerships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by an Employee's Business Manager and cleared by the Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients' interests. New Employees are required to disclose all outside business affiliations to their Business Manager upon joining the firm. As a general matter, directorships in public companies or companies that may reasonably be expected to become public companies will not be authorized because of the potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours, use of proprietary information and disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Wellington Management and may not use Wellington Management's name.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

                                    Outside Employment

                                    Employees who are officers of the firm may not seek additional employment outside of Wellington Management without the prior written approval of the Human Resources Department. All new Employees are required to disclose any outside employment to the Human Resources Department upon joining the firm.

VIOLATIONS OF THE                   COMPLIANCE WITH THE CODE IS EXPECTED AND
CODE OF ETHICS                      VIOLATIONS OF ITS PROVISIONS ARE TAKEN
                                    SERIOUSLY. Employees must recognize that the Code is a condition of employment with the firm and a serious violation of the Code or related policies may result in dismissal.
                                    Since many provisions of the Code also
                                    reflect provisions of the US securities
                                    laws, Employees should be aware that
                                    violations could also lead to regulatory enforcement action resulting in suspension or expulsion from the securities business, fines and penalties, and imprisonment.

                                    The Compliance Group is responsible for
                                    monitoring compliance with the Code.
                                    Violations or potential violations of the Code will be considered by some combination of the Chief Compliance Officer, the General Counsel, the Chair of the Ethics Committee and the Vice Chair of the Ethics Committee, who will jointly decide if the violation or potential violation should be discussed with the Ethics Committee, the Employee's Business Manager, and/or the firm's senior management. Further, a violation or potential violation of the Code by an Associate or Partner of the firm will be discussed with the Managing Partners. Sanctions for a violation of the Code may be determined by the Ethics Committee, the Employee's Business Manager, senior management, or the Managing Partners depending on the Employee's position at the firm and the nature of the violation.

                                    Transactions that violate the Code's
                                    personal trading restrictions will
                                    presumptively be subject to being reversed and any profit realized from the position disgorged, unless the Employee establishes to the satisfaction of the Ethics Committee that under the particular circumstances disgorgement would be an unreasonable remedy for the violation. If disgorgement is required, the proceeds shall be paid to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics Committee.

                                    Violations of the Code's reporting and
                                    certification requirements will result in a suspension of personal trading privileges and may give rise to other sanctions.

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                        Pte Ltd.
                                    Wellington Global Investment Management Ltd

                                    Code of Ethics

FURTHER INFORMATION                 Questions regarding interpretation of this
                                    Code or questions related to specific
                                    situations should be directed to the Chief
                                    Compliance Officer, the General Counsel or the Chair of the Ethics Committee.

                                    Revised: January 1, 2005

                                                                      Appendix A

Approved Exchange Traded Funds
(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

SYMBOL                                        NAME
RSP                                 Rydex S&P Equal Weighted Index
DGT                                 streetTRACKS Dow Jones US Global Titan
DSG                                 streetTRACKS Dow Jones US Small Cap Growth
DSV                                 streetTRACKS Dow Jones US Small Cap Value
ELG                                 streetTRACKS Dow Jones US Large Cap Growth
ELV                                 streetTRACKS Dow Jones US Large Cap Value
FFF                                 streetTRACKS FORTUNE 500 Index
GLD                                 streetTRACKS Gold Shares
LQD                                 iShares Goldman Sachs $ InvesTop Corporate Bond
SHY                                 iShares Lehman 1-3 Year Treasury
IEF                                 iShares Lehman 7-10 Year Treasury
TLT                                 iShares Lehman 20+ Year Treasury
TIP                                 iShares Lehman TIPs
AGG                                 iShares Lehman Aggregate
EFA                                 iShares MSCI EAFE
EEM                                 iShares MSCI Emerging Markets
NY                                  iShares NYSE 100
NYC                                 iShares NYSE Composite
IJH                                 iShares S&P MidCap 400 Index Bond
IJJ                                 iShares S&P Midcap 400/BARRA Value
IJK                                 iShares S&P Midcap/BARRA Growth
IJR                                 iShares S&P SmallCap 600 Index Fund
IJS                                 iShares S&P SmallCap 600/BARRA Value
IJT                                 iShares S&P SmallCap 600/BARRA Growth
IOO                                 iShares S&P Global 100
OEF                                 iShares S&P 100 Index Fund
ISI                                 iShares S&P 1500
IVE                                 iShares S&P 500/BARRA Value Index Fund
IVV                                 iShares S&P 500 Index Fund
IVW                                 iShares S&P 500/BARRA Growth Index Fund
IWB                                 iShares Russell 1000 Index Fund
IWD                                 iShares Russell 1000 Value Index Fund
IWF                                 iShares Russell 1000 Growth Index Fund
IWM                                 iShares Russell 2000
IWN                                 iShares Russell 2000 Value
IWO                                 iShares Russell 2000 Growth
IWP                                 iShares Russell Midcap Growth
IWR                                 iShares Russell Midcap
IWS                                 iShares Russell Midcap Value
IWV                                 iShares Russell 3000 Index Fund
IWW                                 iShares Russell 3000 Value
IWZ                                 iShares Russell 3000 Growth
IYY                                 iShares Dow Jones U.S. Total Market Index Fund

                                                                      Appendix A

Approved Exchange Traded Funds

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

JKD                                 iShares Morningstar Large Core
JKE                                 iShares Morningstar Large Growth
JKF                                 iShares Morningstar Large Value
JKG                                 iShares Morningstar Mid Core
JKH                                 iShares Morningstar Mid Growth
JKI                                 iShares Morningstar Mid Value
JKJ                                 iShares Morningstar Small Core
JKK                                 iShares Morningstar Small Growth
JKL                                 iShares Morningstar Small Value
VB                                  Vanguard Small Cap VIPERs
VBK                                 Vanguard Small Cap Growth VIPERs
VBR                                 Vanguard Small Cap Value VIPERs
VO                                  Vanguard MidCap VIPERs
VTI                                 Vanguard Total Stock Market VIPERs
VTV                                 Vanguard Value VIPERs
VUG                                 Vanguard Growth VIPERs
VXF                                 Vanguard Extended Market VIPERs
VV                                  Vanguard Large Cap VIPERs





This appendix may be amended at the discretion of the Ethics Committee


Dated January 1, 2006

                                                                      Appendix B

Personal Securities Transactions

--------------------------------------------------------------------------------
YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government)
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A*
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (including hedge funds NOT managed by WMC) Limited Liability Company Interests (including hedge funds NOT managed by WMC) Options on Securities Warrants Rights
--------------------------------------------------------------------------------
YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.) Open-end Mutual Funds (other than money market funds) and variable insurance products advised or
sub-advised by WMC, including offshore funds ("Wellington Managed Funds") Transactions in the following ETFs: DIA, QQQQ,SPY,MDY*
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security
--------------------------------------------------------------------------------
YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by
   GNMA & PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government Commodities Futures
Foreign Currency Transactions
--------------------------------------------------------------------------------

*Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

                                                                      Appendix B

Personal Securities Transactions

--------------------------------------------------------------------------------
PROHIBITED TRANSACTIONS:
--------------------------------------------------------------------------------
HOLDRS
Initial Public Offerings ("IPOs")
--------------------------------------------------------------------------------


This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006

                                                                      Appendix C

Gifts and Entertainment

------------------------------------- ----------------------------------- -----------------------------------
                                      PERMITTED                           RESTRICTIONS
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING AN INDIVIDUAL GIFT          Gifts with a value of $100 or       Gifts of cash, gift certificates
                                      less are generally permitted.       or other item readily convertible
                                                                          to cash cannot be accepted.
                                                                          Gifts valued at over $100 cannot
                                                                          be accepted.
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING A FIRM GIFT                                                     Employee's Business Manager must
                                                                          approve prior to accepting.
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING ENTERTAINMENT               Permissible only if participation   Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS             is occasional, host is present,     or entrance fee with face value
                                      event has a legitimate business     over $200, more than one ticket,
                                      purpose, ticket or entrance fee     ticket to high profile or unusual
                                      has face value of $200 or less,     event, or event where numerous
                                      event is not unusual or high        Wellington Employees are invited.
                                      profile or could not be deemed      Business Manager approval
                                      excessive.                          required for above situations and
                                                                          Employee must pay for ticket.
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING LODGING                     Employee cannot accept gift of      Employee must pay cost of lodging
                                      lodging                             in connection with any
                                                                          entertainment opportunity.
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING CAR/LIMO SERVICE            Exercise reasonable judgment and    Discouraged from accepting when
                                      host must be present.               host is not present unless safety
                                                                          is a concern
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING AIR TRAVEL- COMMERCIAL      Employee cannot accept gift of      Employee must pay air travel
                                      air travel                          expenses in connection with any
                                                                          entertainment opportunity.
------------------------------------- ----------------------------------- -----------------------------------
ACCEPTING AIR TRAVEL - PRIVATE        Employee cannot accept gift of      Employee cannot accept gift of
                                      private air travel.                 private air travel.
------------------------------------- ----------------------------------- -----------------------------------
GIVING GIFTS                          Gifts to clients valued at $100     Gifts valued at over $100 require
                                      or less are acceptable provided     approval of employee's Business
                                      gift is not cash or cash            Manager.
                                      equivalent.
------------------------------------- ----------------------------------- -----------------------------------
GIVING ENTERTAINMENT OPPORTUNITIES                                        Employees cannot source tickets on
                                                                          behalf of clients from other
                                                                          employees or from ticket vendors.
------------------------------------- ----------------------------------- -----------------------------------

                ADVISORY EMPLOYEE INVESTMENT TRANSACTION POLICY
                -----------------------------------------------

                                       For

                     BLACKROCK INVESTMENT ADVISER COMPANIES





                                                       Revised February 1, 2005

                                     C-95-1

                 ADVISORY EMPLOYEE INVESTMENT TRANSACTION POLICY
                                TABLE OF CONTENTS


TABLE OF CONTENTS...........................................................  i
I. PREAMBLE.................................................................  1
         A. General Principles..............................................  1
         B. The General Scope of the Policy's Application to Personal
                  Investment Transactions.................................... 4
         C. The Organization of this Policy.................................. 4
         D. Questions........................................................ 5
   II. PERSONAL INVESTMENT TRANSACTIONS...................................... 5
         A. In General....................................................... 5
         B. Reporting Obligations............................................ 5
                  1. Use of Broker-Dealers and Futures Commission Merchants.. 5
                  2. Mutual Fund Accounts.................................... 5
                  3. Initial Report.......................................... 6
                  4. New Accounts............................................ 7
                  5. Timely Reporting of Investment Transactions............. 7
                  6. Related Accounts........................................ 7
                  7. Annual Holdings Report.................................. 8
                  8. Exemptions from Investment Transaction Reporting........ 8
                  9. Consultants............................................. 9
         C. Prohibited or Restricted Investment Transactions................. 9
                  1. Initial Public Offerings................................ 9
                  2. Private Placements......................................10
         D. Investment Transactions Requiring Prior Notification and
                  Clearance..................................................10
                  1. Prior Notification and Clearance Procedure..............10
1.       Transactions, Securities and Futures Contracts Excluded
2.        from Prior Notification and Clearance..............................11
                           (a) Transactions..................................11
                           (b) Securities....................................12
                           (c) Futures Contracts.............................12



                                     C-95-2

         E. Ban on Short-Term Trading Profits................................13
         F. Blackout Periods.................................................13
                  1. Specific Blackout Periods...............................13
                  2. Exemptions from Blackout Restrictions...................14
III.       INSIDE INFORMATION AND SERVICE AS A DIRECTOR......................14
            A.        Inside Information.....................................14
            B.        Service as a Director..................................15
IV. EXEMPTIONS...............................................................16
V. COMPLIANCE................................................................16
         A. Certifications...................................................16
                  1. Upon Receipt of this Policy.............................16
                  2. Annual Certificate of Compliance........................17
         B. Supervisory Procedures...........................................17
                  1. The Compliance Committee................................17
                  2. The Chief Compliance Officer............................17
                  3. Post-Trade Monitoring and Investigations............... 18
                  4. Remedial Actions........................................18
                  5. Reports of Material Violations..........................19
                  6. Reports of Material Changes to the Policy ..............19
                  7. Annual Reports..........................................19
                  8. Records.................................................19
VI. EFFECTIVE DATE...........................................................20

Appendices


I.     Definitions of Capitalized Terms

II.    Acknowledgment of Receipt of the Policy

III.   Annual Certification of Compliance with the Policy

III-A. Annual Holdings Report

IV.    Initial Report of Accounts

V-A. Request for Duplicate Broker Reports (For persons not associated with BlackRock Investments, Inc.)

V-B. Request for Duplicate Broker Reports (For persons associated with BlackRock Investments, Inc.)

VI.    Investment Transaction Prior Notification Form

VII.   Fully Discretionary Account Form

VIII.  Third-Party Mutual Funds Advised by BlackRock



                                     C-95-3

                 ADVISORY EMPLOYEE INVESTMENT TRANSACTION POLICY
                   FOR BLACKROCK INVESTMENT ADVISER COMPANIES

I.   PREAMBLE

     A.   General Principles

 This amended and revised Advisory Employee Investment Transaction Policy (the "Policy") is based on the principle that you, as an Advisory Employee of an Advisor under the control of BlackRock, Inc. ("BlackRock"), owe a fiduciary duty of undivided loyalty to the registered investment companies, institutional investment clients, personal trusts and estates, guardianships, employee benefit trusts, and other Advisory Clients which that Advisor serves.(1) Accordingly, you must avoid transactions, activities, and relationships that might interfere or appear to interfere with making decisions in the best interests of those Advisory Clients.

 At all times, you must observe the following GENERAL PRINCIPLES:

(1) This Policy uses a number of CAPITALIZED TERMS, e.g., Advisor, Advisory Client, Advisory Employee, Beneficial Ownership, Non-Reportable Security, Fixed Income Securities, Fully Discretionary Account, Futures Contract, Immediate Family, Investment Transaction, Personal Account, Portfolio Employee, Portfolio Manager, Related Account, and Security. The first time a capitalized term is used, a definition is stated in the text or in a footnote. The full definitions of these capitalized terms are set forth in Appendix I. TO UNDERSTAND YOUR RESPONSIBILITIES UNDER THE POLICY, IT IS IMPORTANT THAT YOU REVIEW AND UNDERSTAND ALL OF THE DEFINITIONS OF CAPITALIZED TERMS IN APPENDIX I. As indicated in Appendix I:

The term "ADVISOR" means any entity under the control of BlackRock, whether now in existence or formed after the date hereof, that is registered as (i) an investment advisor under the Investment Advisers Act of 1940, as amended, or
(ii) a broker-dealer under the Securities Exchange Act of 1934, as amended, other than any such investment advisor or broker-dealer that has adopted its own employee investment transaction policy.

The term "ADVISORY CLIENT" means an investment company, whether or not registered with any regulatory authority, an institutional investment client, a personal trust or estate, a guardianship, an employee benefit trust, or another client with which the Advisor by which you are employed or with which you are associated has an investment management, advisory or sub-advisory contract or relationship.


                                     C-95-4

The term "ADVISORY EMPLOYEE" means an officer, director, or employee of an Advisor, or any other person identified as a "control person" on the Form ADV or the Form BD filed by the Advisor with the U.S. Securities and Exchange Commission, (1) who, in connection with his or her regular functions or duties, generates, participates in, or obtains information regarding that Advisor's purchase or sale of a Security by or on behalf of an Advisory Client; (2) whose regular functions or duties relate to the making of any recommendations with respect to such purchases or sales; (3) who obtains information or exercises influence concerning investment recommendations made to an Advisory Client of that Advisor; (4) who has line oversight or management responsibilities over employees described in (1), (2) or (3), above; or (5) who has access to non-public information regarding any Advisory Clients' purchase or sale of securities or non-public information regarding the portfolio holdings of any fund for which an Advisor serves as an investment adviser or any fund whose investment adviser or principal underwriter controls, is controlled by, or is under common control with BlackRock.

     1. YOU MUST PLACE THE INTERESTS OF ADVISORY CLIENTS FIRST. As a fiduciary you must scrupulously avoid serving your own personal interests ahead of the interests of Advisory Clients. You must adhere to this general fiduciary principle as well as comply with the Policy's specific provisions. Technical compliance with the Policy will not automatically insulate from scrutiny any Investment Transaction(2) that indicates an abuse of your fiduciary duties or that creates an appearance of such abuse.

          Your fiduciary obligation applies not only to your personal Investment Transactions but also to actions taken on behalf of Advisory Clients. In particular, you may not cause an Advisory Client to take action, or not to take action, for your personal benefit rather than for the benefit of the Advisory Client. For example, you would violate this Policy if you caused an Advisory Client to purchase a Security you owned for the purpose of increasing the value of that Security. If you are a Portfolio Employee,(3) you would also violate this Policy if you made a personal investment in a Security that might be an appropriate investment for an Advisory Client without first considering the Security as an investment for the Advisory Client.

(2) For purposes of this Policy, the term "INVESTMENT TRANSACTION" means any transaction in a Security or Futures Contract in which you have, or by reason of the transaction will acquire, a Beneficial Ownership interest. The exercise of an option to acquire a Security or Futures Contract is an Investment Transaction in that Security or Futures Contract.

   As a GENERAL MATTER, the term "SECURITY" means any stock, note, bond, share issued by an investment company (including both open-end and closed-end investment companies) advised or sub-advised by BlackRock or an affiliate of BlackRock ("BlackRock Funds") , debenture or other evidence of indebtedness (including any loan participation or assignment), limited partnership interest or investment contract OTHER THAN A NON-REPORTABLE SECURITY (as defined below). The term "Security" includes an OPTION on a Security, an index of Securities, a currency or a basket of currencies, including such an option traded on the Chicago Board of Options Exchange or on the New York, American, Pacific or Philadelphia Stock Exchanges as well as such an option traded in the over-the-counter market. The term "Security" does NOT include a physical commodity or a Futures Contract, but it may include an interest in a limited liability company (LLC) or in a private investment fund.

                                     C-95-5

   The term "FUTURES CONTRACT" includes (a) a futures contract and an option on a futures contract traded on a U.S. or foreign board of trade, such as the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Mercantile Exchange, or the London International Financial Futures Exchange (a "Publicly-Traded Futures Contract"), as well as (b) a forward contract, a "swap", a "cap", a "collar", a "floor" and an over-the-counter option (other than an option on a foreign currency, an option on a basket of currencies, an option on a Security or an option on an index of Securities, which fall within the definition of "Security") (a "Privately-Traded Futures Contract").

   As a GENERAL MATTER, you are considered to have a "BENEFICIAL OWNERSHIP" interest in a Security or Futures Contract if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in that Security or Futures Contract. YOU ARE PRESUMED TO HAVE A BENEFICIAL OWNERSHIP INTEREST IN ANY SECURITY OR FUTURES CONTRACT HELD, INDIVIDUALLY OR JOINTLY, BY YOU AND/OR BY A MEMBER OF YOUR IMMEDIATE FAMILY (AS DEFINED BELOW). In addition, unless specifically excepted by the Chief Compliance Officer, or his designee, based on a showing that your interest or control is sufficiently attenuated to avoid the possibility of a conflict, you will be considered to have a Beneficial Ownership interest in a Security or a Futures Contract held by: (1) a JOINT ACCOUNT to which you are a party, (2) a PARTNERSHIP in which you are a general partner, (3) a LIMITED LIABILITY COMPANY in which you are a manager-member, (4) a TRUST in which you or a member of your Immediate Family has a pecuniary interest or (5) an INVESTMENT CLUB in which you are a member.

See Appendix I for more complete definitions of the terms "Beneficial Ownership," "Futures Contract," and "Security."

     2. YOU MUST CONDUCT ALL OF YOUR PERSONAL INVESTMENT TRANSACTIONS IN FULL COMPLIANCE WITH THIS POLICY, THE BLACKROCK, INC. INSIDER TRADING POLICY AND THE OTHER POLICIES OF BLACKROCK (including the policies that prohibit insider trading or that restrict trading in BlackRock or Anthracite). BlackRock encourages you and your family to develop personal investment programs. However, those investment programs must remain within boundaries reasonably necessary to insure that appropriate safeguards exist to protect the interests of our Advisory Clients and to avoid even the APPEARANCE of unfairness or impropriety. Doubtful situations should be resolved in favor of our Advisory Clients and against your personal Investment Transactions.

     3. YOU MUST NOT TAKE INAPPROPRIATE ADVANTAGE OF YOUR POSITION. The receipt of investment opportunities, perquisites, gifts or gratuities from persons seeking to do business, directly or indirectly, with BlackRock, an affiliate, or an Advisory Client could call into question the independence of your business judgment. Doubtful situations should be resolved against your personal interests.



                                     C-95-6

     3. YOU MUST PROMPTLY REPORT ANY VIOLATIONS OF THIS POLICY TO THE CHIEF COMPLIANCE OFFICER OR HIS DESIGNEES. You must report any violation of which you are aware by any person subject to this Policy. The Chief Compliance Officer and the Legal and Compliance Department will keep reports of violations and the identity of those reporting violations strictly confidential. You shall not be subject to any retaliation for reporting a violation in good faith.

 B. The General Scope of The Policy's Application to Personal Investment
                                  Transactions

Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940 requires REPORTING of all personal Investment Transactions in Securities (other than certain "Non-Reportable Securities") by Advisory Employees, whether or not they are Securities that might be purchased or sold by or on behalf of an Advisory Client. This Policy implements that reporting requirement.

However, since a primary purpose of the Policy is to avoid conflicts of interest arising from personal Investment Transactions in Securities and other instruments that are held or might be acquired on behalf of Advisory Clients, this Policy only places RESTRICTIONS on personal Investment Transactions in such investments. This Policy also requires reporting and restricts personal Investment Transactions in certain Futures Contracts which, although they are not Securities, are instruments that Advisors buy and sell for Advisory Clients.

(3) The term "PORTFOLIO EMPLOYEE" means a Portfolio Manager or an Advisory Employee who provides information or advice to a Portfolio Manager with respect to the purchase or sale of securities, who helps execute a Portfolio Manager's decisions, or who directly supervises a Portfolio Manager. The term "PORTFOLIO MANAGER" means any employee of an Advisor who has the authority, whether sole or shared or only from time to time, to make investment decisions or to direct trades affecting an Advisory Client.

Although this Policy applies to all officers, directors and other Advisory Employees of BlackRock, the Policy recognizes that Portfolio Managers, and the other Portfolio Employees who provide Portfolio Managers with advice and who execute their decisions, occupy more sensitive positions than other Advisory Employees, and that it is appropriate to subject their personal Investment Transactions to greater restrictions.



                                     C-95-7

As of the effective date of this amended and revised Policy, this Policy only applies to you if you are an Advisory Employee (which includes Portfolio Employees). You are deemed an Advisory Employee unless you have been positively identified by the Chief Compliance Officer or his designee as not being an Advisory Employee.

 C. THE ORGANIZATION OF THIS POLICY

The remainder of this Policy is divided into four main topics. Section II concerns PERSONAL INVESTMENT TRANSACTIONS. Section III describes restrictions that apply to Advisory Employees who receive INSIDE INFORMATION or seek to serve on a BOARD OF DIRECTORS OR SIMILAR GOVERNING BODY. Section IV outlines the procedure for seeking case-by-case exemptions from the Policy's requirements.
Section V summarizes the methods for ensuring COMPLIANCE under this Policy. In addition, the following APPENDICES are also a part of this Policy:

I.     Definitions of Capitalized Terms

II.    Acknowledgment of Receipt of The Policy

III    Annual Certification of Compliance With The Policy

III-A  Annual Holdings Report

IV.    Initial Report of Accounts

V.     Request For Duplicate Broker Reports

VI.    Investment Transaction Prior Notification Form

VII.   Fully Discretionary Account Form




                                     C-95-8

 D. QUESTIONS

Questions regarding this Policy should be addressed to the Chief Compliance Officer or his designees. If you have any question regarding the interpretation of this Policy or its application to a potential Investment Transaction, you should consult the Chief Compliance Officer (or his designees) before you execute that transaction.

II.  PERSONAL INVESTMENT TRANSACTIONS

     A.   IN GENERAL

 Subject to the limited exclusions described below, you are required to REPORT all Investment Transactions in Securities and Futures Contracts made by you, a member of your Immediate Family, a trust or an investment club in which you have an interest, or on behalf of any account in which you have an interest or which you direct.(4) In addition, you must provide PRIOR NOTIFICATION AND RECEIVE CLEARANCE of certain Investment Transactions in Securities and Futures Contracts that an Advisor holds or may acquire on behalf of an Advisory Client. (A purchase, sale or exercise of an option is a separate Investment Transaction for purposes of these requirements.) The details of these reporting and prior notification requirements are described below.

     B.   REPORTING OBLIGATIONS

          1.   Use of Broker-Dealers And Futures Commission Merchants

YOU MUST REPORT ANY ACCOUNT WITH A REGISTERED BROKER-DEALER, BANK OR FUTURES COMMISSION MERCHANT you use to hold or engage in any purchase or sale of a publicly traded Security or Futures Contract. Where transactions are made directly with the issuer in a direct stock purchase plan or Dividend Reinvestment Plan (DRIP), or with the mutual fund company (with respect to open-end mutual funds), you must report to BlackRock the information regarding any account with a transfer agent or bank executing such transaction. This requirement also applies to any purchase or sale of a Security or Futures Contract in which you have, or by reason of the Investment Transaction will acquire, a Beneficial Ownership interest. Thus, as a general matter, any Securities or Futures Contract transactions by members of your Immediate Family will need to be reported if made through a registered broker-dealer, bank, transfer agent or futures commission merchant.






                                     C-95-9

          2.   MUTUAL FUND ACCOUNTS

         Ownership of Open-End Funds advised or sub-advised by BlackRock:

         All BlackRock employees are required to make any purchases of shares of the open-end BlackRock Funds (except for shares held in the BlackRock 401(k)
Plan) directly through the Fund's transfer agent, PFPC, Inc. ("PFPC"). Upon commencing employment, you must transfer any existing holdings of shares of open-end BlackRock Funds held in any broker-dealer, trust, custodial or other account into an account at PFPC. Transactions in shares of open-end BlackRock Funds are not subject to the prior notification requirements as described in
Section II.D.1 below. In addition, Advisory Employees are required to report Investment Transactions in, and accounts holding, third-party mutual funds advised or SUB-ADVISED by BlackRock. A list of such third-party mutual funds is included in Appendix VIII of this Policy and may be found on the BlackRock intranet site. Employees are not required to report Investment Transactions in mutual funds not advised or subadvised by BlackRock, but employees are required to report the existence of the account.

          3.   INITIAL REPORT

Within 10 days of becoming an Advisory Employee, you must supply to the Chief Compliance Officer, or his designees, copies of the most recent statements, the information contained in which must be current as of a date no more than 45 days prior to commencing employment or becoming subject to this Policy, for each and every Personal Account and Related Account that holds or is likely to hold a Security or Futures Contract in which you have a Beneficial Ownership interest, as well as copies of confirmations for any and all Investment Transactions subsequent to the effective dates of those statements.

(5) These documents should be supplied by attaching them to the form attached hereto as Appendix IV. This requirement includes accounts held directly with the issuer of the Security in the case of direct stock purchase plans and accounts held directly with open-end mutual funds.

(4) The term "IMMEDIATE FAMILY" means any of the following persons who RESIDE IN YOUR HOUSEHOLD OR WHO DEPEND ON YOU FOR BASIC LIVING SUPPORT: your spouse, any child, stepchild, grandchild, parent, stepparent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including any adoptive relationships.




                                     C-95-10

On that same form you should supply the name of any broker-dealer, bank and/or futures commission merchant and the identifying account number for any Personal Account and Related Account that holds or is likely to hold a Security or Futures Contract in which you have a Beneficial Ownership interest for which you CANNOT supply the most recent account statement. You must also certify, where indicated on the form, that the contents of the form and the documents attached thereto disclose all such Personal Accounts and Related Accounts.

 In addition, you must also supply, where indicated on the form, the following information for each Security or Futures Contract in which you have a Beneficial Ownership interest, to the extent that this information is not available from the statements attached to the form:

     a. A description of the Security or Futures Contract, including its name or title;

     b. The quantity (e.g., in terms of numbers of shares, units or contracts, and the principal amount of debt securities) of the Security or Futures Contract;

     c.   The custodian of the Security or Futures Contract;

(5) The term "PERSONAL ACCOUNT" means the following accounts that hold or are likely to hold a Security or Futures Contract in which you have a Beneficial Ownership interest:

o any account in your individual name;

o any joint or tenant-in-common account in which you have an interest or are a participant;

o any account for which you act as trustee, executor, or custodian; and

o any account over which you have investment discretion or have the power (whether or not exercised) to direct the acquisition or disposition of Securities (including BlackRock Funds) or Future Contracts (other than an Advisory Client's account that you manage or over which you have investment discretion), including the accounts of any individual or entity that is managed or controlled directly or indirectly by or through you, such as the account of an investment club to which you belong. There is a presumption that you can control accounts held by members of your Immediate Family sharing the same household. This presumption may be rebutted only by convincing evidence.

The term "RELATED ACCOUNT" means any account, other than a Personal Account, that holds a Security or Futures Contract in which you have a direct or indirect Beneficial Ownership interest (other than an account over which you have no investment discretion and cannot otherwise exercise control) and any account (other than an Advisory Client's account) of any individual or entity to whom you give advice or make recommendations with regard to the acquisition or disposition of Securities (including BlackRock Funds) or Futures Contracts (whether or not such advice is acted upon).



                                     C-95-11

     d. The exchange-ticker symbol or cusip, interest rate and maturity date and, with respect to transactions, the nature of transaction (buy, sale or other type of acquisition or disposition), price and name of broker-dealer, bank or futures commission merchant effecting the transaction.

     4.   NEW ACCOUNTS

Upon the opening of a new Personal Account or a Related Account, or any other account, that holds or is likely to hold a Security, Futures Contract, or Non-Reportable Security in which you have a Beneficial Ownership interest, you must give written notice to the Chief Compliance Officer (or his designee) of the name of the registered broker-dealer, bank or futures commission merchant for that account, the identifying account number for that Personal Account or Related Account and the date that the account was established.

     5.   TIMELY REPORTING OF INVESTMENT TRANSACTIONS

You must cause each broker-dealer, bank or futures commission merchant that maintains a Personal Account or a Related Account that holds a Security or a Futures Contract in which you have a Beneficial Ownership interest to provide to the Chief Compliance Officer (or his designee), on a timely basis, duplicate copies of confirmations of all Investment Transactions in that account and of periodic statements but in no event later than 30 days following the end of a calendar quarter for that account ("Duplicate Broker Reports"). A form for that purpose is attached hereto as Appendix V.

In addition, you must report, on a timely basis, any Investment Transaction in a Security or Futures Contract in which you have or acquired a Beneficial Ownership interest that was made without the use of a broker-dealer, bank or futures commission merchant.

     6.   RELATED ACCOUNTS

The reporting obligations described above also apply to any Related Account (as defined in Appendix I) and to any Investment Transaction in a Related Account.

It is important that you recognize that the definitions of "Personal Account," "Related Account" and "Beneficial Ownership" in Appendix I probably will require you to provide, or to arrange for the broker-dealer, bank or futures commission merchant to furnish, copies of reports for any of these accounts used by or for a member of your Immediate Family or a trust in which you or a member of your Immediate Family has an interest, as well as for any other accounts in which you may have the opportunity, directly or indirectly, to profit or share in the profit derived from any Investment Transaction in that account, including the account of any investment club to which you belong.


                                     C-95-12

     7.   Annual Holdings Report

     You must report to the Chief Compliance Officer, or his designee, on an annual basis holdings of all Securities and Futures Contracts in which you have a Beneficial Ownership interest. This requirement can generally be satisfied by causing each broker-dealer, bank or futures commission merchant that maintains a Personal Account and/or a Related Account or any other account that holds a Security or Futures Contract in which you have a Beneficial Ownership interest to provide to the Chief Compliance Officer (or his designee), on a timely basis, Duplicate Broker Reports in accordance with the requirements under Section II.B.4 above. If you have a Beneficial Ownership interest in a Security or Futures Contract that is not held in an account with a broker-dealer, bank or a futures commission merchant or other custodian from whom the Chief Compliance Officer (or his designee) receives a periodic statement of your Personal Account and/or Related Accounts, you must complete the Annual Holdings Report attached hereto as Appendix III-A and submit it to the Chief Compliance Officer (or his designee) at the time you make your Annual Certification of Compliance in accordance with the requirements under Section V.A.2 of this Policy. The information in the Annual Holdings Report must be current as of a date no more than 45 days before the report is submitted.

You must supply, where indicated on the form, the following information for each Security or Futures Contract for which you had any Beneficial Ownership interest:

a. A description of the Security or Futures Contract, including its name or title;

b. The quantity (e.g., in terms of numbers of shares, units or contracts, and the principal amount of debt securities) of the Security or Futures Contract;

c.   The custodian of the Security or Futures Contract; and

d. The exchange-ticker symbol or cusip, and for debt securities the interest rate and maturity date.

The reporting requirements of this Section 7 do not apply to any Security issued by the Advisor or BlackRock, Inc. or to shares of PNC Financial Services Group Inc. that are held in BlackRock's 401(k) Plan, including securities issued by an investment company sponsored by the Advisor that is exempt from registration under the Investment Company Act of 1940, as amended, or securities of commingled investment vehicles sponsored by the Advisor.



                                     C-95-13

     8.   EXEMPTIONS FROM INVESTMENT TRANSACTION REPORTING

You need not report Investment Transactions in any account, including a Fully Discretionary Account,(6) over which neither you nor an Immediate Family Member has or had any direct or indirect influence or control. For example, Investment Transactions in the account of your spouse in an employee benefit plan would not have to be reported if neither you nor your spouse has any influence or control over those Investment Transactions.

(6) The term "FULLY DISCRETIONARY ACCOUNT" means a Personal Account or Related Account managed or held by a broker-dealer, futures commission merchant, investment advisor or trustee as to which neither you nor an Immediate Family
Member: (a) exercises any investment discretion; (b) suggests or receives notice of transactions prior to their execution; and (c) otherwise has any direct or indirect influence or control. In addition, to qualify as a Fully Discretionary Account, the individual broker, registered representative or merchant responsible for that account must not be responsible for nor receive advance notice of any purchase or sale of a Security or Futures Contract on behalf of an Advisory Client. To qualify an account as a Fully Discretionary Account, the Chief Compliance Officer, or his designee must receive and approve a written notice, in the form attached hereto as Appendix VII, that the account meets the foregoing qualifications as a Fully Discretionary Account. You are not permitted to invest in securities issued, sponsored or managed by BlackRock, Inc. or its investment advisory companies, its parent, subsidiaries or affiliates, including The PNC Financial Services Group, Inc., any investment advisory company or broker-dealer affiliated with BlackRock, Inc., Anthracite Capital, Inc. ("Anthracite") or any closed-end BlackRock Fund, in a Fully Discretionary Account.)

You also need not report Investment Transactions in Non-Reportable Securities nor need you furnish, or require a broker-dealer or futures commission merchant to furnish, copies of confirmations of Investment Transactions in Non-ReportableSecurities.(7) This includes, but is not limited to, Investment Transactions in U.S. Government securities, money market interests, or shares in registered open-end investment companies (i.e., mutual funds) not advised or sub-advised by BlackRock or its affiliates and shares of unit investment trusts that invest exclusively in open-end funds, none of which are advised or sub-advised by BlackRock or an affiliate of BlackRock.

     9.   CONSULTANTS

     Consultants may be required to comply with the Policy depending on the nature of the work they perform for BlackRock and the sensitivity of the information used by the consultants to perform their duties. The Chief Compliance Officer or his designee will determine whether a particular consultant is to be included under the Policy.


                                     C-95-14

     C.   PROHIBITED OR RESTRICTED INVESTMENT TRANSACTIONS

     1.   INITIAL PUBLIC OFFERINGS

As an Advisory Employee, you may not acquire Beneficial Ownership of any Security in an initial public offering, except that, with the approval of the Compliance Committee and the General Counsel of BlackRock, you may acquire Beneficial Ownership of a Security in an initial public offering directed or sponsored by BlackRock. For purposes of this Policy, an initial public offering shall not include the purchase of a Security in an initial public offering by
(i) a savings bank to its depositors, (ii) a mutual insurance company to its policyholders, (iii) an issuer of debt securities (other than debt securities convertible into common or preferred stock) or (iv) a building society to its depositors.

(7) The term "NON-REPORTABLE SECURITY" means any Security (as defined in Appendix I) not included within the definition of Security in SEC Rule 17j-1(a)(4) under the Investment Company Act of 1940, as amended, or within the definition of Reportable Security in Rule 204A-1(e)(10) under the Investment Advisers Act of 1940, as amended, including:

1.   A direct obligation of the Government of the United States;

2.   Shares of money market funds;

3. Shares of registered open-end investment companies, other than those for which BlackRock or an affiliate of BlackRock acts as investment adviser or subadviser;

4. High quality short-term debt instruments, including, but not limited to, bankers' acceptances, bank certificates of deposit, commercial paper and repurchase agreements;

5. Shares of authorized unit trusts, open-end investment companies (OEICs), other than those for which BlackRock or an affiliate of BlackRock acts as investment adviser or subadviser, and direct obligations of the Government of the United Kingdom.


6. Shares of unit investment trusts that are invested exclusively in one or more registered open-end investment companies, none of which are advised by BlackRock or an affiliate of BlackRock.

See Appendix I for a more complete definition of "Non-Reportable Security."






                                     C-95-15

     2.   Private Placements

If you are a Portfolio Employee, you may not acquire Beneficial Ownership of any Security in a private placement, or subsequently sell that interest, unless you have received the prior written approval of the Chief Compliance Officer (or his designee) and of any supervisor designated by the Chief Compliance Officer. Approval will not be given unless a determination is made that the investment opportunity should not be reserved for one or more Advisory Clients, and that the opportunity to invest has not been offered to you by virtue of your position with an Advisor.

IF YOU HAVE ACQUIRED BENEFICIAL OWNERSHIP OF SECURITIES IN A PRIVATE PLACEMENT, YOU MUST DISCLOSE THAT INVESTMENT TO YOUR SUPERVISOR WHEN YOU PLAY A PART IN ANY CONSIDERATION OF ANY INVESTMENT BY AN ADVISORY CLIENT IN THE ISSUER OF THE SECURITIES, AND ANY DECISION TO MAKE SUCH AN INVESTMENT MUST BE INDEPENDENTLY REVIEWED BY A PORTFOLIO MANAGER WHO DOES NOT HAVE A BENEFICIAL OWNERSHIP INTEREST IN ANY SECURITIES OF THE ISSUER.

     D.   INVESTMENT TRANSACTIONS REQUIRING PRIOR NOTIFICATION AND CLEARANCE

You must give prior notification to the Chief Compliance Officer (or his designee) and receive clearance of ANY Investment Transaction (including gifts of Securities) in Securities or Futures Contracts in a Personal Account or Related Account, or in which you otherwise have or will acquire a Beneficial Ownership interest, UNLESS that Investment Transaction, Security, or Futures Contract falls into one of the following categories that are identified as "excluded from prior notification and clearance" in Section II.D.2. The purpose of prior notification is to permit the Chief Compliance Officer (or his designee) to take reasonable steps to investigate whether that Investment Transaction is in accordance with this Policy. Satisfaction of the prior notification requirement does not, however, constitute approval or authorization of any Investment Transaction for which you have given prior notification. As a result, the primary responsibility for compliance with this Policy rests with you.

     1.   Prior Notification and Clearance Procedure

Prior notification must be given by completing and submitting to the Chief Compliance Officer (or his designee) a copy of the Prior Notification Form attached hereto as Appendix VI. No Investment Transaction requiring prior notification and clearance may be executed prior to notice by the Chief Compliance Officer (or his designee) that the prior notification process has been completed. The time and date of that notice will be reflected on the prior notification form. Unless otherwise specified, an Investment Transaction requiring prior notification and clearance must be placed and executed by the end of trading in New York City or, in the case of Advisory Employees employed by BlackRock International, Ltd., by the end of trading in the United Kingdom on the day of

                                     C-95-16
notice from the Chief Compliance Officer (or his designee) that the prior notification process has been completed. If a proposed Investment Transaction is not executed (with the exception of a limit order) within the time specified, you must repeat the prior notification process before executing the transaction. A notice from the Chief Compliance Officer (or his designee) that the prior notification process has been completed is no longer effective if you discover, prior to executing your Investment Transaction, that the information on your prior notification form is no longer accurate, or if the Chief Compliance Officer (or his designee) revokes his or her notice for any other reason.

The Chief Compliance Officer (or his designee) may undertake such investigation as he or she considers necessary to investigate whether an Investment Transaction for which prior notification has been sought complies with the terms of this Policy and is consistent with the general principles described at the beginning of this Policy.

As part of that investigation, the Chief Compliance Officer (or his designee) will determine whether there is a pending buy or sell order in the same equity Security (except for orders of securities included in the S&P 100 Index or in the FTSE 100 Index), or a Related Security, on behalf of an Advisory Client.(8) If such an order exists, the Chief Compliance Officer (or his designee) will not provide notice that the prior notification process has been completed until the Advisory Client's order is executed or withdrawn.

     2. TRANSACTIONS, SECURITIES AND FUTURES CONTRACTS EXCLUDED FROM PRIOR NOTIFICATION AND CLEARANCE

Prior notification and clearance will not be required for the following Investment Transactions, Securities and Futures Contracts. They are exempt only from the Policy's prior notification requirement, and, unless otherwise indicated, remain subject to the Policy's other requirements, including its reporting requirements.

     (a)  TRANSACTIONS EXCLUDED FROM PRIOR NOTIFICATION AND CLEARANCE


 Prior notification and clearance is not required for any of the following Investment Transactions:

1. Any Investment Transaction in a Fully Discretionary Account that has been approved as such by the Chief Compliance Officer or his designee. (You are not permitted to invest in securities issued, sponsored or managed by BlackRock, Inc. or its investment advisory companies, its parent, subsidiaries or affiliates, including The PNC Financial Services Group, Inc., any investment advisory company or broker-dealer affiliated with BlackRock, Inc., Anthracite Capital, Inc. ("Anthracite") or any closed-end BlackRock Fund, in a Fully Discretionary Account.)

                                     C-95-17

(8) The term "Related Security" means, as to any Security, any instrument related in value to that Security, including, but not limited to, any option or warrant to purchase or sell that Security, and any Security convertible into or exchangeable for that Security.

2.   Purchases of Securities under dividend reinvestment plans.

3. Purchases of Securities by an exercise of rights issued to the holders of a class of Securities pro rata, to the extent those rights are issued with respect to Securities of which you have Beneficial Ownership.

4. Acquisitions or dispositions of Securities as the result of a stock dividend, stock split, reverse stock split, merger, consolidation, spin-off or other similar corporate distribution or reorganization applicable to all holders of a class of Securities of which you have Beneficial Ownership.

5. Purchases of common stock of BlackRock, Inc. under the BlackRock, Inc. Employee Stock Purchase Plan, or matching shares of BlackRock, Inc. in BlackRock's 401(k) Plan.

6. Investment Transactions in 529 Plans or Direct Stock Purchase Plans that have been approved by the Chief Compliance Officer or his designee.

7. Automatic investments by direct debit into a personal equity plan (PEP), or similar type of plan in Non-Reportable Securities if the pre-notification process was completed for the first such investment.

8. Investment Transactions made by a person who serves on the Board of Directors of an Advisor and is not involved with the Advisory operations of such Advisor nor engages in the type of activities described under (1), (2) or (3), and who does not have access to non-public Advisory Client information as described under (5), under the term Advisory Employee as defined in Appendix I.

9. Investment Transactions in Exchange Traded Funds ("ETFs"), such as the Nasdaq-100 Index Tracking Stock (QQQ), SPDR Trust (SPY), DIAMONDS Trust
     (DIA), Merrill Lynch Semiconductor HOLDRS (SMH), iSHARES MSCI Japan (EWJ), Merrill Lynch Biotech HOLDRS (BBH), Select Sector SPDR Fund - Technology
     (XLK), Select Sector SPDR Fund - Financial (XLF), MidCap SPDR Trust (MDY), and other ETF's as determined from time to time by the Compliance Committee to have sufficient liquidity as not to present the type of conflict that this policy is designed to protect against. Any questions about whether an ETF not listed in this Section II.D.2.(a) is excluded from prior-notification and clearance should be directed to the Chief Compliance Officer or his designee.

                                     C-95-18

     (b)  SECURITIES EXCLUDED FROM PRIOR NOTIFICATION AND CLEARANCE

Prior notification and clearance is not required for an Investment Transaction in securities issued by an open-end registered investment company (including open-end BlackRock Funds) or in Non-Reportable Securities, as defined in Appendix I, e.g., U.S. Government securities and "high quality short-term debt instruments." Prior notification and clearance is required for Investment Transactions in BlackRock Closed-End Funds.

     (c)  FUTURES CONTRACTS EXCLUDED FROM PRIOR NOTIFICATION AND CLEARANCE

Prior notification and clearance is not required for an Investment Transaction in the following Futures Contracts:

1.   Currency futures.

2.   U.S. Treasury futures.

3.   Eurodollar futures.

4. Physical commodity futures (e.g., contracts for future delivery of grain, livestock, fiber or metals).

5. Futures contracts to acquire Fixed Income Securities issued by a U.S. Government agency, a foreign government, or an international or supranational agency.

6. Futures contracts on the Standard and Poor's 500 Index, the Dow Jones Industrial Average or NASDAQ 100 Index.

7.   Futures contracts on the Financial Times Stock Exchange 100 (FTSE) Index.

     E.   BAN ON SHORT-TERM TRADING PROFITS

You may not profit from the purchase and sale, or the sale and purchase, within 60 calendar days, of the same Securities and/or Related Security. Any such short-term trade must be reversed or unwound, or if that is not practical, the profits must be disgorged and distributed in a manner determined by the Compliance Committee.


                                     C-95-19

This short-term trading ban does NOT apply to Investment Transactions in Non-Reportable Securities (as defined in Appendix I) or in Futures Contracts. This ban also does not apply to a purchase or sale in connection with a Transaction Exempt From Prior Notification and Clearance (as described above in
Section II.D.2.(a)), a transaction in a Fully Discretionary Account or a transaction excluded from the "blackout" periods pursuant to Section II.F.2 below. Finally, the short-term trading ban does NOT apply to a purchase or sale of shares of open-end BlackRock Funds or to any shares of BlackRock, Inc. However, trading in BlackRock, Inc. stock remains subject to the restrictions in BlackRock's Section 16 Policy and Insider Trading Policy. Trading in BlackRock open-end Funds is subject to the Policy Involving Certain Trading Activity in Shares of BlackRock Funds, and the restrictions and redemption fees set forth in each fund's prospectus.

 ou are considered to profit from a short-term trade if Securities of which you have Beneficial Ownership (including Securities held by Immediate Family members) are sold for more than their purchase price, even though the Securities purchased and the Securities sold are held of record or beneficially by different persons or entities.

     F.   BLACKOUT PERIODS

Your ability to engage in certain Investment Transactions may be prohibited or restricted during the "blackout" periods described below:

     1.   SPECIFIC BLACKOUT PERIODS

          a. You may not purchase or sell a Security, a Related Security, or Futures Contract at a time when you intend or know of another's intention to purchase or sell that same Security, a Related Security, or Futures Contract, on behalf of an Advisory Client of ANY Advisor (the "Specific Knowledge Blackout Period").

          b. In addition, if you are a PORTFOLIO EMPLOYEE, you may not purchase or sell a Security, a Related Security or a Futures Contract which you are considering or which you have considered and rejected for purchase or sale for an Advisory Client within the previous 15 CALENDAR DAYS (the "15-Day Blackout Period") unless the Chief Compliance Officer or his designee, after consultation with your supervisor, has approved your Investment Transaction.(9)

          c. Finally, if you are a PORTFOLIO MANAGER, you may not purchase or sell a Security, a Related Security, or Futures Contract within 7 CALENDAR DAYS before or after a transaction in that Security, a Related Security, or Futures Contract, by an Advisory Client for which you are responsible (the "7-Day Blackout Period").


                                     C-95-20

For Portfolio Employees or Portfolio Managers, the Chief Compliance Officer (or his designee) will not give such notice until any applicable 15-Day Blackout Period or 7-Day Blackout Period has expired or any required approvals or exemptions have been obtained. An Investment Transaction that violates one of these Blackout restrictions must be reversed or unwound, or if that is not practical, the profits must be disgorged and distributed in a manner determined by the Compliance Committee.

     2.   EXEMPTIONS FROM BLACKOUT RESTRICTIONS

 The foregoing blackout period restrictions do NOT apply to Investment Transactions in:

a.   Non-Reportable Securities, as defined in Appendix I.

b. Securities of a company included in the Standard & Poor's 100 (S&P 100) Index. (S&P 100 securities are subject to the Policy's prior notification and clearance requirements.)

c. A Futures Contract Excluded From Prior Notification under this Policy (as described in Section II.D.2.(c)).

d.   A Fully Discretionary Account.

e. Securities of a company included in the Financial Times Stock Exchange 100 Index (FTSE 100 securities are subject to the Policy's prior notification and clearance requirements).

f. Exchange Traded Funds Excluded From Prior Notification under this Policy (as described above in Section II.D).

(9) SEC Rule 17j-1 places restrictions on the purchase or sale of any "security held or to be acquired" by a registered investment company. Rule 17j-1(a)(10) defines a "security held or to be acquired" by a registered investment company as including any security which, within the most recent 15 days, "is being or has been considered by such company or its investment adviser for purchase by such company."


                                     C-95-21

III. INSIDE INFORMATION AND SERVICE AS A DIRECTOR

     A.   INSIDE INFORMATION

As an employee of BlackRock, Inc., you must comply with the BlackRock, Inc. Insider Trading Policy, Confidentiality Policy and Portfolio Information Distribution Guidelines. Copies of these Policies and Guidelines were furnished to all employees at the time of their adoption and is furnished or made available to all new employees at the commencement of their employment. In addition, as an Advisory Employee, you must notify the General Counsel or Chief Compliance Officer of BlackRock if you receive or expect to receive material non-public information about an entity that issues securities. The General Counsel in cooperation with the Chief Compliance Officer will determine the restrictions, if any, that will apply to your communications and activities while in possession of that information. In general, those restrictions will include:

     1. An undertaking not to trade, either on your own behalf or on behalf of an Advisory Client, in the securities of the entity about which you have material non-public information.

     2. An undertaking not to disclose material non-public information to other Advisory Employees.

     3. An undertaking not to participate in discussions with or decisions by other Advisory Employees relating to the entity about which you have material non-public information.

The General Counsel, in cooperation with the Chief Compliance Officer, or their designees, will maintain a "restricted list" of entities about which Advisory Employees may have material non-public information. This "restricted list" will be available to the Chief Compliance Officer (and his designees) when he conducts investigations or reviews related to the Prior Notification Procedure and Clearance described previously in Section II.D.1 or the Post-Trade Monitoring and Investigations process described below in Section V.B.3.


     B.   SERVICE AS A DIRECTOR

You may not serve on the board of directors or other governing board of any entity (other than an entity sponsored by BlackRock) unless you have received the prior written approval of the General Counsel of BlackRock. If permitted to serve on a governing board, an Advisory Employee will be isolated from those Advisory Employees who make investment decisions regarding the securities of that entity, through an information barrier or other procedures determined by the General Counsel of BlackRock. In general, the information barrier or other procedures will include:

                                     C-95-22

     1. An undertaking not to trade or to cause a trade on behalf of an Advisory Client in the securities of the entity on whose board you serve.

     2. An undertaking not to disclose material non-public information about that entity to other Advisory Employees.

     3. An undertaking not to participate in discussions with or decisions by other Advisory Employees relating to the entity on whose board you serve.

Any entity on whose board an Advisory Employee serves will be included on the "restricted list" referenced in subsection A, above.

IV. EXEMPTIONS

The Compliance Committee, in its discretion, may grant case-by-case exceptions to any of the foregoing requirements, restrictions or prohibitions, except that the Compliance Committee may not exempt any Investment Transaction in a Security (other than a Non-Reportable Security) or a Futures Contract from the Policy's reporting requirements. Exemptions from the Policy's prior notification and clearance requirements and from the Policy's restrictions on acquisitions in initial public offerings, short-term trading and trading during blackout periods will require a determination by the Compliance Committee that the exempted transaction does not involve a realistic possibility of violating the general principles described at the beginning of this Policy. An application for a case-by-case exemption, in accordance with this paragraph, should be made IN WRITING to the Chief Compliance Officer or his designee, who will promptly forward that written request to the members of the Compliance Committee.

V. COMPLIANCE

     A.   CERTIFICATIONS

     1.   UPON RECEIPT OF THIS POLICY

Upon commencement of your employment or the effective date of this Policy, whichever occurs later, you will be required to acknowledge receipt of your copy of this Policy by completing and returning to the Chief Compliance Officer (or his designees) a copy of the form attached hereto as Appendix II. By that acknowledgment, you will also agree:

1. To read the Policy, to make a reasonable effort to understand its provisions, and to ask the Chief Compliance Officer (or his designee) questions about those provisions you find confusing or difficult to understand.

                                     C-95-23

2. To comply with the Policy, including its general principles, its reporting requirements, its prohibitions, its prior notification requirements, its short-term trading and blackout restrictions.

3. To advise the members of your Immediate Family about the existence of the Policy, its applicability to their personal Investment Transactions, and your responsibility to assure that their personal Investment Transactions comply with the Policy.

4. To cooperate fully with any investigation or inquiry by or on behalf of the Chief Compliance Officer (or his designees) or the Compliance Committee to determine your compliance with the provisions of the Policy.

In addition, your acknowledgment will recognize that any failure to comply with the Policy and to honor the commitments made by your acknowledgment may result in disciplinary action, including dismissal. The most current Policy is posted on the BlackRock web.

     2.   ANNUAL CERTIFICATION OF COMPLIANCE

     You are required to certify on an annual basis, on a copy of the form attached hereto as Appendix III, that you have complied with each provision of your initial acknowledgment (see above). In particular, your annual certification will require that you certify that you have read and that you understand the Policy, that you recognize that you are subject to its provisions, that you complied with the requirements of the Policy during the period to which it applies, and that you have disclosed, reported, or caused to be reported all Investment Transactions required to be disclosed or reported pursuant to the requirements of the Policy and that you have disclosed, reported or caused to be reported all Personal Accounts and Related Accounts, or any other accounts, that hold or are likely to hold a Security, Futures Contract or Non-Reportable Security in which you have a Beneficial Ownership interest. In addition, you will be required to confirm the accuracy of the record of information on file with the Advisor with respect to such Personal Accounts and Related Accounts or other accounts. If you have a Beneficial Ownership interest in a Security or Futures Contract that is not reported to the Chief Compliance Officer, or his designee, on a periodic basis through Duplicate Broker Reports, you must complete the Annual Holdings Report (Appendix III-A) as described under
Section II.B.6 above and submit it at the time you make your Annual Certification of Compliance. The information in the Annual Holdings Report must be current as of a date no more than 45 days before the report is submitted.

                                     C-95-24

     B.   SUPERVISORY PROCEDURES

     1.   THE COMPLIANCE COMMITTEE

The Policy will be implemented, monitored and reviewed by the Compliance Committee. The initial members of the Compliance Committee will be appointed by the management committee of BlackRock. The Compliance Committee, by a simple majority of its members, may appoint new members of the Committee, may replace existing members of the Committee, and may fill vacancies on the Committee. Among other responsibilities, the Compliance Committee will consider requests for case-by-case exemptions (described above) and will conduct investigations (described below) of any actual or suspected violations of the Policy. The Compliance Committee will determine what remedial actions, if any, should be taken by an Advisor in response to a violation of the Policy. The Compliance Committee will implement any procedures reasonably necessary to prevent violations of the Policy. The designee of the Compliance Committee will also provide reports (described below) regarding significant violations of the Policy and the procedures to implement the Policy. The Compliance Committee may recommend changes to those procedures or to the Policy to the management of the Advisors. Finally, the Compliance Committee will designate one person to act as Chief Compliance Officer for all Advisors.

     2.   THE CHIEF COMPLIANCE OFFICER

The Chief Compliance Officer designated by the Compliance Committee will be responsible for the day-to-day administration of the Policy for all Advisors, subject to the direction and control of the Compliance Committee. Based on information supplied by the management of each Advisor, the Chief Compliance Officer (or his designees) will forward a copy of the Policy to each Advisory Employee subject to the Policy and will notify each such person of his or her designation as an Advisory Employee, Portfolio Employee or Portfolio Manager. The Chief Compliance Officer will also be responsible for administration of the reporting and prior notification functions described in the Policy, and will maintain the reports required by those functions. In addition, the Chief Compliance Officer (or his designees) will attempt to answer any questions from an Advisory Employee regarding the interpretation or administration of the Policy. When necessary or desirable, the Chief Compliance Officer will consult with the Compliance Committee about such questions. The Chief Compliance Officer may designate one or more Assistant Compliance Officers to whom the Chief Compliance Officer may delegate any of the duties described in this paragraph or in the succeeding paragraphs, and who shall be empowered to act on the Chief Compliance Officer's behalf when the Chief Compliance Officer is absent or unavailable.

                                     C-95-25

     3.   POST-TRADE MONITORING AND INVESTIGATIONS

The Chief Compliance Officer (or his designees) will review the Duplicate
Broker Reports and other information supplied for each Advisory Employee so that the Chief Compliance Officer can detect and prevent potential violations of the Policy. This information may also be disclosed to the Advisor's auditors, attorneys and regulators. If, based on his or her review of information supplied for an Advisory Employee, or based on other information, the Chief Compliance Officer suspects that the Policy may have been violated, the Chief Compliance Officer (or his designees) will perform such investigations and make such inquiries as he or she considers necessary. You should expect that, as a matter of course, the Chief Compliance Officer will make inquiries regarding any personal Investment Transaction in a Security or Futures Contract that occurs on the same day as a transaction in the same Security or Futures Contract on behalf of an Advisory Client. If the Chief Compliance Officer reaches a preliminary conclusion that an Advisory Employee may have violated this Policy, the Chief Compliance Officer will report that preliminary conclusion in a timely manner to the Compliance Committee and will furnish to the Committee all information that relates to the Chief Compliance Officer's preliminary conclusion. The Chief Compliance Officer may also report his preliminary conclusion and the information relating to that preliminary conclusion to the Advisor's auditors, attorneys and regulators.

Promptly after receiving the Chief Compliance Officer's report of a possible violation of the Policy, the Compliance Committee, with the aid and assistance of the Chief Compliance Officer, will conduct an appropriate investigation to determine whether the Policy has been violated and will determine what remedial action should be taken by the Advisor in response to any such violation(s). For purposes of these determinations, a majority of the Compliance Committee will constitute a quorum and action taken by a simple majority of that quorum will constitute action by the Committee.

     4.   REMEDIAL ACTIONS

 The remedial actions that may be recommended by the Compliance Committee may include, but are not limited to, disgorgement of profits, imposition of a fine, censure, demotion, suspension or dismissal. As part of any sanction, e.g., for violation of the Policy's restrictions on short-term trading or trading during blackout periods, you may be required to reverse or unwind a transaction and to forfeit any profit or to absorb any loss from the transaction. If an Investment Transaction may not be reversed or unwound, you may be required to disgorge any profits associated with the transaction, which profits will be distributed in a manner prescribed by the Compliance Committee in the exercise of its discretion. Profits derived from Investment Transactions in violation of this Policy may not be offset by any losses from Investment Transactions in violation of this Policy. Finally, evidence suggesting violations of criminal laws will be reported to the appropriate authorities, as required by applicable law.


                                     C-95-26

In determining what, if any, remedial action is appropriate in response to a violation of the Policy, the Compliance Committee will consider, among other factors, the gravity of your violation, the frequency of your violations, whether any violation caused harm or the potential of harm to any Advisory Client, whether you knew or should have known that your Investment Transaction violated the Policy, whether you engaged in an Investment Transaction with a view to making a profit on the anticipated market action of a transaction by an Advisory Client, your efforts to cooperate with the Chief Compliance Officer's investigation, and your efforts to correct any conduct that led to a violation. In rare instances, the Compliance Committee may find that, for equitable reasons, no remedial action should be taken.

     5.   REPORTS OF MATERIAL VIOLATIONS

In a timely manner, and not less frequently than annually, the designee of the Compliance Committee will report to the management committee of BlackRock, and to the directors or trustees of each investment company that is an Advisory Client, any known material violation of the Policy by an advisory employee to that investment company and sanctions imposed in response to the material violation. Evidence suggesting violations of criminal laws will be reported to the appropriate authorities, as required by applicable law.

     6.   REPORTS OF MATERIAL CHANGES TO THE POLICY

Within a reasonable period of time of making any material change to the Policy, but in no event longer than six months after making a material change, the designee of the Compliance Committee will report to the management committee of BlackRock, and to the directors/trustees of each investment company that is an Advisory Client, the nature of such changes.

     7.   ANNUAL REPORTS

The designee of the Compliance Committee will furnish an annual report to the management committee of BlackRock, and to the directors or trustees of each investment company that is an Advisory Client, that, at a minimum, will:

     1. Summarize existing procedures and restrictions concerning personal investing by Advisory Employees and any changes in those procedures and restrictions that were made during the previous year;

     2. Certify that the Advisor has adopted and implemented such procedures as are reasonably necessary to prevent Advisory Employees from violating this Policy;




                                     C-95-27

     3. Describes any issues arising under the Policy since the last report, including, but not limited to, information about any material violations of the Policy or procedures and the sanctions imposed in response to those violations; and

     4. Describe any changes in existing procedures or restrictions that the Compliance Committee recommends based upon its experience under the Policy, evolving industry practices, or developments in applicable laws or regulations.

     8.   RECORDS

The Chief Compliance Officer or his designees shall maintain records in the manner and to the extent set forth below, which records shall be available for examination by representatives of the Securities and Exchange Commission.

     1. As long as this Policy is in effect, a copy of it shall be preserved in an easily accessible place;

     2. The following records must be maintained in an easily accessible place for five years after the end of the fiscal year in which the event took place;

          a. A copy of any other Advisory Employee Investment Transaction Policy which has been in effect;

          b. The names of any Compliance Officers that were responsible for reviewing Duplicate Broker Reports and other transaction and holding information;

          c. The names of any Compliance Officers that were responsible for maintaining the records set forth in this Section.

          d. A record of any decision, and the reasons supporting the decision, to approve the acquisition by an Advisory Employee of a Beneficial Ownership in any Security in an initial public offering or private placement;

          e. A record of any violation of this Policy, and of any action taken as a result of such violation;

          f. A list of all Advisory Employees who have been, subject to this Policy;

          g.   A record of each holdings report made by an Advisory Employee;
               and

          h. A record of all written Acknowledgements by Advisory Employees of receipt of the Policy.

                                     C-95-28

     3. The following records must be maintained for five years after the end of the fiscal year in which the event took place, the first two years in an appropriate and easily accessible office of the Advisor:

          a. A copy of each Duplicate Broker Report and other transaction and holding information submitted to the Compliance Officer responsible for reviewing Reports; and

          b. A copy of each annual written report submitted by the Compliance Committee to the management committee of BlackRock and to the directors or trustees of each investment company that is an Advisory Client.

VI. EFFECTIVE DATE

The provisions of this Policy were effective on October 1, 1998, as amended March 1, 2000 and February 1, 2005.


                                     C-95-29

                                   APPENDIX I

                        DEFINITIONS OF CAPITALIZED TERMS

The following definitions apply to the capitalized terms used in the Policy:

ADVISOR

The term "Advisor" means any entity under the control of BlackRock, whether now in existence or formed after the date hereof, that is registered as (i) an investment advisor under the Investment Advisers Act of 1940, as amended, or
(ii) a broker-dealer under the Securities Exchange Act of 1934, as amended, other than any such investment advisor or broker-dealer that has adopted its own employee investment transaction policy.

ADVISORY CLIENT

The term "Advisory Client" means an investment company, whether or not registered with any regulatory authority, an institutional investment client, a personal trust or estate, a guardianship, an employee benefit trust, or another client with which the Advisor by which you are employed or with which you are associated has an investment management, advisory or sub-advisory contract or relationship.

ADVISORY EMPLOYEE

The term "Advisory Employee" means an officer, director, or employee of an Advisor, or any other person identified as a "control person" on the Form ADV or the Form BD filed by the Advisor with the U.S. Securities and Exchange Commission, (1) who, in connection with his or her regular functions or duties, generates, participates in, or obtains information regarding that Advisor's purchase or sale of a Security by or on behalf of an Advisory Client; (2) whose regular functions or duties relate to the making of any recommendations with respect to such purchases or sales; (3) who obtains information or exercises influence concerning investment recommendations made to an Advisory Client of that Advisor; (4) who has line oversight or management responsibilities over employees described in (1), (2) or (3) above; or (5) who has access to non-public information regarding any Advisory Clients' purchase or sale of securities, or non-public information regarding the portfolio holdings of any fund for which an Advisor serves as investment adviser or any fund whose investment adviser or principal underwriter controls, is controlled by, or is under common control with BlackRock.


                                     C-95-30

BENEFICIAL OWNERSHIP

As a GENERAL MATTER, you are considered to have a "Beneficial Ownership" interest in a Security or Futures Contract if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in that Security or Futures Contract. YOU ARE PRESUMED TO HAVE A BENEFICIAL OWNERSHIP INTEREST IN ANY SECURITY OR FUTURES CONTRACT HELD, INDIVIDUALLY OR JOINTLY, BY YOU AND/OR BY A MEMBER OF YOUR IMMEDIATE FAMILY (AS DEFINED BELOW). In addition, unless specifically excepted by the Chief Compliance Officer or his designee based on a showing that your interest or control is sufficiently attenuated to avoid the possibility of a conflict, you will be considered to have a Beneficial Ownership interest in a Security or Futures Contract held by:
(1) a JOINT ACCOUNT to which you are a party, (2) a PARTNERSHIP in which you are a general partner, (3) a LIMITED LIABILITY COMPANY in which you are a manager-member, (4) a TRUST in which you or a member of your Immediate Family has a pecuniary interest, or (5) an investment club in which you are a member. Although you may have a Beneficial Ownership interest in a Security or Futures Contract held in a Fully Discretionary Account (as defined below), the application of this Policy to such a Security or Futures Contract may be modified by the special exemptions provided for Fully Discretionary Accounts.

As a TECHNICAL MATTER, the term "Beneficial Ownership" for purposes of this Policy will be interpreted in the same manner as it would be under SEC Rule 16a-1(a)(2) in determining whether a person has beneficial ownership of a security for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

BLACKROCK

 The term "BlackRock" means BlackRock, Inc.

CHIEF COMPLIANCE OFFICER

 The term "Chief Compliance Officer" means the person designated by the Compliance Committee as responsible for the day-to-day administration of the Policy in accordance with Section V(B)(2) of the Policy.

COMPLIANCE COMMITTEE

 The term "Compliance Committee" means the committee of persons who have responsibility for implementing, monitoring and reviewing the Policy, in accordance with Section V(B)(1) of the Policy.


                                     C-95-31

DUPLICATE BROKER REPORTS

The term "Duplicate Broker Reports" means duplicate copies of confirmations of transactions in your Personal or Related Accounts and of periodic statements for those accounts.

FIXED INCOME SECURITIES

For purposes of this Policy, the term "Fixed Income Securities" means fixed income Securities issued by agencies or instrumentalities of, or unconditionally guaranteed by, the Government of the United States, corporate debt Securities, mortgage-backed and other asset-backed Securities, fixed income Securities issued by state or local governments or the political subdivisions thereof, structured notes and loan participations, foreign government debt Securities, and debt Securities of international agencies or supranational agencies. For purposes of this Policy, the term "Fixed Income Securities" will not be interpreted to include U.S. Government Securities or any other Exempt Security (as defined above).

FULLY DISCRETIONARY ACCOUNT

The term "Fully Discretionary Account" means a Personal Account or Related Account managed or held by a broker-dealer, futures commission merchant, investment advisor or trustee as to which neither you nor an Immediate Family Member (as defined below): (a) exercises any investment discretion; (b) suggests or receives notice of transactions prior to their execution; and (c) otherwise has any direct or indirect influence or control. In addition, to qualify as a Fully Discretionary Account, the individual broker, registered representative or merchant responsible for that account must not be responsible for nor receive advance notice of any purchase or sale of a Security or Futures Contract on behalf of an Advisory Client. To qualify an account as a Fully Discretionary Account, the Chief Compliance Officer (or his designee) must receive and approve a written notice, in the form attached hereto as Appendix VII, that the account meets the foregoing qualifications as a Fully Discretionary Account. You are not permitted to invest in securities issued, sponsored or managed by BlackRock, Inc. or its investment advisory companies, its parent, subsidiaries or affiliates, including The PNC Financial Services Group, Inc., any investment advisory company or broker-dealer affiliated with BlackRock, Inc., Anthracite Capital, Inc. ("Anthracite") or any closed-end BlackRock Fund, in a Fully Discretionary Account.


                                     C-95-32

FUTURES CONTRACT

The term "Futures Contract" includes (a) a futures contract and an option on a futures contract traded on a U.S. or foreign board of trade, such as the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Mercantile Exchange, or the London International Financial Futures Exchange (a "Publicly-Traded Futures Contract"), as well as (b) a forward contract, a "swap", a "cap", a "collar", a "floor" and an over-the-counter option (other than an option on a foreign currency, an option on a basket of currencies, an option on a Security or an option on an index of Securities, which fall within the definition of "Security") (a "Privately-Traded Futures Contract"). You should consult with the Chief Compliance Officer (or his designee) if you have any doubt about whether a particular Investment Transaction you contemplate involves a Futures Contract. For purposes of this definition, a Publicly-Traded Futures Contract is defined by its expiration month, i.e., a Publicly-Traded Futures Contract on a U.S. Treasury Bond that expires in June is treated as a separate Publicly-Traded Futures Contract, when compared to a Publicly-Traded Futures Contract on a U.S. Treasury Bond that expires in July.

IMMEDIATE FAMILY

The term "Immediate Family" means any of the following persons who RESIDE IN YOUR HOUSEHOLD OR WHO DEPEND ON YOU FOR BASIC LIVING SUPPORT: your spouse, any child, stepchild, grandchild, parent, stepparent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including any adoptive relationships.

INVESTMENT TRANSACTION

For purposes of this Policy, the term "Investment Transaction" means any transaction in a Security or Futures Contract in which you have, or by reason of the transaction will acquire, a Beneficial Ownership interest. The exercise of an option to acquire a Security or Futures Contract is an Investment Transaction in that Security or Futures Contract.

NON-REPORTABLE SECURITY

The term "Non-Reportable Security" means any Security (as defined below) not included within the definition of Security in SEC Rule 17j-1(a)(4) under the Investment Company Act of 1940, as amended, or within the definition of Reportable Security in Rule 204A-1(e)(10) under the Investment Advisers Act of 1940, as amended, including:

          1.   A direct obligation of the Government of the United States;

          2.   Shares of money market funds;

          3. Shares of registered open-end investment companies other than those for which BlackRock or an affiliate of BlackRock acts as investment adviser or subadviser;


                                     C-95-33

          4. High quality short-term debt instruments, including, but not limited to, bankers' acceptances, bank certificates of deposit, commercial paper and repurchase agreements. For these purposes, a "high quality short-term debt instrument" means any instrument having a maturity at issuance of less than 366 days and which is rated in one of the highest two rating categories by a Nationally Recognized Statistical Rating Organization, or which is unrated but is of comparable quality.

          5. Shares of authorized unit trusts, open-ended investment companies (OEIC's), other than those for which BlackRock or an affiliate of BlackRock acts as investment adviser or subadviser, and direct obligations of the Government of the United Kingdom.

          6. Shares of unit investment trusts that are invested exclusively in one or more registered open-end investment companies, none of which are advised by BlackRock or an affiliate of BlackRock.

PERSONAL ACCOUNT

The term "Personal Account" means the following accounts that hold or are likely to hold a Security or Futures Contract in which you have a Beneficial Ownership interest:

          o    any account in your individual name;

          o any joint or tenant-in-common account in which you have an interest or are a participant;

          o    any account for which you act as trustee, executor, or custodian;
               and

          o any account over which you have investment discretion or have the power (whether or not exercised) to direct the acquisition or disposition of Securities (including BlackRock Funds) or Future Contracts (other than an Advisory Client's account that you manage or over which you have investment discretion), including the accounts of any individual or entity that is managed or controlled directly or indirectly by or through you, such as the account of an investment club to which you belong. There is a presumption that you can control accounts held by members of your Immediate Family sharing the same household. This presumption may be rebutted only by convincing evidence.

POLICY

 The term "Policy" means this Advisory Employee Investment Transaction Policy.


                                     C-95-34

PORTFOLIO EMPLOYEE

The term "Portfolio Employee" means a Portfolio Manager or an Advisory Employee who provides information or advice to a Portfolio Manager with respect to the purchase or sale of securities, who helps execute a Portfolio Manager's decisions, or who directly supervises a Portfolio Manager.

PORTFOLIO MANAGER

The term "Portfolio Manager" means any employee of an Advisor who has the authority, whether sole or shared or only from time to time, to make investment decisions or to direct trades affecting an Advisory Client.

RELATED ACCOUNT

The term "Related Account" means any account, other than a Personal Account, that holds a Security or Futures Contract in which you have a direct or indirect Beneficial Ownership interest (other than an account over which you have no investment discretion and cannot otherwise exercise control) and any account (other than an Advisory Client's account) of any individual or entity to whom you give advice or make recommendations with regard to the acquisition or disposition of Securities (including BlackRock Funds) or Future Contracts (whether or not such advice is acted upon).

RELATED SECURITY

The term "Related Security" means, as to any Security, any instrument related in value to that Security, including, but not limited to, any option or warrant to purchase or sell that Security, and any Security convertible into or exchangeable for that Security. For example, the purchase and exercise of an option to acquire a Security is subject to the same restrictions that would apply to the purchase of the Security itself.

SECURITY

As a GENERAL MATTER, the term "Security" means any stock, note, bond, share issued by an investment company (both open-end and closed-end investment companies) advised or sub-advised by BlackRock or an affiliate of BlackRock ("BlackRock Funds"), debenture or other evidence of indebtedness (including any loan participation or assignment), limited partnership interest, or investment contract, OTHER THAN A NON-REPORTABLE SECURITY (as defined above). The term "Security" includes an OPTION on a Security, an index of Securities, a currency or a basket of currencies, including such an option traded on the Chicago Board of Options Exchange or on the New York, American, Pacific or Philadelphia Stock Exchanges as well as such an option traded in the over-the-counter market. The term "Security" does NOT include a physical commodity or a Futures Contract. The term "Security" may include an interest in a limited liability company (LLC) or in a private investment fund.

                                     C-95-35

As a TECHNICAL MATTER, the term "Security" has the meaning set forth in Section 2(a)(36) of the Investment Company Act of 1940, which defines a Security to mean:

Any note, stock, treasury stock, bond debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, warrant or right to subscribe to or purchase any of the foregoing, EXCEPT THAT the term "Security" does not include any Security that is a Non-Reportable Security (as defined above), a Futures Contract (as defined above), or a physical commodity (such as foreign exchange or a precious metal).


                                     C-95-36

                               NUVEEN INVESTMENTS
          (INCLUDING CERTAIN SUBSIDIARIES OF NUVEEN INVESTMENTS, INC.)

                            NUVEEN DEFINED PORTFOLIOS
                             NUVEEN CLOSED-END FUNDS
                              NUVEEN OPEN-END FUNDS

                                 CODE OF ETHICS
                                       AND
                             REPORTING REQUIREMENTS

                                February 1, 2005
                            As Revised August 1, 2005

                                TABLE OF CONTENTS

                                                                        PAGE NO.

I.       Introduction.......................................................   4
II.      General Principles.................................................   4
III.     Standards of Business Conduct......................................   5

         A.       Fiduciary Standards.......................................   5
         B.       Compliance with Laws and Company Policies                    5
         C.       Conflicts of Interest.....................................   5
         D.       Gifts.....................................................   6
         E.       Outside Directorships.....................................   6
         F.       Protection of Confidential Information....................   6
         G.       Payments to Government Officials and
                    Political Contributions.................................   7

IV.      Insider Trading....................................................   7

         A.       Insider Trading...........................................   7
         B.       Insider Status............................................   7
         C.       Material Nonpublic Information............................   8
         D.       Identifying Inside Information............................   8
         E.       Reporting Suspected Insider Information...................   8

V.       Personal Securities Transactions...................................   9

A.       Trading Restrictions for All Employees.............................   9

                  1.       Stock of Nuveen Investments, Inc.................   9
                  2.       Initial Public Offerings.........................   9
                  3.       Limited Offerings................................   9

         B.       Additional Trading Restrictions for Access Persons           9

1.       Securities on Pre-Clearance or Black-Out
                               Lists........................................   9
2.       Securities Being Purchased or Sold in

                              Client Accounts...............................   9

         C.       Additional Trading Restrictions for Investment Persons      10

1.       Securities Eligible for Purchase or Sale

                                  by Client Accounts........................  10
2.       Securities Traded Within Seven Days Before

                                  a Client Transaction......................  10

                                                                        PAGE NO.

         D.       Other Trading Restrictions................................  10

                  1.       Transactions in Certain Closed-End Funds.........  10
                  2.       Non-Interested Directors of Nuveen Funds.........  10
                  3.       Frequent Trading in Shares of Certain
                              Open-End Funds................................  11
                  4.       Excessive or Abusive Trading.....................  11

         E.       Exceptions to Trading Restrictions........................  11

         F.       Reporting Requirements....................................  12

                  1.       General Reporting Requirements...................  12
                  2.       Initial Holdings Report..........................  12
                  3.       Annual Holdings Report...........................  13
                  4.       Quarterly Transaction Reports....................  13
                  5.       Transaction Reports of Non-Interested
                                     Directors..............................  14
                  6.       Brokerage Statements.............................  14

         G.       Exceptions to Reporting Requirements......................  14

         H.       Procedures................................................  15

1.       Notification of Status of an Access Person

                                        or Investment Person................  15
                  2.       Maintenance of Access Person Master List ........  15
                  3.       Procedure for Requesting Prior Written
                                       Approval.............................  15
                  4.       Monitoring of Personal Securities
                               Transactions.................................  15

VI.      Administration and Enforcement.....................................  15

         A.       Approval of Code..........................................  15
         B.       Reporting to Fund Boards..................................  16
         C.       Duty to Report Violations.................................  16
         D.       Sanctions for Violation of the Code.......................  16
         E.       Form ADV Disclosure.......................................  17
         F.       Interpretation of Code and the Granting of Waivers.         17

VII.     Recordkeeping......................................................  17

VIII.    Definitions........................................................  18

                                 I. INTRODUCTION

This Code of Ethics ("Code") is adopted by the subsidiaries of Nuveen Investments, Inc. ("Nuveen") identified on Schedule I hereto, as may be amended from time to time (each a "Nuveen Subsidiary" and, together with Nuveen's other subsidiaries, "Nuveen Investments") in recognition of their fiduciary obligations to clients and in accordance with Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940. Among other things, these rules require a registered investment adviser to establish, maintain and enforce a written code of ethics that includes:

         o Standards of business conduct designed to reflect the adviser's fiduciary obligations as well as those of its employees (including persons who provide investment advice on behalf of the adviser and who are subject to the adviser's supervision and control) and "access persons" (as defined in
                  Section VIII below);

         o Provisions requiring employees and access persons to comply with applicable federal securities laws;

         o Provisions designed to detect and prevent improper personal trading;

         o Provisions requiring access persons to make periodic reports of their personal securities transactions and holdings and requiring the adviser to review such reports;

         o Provisions requiring employees and access persons to report any violations under the code of ethics promptly to the chief compliance officer or other designated persons; and

         o Provisions requiring the adviser to provide to each of its employees and access persons a copy of the code of ethics and any amendments and requiring employees and access persons to provide a written acknowledgment of receipt.

Additionally, this Code is adopted by the Nuveen Defined Portfolios and, with respect to the provisions addressing non-interested directors (as defined in Section VIII below), by the Nuveen Open-End Funds and Closed End-Funds, pursuant to Rule 17j-1.

Each Nuveen Subsidiary, through its compliance officers, legal officers and/or other personnel designated on Schedule II hereto ("Designated Compliance or Legal Officers") shall be responsible for the day-to-day administration of this Code with respect to those employees and access persons under the direct supervision and control of such Nuveen Subsidiary.

                             II. GENERAL PRINCIPLES

This Code is designed to promote the following general principles:

         o Nuveen Investments and its employees and access persons have a duty at all times to place the interests of clients first;

         o Employees and access persons must conduct their personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of their positions of trust and responsibility;

         o Employees and access persons may not use knowledge about pending or currently considered securities transactions for clients to profit personally;

         o Information concerning the identity of security holdings and financial circumstances of clients is confidential; and

         o Independence in the investment decision-making process is paramount.


                       III. STANDARDS OF BUSINESS CONDUCT

A.  FIDUCIARY STANDARDS

Nuveen Investments strives at all times to conduct its investment advisory business in strict accordance with its fiduciary obligations. It is Nuveen Investments' policy to protect the interest of each of its clients and to place the client's interest first and foremost. Nuveen Investments' fiduciary responsibilities include the duty of care, loyalty, honesty, and good faith. It is therefore imperative that employees and access persons provide full and fair disclosure of all relevant facts concerning any potential or actual conflict of interest, make investment decisions and recommendations that are suitable for clients, and seek best execution for client transactions in accordance with each Nuveen Subsidiary's best execution policies and procedures.

B.  COMPLIANCE WITH LAWS AND COMPANY POLICIES

Nuveen Investments operates in a highly regulated business environment, and has adopted many policies and procedures applicable to the conduct of its employees and access persons, including the Nuveen Investments, Inc. Code of Business Conduct and Ethics. Employees and access persons must respect and comply with all laws, rules and regulations which are applicable to Nuveen Investments in the conduct of its business. Without limiting the foregoing, it is especially important that employees and access persons comply with applicable federal securities laws, which prohibit, among other things, the following:

         o        Employing any device, scheme or artifice to defraud a client;

         o Making any untrue statement of a material fact to a client or omitting to state a material fact necessary in order to make statements made to a client, in light of the circumstances under which they are made, not misleading;

         o Engaging in any act, practice or course of business that operates or would operate as a fraud or deceit upon a client;

         o Engaging in any manipulative practice with respect to a client; and

         o Engaging in any manipulative practice with respect to securities, including price manipulation.

C.  CONFLICTS OF INTEREST

Compliance with Nuveen Investments' fiduciary obligations can be achieved by avoiding conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to a client.

Conflicts of interest may arise, for example, when an employee or access person favors the interests of one client over another (e.g., a larger account over a smaller account, an account compensated by performance fees over an account not so compensated, or an account of a close friend or relative) without a legitimate reason for doing so. Employees and access persons are prohibited from engaging in inappropriate favoritism among clients that would constitute a breach of fiduciary duty.

Conflicts may arise when an employee or access person has a material interest in or relationship with the issuer of a security that he or she is recommending or purchasing for a client. Conflicts may also arise when an employee or access person uses knowledge about pending or currently considered securities transactions for clients to profit personally. Restrictions on personal securities transactions are addressed in detail in Section V below.

Conflicts of interest may not always be clear-cut. Any employee or access person of a Nuveen Subsidiary who becomes aware of a conflict of interest or potential conflict involving a client account should bring it to the attention to one of the Subsidiary's Designated Compliance or Legal Officers.

D.  GIFTS

Employees and access persons are restricted from accepting gifts from any person or entity that does business with or on behalf of Nuveen Investments or any client account. For this purpose, "gift" has the same meaning as in Rule 2830 of the National Association of Securities Dealers Conduct Rules. Gifts received by an employee from any one person or entity may not have an aggregate market value of more than $100 per year. Employees and access persons are also subject to the restrictions in Rule 2830 with respect to accepting non-cash compensation in the way of entertainment, including meals, golfing and tickets to cultural and sporting events. Employees and access persons are similarly restricted from giving gifts and providing entertainment to others. For more information, refer to Nuveen Investments' Cash and Non-Cash Compensation Procedures.

E.  OUTSIDE DIRECTORSHIPS AND OUTSIDE BUSINESS ACTIVITIES

Employees and access persons may not serve on the board of directors of any publicly traded company or engage in outside business activities without prior written approval from the General Counsel of Nuveen Investments or his or her designee. Employees and access persons must also obtain prior written approval to serve on the board of directors of not-for-profit organizations. If approval is granted, the individual must report such service or activities on an annual basis.1

F.  PROTECTION OF CONFIDENTIAL INFORMATION

Each employee and access person of a Nuveen Subsidiary must preserve the confidentiality of non-public information learned in the course of his or her employment, including nonpublic information about Nuveen Investments' securities recommendations and client securities holdings and transactions. Employees and access persons may not misuse such information or disclose such information, whether within or outside Nuveen Investments, except to authorized persons who need to know the information for business purposes. Employees and access persons must comply with all laws, rules and regulations concerning the protection of client information including, without limitation, Regulation S-P.


------------------
1Employees and access persons who receive authorization to serve as board members of publicly traded companies must be isolated through information barriers from those persons making investment decisions concerning securities issued by the entities involved.

G.  PAYMENTS TO GOVERNMENT OFFICIALS AND POLITICAL CONTRIBUTIONS

No payment can be made directly or indirectly to any employee, official or representative of any governmental agency or any party or candidate for the purposes of influencing any act or decision on behalf of Nuveen Investments. Employees and access persons are free to participate as individuals in political activities, but are prohibited from engaging in such activities as a representative of Nuveen Investments and from using the name or credibility of Nuveen Investments in connection with political activities. Nuveen Investments will not reimburse any employee or access person for any political contributions or similar expenses.

                               IV. INSIDER TRADING

Nuveen Investments has adopted Policies and Procedures Designed to Detect and Prevent Insider Trading and to Preserve Confidential Information. These policies and procedures prohibit employees and access persons from trading, either personally or on behalf of others, on the basis of material nonpublic information in violation of the law. This conduct is frequently referred to as "insider trading." Nuveen Investments' policies and procedures to prevent insider trading apply to every employee and access person and extend to activities within and outside such individual's duties at Nuveen Investments.

A.  INSIDER TRADING

The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others. While the law concerning insider trading is not static, it is generally understood that the law prohibits:

         o Trading by an insider while in possession of material nonpublic information;

         o Trading by a non-insider while in possession of material nonpublic information where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; and

         o        Communicating material nonpublic information to others.

B.  INSIDER STATUS

The concept of an "insider" is broad. It includes officers and employees of a company or other entity such as a municipality. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, investment advisers and the employees of such organizations.

C.  MATERIAL NONPUBLIC INFORMATION

Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Information is nonpublic until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

D.  IDENTIFYING INSIDE INFORMATION.

Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

         o Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

         o Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace?

E.  REPORTING SUSPECTED INSIDE INFORMATION.

If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

         o Report the matter immediately to a Designated Compliance or Legal Officer;

         o Do not purchase or sell the securities on behalf of yourself or others; and

         o Do not communicate the information inside or outside of Nuveen Investments, other than to a Designated Compliance or Legal Officer.

After a Designated Compliance or Legal Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

Questions regarding Nuveen Investments' policies and procedures to prevent insider trading should be referred to a Designated Compliance or Legal Officer.

                       V. PERSONAL SECURITIES TRANSACTIONS

Set forth below are the restrictions on personal trading applicable to employees and access persons, including "investment persons" (as defined in Section VIII below), of each Nuveen Subsidiary. A Nuveen Subsidiary may implement more restrictive requirements for employees under its direct supervision and control by adopting supplement procedures under this Section V. Also included are certain restrictions that apply to the non-interested directors of the Nuveen Funds.

A.  TRADING RESTRICTIONS FOR ALL EMPLOYEES

         1. Stock of Nuveen Investments, Inc. No employee, officer or director of any Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has "beneficial ownership" (as defined in Section VIII below), any security issued by Nuveen Investments, Inc. ("JNC") without prior written approval as specified in subsection H below.2

         2. Initial Public Offerings. No employee, officer or director of any Nuveen Subsidiary may purchase, directly or indirectly for any account in which he or she has beneficial ownership, any security in an "initial public offering" (as defined in Section VIII below).

         3. Limited Offerings. No employee, officer or director of any Nuveen Subsidiary may purchase, directly or indirectly for any account in which he or she has beneficial ownership, any security in a "limited offering" (as defined in Section VIII below) without prior written approval.3


B. ADDITIONAL TRADING RESTRICTIONS FOR ACCESS PERSONS (INCLUDING INVESTMENT PERSONS)

         1. Securities on Pre-Clearance or Black-Out Lists. No access person of a Nuveen Subsidiary that issues a pre-clearance list or a black-out list to which such access person is subject may:

         o Purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security appearing on such pre-clearance list without prior written approval; or

         o Purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security appearing on such black-out list.


------------------
2This restriction applies to transactions in JNC securities held in Nuveen Investments' 401(k)/Profit Sharing Plan unless such transactions are made automatically in accordance with a predetermined schedule or allocation.

3A decision to grant approval will take into account, among other factors, whether the investment opportunity would be consistent with the strategies and objectives of a client account and whether the opportunity is being offered to the access person by virtue of his or her position with Nuveen Investments.

         2. Securities Being Purchased or Sold in Client Accounts. No access person of any Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security that to his or her actual knowledge is then being purchased or sold or actively being considered for purchase or sale by a client of Nuveen Investments. This restriction, however, does not apply when the purchase or sale by the client account is a "maintenance trade" or an "unsupervised trade" (as defined in Section VIII below).

C.  ADDITIONAL TRADING RESTRICTIONS FOR INVESTMENT PERSONS

         1. Securities Eligible for Purchase or Sale by Client Accounts. Except with prior written approval, no investment person of a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any security eligible for purchase or sale by a client account for which such investment person has responsibility.4

         2. Securities Traded Within Seven Days Before a Client Transaction. In the event that a client account purchases a security within 7 days following the purchase, or sells a security within 7 days following the sale, of the same security by an investment person who has responsibility for the client account, the investment person may be required to dispose of the security and/or disgorge any profits associated with his or her transaction. Such disposal and/or disgorgement may be required notwithstanding any prior written approval granted pursuant to paragraph C.1 above, unless the purchase or sale by the client account is a maintenance trade or unsupervised trade.

D.  OTHER TRADING RESTRICTIONS

         1. Transactions in Certain Closed-End Funds. No employee of a Nuveen Subsidiary in Chicago may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any shares of a Nuveen Closed-End Fund (as defined in Section VIII below) or other closed-end fund advised or subadvised by a Nuveen Subsidiary without prior written approval. In addition, no employee, officer or director of any Nuveen Subsidiary who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 by reason of his or her position with a Nuveen Closed-End Fund or other closed-end fund subadvised by a Nuveen Subsidiary may purchase or sell, directly or indirectly for any account in which he or she has beneficial ownership, any shares of such fund without prior written approval.

------------------
4Written approval may be withheld unless it is determined that the transaction is unlikely to present an opportunity for abuse and there has been no trade (other than a maintenance trade or unsupervised trade) of the same security in a client account for which the investment person has some responsibility within 7 days preceding the request.

         2. Non-Interested Directors of Nuveen Funds. A non-interested director of a Nuveen Fund is nonetheless deemed an "access person" of the Fund under Rule 17j-1. Accordingly, in connection with his or her purchase or sale of a security held or to be acquired by the Fund, such non-interested director may not: engage in any act or practice that operates as a fraud or deceit upon the Fund; make any material misstatement or omission to the Fund; or engage in any manipulative practice with respect to the Fund. Under this Code, a non-interested director of a Nuveen Fund:

         o May not purchase or sell shares of a Nuveen Closed-End Fund without prior written approval;

         o        May not purchase any security issued by JNC or its parent, St.
                  Paul Travelers Companies, Inc.;

         o May purchase or sell other securities which are eligible for purchase or sale by a Nuveen Fund, including securities in an initial public offering or limited offering, without prior written approval unless such non-interested director has actual knowledge that the securities are being purchased or sold, or are actively being considered for purchase or sale, by the Nuveen Fund.

         3. Frequent Trading in Shares of Certain Open-End Funds. Employees and access persons of each Nuveen Subsidiary must adhere to the restrictions on frequent trading set forth in the registration statement of any Nuveen Open-End Fund (as defined in Section VIII below) and any other open-end fund advised or subadvised by a Nuveen Subsidiary.

         4. Excessive or Abusive Trading. Nuveen Investments understands that it is appropriate for employees and access persons to participate in the securities markets as part of their overall personal investment programs. However, excessive personal trading (as measured in terms of frequency, complexity of trading programs, numbers of trades or other measures) and other personal trading patterns that involve opportunities for abuse are inconsistent with the fiduciary principles and this Code. Accordingly, if the trading by an employee or access person in any account, including but not limited to a 401(k) plan, appears to be excessive or otherwise abusive, the Designated Compliance or Legal Officers of the applicable Nuveen Subsidiary may place additional restrictions on such trading.

E.  EXCEPTIONS TO TRADING RESTRICTIONS

The restrictions on personal securities trading set forth in Sections A through D above do not apply to the following:

         1. Transactions in securities over which a person has no direct or indirect influence or control;5

         2. Transactions effected pursuant to an "automatic investment plan" (as defined in Section VIII below);

         3. Transactions in securities issued by the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements;

         4. Transactions in shares issued by registered open-end investment companies (other than the restrictions on frequent trading in shares of Nuveen Open-End Funds and other open-end funds advised or subadvised by a Nuveen Subsidiary);

         5. Transactions in shares of unit investment trusts that are invested exclusively in one or more registered open-end investment companies;

         6. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuers, and sales of such rights so acquired;

         7. Acquisitions of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, and other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities; and

         8. Transactions that are non-volitional on the part of the access person, including the call by a third party of an option on securities owned by the access person.


------------------
5This would include securities transactions in accounts over which a person has granted full discretionary authority to another party that does not have beneficial ownership in the securities, such as a separately managed account for which a third party has full and exclusive discretion, provided that the Designated Compliance or Legal Officers receive written notice of such grant of authority.

The Designated Compliance or Legal Officers of a Nuveen Subsidiary may grant other exceptions on a case-by-case basis upon a determination that the conduct at issue is unlikely to present an opportunity for abuse. The person seeking such exemption must make a request to the Designated Compliance or Legal Officers and must receive prior written approval before the exemption becomes effective.

F.  REPORTING REQUIREMENTS

         1. General Reporting Requirements. Nuveen Investments will deliver a copy of this Code to each employee and access person of a Nuveen Subsidiary and will notify any person who is an access person or investment person of a Nuveen Subsidiary under this Code promptly upon such person's becoming an access person or investment person. Shortly after receipt of a copy of the Code, the recipient shall be asked to acknowledge that he or she:

         o        Has received a copy of the Code;

         o        Has read and understands the Code;

         o        Agrees that he or she is legally bound by the Code; and

         o        Will comply with all requirements of the Code.

Nuveen Investments shall thereafter also deliver to each employee and access person a copy of any amendments to the Code.

         2. Initial Holdings Report. Each access person of a Nuveen Subsidiary must submit to a Designated Compliance or Legal Officer a report of all holdings in securities within 10 days of becoming an access person. The report must include the following information current as of a date not more than 45 days prior to the date of becoming an access person:

         o Title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each security;

         o Name of any broker, dealer or bank with which the access person maintains an account; and

         o        Date on which the report is submitted.

UNLESS ONE OF THE EXCEPTIONS SET FORTH IN SECTION G BELOW APPLIES, BENEFICIAL OWNERSHIP OF SHARES OF NUVEEN OPEN-END FUNDS, INCLUDING SHARES HELD IN THE NUVEEN INVESTMENTS 401(K)/PROFIT SHARING PLAN, AND SHARES OF ANY OTHER OPEN-END FUND FOR WHICH A NUVEEN SUBSIDIARY SERVES AS AN ADVISER OR SUBADVISER, MUST BE INCLUDED IN THE INITIAL HOLDINGS REPORT. SEE SCHEDULE III FOR A LIST OF SUCH FUNDS.

An access person's initial holdings report may be in the form of broker, dealer, bank or fund account statements, written information provided by the administrator of the Nuveen Investments 401(k)/Profit Sharing Plan, or in such other form approved by the Designated Compliance or Legal Officers.

         3. Annual Holdings Report. Access persons must submit to a Designated Compliance or Legal Officer a report of all security holdings within 45 days after the end of each calendar year. The report must include the following information current as of the last day of the calendar year:

         o Title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each security;

         o Name of any broker, dealer or bank with which the access person maintains an account; and

         o        Date on which the report is submitted.

UNLESS ONE OF THE EXCEPTIONS SET FORTH IN SECTION G BELOW APPLIES, BENEFICIAL OWNERSHIP OF SHARES OF NUVEEN OPEN-END FUNDS, INCLUDING SHARES HELD IN THE NUVEEN INVESTMENTS 401(K)/PROFIT SHARING PLAN, AND SHARES OF ANY OTHER OPEN-END FUND FOR WHICH A NUVEEN SUBSIDIARY SERVES AS AN ADVISER OR SUBADVISER, MUST BE INCLUDED IN THE ANNUAL HOLDINGS REPORT. SEE SCHEDULE III FOR A LIST OF SUCH FUNDS.

An access person's annual holdings report may be in the form of broker, dealer, bank or fund account statements, written information provided by the administrator of the Nuveen Investments 401(k)/Profit Sharing Plan, or in such other form approved by the Designated Compliance or Legal Officers.

         4. Quarterly Transaction Reports. Access persons must submit to a Designated Compliance or Legal Officer transaction reports no later than 30 days after the end of each calendar quarter covering all transactions in securities during the quarter. The report must include:

         o Date of transaction, title, exchange ticker symbol or CUSIP number, interest rate and maturity date (if applicable), number of shares and principal amount of each security involved;

         o Nature of the transaction (e.g., purchase, sale or any other acquisition or disposition);

         o        Price at which the transaction was effected;

         o Name of broker, dealer, or bank through which the transaction was effected;

         o Name of broker, dealer or bank with whom any new account was established and the date such account was established; and

         o        Date on which the report is submitted.

UNLESS ONE OF THE EXCEPTIONS SET FORTH IN SECTION G BELOW APPLIES, TRANSACTIONS IN SHARES OF NUVEEN OPEN-END FUNDS, INCLUDING TRANSACTIONS IN SHARES HELD IN THE NUVEEN INVESTMENTS 401(K)/PROFIT SHARING PLAN, AND TRANSACTIONS IN SHARES OF ANY OTHER OPEN-END FUND FOR WHICH A NUVEEN SUBSIDIARY SERVES AS AN ADVISER OR SUBADVISER, MUST BE INCLUDED IN THE QUARTERLY TRANSACTION REPORT. SEE SCHEDULE III FOR A LIST OF SUCH FUNDS.

An access person's quarterly transaction reports may be in the form of broker, dealer, bank or fund account statements, written information provided by the administrator of the Nuveen Investments 401(k)/Profit Sharing Plan, or in such other form approved by the Designated Compliance or Legal Officers.

         5. Transaction Reports of Non-Interested Directors. Non-interested directors of a Nuveen Fund must report a personal securities transaction only if such director, at the time of that transaction, knew that during the 15-day period immediately preceding or subsequent to the date of the transaction by the director, such security was purchased or sold by the fund or was being considered for purchase or sale by the fund. Non-interested directors must report securities transactions meeting these requirements within 30 days after the end of each calendar quarter.

         6. Brokerage Statements. Each employee of a Nuveen Subsidiary must instruct his or her broker, dealer, or bank to send duplicate confirmations and copies of periodic statements of all securities transactions in their accounts (including, for access persons, accounts held directly with any Nuveen Open-End Fund or other open-end fund subadvised by a Nuveen Subsidiary), unless one of the exceptions in Section G below applies. With respect to transactions in the Nuveen Investments 401(k)/Profit Sharing Plan, this requirement is deemed satisfied by virtue of the reports being sent by the plan administrator directly to the Human Resources Department and/or the Legal and Compliance Department.

G.  EXCEPTIONS TO REPORTING REQUIREMENTS

The following holdings and/or transactions are not required to be included in the reports described in Section F above:

         1. Holdings and transactions in securities over which a person has no direct or indirect influence or control need not be included in any holding report or quarterly transaction report; 6

         2. Transactions effected pursuant to an automatic investment plan, including transactions in Nuveen Investments' 401(k)/Profit Sharing Plan and any dividend reinvestment plan need not be included in any quarterly transaction report, unless such transactions override or deviate from the pre-set schedule or allocations of such automatic investment plan;

         3. Holdings and transactions in securities issued by the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements, need not be included in any holding report or quarterly transaction report;

         4. Holdings and transactions in shares issued by open-end funds that are not advised or subadvised by a Nuveen Subsidiary need not be included in any holding report or quarterly transaction report; and

         5. Holdings and transactions in shares of unit investment trusts that are invested exclusively in one or more open-end funds that are not advised or subadvised by a Nuveen Subsidiary need not be included in any holding report or quarterly transaction report.

H.  PROCEDURES

         1. Notification of Status as an Access Person or Investment Person. Nuveen Investments will notify each person who is considered to be an access person or investment person under this Code.


------------------
6This would include securities transactions in accounts over which a person has granted full discretionary authority to another party that does not have beneficial ownership in the securities, such as a separately managed account for which a third party has full and exclusive discretion, provided that the Designated Compliance or Legal Officers receive written notice of such grant of authority.

         2. Maintenance of Access Person Master List. Each Nuveen Subsidiary will maintain and update an access person master list containing the names of its access persons and investment persons who are subject to this Code. It will also maintain a list of all open-end funds for which any Nuveen Subsidiary serves as an adviser or subadviser.

         3. Procedure for Requesting Prior Written Approval. A request for prior written approval required by Sections A through E above may be made orally or in writing (including by e-mail) to a Designated Compliance or Legal Officer of the applicable Nuveen Subsidiary. Such requests must include the following information:

         o        Title, ticker symbol or CUSIP number;

         o        Type of security (bond, stock, note, etc.);

         o Maximum expected dollar amount or number of shares of proposed transaction;

         o        Nature of the transaction (purchase, sale or limit order); and

         o        Broker's name and account number.

The person granting approval of a transaction will create an e-mail or other written record setting forth the terms of the approval and will copy the other employees and access persons who need to know such information.

The person making the request will have one business day to execute an approved transaction at market or to place or cancel a limit order. Failure to execute the approved transaction within one business day will require the person to re-submit their pre-clearance request as described above. The automatic execution of an order does not require an additional approval.

         4. Monitoring of Personal Securities Transactions. Designated Compliance or Legal Officers will review personal securities transactions and holdings reports periodically.


                       VI. ADMINISTRATION AND ENFORCEMENT

A.  APPROVAL OF CODE

This Code must be approved by each Nuveen Subsidiary identified on Schedule I hereto, the principal underwriter or depositor of the Nuveen Defined Portfolios, the board of directors of the Nuveen Open-End and Closed-End Funds, and the board of directors or trustees of any other fund for which a Nuveen Subsidiary serves as an adviser or subadviser. Material amendments must be approved by such fund boards (or principal underwriter or depositor in the case of a unit investment trust) within six months of the amendment.

B.  REPORTING TO FUND BOARDS

Nuveen Investments or the applicable Nuveen Subsidiary must provide an annual written report to the board of directors of any Nuveen Fund or other fund for which a Nuveen Subsidiary serves as an adviser or subadviser (other than a unit investment trust). The report must:

         o Describe any issues arising under the Code since the last report, including information about material violations of the Code and sanctions imposed in response to such violations; and

         o Certify that the adopted procedures in the Code are reasonably necessary to prevent access persons from violating the Code.

C.  DUTY TO REPORT VIOLATIONS

Employees and access persons must report violations of the Code promptly to a Designated Compliance or Legal Officer of the applicable Nuveen Subsidiary, who in turn must report all such violations to such Subsidiary's Chief Compliance Officer. Such reports will be treated confidentially to the extent permitted by law and investigated promptly.

D.  SANCTIONS FOR VIOLATION OF THE CODE

Employees and access persons of a Nuveen Subsidiary may be subject to sanctions for violations of the specific provisions or general principles of the Code. Violations by such persons will be reviewed and sanctions determined by the General Counsel of Nuveen Investments, the Chief Compliance Officer of the applicable Nuveen Subsidiary, or their designee(s). Sanctions which may be imposed include:

         o        Formal warning;

         o        Restriction of trading privileges;

         o        Disgorgement of trading profits;

         o        Fines; and/or

         o        Suspension or termination of employment.

The factors which that may be considered when determining the appropriate sanctions include, but are not limited to:

         o        Harm to a client's interest;

         o        Extent of unjust enrichment;

         o        Frequency of occurrence;

         o Degree to which there is personal benefit from unique knowledge obtained through a person's position with a Nuveen Subsidiary or its clients.

         o        Degree of perception of a conflict of interest;

         o Evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or

         o Level of accurate, honest and timely cooperation from the person subject to the Code.

Violations by non-interested directors of a Nuveen Fund will be reviewed and sanctions determined by the other non-interested directors of such fund or a committee thereof.

E.  FORM ADV DISCLOSURE

Each Nuveen Subsidiary that is an investment adviser must include on Schedule F of Part II of its Form ADV a description of the Code and a statement that such Nuveen Subsidiary will provide a copy of the Code to any client or prospective client upon request.

F.   INTERPRETATION OF CODE AND THE GRANTING OF WAIVERS

Questions concerning the interpretation or applicability of the provisions of this Code, and the granting of waivers hereunder, may be determined by the General Counsel of Nuveen Investments, the Chief Compliance Officer of the applicable Nuveen Subsidiary, or their designees.

                               VII. RECORDKEEPING

Nuveen Investments will maintain the following records in a readily accessible place in accordance with Rule 17j-1(f) under the Investment Company Act of 1940 and Rule 204-2 under the Investment Advisers Act of 1940.

         o A copy of each Code that has been in effect at any time during the past five years;

         o A record of any violation of the Code and any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred;

         o A record of all written acknowledgements of receipt of the Code and amendments for each person who is currently, or within the past five years was, an access person;

         o Holdings and transactions reports made pursuant to the Code, including any brokerage confirmation and account statements made in lieu of these reports;

         o A list of the names of persons who are currently, or within the past five years were, access persons;

         o A record of any decision and supporting reasons for approving the acquisition of securities by access persons in initial public offerings or limited offerings for at least five years after the end of the fiscal year in which approval was granted;

         o Any decisions that grant employees and access persons a waiver from or exception to the Code;

         o A record of persons responsible for reviewing access persons' reports currently or during the last five years; and

         o A copy of reports provided to a fund's board of directors regarding the Code.

                                VIII. DEFINITIONS

A.  ACCESS PERSON

Consistent with the provisions of Rule 204A-1(e)(1) under the Investment Advisers Act of 1940, an "access person" of a Nuveen Subsidiary means any partner, officer or director (or other person occupying a similar status or performing similar functions) or employee of such Nuveen Subsidiary (including any person who provides investment advice on behalf of such Nuveen Subsidiary and is subject to the Nuveen Subsidiary's supervision and control) who:

         o With respect to a particular client of the Nuveen Subsidiary, has access to nonpublic information regarding the client's purchase or sale of securities;

         o Has access to nonpublic information regarding the portfolio holdings of any Nuveen Fund or of any other fund for which the Nuveen Subsidiary serves as an adviser or subadviser; or

         o Is involved in making securities recommendations to clients of the Nuveen Subsidiary or has access to such recommendations that are nonpublic.

According to Rule 204A-1(e)(1), any director, officer or partner of a Nuveen Subsidiary is presumed to be an access person of such Nuveen Subsidiary.

In addition to the foregoing and in accordance with Rule 17j-1(a)(2) under the Investment Company Act of 1940, an access person of a Nuveen Subsidiary also includes (y) any director, officer, general partner or employee of the Nuveen Subsidiary or of any company in a control relationship with such Nuveen Subsidiary who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a registered investment company client or whose functions relate to the making of such recommendations and (z) any natural person in a control relationship with the Nuveen Subsidiary who obtains information concerning recommendations made to a registered investment company client.

Finally, an access person also includes any other person designated as such by Nuveen Investments or a Nuveen Subsidiary.

B.  AUTOMATIC INVESTMENT PLAN

"Automatic investment plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

C.  BENEFICIAL OWNERSHIP

"Beneficial ownership" means having or sharing a direct or indirect pecuniary interest in a security through any contract, arrangement, understanding, relationship or otherwise. The term "pecuniary interest" means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities. See Rule 16a-1(a)(2) under the Securities Exchange Act of 1934. The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is very broad and encompasses many situations that might not ordinarily be thought to confer a "pecuniary interest" in, or "ownership" of, securities, including the following:

         o Family Holdings. As a general rule, you are regarded as the beneficial owner of securities not only in your name but held in the name of members of your immediate family, including: your spouse or domestic partner; your child or other relative who shares your home or, although not living in your home, is economically dependent upon you; or any other person if you obtain from such securities benefits substantially similar to those of ownership.

         o Partnership and Corporate Holdings. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership, so long as the partner has direct or indirect influence or control over the management and affairs of the partnership. A limited partner will generally not be deemed to beneficially own securities held by a limited partnership, provided he or she does not own a controlling voting interest in the partnership. If a corporation is your "alter ego" or "personal holding company," the corporation's holdings of securities will be attributable to you.

         o Investment Clubs. You are deemed to beneficially own securities held by an investment club of which you or a member of your immediate family (as defined above) is a member. Membership in investment clubs must be pre-approved by a Designated Compliance or Legal Officer .

         o Trusts. You are deemed to beneficially own securities held in trust if any of the following is true: you are a trustee and either you or members of your immediate family (as defined above) have a monetary interest in the trust, whether as to principal or income; you have a vested beneficial interest in the trust; or you are settlor of the trust and you have the power to revoke the trust without obtaining the consent of all the beneficiaries. See Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

D.  CONTROL

"Control" of a company means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company, and a control relationship exists when a company controls, is controlled by, or is under common control with, another company. Any person who owns beneficially, either directly or through one or more controlled companies, more than twenty-five percent (25%) of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than twenty-five percent (25%) of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

E.  FUND

"Fund" means an investment company registered under the Investment Company Act of 1940.

F.  INITIAL PUBLIC OFFERING

"Initial public offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

G.  INVESTMENT PERSON

"Investment person" means an access person of a Nuveen Subsidiary who (i) in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities for a client account or (ii) is a natural person in a control relationship with a Nuveen Subsidiary and obtains information concerning recommendations made to a client account. Investment persons of a Nuveen Subsidiary include portfolios managers, portfolio assistants, securities analysts and traders employed by such Nuveen Subsidiary, or any other persons designated as such on the Nuveen Subsidiary's master access person list.

H.  LIMITED OFFERING

"Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under such Act. Limited offerings are also known as "private placements."

I.  MAINTENANCE TRADE

"Maintenance trade" means a regular, day-to-day transaction in a security currently in a Nuveen Subsidiary's model portfolio (or an alternative for such security) made for a new client account or pursuant to the deposit or withdrawal of money from an existing client account or a trade that is directed by a client account. A maintenance trade also includes the sale of existing securities from a new client account for the purpose of acquiring securities currently in a Nuveen Subsidiary's model portfolio (or an alternative for such securities). A maintenance trade relates solely to rebalancing an existing client account or investing a new client account in a passive manner to track a model portfolio and is deemed not to involve the exercise of investment discretion.

J.  NON-INTERESTED DIRECTOR

"Non-interested director" means a director who is not an "interested director" of a fund and who is not employed by, or has a material business relationship or professional relationship with, the fund or the fund's investment adviser or underwriter. See Section 2(a)(19) of the Investment Company Act of 1040.

K.  NUVEEN FUND

"Nuveen Fund" means any fund for which a Nuveen Subsidiary serves as the investment adviser and for which Nuveen Investments, LLC serves as a principal underwriter or as a member of the underwriting syndicate. A Nuveen Fund is any Nuveen Defined Portfolio, Nuveen Closed-End Fund or Nuveen Open-End Fund.

L.  PURCHASE OR SALE OF A SECURITY

"Purchase or sale of a security" includes, among other things, the purchasing or writing of an option and the acquisition or disposition of any instrument whose value is derived from the value of another security.

M.  SECURITY

"Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation ink temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. Without limiting the foregoing, a security also includes any instrument whose value is derived from the value of another security.

 N.  UNSUPERVISED TRADE

"Unsupervised trade" is the purchase or sale of a security for which no Nuveen Subsidiary has investment discretion.

                                   SCHEDULE I

                     NUVEEN SUBSIDIARIES ADOPTING THIS CODE

                          Nuveen Asset Management, Inc.
                        Nuveen Investments Advisers Inc.
               Nuveen Investments Institutional Services Group LLC
                     NWQ Investment Management Company, LLC
                       Rittenhouse Asset Management, Inc.
                          Symphony Asset Management LLC
                             Nuveen Investments LLC

                                   SCHEDULE II

                     DESIGNATED COMPLIANCE OR LEGAL OFFICERS

                          NUVEEN ASSET MANAGEMENT, INC.
                        NUVEEN INVESTMENTS ADVISERS INC.
                             NUVEEN INVESTMENTS LLC
                                  Ginny Johnson
                                   Diane Meggs
                                   Mary Keefe
                                   Jim Grassi
                                  Larry Martin
                                 Giff Zimmerman
                                 Jessica Droeger
                                  Walter Kelly
                                 Alan Berkshire

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
               NUVEEN INVESTMENTS INSTITUTIONAL SERVICES GROUP LLC
                                 Gerald Wheeler
                               Kathleen Hendricks
                                  Michelle Kato

                       RITTENHOUSE ASSET MANAGEMENT, INC.
                                   Cathy Reese
                                  Ginny Johnson
                                   Diane Meggs
                                   Mary Keefe
                                   Jim Grassi
                                  Larry Martin
                                 Giff Zimmerman
                                 Jessica Droeger
                                  Walter Kelly
                                 Alan Berkshire

                          SYMPHONY ASSET MANAGEMENT LLC
                                  Neil Rudolph
                                 Christina Manns
                                   Mary Keefe

                                  SCHEDULE III

           OPEN-END FUNDS ADVISED OR SUBADVISED BY A NUVEEN SUBSIDIARY

NUVEEN  MULTISTATE TRUST IV                                 NUVEEN INVESTMENT TRUST
Nuveen Kansas Municipal Bond Fund                           Nuveen Balanced Stock and Bond Fund
Nuveen Kentucky Municipal Bond Fund                         Nuveen Balanced Municipal and Stock Fund
Nuveen Michigan Municipal Bond Fund                         Nuveen Large-Cap Value Fund
Nuveen Missouri Municipal Bond Fund                         Nuveen NWQ Global Value Fund
Nuveen Ohio Municipal Bond Fund                             Nuveen NWQ Multi-Cap Value Fund
Nuveen Wisconsin Municipal Bond Fund                        Nuveen NWQ Small Cap Value Fund
                                                            Nuveen NWQ Value Opportunities Fund
NUVEEN MUNICIPAL TRUST
Nuveen Intermediate Duration Municipal Bond Fund            NUVEEN INVESTMENT TRUST II
Nuveen Insured Municipal Bond Fund                          Nuveen NWQ International Value Fund Nuveen
All-American Municipal Bond Fund                            Nuveen Rittenhouse Growth Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund                       NUVEEN INVESTMENT TRUST III
                                                            Nuveen Core Bond Fund
NUVEEN MULTISTATE TRUST I                                   Nuveen High Yield Bond Fund
Nuveen Arizona Municipal Bond Fund                          Nuveen Short Duration Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Florida Municipal Bond Fund                          OTHER FUNDS
Nuveen Maryland Municipal Bond Fund                         ING International Value Choice Fund
Nuveen New Mexico Municipal Bond Fund                       ING MidCap Value Choice Fund
Nuveen Pennsylvania Municipal Bond Fund                     ING Small Cap Value Choice Fund
Nuveen Virginia Municipal Bond Fund                         ING Global Value Choice Fund
                                                            HSBC Investor Value Fund
NUVEEN MULTISTATE TRUST II                                  ML Global Selects-North American Large Cap Growth
Nuveen California Municipal Bond Fund                              Portfolio I
Nuveen California Insured Municipal Bond Fund               MLIG Roszel/NWQ Small Cap Value Portfolio
Nuveen Connecticut Municipal Bond Fund                      MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
Nuveen Massachusetts Municipal Bond Fund                    MTB Large Cap Value Fund I
Nuveen Massachusetts Insured Municipal Bond Fund            MTB Large Cap Value Fund II
Nuveen New Jersey Municipal Bond Fund                       The Timothy Plan Large/Mid Cap Growth Fund
Nuveen New York Municipal Bond Fund                         UBS Fiduciary Trust Company Large Company Growth
Nuveen New York Insured Municipal Bond Fund                       Portfolio
                                                            Wilshire Small Cap Value Fund
NUVEEN MULTISTATE TRUST III                                 Activa International Fund
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

                            CODE OF ETHICS SUPPLEMENT

                                       FOR

                      NWQ INVESTMENT MANAGEMENT COMPANY LLC

                              DATED AUGUST 1, 2005

--------------------------------------------------------------------------------

Pursuant to Section V of the Code of Ethics and Reporting Requirements for Nuveen Investments, Inc. (the "Code") which have been adopted by NWQ Investment Management Company LLC (sometimes referred to herein as the "Firm") and made applicable to them as of August 1, 2005, NWQ hereby adopts and sets forth the following supplemental procedures and restrictions applicable to employees under NWQ's direct and/or shared supervision and control ("NWQ Employees").

I. SUPPLEMENT TO SECTIONS V.B.1 AND 2, V.C.1 AND 2 OF THE CODE (PRE-CLEARANCE OF PERSONAL TRADES)

         A. All NWQ Employees are considered "Access Persons" for purposes of section V.B and "Investment Persons" for the purposes contemplated by Section V.C. of the Code (as supplemented hereby). With respect to NWQ Employees, Section V.C.2 shall apply to both purchases and sales within 7 days before and 7 days after the same security is purchased or sold for clients on a firmwide basis (firmwide basis means for substantially all clients in a particular strategy).

         B. With respect to the "prior written approval" requirements contained in the Code, NWQ Employees shall obtain "prior written approval" on all personal securities transactions not otherwise exempted from pre-clearance under the Code through the Compliance Department of the Firm.

                  1.       PRE-CLEARANCE PROCEDURES

                           All NWQ Employees must receive prior written approval from a Designated Compliance or Legal Officer for NWQ as identified at Schedule II of the Code before purchasing or selling securities in an account for which the NWQ Employee has beneficial ownership. NWQ Employees should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form, attached hereto as EXHIBIT A, to a Designated Compliance or Legal Officer for NWQ.

                           Pre-clearance approval will be valid only for the business day on which the authorization is granted, EXCEPT, pre-clearance approval obtained on or after 1:00 pm on a business day is valid through the close of business on the next business day. For example, pre-clearance received at 10:00 am Monday would expire as of the close of business Monday. Pre-clearance received at 1:00 pm on Monday would expire as of the close of business on Tuesday. If the trade is not completed before such pre-clearance expires, the NWQ Employee is required to again obtain pre-clearance for the trade. In addition, if an NWQ Employee becomes aware of any additional information with respect to a transaction that was pre-cleared, such person is obligated to disclose such information to the appropriate Chief Compliance Officer prior to executing the pre-cleared transaction.

                  2.       NO SHORT SWING PROFITS

                           No NWQ Employee shall profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement.

                           EXCEPTION: NWQ's Designated Compliance or Legal officer may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of client trading. The Designated Compliance or Legal officer shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The Designated Compliance or Legal officer may consider granting an exception to this prohibition if the securities involved in the transaction are not
                           (i) being considered for purchase or sale by client accounts on a firmwide basis or (ii) being purchased or sold by client accounts on a firmwide basis and are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, a completed Securities Transactions Report Relating to Short-Term Trading (EXHIBIT B) must be provided to the Designated Compliance or Legal officer, certifying that the proposed transaction is in compliance with this Code of Ethics.

II.      SUPPLEMENT TO SECTION V.F.2 OF THE CODE (INITIAL HOLDINGS REPORT)

         A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.2 of the Code (as supplemented hereby).

         B. Notwithstanding anything at Section V.F.2 to the contrary, all NWQ Employees shall file within 10 days after the first day of employment at NWQ an Initial Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. Such report shall be made on the Initial Report of NWQ Employee Form attached hereto as EXHIBIT C.

                  The information to be disclosed on the Initial Holdings Report shall include the following information current within 45 days prior to the first day of employment at NWQ:

                           (i) all personal securities holdings and holdings in Nuveen Open-End Funds and open-end Funds for which a Nuveen Subsidiary (including NWQ) serves as adviser or subadviser ("Nuveen Affiliated Open-End Funds") (including holdings acquired before the person became an NWQ Employee);

                           (ii) The name of any broker, dealer, bank, Fund or Fund distributor with whom the NWQ Employee maintains an account, including an account in which any Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held for the direct or indirect benefit of the NWQ Employee; and

                           (iii) any other information requested to be disclosed on the Initial Holdings Report Form from time to time.

                  Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed. NWQ Employees do not need to report holdings in any account over which the NWQ Employee has no direct or indirect influence or control.

                  A list of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds appears attached hereto as EXHIBIT D.

         C. Notwithstanding anything at Section V.F.1 to the contrary, every NWQ Employee shall certify in his Initial Holdings Report that:

                           (i) he has received, read and understands the Code and recognizes that he is subject thereto; and

                           (ii) he has no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between his transactions and securities held or to be acquired by a client account.

III.     SUPPLEMENT TO SECTION V.F.3 OF THE CODE (ANNUAL HOLDINGS REPORT)

         A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.3 of the Code (as supplemented hereby).

         B. Notwithstanding anything at Section V.F.3 to the contrary, all NWQ Employees shall file within 45 days after the end of each calendar year an Annual Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. Such report shall be made on the Annual Report of NWQ Employee Form, attached hereto as EXHIBIT E.

         C. All NWQ Employees shall disclose on the Annual Report of NWQ Employee Form all personal securities holdings as of the calendar year end plus any other information requested to be disclosed on such Form from time to time. NWQ Employees do not have to disclose holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies with one exception: NWQ Employees must disclose holdings in Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held outside of the NWQ Employee's Nuveen 401(k) account. NWQ Employees do not need to report transactions effected in any account over which the NWQ Employee has no direct or indirect influence or control.

         D. In addition to reporting securities holdings, every NWQ Employee shall certify annually that:

                           (i) he has read and understands the Code and recognizes that he is subject thereto;

                           (ii) he has complied with the requirements of the Code; and that he has reported all personal securities transactions required to be reported pursuant to the requirements of the Code;

                           (iii) they he has not disclosed pending "buy" or "sell" orders for a Client account to non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order or as permitted by this Code; and

                           (iv) he has no knowledge of the existence of any personal conflict of interest relationship which may involve any client account, such as any economic relationship between their transactions and securities held or to be acquired by a client account.

IV.      SUPPLEMENT TO SECTION V.F.4 OF THE CODE (QUARTERLY TRANSACTION REPORT)

         A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.4 of the Code (as supplemented hereby).

         B. Notwithstanding anything at Section V.F.4 to the contrary, all NWQ Employees shall file within 30 days after the end of each calendar quarter a Quarterly Transaction Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. This quarterly report for all NWQ Employees shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended Form (EXHIBIT F).

         C.       Quarterly Reporting Requirements:

                           (i) All NWQ Employees shall disclose on the Securities Transactions for the Calendar Quarter Ended Form all personal securities transactions and all transactions in shares of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds conducted during the period as of the calendar quarter ended within thirty (30) days after quarter end.

                           (ii) Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of the NWQ Employee's quarterly statements to be provided to NWQ's Compliance Department.

                           (iii) Transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed.

                           (iv)     NWQ Employees do not need to report
                                    transactions effected in any account over which the NWQ Employee has no direct or indirect influence or control.

         D. With respect to each transaction identified in C.(i) above, an NWQ Employee shall disclose on the Quarterly Transaction
                  Report:

                           (i) the date of the transaction, title of the security, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;

                           (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                           (iii) the name of the broker, dealer, bank , Fund or Fund distributor with or through whom the transaction was effected; and

                           (iv) any other information requested to be disclosed on the form from time to time.

         E. With respect to each transaction identified in C.(i) above, an NWQ Employee shall provide to a Designated Compliance or Legal Officer for NWQ duplicate copies of confirmation for (or statement showing) each disclosable transaction in the NWQ Employee's accounts, including any Nuveen 401(k) account of the employee.

         F. In addition, with respect to any account, including a Nuveen 401(k) account, established by an NWQ Employee in which any securities or any Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds were held during the quarter for the direct or indirect benefit of the NWQ Employee, the NWQ Employee must provide:

                           (a) the name of the broker, dealer, bank , Fund or Fund distributor with whom he or she established the account; and

                           (b)      the date the account was established.

                  The quarterly report for all NWQ Employees for the NWQ Employee's Nuveen 401(k) account shall be made by arranging for the Designated Compliance or Legal officer to receive a copy of the NWQ Employee's Nuveen 401(k) account quarterly statement or other transaction report prepared by the Nuveen 401(k) plan recordkeeper.

         G. In lieu of manually filling out all of the information required by the form, NWQ Employees may attach confirms and/or account statements to a signed form.

                                                                       EXHIBIT A

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                 CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in the Code.

==================== =========== =============== ================= ================= ==================== ==================
                                                                                           BROKER/            AUTHORIZED
      SECURITY         NO. OF    PRICE PER SHARE     PRINCIPAL         NATURE OF            DEALER             BY CHIEF
 (include interest     SHARES     (or proposed        AMOUNT         TRANSACTION      OR BANK THROUGH        COMPLIANCE
 rate and maturity                   price)                        (Purchase, Sale,     WHOM EFFECTED         OFFICER or
date, if applicable)                                                    Other)                                DESIGNATED
                                                                                                           APPROVAL OFFICER

                                                                                                             YES       NO
-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

==================== =========== =============== ================= ================= ==================== ========= ========

         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Is any proposed transaction described above within sixty (60) days of a prior offsetting transaction in the same or equivalent security? Yes: [ ] No: [ ]

If yes, please include a completed "Securities Transaction Report Relating to Short term Trading", EXHIBIT B to the Code for preapproval; and the Designated Compliance or Legal Officer should prepare a memorandum describing the reasons for preapproving the transaction.

Signature:___________________________  Signature: ______________________________
          NWQ Employee                            Designated Compliance or Legal
                                                  Officer
     Name:___________________________       Name: ______________________________

     Date:___________________________        Date:______________________________

                                    EXHIBIT B

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                                 CODE OF ETHICS

 SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF NWQ EMPLOYEE
              FOR THE SIXTY-DAY PERIOD FROM _________ TO _________:


During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

  ================== ================= ============ ============= ============= ================== =====================
       SECURITY      PROPOSED DATE OF     NO. OF      PRICE PER     PRINCIPAL       NATURE OF          BROKER/DEALER
                           TRADE          SHARES        SHARE        AMOUNT        TRANSACTION        OR BANK THROUGH
                                                    (or proposed                 (Purchase, Sale,      WHOM EFFECTED
                                                       price)                         Other)
  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ================== ================= ============ ============= ============= ================== =====================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by a client account;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by a client account, or (ii) being purchased or sold by a client account; and

(c) such transactions are in compliance with the Code of Ethics of the Firm.

Date: ________________    Signature: _______________________________________
                                                 NWQ EMPLOYEE
                               Name: _______________________________________


In accordance with the provisions of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this report is:
Approved: [ ]    Not Approved: [ ]


Date: ________________    Signature: _______________________________________
                                     Designated Compliance or Legal Officer
                               Name: _______________________________________

                                                                       EXHIBIT C

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                         INITIAL REPORT OF NWQ EMPLOYEE

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for Nuveen Investments Inc. and Subsidiaries, as supplemented for NWQ Investment Management Company, LLC (the "Firm");
        (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "NWQ Employee" of the Firm.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

  ========================== ============ =========== ================= ================ ===============================
          SECURITY             NO. OF      PRICE PER     PRINCIPAL          TYPE OF       BROKER, DEALER, BANK, FUND
   (include interest rate      SHARES        SHARE        AMOUNT           PURCHASE        OR FUND DISTRIBUTOR WHERE
    and maturity date, if                                                 (Direct or          SECURITY IS HELD.D
         applicable)                                                       Indirect)
  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  ========================== ============ =========== ================= ================ ===============================

        This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

  4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  =========================== ========================== ======================================== ======================
   BROKER, DEALER BANK, FUND     BENEFICIAL OWNER OF                 ACCOUNT NUMBER               DATE ACCOUNT OPENED
   OR FUND DISTRIBUTOR WHERE           ACCOUNT
        ACCOUNT IS HELD
  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  =========================== ========================== ======================================== ======================

Signature: __________________________  Signature: ______________________________
           NWQ Employee                           Designated Compliance or Legal
                                                  Officer
     Name: __________________________       Name: ______________________________

     Date: __________________________       Date: ______________________________
           (No more than 10 days
           after employment)

                                                                       EXHIBIT D

           NUVEEN OPEN-END FUNDS AND NUVEEN AFFILIATED OPEN-END FUNDS

NUVEEN  MULTISTATE TRUST IV
Nuveen Kansas Municipal Bond Fund                       Nuveen Balanced Stock and Bond Fund
Nuveen Kentucky Municipal Bond Fund                     Nuveen Balanced Municipal and Stock Fund
Nuveen Michigan Municipal Bond Fund                     Nuveen Large-Cap Value Fund
Nuveen Missouri Municipal Bond Fund                     Nuveen NWQ Global Value Fund
Nuveen Ohio Municipal Bond Fund                         Nuveen NWQ Multi-Cap Value Fund
Nuveen Wisconsin Municipal Bond Fund                    Nuveen NWQ International Value Fund
                                                        Nuveen NWQ Small Cap Value Fund
NUVEEN MUNICIPAL TRUST                                  Nuveen NWQ Value Opportunities Fund
Nuveen Intermediate Duration Municipal                  Nuveen Rittenhouse Growth Fund
   Bond Fund
Nuveen Insured Municipal Bond Fund                      Activa International Fund
Nuveen All-American municipal Bond Fund                 ING International Value Choice Fund
Nuveen Limited Term Municipal Bond Fund                 ING MidCap Value Choice Fund
Nuveen High Yield Municipal Bond Fund                   ING Small Cap Value Choice Fund
                                                        ING Global Value Choice Fund
NUVEEN MULTISTATE TRUST I                               HSBC Investor Value Fund
Nuveen Arizona Municipal Bond Fund                      ML Global Selects-North American Large Cap Growth
Nuveen Colorado Municipal Bond Fund                            Portfolio I
Nuveen Florida Municipal Bond Fund                      MLIG Roszel/NWQ Small Cap Value Portfolio
Nuveen Maryland Municipal Bond Fund                     MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
Nuveen New Mexico Municipal Bond   Fund                 MTB Large Cap Value Fund I
Nuveen Pennsylvania Municipal Bond Fund                 MTB Large Cap Value Fund II
Nuveen Virginia Municipal Bond Fund                     The Timothy Plan Large/Mid Cap Growth  Fund
                                                        UBS Fiduciary Trust Company Large Company Growth
                                                              Portfolio
NUVEEN MULTISTATE TRUST II                              Wilshire Small Cap Value Fund
Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

                 NWQ INVESTMENT MANAGEMENT COMPANY LLC EXHIBIT E
                         ANNUAL REPORT OF NWQ EMPLOYEES

1. I hereby acknowledge that I have read and understand the Code of Ethics (The "Code") for Nuveen Investments Inc. and Subsidiaries as supplemented for NWQ Investment Management Company, LLC ("Firm") and recognize that I am subject thereto in the capacity of an NWQ Employee of the Firm.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code as supplemented.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a client account to any non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between my transactions and securities held or to be acquired by a client account.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

============================= =========== ============ ================= ===================== ===========================
         SECURITY                NO. OF     PRICE PER      PRINCIPAL       TYPE OF PURCHASE       BROKER, DEALER, BANK,
                                 SHARES       SHARE         AMOUNT            (Direct or        FUND OR FUND DISTRIBUTOR
(include interest rate and                                                    Indirect)          WHERE SECURITY IS HELD
     maturity date, if
        applicable)
----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

============================= =========== ============ ================= ===================== ===========================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

============================== ========================== ======================================== =====================
BROKER, DEALER, BANK, FUND OR     BENEFICIAL OWNER OF                 ACCOUNT NUMBER               DATE ACCOUNT OPENED
    FUND DISTRIBUTOR WHERE              ACCOUNT
       ACCOUNT IS HELD
------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

------------------------------ -------------------------- ---------------------------------------- ---------------------

Signature: ________________________        Signature:  ________________________
           NWQ Employee                                Designated Compliance or
                                                       Legal Officer
     Name: ________________________             Name:  ________________________

     Date: ________________________              Date: ________________________
           (No later than 45 days after
           year-end)

                                                                       EXHIBIT E

                     NWQ Investment Management Company, LLC

                                 CODE OF ETHICS
                  ADDENDUM TO THE ANNUAL REPORT OF NWQ EMPLOYEE

  ========================== ============ =========== ================= ================ ==================================
          SECURITY              NO. OF     PRICE PER     PRINCIPAL          TYPE OF       BROKER, DEALER, BANK, FUND OR
                                SHARES       SHARE        AMOUNT           PURCHASE      FUND DISTRIBUTOR WHERE SECURITY
   (include interest rate                                                  (Direct or                 IS HELD
   and maturity date, if                                                   Indirect)
        applicable)
  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------
  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  ========================== ============ =========== ================= ================ ==================================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

============================= ========================== ======================================== =========================
 BROKER, DEALER, BANK, FUND     BENEFICIAL OWNER OF                   ACCOUNT NUMBER                 DATE ACCOUNT OPENED
 OR FUND DISTRIBUTOR WHERE            ACCOUNT
        ACCOUNT HELD
----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

============================= ========================== ======================================== =========================

Signature: _____________________________  Signature: ___________________________
           NWQ Employee                              Designated Compliance or
                                                     Legal Officer
     Name: _____________________________       Name: ___________________________

     Date: _____________________________       Date: ___________________________
           (No later than 45 days after
           year-end)

                                                                       EXHIBIT F

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                                 CODE OF ETHICS

     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics. (IF NONE WERE TRANSACTED, WRITE "NONE"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. (Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statement to be provided to NWQ's Designated Complianceor Legal Officer.) PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

  ======================= ============= =========== ============ ============== ==================== ============================
         SECURITY         DATE OF TRADE   NO. OF     PRICE PER     PRINCIPAL         NATURE OF          BROKER, DEALER OR BANK
  (include interest rate                  SHARES       SHARE         AMOUNT         TRANSACTION         THROUGH WHOM EFFECTED
   and maturity date, if                                                          (Purchase, Sale,
        applicable)                                                                    Other)
  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------
  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ======================= ============= =========== ============ ============== ==================== ============================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  ====================================== ===================== ================================== ===============================
   BROKER, DEALER, BANK , FUND OR FUND    BENEFICIAL OWNER               ACCOUNT NUMBER                 DATE ACCOUNT OPENED
  DISTRIBUTOR WHERE ACCOUNT ESTABLISHED      OF ACCOUNT
  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  ====================================== ===================== ================================== ===============================

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

Signature: _____________________________  Signature: ___________________________
           NWQ Employee                              Designated Compliance or
                                                     Legal Officer
     Name: _____________________________       Name: ___________________________

     Date: _____________________________       Date: ___________________________
           (no later than 30 days after
           calendar quarter)

                                                                       EXHIBIT F

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

  ======================== =============== ========== =========== ================ ================= =========================
          SECURITY          DATE OF TRADE    NO. OF    PRICE PER  PRINCIPAL AMOUNT     NATURE OF      BROKER, DEALER OR BANK
   (include interest rate                    SHARES      SHARE                        TRANSACTION      THROUGH WHOM EFFECTED
   and maturity date, if                                                           (Purchase, Sale,
        applicable)                                                                     Other)
  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------
  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ======================== =============== ========== =========== ================ ================= =========================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

============================= ========================== ======================================== ============================
   BROKER, DEALER OR BANK       BENEFICIAL OWNER OF                   ACCOUNT NUMBER                  DATE ACCOUNT OPENED
   THROUGH WHOM EFFECTED              ACCOUNT
----------------------------- -------------------------- ---------------------------------------- ----------------------------
----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

============================= ========================== ======================================== ============================

Signature: _____________________________  Signature: ___________________________
           NWQ Employee                              Designated Compliance or
                                                     Legal Officer
     Name: _____________________________       Name: ___________________________

     Date: _____________________________       Date: ___________________________
           (no later than 30 days after
           calendar quarter)

           SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL

EDUCATION:

     North High School, Omaha, Nebraska
     Creighton University, Omaha, Nebraska, BSBA 1974
     Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:

     Activa Asset Management, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary and Treasurer.

     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary, and Treasurer.

     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 459546, Trustee (1999 - 2004).

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Activa Management Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Activa Benetifs Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary.

     Activa Travel Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary.

     Activa Real Estate Services, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Meadowbrooke Business Park Association, 2905 Lucerne SE. Grand Rapids, Michigan 49546, President, Secretary and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     OMH, LLC, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary and Director.

                         SCHEDULE RE BUSINESS HISTORIES
                      McDONNELL INVESTMENT MANAGEMENT, INC.

McDonnell Investment Management, LLC ("McDonnell") is a sub-adviser for the Registrant's Intermediate Bond Fund. The principal business address of McDonnell is 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell is an investment adviser registered under the Advisers Act.

Name and Position With
Investment Adviser                    Name of Other Company                 Connection With Other Company
Dennis J. McDonnell                   Union Bancorp, Inc.                   Chairman and Director
Manager and Chairman

                                      Trans Pacific Bancorp                 Director

                                      Merritt Research Services,            Executive Committee Member

                                      LLC

Edward A. Treichel                    ---                                   ---
President and CEO

Michael P. Kamradt                    ---                                   ---
Executive Managing Director
and Chief Investment Officer

John M. McCareins                     ---                                   ---
Executive Managing Director
and Chief Marketing Officer

James J. Boyne                        ---                                   ---
Exeuctive Managing Director,
Chief Operating Officer
and General Counsel

F. Brian Cerini                       Western International                 Registered Representative
Managing Director                     Securities, Inc.

Richard A. Ciccarone                  Merritt Research Services,            Manager, Chairman, President
Managing Director                     LLC


                                      C-146


                         SCHEDULE RE BUSINESS HISTORIES
                      McDONNELL INVESTMENT MANAGEMENT, INC.

Peter L. Clerkin                      ---                                   ---
Managing Director

James R. Fellows                      Columbia Management                   Senior Vice President/
Managing Director                     Advisors (through 4/04)               Portfolio Manager

Mark Joseph Giura                     ---                                   ---
Managing Director

Brian W. Good                         Columbia Management                   Senior Vice President/
Managing Director                     Advisors (through 4/04)               Portfolio Manager

Fabian Gomez                          ---                                   ---
Managing Director

Robert J. Hickey                      ---                                   ---
Managing Director

James W. Pittinger                    ---                                   ---
Managing Director

Stephen J. Wlodarski                  ---                                   ---
Managing Director

Timothy H. Cook                       ---                                   ---
Managing Director

Paul J. Clark                         ---                                   ---
Vice President and
Chief Compliance Officer

James Grabovac                        ---                                   ---
Vice President

Thomas W. O'Connell                   J.P. Morgan Securities, Inc.          Vice President/
Vice President                        (through 10/04)                       Corporate Bond Trader

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

       Wellington Management believes that effective communication between the Investment Adviser, the Fund's officers, and its Board must be an ongoing endeavor to serve the best interests of the Fund and its shareholders. Our Mutual Fund Group, Client Marketing Services Group, Legal Services Group, Investment Administration Group, and Global Compliance Group share the responsibility for the flow of information between Wellington Management and the Fund. The work they do allows the Portfolio Management and Research groups to focus solely on the investment task. All of these groups work together to respolnd to the needs of the Fund and its shareholders and, ultimately, to maintain high standards of investment performance.

PORTFOLIO MANAGEMENT           DORIS T. DWYER, Vice President and Equity
                               Portfolio Manager, is the portfolio manager for the Fund. Doris works in Wellington
                               Management's Quantitative Investment Group as a member of the Portfolio Management team for the firm's Quantitative portfolios. She deals with a wide array of products including various US styles (Small, Mid, Large Capitalization) and Global Small Cap.
                               Doris has presented at industry conferences and seminars in the areas of global markets and portfolio trading.

                               During her time at Wellington Management, Doris was also a lead Portfolio Coordinator for structured research products. Doris joined the firm from Grantham, Mayo, Van Otterloo and Company where she was an Equity Partner and International Portfolio Manager. She has more than eighteen years of experience in investment management and has served in a variety of capacities. Along with her background in global quantitative models and investment strategy, Doris also has significant experience in global trading and trade cost analysis, as well as in the development of systems to support global portfolio management.

                               Doris received her BS in Marketing from
                               George Washington University (1985).

INVESTMENT MANAGEMENT          JAMES A. RULLO, CFA, Senior Vice President and
                               Partner, is the Director of the Quantitative
                               Investment Group. Jim is responsible for quantitative portfolio management and research, and equity derivative portfolio management and strategy at Wellington
                               Management. He and his group manage
                               portfolios in a wide range of styles
                               including Global, sector-specific, and
                               Small, Medium, and Large Cap US Equity. Jim also has significant experience in the use of derivatives, possessing an in-depth understanding of these tools and the ways they may be used to a client's advantage.

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

                               Prior to joining the firm in 1994, Jim was a Portfolio Manager at PanAgora Asset Management (1987 - 1994). Jim received his MBA, with a specialty in Management Information Systems, from Babson College (1985), and his BS, magna cum laude, in Finance from Boston University (1981).

TRADING MARK A. FLAHERTY, CFA, Senior Vice President and Partner, is the Director of Global Trading.
                               Mark is responsible for overseeing the
                               firm's global Equity and Fixed Income
                               trading desks. He and his staff execute
                               trades on behalf of Wellington Management's institutional accounts, mutual funds, and specialized portfolios. Mark is Vice Chair of the firm's Operating Committee as well as a member of the Audit, Hedge Fund Oversight, and Risk Management Committees. Mark joined Wellington Management in 1999 from Standish, Ayer and Wood where he most recently served as Director of Equity Trading and a member of the executive committee (1991 - 1999).
                               Prior to that, he worked at Aetna where he was Director of Equity Trading (1987 - 1991) and he began his investment career at Leach
                               & Garner Company (1981 - 1987). Mark
                               received his BS from Providence College
                               (1981). Additionally, Mark is a member of the Institutional Trading Advisory Committee
                               (ITAC) at the NYSE.


BUSINESS MANAGEMENT            PERRY M. TRAQUINA, CFA, PRESIDENT, CHIEF
                               EXECUTIVE OFFICER AND Managing Partner,
                               oversees the execution of the firm's
                               mission: to exceed the investment objectives and service expectations of clients worldwide. In pursuit of that goal, he spends significant time meeting with clients as well as leading the organization and focusing on the firm's resources. Perry serves on a number of the firm's governance committees. Most notably, he is Chair of the Executive and Operating Committees and a member of the Compensation Committee and several of the firm's investment review groups.

                               Perry joined the firm in 1980 as a global industry research analyst following the technology industry. He followed the sector for seventeen years before serving as the firm's Director of Global Industry Research, a position he held until his appointment as President of the firm in 2002. He was elected a Partner of the firm in 1988 and Managing Partner in 2004.

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

                               Perry received his MBA with a concentration in Finance from Harvard Business School (1980) and his BA, summa cum laude, in Economics and American Government from Brandeis University
                               (1978), where he was elected to the Phi Beta
                               Kappa Society. He also studied at the London
                               School of Economics (1976 - 1977) as a general course student. Perry is a member of the CFA Institute and the Boston Security Analysts Society.

MUTUAL FUND GROUP              LUCINDA M. MARRS, CFA, Senior Vice President and
                               Partner, is the Director of the Mutual Fund
                               Group, which coordinates the provision of investment, operations, legal and marketing services for the firm's mutual fund clients.
                               The members of her group often serve as an extension of the client's own staff to work on issues of fund governance, competitive analysis, and new product development. Cindy is a member of the firm's Global
                               Relationship Management Advisory Committee and the Marketing Panel.

                               Cindy joined the firm in 1994 as a Relationship Manager in the Institutional Group. From 1997 to 2002, she served as Director of Client Services for UK/European/South African clients from Wellington Management's London office. In 2003, Cindy returned to Boston to manage one of the firm's largest sub-advisory relationships. Prior to joining the firm, she worked as an investment consultant at Evaluation Associates (1989 -
                               1994), and held investment-related positions at Paine Webber, Inc. (1986 - 1987) and Olin Corporation (1983 - 1985).

                               Cindy received her MBA from Columbia University Graduate School of Business (1989) and her BS in Chemistry, cum laude, from Duke University
                               (1983).

                               MICHAEL H. SHEFT, CFA, Vice President, is the Relationship Manager in the Mutual Fund Group responsible for the Fund. Michael's role is to coordinate the range of services that Wellington Management provides, including investment, operational, regulatory, marketing and corporate governance reporting and support. Prior to joining the firm in 1998, Michael practiced corporate and tax law for three years. Michael received his JD from Villanova University School of Law (1994) and his LL.M. in Taxation from New York University School of Law (1995). He received his BA in Business Administration at Bucknell University (1991).

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

                               LIANA PETRANIN-MALOOF, is the Relationship
                               Analyst assigned to the Fund. As an analyst in Wellington Management's Mutual Fund Client Service Group, Liana is responsible for the analysis of investment performance, advisory fees, portfolio investment characteristics and compliance issues. Prior to joining the firm in 2000, Liana worked at Advest Group, Inc. (1999), Merrill Lynch & Co., Inc. (1998), and Larry Miller Productions, Inc. (1997). Liana received her MBA from the School of Management of Simmons College (2000), and her BA, magna cum laude, in Business Administration from Boston College in 1998.


CLIENT MARKETING               NANCY T. LUKITSH, CFA, Senior Vice President and
SERVICES GROUP                 Partner, is Director of Marketing. Nancy oversees
                               the development and execution of the firm's global marketing strategy. In that role, she has responsibility for Product Management, the Wellington Management Portfolios, and
                               Marketing Services including Communications,
                               Electronic Publishing and Web activities. As a member of the Senior Management team, Nancy also serves on a number of cross-functional groups. She chairs the firm's Product Panel and the Wellington
                               Management Portfolios Oversight Committee, and she is Vice Chair of one of the firm's two Compensation Committees. She is a member of the International Working Group that helps to review and coordinate non-US business activities, and serves as a Director of Wellington Trust Company, NA, as well as a Director of Wellington
                               Management's offshore affiliates.

                               Prior to joining the firm in 1993, Nancy spent thirteen years at McKinsey & Company, Inc., where she led their East Coast health care practice and served a range of clients in the financial services industry.

                               Nancy received her MBA from Harvard Business
                               School (1980) and her BS in Meteorology from the Massachusetts Institute of Technology (1978). She is a member of the Dean's Council of the Harvard School of Public Health and the Board of Trustees of the Salk Institute.

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

                               LISA D. FINKEL, Senior Vice President and
                               Partner, is Director of Marketing Services. Lisa oversees two groups, Client Marketing Services and Communications and Events, both of which focus on supporting and enhancing Wellington Management's image with clients, prospects, and other external audiences. The Client Marketing Services team's mission is to help Wellington Management's sub-advisory clients around the world grow their assets under management, and to bring new relationships to the firm. The Communications and Events Group develops corporate programs, events, publications, and other content as a way of sharing the firm's perspectives with clients, prospects, and consultants. Lisa serves as Chair of the Marketing Panel, a cross-functional group whose mission is to improve the firm's ability to evaluate and capitalize on new business opportunities, with a particular focus on the global sub-advisory market.

                               Lisa joined the firm in 1991 from Fidelity
                               Investments Institutional Services Company, where she marketed mutual funds through the broker/dealer and bank channels. She has also held marketing positions at Putnam Financial Services and A.G. Edwards & Sons, Inc.

                               Lisa received her BA, magna cum laude, in American Studies from Mount Holyoke College
                               (1977).

                               KIMBERLY A. SARAJIAN, CFA, Vice President, is a Client Marketing Specialist in Wellington Management's Client Marketing Services Group. Kim provides marketing consulting and sales support to the firm's mutual fund and variable annuity clients.

                               Prior to joining the firm in 2000, Kim was an Equity Research Analyst at MFS Investment Management, covering Electric Utilities and softline Retail (1998 - 2000). She also worked as an Analyst for the economic consulting firm of Horst, Frisch, Clowery & Finan Incorporated in Washington, D.C. (1993 - 1996).

                               Kim received her MBA from The Amos Tuck School of Business Administration at Dartmouth College
                               (1998), and her AB, with honors, from Colby
                               College (1993) as an Economics major. She is a member of the Boston Security Analysts Society and CFA Institute.

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

LEGAL SERVICES GROUP           CYNTHIA M. CLARKE, Senior Vice President and
                               Partner, is General Counsel for Wellington
                               Management. She leads the Legal Services
                               Group which provides advice and support to the firm on a full range of legal issues and regulatory matters. Cindy also serves as the Secretary to the Executive Committee, which functions as the firm's internal Board of Directors. Prior to joining the firm in 1999, Cindy held positions at Sullivan &
                               Worcester LLP as an associate (1983 - 1991) and a partner (1991 - 1999). Cindy received her JD from Harvard Law School (1983) and her AB from Chestnut Hill College (1980).

                               JOHN E. BRUNO, Vice President and Counsel, is an attorney in the Legal Services Group. John has extensive experience providing legal advice on a variety of matters to investment advisers and investment companies. Prior to joining the firm in 2001, John was an associate at Kirkpatrick & Lockhart LLP (1994 - 2001). John received his JD, cum laude, from Boston University
                               (1994), and his BA, cum laude, from Tufts
                               University (1990).

                               KATY D. BURKE, Vice President and Counsel, is an attorney in the Legal Services Group. Prior to joining the firm in 1999, Katy held various positions including legal and compliance positions with Scudder Kemper Investments, Inc. (1992 - 1999), Aetna Mutual Funds (1992), and Pioneer Mutual Funds (1990 - 1992). Katy received her JD, cum laude, from New England School of Law
                               (1997), and her BA, cum laude, from Saint
                               Michael's College (1989).

                               ROBERT J. TONER, Vice President and Counsel, is an attorney in the Legal Services Group. Bob has extensive experience providing legal advice on a variety of matters to investment advisers and investment companies. Prior to joining the firm in 2004, Bob was counsel at Eaton Vance Management (1999 - 2004) and Putnam Investments (1997 - 1999). Prior to his work in the investment management industry, Bob was an associate at Goodwin Procter LLP (1995 - 1997). Bob received his JD, cum laude, from Boston College (1995) and his BA, cum laude, from Harvard University (1989).

                         SCHEDULE RE BUSINESS HISTORUES
                       WELLINGTON MANAGEMENT COMPANY, LLP
                            ("WELLINGTON MANAGEMENT")

INVESTMENT                     CHRISTINE S. MANFREDI, CPA, Senior Vice President
ADMINISTRATION GROUP           and Partner, is Director of Investment
                               Administration, which provides global
                               operational and administrative support. In this role she has responsibility for client administration, sponsored products, operational risk management, global performance services, and investment data services. Chris serves on a number of the firm's cross-functional groups. She chairs the Error Resolution Council and the Investment Administration Advisory Group, is
                               Vice Chair of the Risk Management Committee, and is a member of the Operating Committee and one of the firm's two Compensation
                               Committees.

                               Prior to joining the firm in 1988, Chris held senior positions at Shawmut Bank (1983
                               - 1988), Boston Financial Data Services
                               (1981 - 1983), The City of Warwick, RI (1977
                               - 1981), and Price Waterhouse (1973 - 1977).
                               Chris received her BS in Accounting, cum laude, from Bentley College (1973).

GLOBAL COMPLIANCE              SELWYN J. NOTELOVITZ, Vice President, Chief
GROUP                          Compliance Officer, and Director of Global
                               Compliance. Selwyn leads a team of
                               compliance professionals and is responsible for Wellington Management's domestic and international compliance programs. He is a member of the firm's Error Resolution
                               Council, the Ethics Committee and the
                               Trading Policy Review Group.

                               Prior to joining the firm in 2004, Selwyn was Chief Compliance Officer at The Charles Schwab Corporation with oversight responsibility for the compliance programs for all of the company's brokerage activities as well as Schwab's principal banking affiliate U.S. Trust (2000 - 2004). Prior to that, Selwyn was Chief Compliance Officer and Senior Vice President of Global Corporate & Investment Banking for Bank of America (1994 - 2000). In addition, Selwyn was a Branch Chief for the Securities and Exchange Commission in Washington, D.C. (1987 - 1994).

                               Selwyn received his Masters Degree in Law from Georgetown University Law Center (1993) and his JD (1986) and BA in Political Science (1983) from the University of Florida. He is a member of the bar in Florida and Commonwealth of Virginia.

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.



    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").

NAME AND POSITION WITH BLACKROCK           OTHER COMPANY                   POSITION WITH OTHER COMPANY
--------------------------------           -------------                   ---------------------------

Robert P. Connolly, General Counsel,   BlackRock, Inc.,                    General Counsel, Managing
Managing Director and Secretary        New York, NY                        Director and Secretary

                                       BlackRock Financial Management,     General Counsel, Managing
                                       Inc.,                               Director and Secretary
                                       New York, NY

                                       BlackRock Capital Management,       General Counsel, Managing
                                       Inc., Wilmington, DE                Director and Secretary

                                       BlackRock Funding, Inc.,            General Counsel, Managing
                                       Wilmington, DE                      Director and Secretary

                                       BlackRock Funding International,    General Counsel, Managing
                                       Ltd.,                               Director and Secretary
                                       New York, NY

                                       BlackRock Institutional             General Counsel, Managing
                                       Management Corporation,             Director and Secretary
                                       Wilmington, DE

                                       BlackRock (Japan), Inc.,            General Counsel, Managing
                                       New York, NY                        Director and Secretary

                                       BlackRock Japan Holdings, Inc.      General Counsel, Managing
                                        New York, NY                       Director and Secretary

                                       BlackRock International, Ltd,       General Counsel, Managing
                                       Edinburgh, Scotland                 Director and Secretary

                                       BlackRock Overseas Investment       General Counsel, Managing
                                       Corp.,                              Director and Secretary
                                       New York, NY

                                      C-155



    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").


Laurence D. Fink, Chief Executive      BlackRock, Inc.,                    Chairman and Chief Executive
Officer                                New York, NY                        Officer

                                       BlackRock Funds, Wilmington, DE     Trustee

                                       BlackRock Financial Management,     Chairman and Chief Executive
                                       Inc,                                Officer
                                       New York, NY

                                       BlackRock Advisors Singapore Pte.   Chairman & Chief Executive Officer
                                       Ltd.,
                                       Singapore

                                       BlackRock Asia Limited, Hong Kong   Chairman & Chief Executive Officer

                                       BlackRock Capital Management,       Chief Executive Officer
                                       Inc., Wilmington, DE

                                       BlackRock Funding, Inc.,            Chief Executive Officer
                                       Wilmington, DE

                                       BlackRock Funding International,    Chairman & Chief Executive Officer
                                       Ltd.,
                                       New York, NY

                                       BlackRock Institutional             Chief Executive Officer
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock (Japan), Inc.,            Chairman and Chief Executive
                                       New York, NY                        Officer

                                       BlackRock Overseas Investment       Chairman and Chief Executive
                                       Corp.,                              Officer
                                       New York, NY


                                     C-155-1




    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").


Laurence D. Fink (continued)           BlackRock Japan Holdings, Inc.,     Chairman & Chief Executive Officer
                                       New York, NY

                                       BlackRock International, Ltd,       Chairman and Chief Executive
                                       Edinburgh, Scotland                 Officer

                                       BlackRock Investments, Inc., New    Chairman and Chief Executive
                                       York, NY                            Officer

                                       BlackRock HPB Management LLC        Director

                                       BlackRock Portfolio Holdings,       Chief Executive Officer
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Chief Executive Officer
                                       LLC, Wilmington, DE

                                       Risk Monitors, Inc.,                Chairman and Chief Executive
                                       New York, NY                        Officer

                                       Nomura BlackRock Asset Management   Chairman and Director
                                       Co., Ltd.

                                       SSRM Holdings, Inc.,                Chairman and Chief Executive
                                       Boston, MA                          Officer

                                       State Street Management &           Chairman and Chief Executive
                                       Research Company,                   Officer
                                       Boston, MA

                                       State Street Research Investment    Director
                                       Services, Inc., Boston, MA

                                     C-155-2



    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").


Robert S. Kapito, Vice Chairman and    BlackRock, Inc.,                    Vice Chairman
Director                               New York, NY

                                       BlackRock Closed-End Funds,         President and Trustee
                                       Wilmington, DE

                                       BlackRock Financial Management,     Vice Chairman and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock Advisors Singapore Pte.   Vice Chairman
                                       Ltd.,
                                       Singapore

                                       BlackRock Capital Management,       Vice Chairman and Director
                                       Inc., Wilmington, DE
                                       BlackRock Institutional             Vice Chairman and Director

                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock Funding, Inc.,            Vice Chairman and Director
                                       Wilmington, DE

                                       BlackRock Funding International,    Vice Chairman and Director
                                       Ltd.,
                                       New York, NY

                                       BlackRock Japan Holdings, Inc.,     Vice Chairman and Director
                                       New York, NY

                                       BlackRock (Japan), Inc.,            Vice Chairman and Director
                                       New York, NY

                                     C-155-3




    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                 INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").

Robert S. Kapito (continued)           BlackRock Overseas Investment       Vice Chairman and Director
                                       Corp.,
                                       New York, NY

                                       BlackRock International, Ltd,       Vice Chairman and Director
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New    Director
                                       York, NY

                                       BlackRock Asia Limited, Hong Kong   Vice Chairman and Director

                                       BlackRock Portfolio Holdings,       Vice Chairman and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    Vice Chairman and Director
                                       LLC, Wilmington, DE

                                       Risk Monitors, Inc.,                Vice Chairman and Director
                                       New York, NY

                                       SSRM Holdings, Inc.,                Vice Chairman and Director
                                       Boston, MA

                                       State Street Management &           Vice Chairman and Director
                                       Research Company,
                                       Boston, MA

                                       State Street Research Investment    Director
                                       Services, Inc., Boston, MA

                                       BlackRock Realty Advisors, Inc.,    Director
                                       San Francisco, CA

                                     C-155-4




    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").


Ralph L. Schlosstein, President and    BlackRock, Inc.,                    President and Director
Director                               New York, NY

                                       BlackRock Closed-End Funds,         Chairman and Trustee
                                       Wilmington, DE

                                       BlackRock Liquidity Funds,          Chairman and President
                                       Wilmington, DE

                                       BlackRock Financial Management,     President and Director
                                       Inc.,
                                       New York, NY

                                       BlackRock Advisors Singapore Pte.   President and Director
                                       Ltd.,
                                       Singapore

                                       BlackRock Capital Management,       President and Director
                                       Inc., Wilmington, DE

                                       BlackRock Funding, Inc.,            President and Director
                                       Wilmington, DE

                                       BlackRock Funding International,    President and Director
                                       Ltd.,
                                       New York, NY

                                       BlackRock Institutional             President and Director
                                       Management Corporation,
                                       Wilmington, DE

                                       BlackRock Japan Holdings, Inc.,     President and Director
                                       New York, NY


                                     C-155-5




    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").


Ralph L. Schlosstein (continued)       BlackRock (Japan), Inc.,            President and Director
                                       New York, NY

                                       BlackRock Overseas Investment       President and Director
                                       Corp.,
                                       New York, NY

                                       BlackRock HPB Management LLC,       Director
                                       New York, NY

                                       BlackRock International, Ltd,       President and Director
                                       Edinburgh, Scotland

                                       BlackRock Investments, Inc., New    Director
                                       York, NY

                                       BlackRock Asia Limited, Hong Kong   President and Director

                                       BlackRock Portfolio Holdings,       President and Director
                                       Inc.,
                                       Wilmington, DE

                                       BlackRock Portfolio Investments,    President and Director
                                       LLC, Wilmington, DE

                                       Rick Monitors, Inc.,                President and Director
                                       New York, NY

                                       Anthracite Capital, Inc.            Chairman of the Board

                                     C-155-6



    BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S
                INVESTMENT SUBADVISER, BLACKROCK ADVISORS, INC.
                                 ("BLACKROCK").


Ralph L. Schlosstein (continued)       SSRM Holdings, Inc.,                President and Director
                                       Boston, MA

                                       State Street Management &           President and Director
                                       Research Company,
                                       Boston, MA

                                       State Street Research Investment    Director
                                       Services, Inc., Boston, MA

                                       BlackRock Realty Advisors, Inc.,    Director
                                       San Francisco, CA


                                     C-155-7

                         SCHEDULE RE BUSINESS HISTORIES
                      TRADEWINDS NWQ GLOBAL INVESTORS, LLC

Tradewinds NWQ Global Investors, LLC ("Tradewinds") acts as a sub-investment adviser to the Nuveen NWQ Global Value Fund, Nuveen NWQ Value Opportunities Fund and the Nuveen NWQ International Value Fund. In addition, Tradewinds serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Tradewinds. The principal business address of each person is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

----------------------------------- ------------------------------- ----------------------------------------------
Name                                  Positions and Offices with    Other Business, Profession, Vocation or
                                        Tradewinds                  Employment During the Past Two Years
----------------------------------- ------------------------------- ----------------------------------------------
                                                                    Chief Executive Officer (since 1999) and
Michael C. Mendez                     Chief Executive Officer and   President (1999-2006) of NWQ Investment
                                        President                   Management Company, LLC.
----------------------------------- ------------------------------- ----------------------------------------------
                                                                    Managing Director and Portfolio Manager
David Iben, CFA                       Chief Investment Officer and  (1996-Present) of NWQ Investment Management
                                        Managing Director           Company, LLC.
----------------------------------- ------------------------------- ----------------------------------------------
                                                                    Managing Director and Portfolio Manager
                                                                    (2005-Present) of NWQ Investment Management
Paul Hechmer                          Managing Director and         Company, LLC. Vice President and Portfolio
                                        Portfolio Manager           Manager (2002-2005) for Registrant Investment
                                                                    Management Company, LLC.
----------------------------------- ------------------------------- ----------------------------------------------
                                                                    Managing Director (2005-Present) and Senior
Patrick Goshtigian, CFA               Managing Director and Chief   Vice President (2003-2005) for NWQ Investment
                                        Administrative Officer      Management Company, LLC.
----------------------------------- ------------------------------- ----------------------------------------------

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Cascade, and State of Michigan, on the day of April 26, 2006.

--------------------------------------------------------------------------------

                                                        ACTIVA MUTUAL FUND TRUST

--------------------------------------------------------------------------------

                                                           By /s/ Allan D. Engel
                                                           ---------------------
                                                              ALLAN D. ENGEL
                                                              President

--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------

Signature                           Title and Capacity                  Date

--------------------------------------------------------------------------------


/s/Allan D. Engel                   Principal Executive and      April 26, 2006
---------------------------         Financial Officer
ALLAN D. ENGEL

/s/ James J. Rosloniec              Trustee                      April 26, 2006
---------------------------

DONALD H. JOHNSON                   Trustee

WALTER T. JONES                     Trustee

RICHARD E. WAYMAN                   Trustee


By  /s/ Allan D. Engel                                           April 26, 2006
---------------------------
     ALLAN D. ENGEL
     (Attorney-in-Fact)

                                POWER OF ATTORNEY

         WHEREAS, ACTIVA MUTUAL FUNDS TRUST (herein referred to as the Trust), files with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, its Registration Statement relating to the sale of shares of Beneficial Interest ("Common Stock") of Amway Mutual Fund (the "Fund"), a Series of the Trust; and

         WHEREAS, each of the undersigned holds the office or offices in the Trust herein below set opposite his name, respectively;

         WHEREAS, THEREFORE, each of the undersigned hereby constitutes and appoints ALLAN D. ENGEL, individually, his attorney, with full power of substitution and with full power to act for him and in his name, place, and stead to sign his name, in the capacity or capacities set forth below, to the Registration Statement, relating to the sale of shares of Common Stock in the Funds, and to any and all amendments to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 12th day of December 2005.

         Donald H. Johnson, Trustee

         Walter T. Jones, Trustee

         Richard E. Wayman, Trustee

STATE OF MICHIGAN}
                  }SS

COUNTRY OF KENT   }

         I, Patricia S. Grooters, a Notary Public in and for the County and State aforesaid, do hereby certify that the above-named Trustees, DONALD H. JOHNSON, WALTER T. JONES and RICHARD E. WAYMAN, of ACTIVA MUTUAL FUNDS TRUST, known to me and to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he executed the same instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereto set my hand and notarial seal this 12th day of December 2005.

                                                 /s/ Patricia S. Grooters
                                            ------------------------------------
                                                     Patricia S. Grooters
                                                     Notary Public

                     CERTIFIED COPY OF CORPORATE RESOLUTION

         I, Allan D. Engel, Secretary of Activa Mutual Fund Trust, a Delaware business trust, having its principal place of business at 2905 Lucerne SE, Grand Rapids, Michigan 49546, hereby certify that the following is an extract from the minutes of a regular meeting of the Board of Trustees of said Trust held on December 12, 2005:

REGISTRATION STATEMENT REVIEW / POST EFFECTIVE AMENDMENT

         Mr. Engel reviewed with members of the Board of Trustees the fact that the Fund's Post-Effective Amendment would be filed during February 2006 and the filing would be made pursuant to Rule 485 of the Securities Act of 1933. Also, Mr. Engel indicated that the filing would be made utilizing the Power of Attorney granted by the disinterested Trustees to Allan D. Engel, President.

         Following discussion by the Board, upon a motion by Mr. Johnson, seconded by Mr. Jones, the Board unanimously adopted the following resolutions:

         RESOLVED: That the Board of Trustees hereby approve for filing the Fund's Post Effective Amendment No. 56 and any subsequent amendment relating to this filing pursuant to Rule 485 of the Securities Act of 1933;

         FURTHER RESOLVED: That the Power of Attorney executed by the disinterested Trustees of the Fund, dated December 12, 2005 is hereby approved for use in conjunction with Post Effective Amendment No. 56 and any subsequent amendment relating to this filing; and

         FURTHER RESOLVED: That the Officers are hereby authorized to make all appropriate filings with the Securities and Exchange Commission and state regulatory authorities.

         I further certify that the foregoing resolutions are still in full force and effect.

         Dated this 12th day of December 2005.

                                        /s/ Allan D. Engel
                                        ----------------------------------------
                                        Allan D. Engel

                                        Secretary, Activa Mutual Fund Trust